As filed with the Securities and Exchange Commission on April 30, 2010

1933 Act Registration No. 2-90201
1940 Act Registration No. 811-03996

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933  ☒

POST-EFFECTIVE AMENDMENT NO. 42  ☒

AND/OR

REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940  ☒

AMENDMENT NO. 43  ☒

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

(Exact Name of Registrant)

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

(Name of Depositor)

320 Park Avenue New York, New York 10022-6839

(Address of Depositor’s Principal Executive Office Including Zip Code)

Depositor’s Telephone Number, Including Area Code: (212) 224-1600

Thomas L. Martin

Executive Vice President and Deputy General Counsel

Mutual of America Life Insurance Company

320 Park Avenue

New York, New York 10022-6839

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of the Registration Statement.

It is proposed that this filing will become effective (check appropriate space)

☐            immediately upon filing pursuant to paragraph (b) of Rule 485

☒           on May 1, 2010 pursuant to paragraph (b) of Rule 485

☐            60 days after filing pursuant to paragraph (a) of Rule 485

☐            on May 1, 2010 pursuant to paragraph (a) of Rule 485

CROSS-REFERENCE SHEET

(File No. 2-90201, TVIF Contracts)

Form N-4 Item		Prospectus Caption

PART A

1.	Cover Page	Cover Page

2.	Definitions	Definitions We Use in this Prospectus

3.	Synopsis	Table of Annual Expenses

4.	Condensed Financial Information	Appendix A: Unit Value Information for the Separate Account Funds; Performance Information for the Separate Account Funds

5.	General Description of Registrant, Depositor, and Portfolio Companies	About Mutual of America and the Separate Account; Underlying Funds in which Our Separate Account Invests; Your Voting Rights for Meetings of the Underlying Funds; Administrative Matters

6.	Deductions	Table of Annual Expenses; Charges You Will Pay

7.	General Description of Variable Annuity Contracts	Purchasing a Contract and Making Contributions; Your Account Balance in the Separate Account Funds; Our General Account; Where to Contact Us and Give Us Instructions

8.	Annuity Period	You May Obtain an Annuity with Your Account Balance

9.	Death Benefit	Our Payment of Account Balance to You or a Beneficiary—Death Benefit during the Accumulation Period

10.	Purchases and Contract Value	Purchasing a Contract and Making Contributions; Your Account Balance in the Separate Account Funds; Our General Account

11.	Redemptions	Your Account Balance in the Separate Account Funds; Our Payment of Account Balance to You or a Beneficiary; Where to Contact Us and Give Us Instructions

12.	Taxes	Federal Tax Information

13.	Legal Proceedings	N/A (see Statement of Additional Information)

14.	Table of Contents of the Statement of Additional Information	Our Statement of Additional Information

Statement of Additional Information Caption

PART B

15.	Cover Page	Cover Page

16.	Table of Contents	Table of Contents

17.	General Information and History	N/A

18.	Services	N/A

19.	Purchases of Securities Being Offered	Distribution of the Contracts

20.	Underwriters	Distribution of the Contracts

21.	Calculation of Performance Data	Yield and Performance Information

22.	Annuity Payments	N/A

23.	Financial Statements	Financial Statements

PROSPECTUSES OF

  MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

TAX-DEFERRED ANNUITY PLAN
VOLUNTARY EMPLOYEE CONTRIBUTION PROGRAM
INDIVIDUAL RETIREMENT ANNUITY  TVIF
FLEXIBLE PREMIUM ANNUITY  MAY 1, 2010

This should be read together with the Prospectuses of:

‰

Mutual of America Investment Corporation

Equity Index Fund  Page

All America Fund  Page

Small Cap Value Fund  Page

Small Cap Growth Fund  Page

Mid Cap Value Fund  Page

Mid-Cap Equity Index Fund  Page

Composite Fund  Page

International Fund  Page

Money Market Fund  Page

Mid-Term Bond Fund  Page

Bond Fund  Page

Retirement Funds:

Retirement Income Fund  Page

2010 Retirement Fund  Page

2015 Retirement Fund  Page

2020 Retirement Fund  Page

2025 Retirement Fund  Page

2030 Retirement Fund  Page

2035 Retirement Fund  Page

2040 Retirement Fund  Page

2045 Retirement Fund  Page

Allocation Funds:

Conservative Allocation Fund  Page

Moderate Allocation Fund  Page

Aggressive Allocation Fund  Page

Fidelity Investments® Variable
Insurance Products Funds:

Equity-Income Portfolio  Page

Asset ManagerSM Portfolio  Page

Contrafund® Portfolio  Page

Mid Cap Portfolio  Page

Vanguard Variable Insurance Fund:

Diversified Value Portfolio  Page

International Portfolio  Page

DWS Variable Series I:

Bond VIP  Page

Capital Growth VIP  Page

International VIP  Page

Oppenheimer Main Street Fund®/VA  Page

American Century VP Capital
Appreciation Fund  Page

Calvert VP

SRI Balanced Portfolio  Page

MUTUAL OF AMERICA
LIFE INSURANCE COMPANY

Our privacy policy is on the inside back cover page of this booklet.

PROSPECTUS

Tax-Deferred Annuity Plan,
Voluntary Employee Contribution Contracts
Individual Retirement Annuity and
Flexible Premium Annuity Contracts—
Variable Accumulation Annuity Contracts

(TDA, IRA, VEC AND FPA CONTRACTS)

Issued By

Mutual of America Life Insurance Company

320 Park Avenue, New York, New York 10022-6839

Through its

Separate Account No. 2

The Contracts—We offer these group and individual variable accumulation annuity contracts ("Contracts"):

•  group Tax-Deferred Annuity Contracts ("TDA Contracts");

•  Individual Retirement Annuity Contracts ("IRA Contracts"), including Traditional IRA, Roth IRA, Inherited IRA (subject to state insurance department approval), Savings Incentive Match Plan for Employees (SIMPLE) IRA and Simplified Employee Pension (SEP) IRA Contracts; and

•  individual Flexible Premium Deferred Annuity Contracts ("FPA Contracts").

We no longer offer our group Voluntary Employee Contribution ("VEC") Contract, which we describe in Appendix C.

A Participant or you means an employee under a TDA Contract, a person to whom we have issued an IRA Contract or a person or entity to which we have issued an FPA Contract. A Contract can help you accumulate funds for retirement and other long-term financial needs. You may apply your Account Value to provide fixed monthly Annuity Payments that begin at a future date.

Your Contributions—You may make Contributions in the amounts and at the frequency you choose (subject to certain minimums), and some of the Contracts permit your employer to make Contributions on your behalf. Under IRA and TDA Contracts, the amount of your Contributions and those of your employer are limited by federal tax laws.

Investment Alternatives for Your Account Value—You may allocate your Account Value to any of the Funds of Mutual of America Separate Account No. 2 or to our General Account, unless your employer's Plan (if any) restricts allocations. You may transfer all or any part of your Account Value among the available Investment Alternatives at any time, without charge. The Separate Account Funds invest in funds or portfolios of mutual funds ("Underlying Funds"), which currently are:

•  Mutual of America Investment Corporation ("Investment Company"): Equity Index, All America, Small Cap Value, Small Cap Growth, Mid Cap Value, Mid-Cap Equity, Composite, International, Money Market, Mid-Term Bond, Bond, Retirement Income, 2010 Retirement, 2015 Retirement, 2020 Retirement, 2025 Retirement, 2030 Retirement, 2035 Retirement, 2040 Retirement, 2045 Retirement (together these nine Funds may be referred to as the "Retirement Funds"), Conservative Allocation, Moderate Allocation and Aggressive Allocation Funds (together these three Funds may be referred to as the "Allocation Funds");

•  Fidelity Investments® Variable Insurance Products ("Fidelity VIP") Funds: Equity-Income, Asset Manager(SM), Contrafund® and Mid Cap Portfolios;

•  Vanguard Variable Insurance Fund: Diversified Value Portfolio and International Portfolio;

•  DWS Variable Series I: Bond VIP, Capital Growth VIP and International VIP;

•  Oppenheimer Funds: Oppenheimer Main Street Fund®/VA;

•  American Century Variable Portfolios, Inc.: American Century VP Capital Appreciation Fund; and

•  Calvert VP: SRI Balanced Portfolio. (Also referred to as Calvert Variable Series, Inc. Social Balanced Portfolio)

We do not guarantee the investment performance of any Separate Account Fund. You have the entire investment risk, including the risk of a decline in value, for amounts you allocate to a Separate Account Fund.

We pay a fixed rate of interest on your Account Value in our General Account, and we change the rate from time to time. This Prospectus describes the Separate Account Fund Investment Alternatives, but there is a brief description of the General Account under "Our General Account".

Statement of Additional Information—You may obtain at no charge a Statement of Additional Information (SAI), dated the same date as this Prospectus, with additional information, about the Contracts and the Separate Account by writing to us at the address at the top of this page or by calling 1-800-468-3785. We have filed the SAI with the Securities and Exchange Commission (SEC) and it is incorporated into this Prospectus by reference. The table of contents for the SAI is at the end of this Prospectus for your review.

Prospectuses—You should read this Prospectus carefully before you purchase a Contract or decide to become a Participant and you should keep it for future reference. This Prospectus is not valid unless the prospectuses of the Underlying Funds, which you should also read, are distributed with it. We distribute the prospectuses for the Underlying Funds with this Prospectus, and you should read them for complete information about the Underlying Funds. If you cannot locate the prospectuses of the Underlying Funds, which are bound together with this prospectus, please write to us at the address at the top of this page or call 1-800-468-3785 to request one.

•  Capitalized terms unless otherwise defined in the text are described in the section captioned "Definitions We Use in this Prospectus", and throughout the Prospectus.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Dated: May 1, 2010

This Prospectus does not offer the Contracts in any jurisdiction where we may not lawfully offer the Contracts for sale. We have not authorized any person to give any information or to make any representations about the Contracts or this offering other than those in this Prospectus. If you receive unauthorized information or representations, you must not rely on them in making any purchase decision.

(This page has been left blank intentionally.)

TABLES OF ANNUAL EXPENSES

The following tables describe the fees and expenses that you will pay upon becoming a Participant, while you are a Participant, and upon transfer or surrender of your Account Value. State premium taxes may also be deducted, but we do not currently deduct them. State premium taxes vary and generally are between 0.5%-4.5%.

I.  Transaction Expenses.  The first table describes fees and expenses you will pay when you or become a Participant, when you surrender your Contract or participation interest or when you transfer your Account Value among Investment Alternatives.

	Current	Maximum
Participant Transaction Expenses
Sales Load on Purchases	0%	0%
Deferred Sales Load	0%	0%
Surrender Fees	0%	0%
Exchange Fees	0%	0%

II.  Annual Separate Account Expenses. The next table describes the fees and expenses you will pay periodically during the time that you are a Participant, not including Underlying Fund fees and expenses.

The information in the first table shown below ("Table A"), applies from the current time until August 1, 2010 ("Change Date").

The second table shown below ("Table B"), will apply as of the Change Date to all Participants regardless of when their Contract was purchased and reflects an increase in the Current Annual Separate Account Expenses from 0.90% to 1.20%.

Table A shows current Annual Separate Account Expenses and Table B shows the Annual Separate Account Expenses commencing on the Change Date.

A. Current

	Current VEC, IRA/FPA, TDA Standard		Current TDA Reduced Fees		VEC, IRA/FPA, TDA Maximum
Annual Contract Fee	$24	(1)	$24	(1)	$24
Separate Account Annual Expenses (as a percentage of average net assets)
Expense Risk Fee	.15%		.15%		up to 2.00%
Administrative Charges	.40	%(3)	.20	%(3)(5)	up to 2.00%
Distribution Expense Charge	.35%		.15	%(3)(5)	up to 2.00%
Total Separate Account Annual Expenses	.90	%(4)	.50	%(3)(4)	2.00%
Loan Interest (TDA Contracts only)	5.76	%(2)	5.76	%(2)	5.76	%(2)

Under the fee structure effective on the Change Date:

•  Standard Annual Separate Account Expenses will increase from .90% to 1.20%.

•  Participants in TDA Plans that currently qualify for the Reduced Fee may experience an increase in fees as follows:

-  Plans that currently qualify for the Reduced Fee and that remain qualified and meet all other criteria for eligibility as of the Change Date, but have less than $5 million in the Separate Account on the Change Date, will receive the Tier 2 Reduced Fee of 0.60%, representing an increase of 0.10% over the current Reduced Fee of 0.50%.

-  Plans that currently qualify for the Reduced Fee and that have $5 million or more in the Separate Account, and that remain qualified on the Change Date and meet all other criteria for eligibility, will receive the Tier 1 Reduced Fee of 0.50% and will not experience an increase from the current Reduced Fee.

B. Commencing on the Change Date

	As of 8/1/10 VEC, IRA/FPA, TDA Standard		As of 8/1/10 TDA Tier 1 Reduced Fees (6)		As of 8/1/10 TDA Tier 2 Reduced Fees (7)		VEC, IRA/FPA, TDA Maximum
Annual Contract Fee	$24	(1)	$24	(1)	$24	(1)	$24
Separate Account Annual Expenses (as a percentage of average net assets)
Expense Risk Fee	.20%		.20%		.20%		up to 2.00%
Administrative Charges	.50%		.15	%(5)(6)	.20	%(5)(7)	up to 2.00%
Distribution Expense Charge	.50%		.15	%(5)(6)	.20	%(5)(7)	up to 2.00%
Total Separate Account Annual Expenses	1.20	%(4)	.50	%(4)(5)(6)	.60	%(4)(5)(7)	2.00%
Loan Interest (TDA Contracts only)	(2)		(2)				(2)

(1)  Annual Contract Fee: Waiver.  The Annual Contract Fee of $24.00 is charged at a rate of $2 per month. When referring to the monthly installment of the Annual Contract Fee we use the term "Monthly Participant Charge". Unless you use eDocuments, (See "Definitions we use in this Prospectus" for a description of eDocuments) you pay the lesser of a monthly amount of $2.00, or 1/12 of 1.00% of your Account Value. An employer under a TDA Contract or a SEP-IRA or SIMPLE IRA Contract may elect to pay your monthly charges, in which case we do not deduct the monthly Participant charge. Under SEP and TDA Contracts, we currently do not impose this charge each month if you meet the conditions listed in "Charges You or Your Employer Will Pay—Monthly Participant Charge."

(2)  This rate is an adjustable rate we declare from time to time. The current and maximum loan interest charges in part A of the Table are as of April 1, 2010. These rates only apply to new loans in the second quarter of 2010. Existing loans may have a different rate depending on when the loan was granted, as the rates are adjusted from time to time. The TDA Loan rate will not exceed the higher of 1% above the current rate of interest credited to Account Values held in the General Account for TDA Contracts, or the Moody's® Corporate Yield Average. The amount held in the General Account as collateral for a collateralized loan must be equal to 120% of the loan amount. You will pay interest on the loan, but the amount we hold in the General Account as collateral for your loan will accrue interest. A portion of the collateral equal to the loan amount, may earn interest at a rate that is different than the rate earned by other amounts in the General Account. Amounts held in the General Account as collateral for a loan may earn interest at a rate different and lower than the rates earned by other amounts in the General Account and the interest it earns may be lower than the returns of some or all of the Separate Account investment alternatives. See "Charges You or Your Employer Will Pay—Loan Interest Under TDA Contracts" and "Loans under a TDA Contract" for more details.

(3)  Reduced Fees. Plans may become eligible for the Reduced Fee if they have minimum amounts of assets in the Separate Account of $2 million and satisfy the other criteria specified in "Charges You or Your Employer Will Pay" and "Charges Under the Contracts".

(4)  Adviser Reimbursements. All Plans with assets invested in the American Century VP Capital Appreciation Fund and Fidelity VIP Funds, without any requirement that they have a minimum amount of assets in the Separate Account, qualify for a reduction in the fees they pay equal to reimbursements we receive from service providers to those funds. The investment adviser for the American Century VP Capital Appreciation Fund reimburses us at an annual rate of 0.25% for administrative expenses, and the transfer agent and distributor for the four Fidelity VIP Funds reimburse us at an annual rate of 0.10% for certain services we provide. The effect of the reimbursements on all Plans is more specifically discussed under "Charges You or Your Employer Will Pay" and "Charges under the Contracts".

(5)  Separate Account Charges: Current Reduced Fees/Changes on August 1, 2010 available for TDA Contracts only. We are increasing the standard Separate Account Annual Expense to 1.20% commencing on the Change Date and we are changing the eligibility criteria and structure of the Reduced Fee Separate Account Expense available to TDA contracts, effective on the Change Date. We will notify Participants in advance of any additional fee change. See "Charges under the Contracts".

(6)  Tier 1 Reduced Fees available for TDA Contracts Only. Plans may become eligible for the Tier 1 Reduced Fee if they have minimum amounts of assets in the Separate Account of $5 million and satisfy the other criteria specified in "Charges You or Your Employer Will Pay" and "Charges Under the Contracts".

(7)  Tier 2 Reduced Fees available for TDA Contracts Only. Plans may become eligible for the Tier 2 Reduced Fee if they have minimum amounts of assets in the Separate Account of $2 million and satisfy the other criteria specified in "Charges You or Your Employer Will Pay" and "Charges Under the Contracts".

III.  Underlying Fund Expenses. The next table shows the minimum and maximum total operating expenses charged by the Underlying Funds that you may pay during the time that you are a Participant. (Underlying Fund expenses may vary from year to year.) These are based on the actual charges incurred by the Underlying Funds during 2009 before any expense reimbursement. You should refer to the prospectus of each Underlying Fund for more details concerning the Underlying Fund's fees and expenses.

	Minimum	Maximum
Total Annual Underlying Fund Operating Expenses (expenses deducted from Underlying Fund assets, including management fees and other expenses, as a percentage of average net assets)	.26%	1.00%

Example

The Example below is intended to help you compare the cost of being a Participant with the cost of investing in other variable annuity contracts if we were to raise our current fees and expenses to the maximum amounts. These costs include Participant transaction expenses, Participant Charges, Separate Account annual expenses and Underlying Fund fees and expenses. The Example assumes that you invest $10,000 under a Contract for the time periods indicated and that your investment has a 5% annual rate of return each year.

We do not impose a surrender charge when you make a withdrawal of Account Value. As a result, the expenses would be the same whether or not you surrender the Account Value, or apply the Account Value for the purchase of an annuity (annuitize), at the end of the applicable time period.

Example Based on Maximum Costs. This example also assumes the maximum fees and expenses of the Underlying Funds during 2009, with the maximum Annual Contract Fee and the maximum Separate Account Annual Expenses shown in the Table of Expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
IRA/FPA/TDA Maximum(1)	$312	$985	$1,726	$3,929

(1) Assumed Annual Contract Fee of $4.85 per $10,000 of Separate Account value and an average account balance of $49,450.

Accumulation Unit Values for the Separate Account Funds

For information about the Accumulation Unit values of each of the Separate Account Funds over a period of time, you should see Appendix A to this Prospectus. The Unit values reflect the investment performance and expenses of the Underlying Funds and the charges we assess on the assets of the Separate Account Funds. You may obtain a copy of the Separate Account's most recent annual financial statements by calling us at 1-800-468-3785.

SUMMARY OF INFORMATION IN THIS PROSPECTUS

The discussion below is a summary of information in the Prospectus. The references in the summary direct you to particular sections in the Prospectus where you will find more detailed explanations.

Contracts We Offer

We offer the group and individual variable accumulation annuity contracts described in this Prospectus to assist with retirement and long-term financial planning. Refer to "Purchasing a Contract and Making Contributions— Purchase of a Contract; Participation." The three types of contracts are:

1.  Individual Retirement Annuity Contracts (IRA Contracts).

The term "IRA Contracts" refers to Traditional IRA, Roth IRA, Inherited IRA, SEP IRA and SIMPLE IRA Contracts, which are described below. Individuals may purchase IRA Contracts for retirement savings. A married individual who is not a wage earner may purchase an IRA Contract (a spousal IRA), and the individual's Spouse (if a wage earner) may make Contributions on behalf of the non-wage earning Spouse, provided their federal income tax filing status is married, filing jointly. Individuals who have adjusted gross income for federal income tax purposes below certain levels are eligible to purchase Roth IRAs. Individuals, whether a surviving Spouse or a beneficiary, may purchase an Inherited IRA when offered in the individual's state, using death benefit proceeds payable under an IRA or another qualified retirement plan. An individual may purchase an IRA Contract directly from us, and must designate whether the Contract is a Traditional IRA, a Roth IRA or an Inherited IRA.

An employee may purchase a SEP IRA Contract under a Simplified Employee Pension (SEP) Plan or may purchase a SIMPLE IRA Contract under a Savings Incentive Match Plan for Employees (SIMPLE), if the individual's employer has established one of those plans.

For federal income tax purposes:

•  You may be able to deduct Contributions under a Traditional IRA Contract, but there are limits on the amount that you may deduct and restrictions on who may deduct IRA contributions. Under an IRA contract (other than a Roth IRA), you do not pay federal income tax on the earnings from Contributions until you begin receiving Annuity Payments or otherwise withdraw all or a portion of your Account Value.

•  You may not deduct Contributions under a Roth IRA for federal income tax purposes. Under a Roth IRA, you may withdraw earnings tax-free if the Roth IRA Contract is at least five years old and you are 59 1/2 years old or older, or in certain other circumstances.

•  You may not make Contributions to an Inherited IRA. Under an Inherited IRA, you must receive a distribution of the entire account balance either by the end of the fifth calendar year following the year of the decedent's death or as a series of annual required minimum distributions based upon life expectancy.

•  You may be able to deduct Contributions under a SEP IRA Contract, but there are limits on the amount that you may deduct and restrictions on who may deduct IRA Contributions.

•  You may exclude Contributions to a SIMPLE IRA from gross income, within certain limits.

Refer to "Federal Tax Information" for more details.

2.  Flexible Premium Annuity Contracts (FPA Contracts).

Individuals may purchase FPA Contracts to accumulate assets for retirement. An employer may purchase FPA Contracts to serve as a depository for the employer's deferred compensation obligations to employees.

For federal income tax purposes:

•  If you are an individual (not a corporation, for example), you make Contributions to an FPA Contract with "after-tax" dollars. In other words, you may not deduct or exclude the amount of the Contributions from your income for federal income tax purposes. If you are an individual, you do not pay federal taxes on the earnings on Contributions to an FPA Contract until you begin to receive

Annuity Payments or otherwise withdraw all or a portion of your Account Value, in most circumstances. Refer to "Federal Tax Information".

•  There is no deferral of federal income taxation of the earnings on Contributions for employers who purchase FPA Contracts for deferred compensation obligations or for other Contractholders who are not individuals.

Refer to "Federal Tax Information" for more details.

3.  Tax Deferred Annuity Contracts (TDA Contracts).

We issue TDA Contracts to Contractholders that have adopted plans under Section 403(b) of the Code. A Contractholder must be a tax-exempt organization under Section 501(c)(3) of the Code or an eligible public school or college, or an association that represents a Section 501(c)(3) tax-exempt organization or eligible public school or college or its employees.

You make Contributions under a TDA Contract through a voluntary salary reduction agreement with your employer on either a pre-tax or a designated Roth basis (subject to the provisions of the Plan).

In addition to making Contributions by salary reduction or by a single sum transfer from a tax deferred annuity arrangement maintained under Section 403(b) or 403(b)(7) of the Code, you may make Contributions by rollover of eligible distributions from eligible retirement plans if your employer's Plan and our Contract issued for the Plan accept rollovers.

For federal income tax purposes:

•  Under Section 403(b) of the Code, you may defer recognition of the Contributions you make by salary reduction, within certain limits, for federal income tax purposes. If permitted by the Plan, you may designate Contributions you make as designated Roth contributions described in Section 402A of the Code.

•  Amounts that you roll over will not be subject to the limitations on the amount of Contributions from salary reduction permitted during a tax year.

Refer to "Our Payment of Account Value to You or a Beneficiary—Your Right to Make Withdrawals, including by Specified Payments" and "Federal Tax Information" for more details.

Contributions during the Accumulation Period

You may make Contributions at whatever times you select, but the timing will be based on your payroll period if you make Contributions under a salary reduction or payroll deduction agreement with your employer. We may refuse to accept initial or subsequent Contributions when we deem it appropriate to do so, including because of anti-money laundering laws or regulations or other legal requirements. We must receive each Contribution at our home office, along with sufficient information to identify the person for whom and the Contract under which the Contribution is made, before we can credit the Contribution to your Account Value. If an employer sends us Contributions, we will apply the Contributions when we receive the amounts at our home office or receive them by electronic funds transfer, or wire transfer of federal funds into our designated bank account along with the required identifying information. Refer to "Purchasing a Contract and Making Contributions—Payment of Contributions" and "Federal Tax Information" for more details.

Minimum Required. We or the Plan may establish minimum Contributions that you may make under the Contracts.

Who May Make Contributions. The persons who may make Contributions, and the manner in which Contributions should be sent to us, are as follows.

IRA Contracts

•  Under a Roth IRA or a Traditional IRA Contract (other than a SIMPLE IRA), you may make Contributions directly to us, or you may also make Contributions through a payroll deduction agreement with your employer.

•  Under an Inherited IRA contract, you may not make Contributions. You may only purchase an Inherited IRA by a rollover of a death benefit that is payable to you from an IRA Contract and/or another qualified retirement plan, but only with respect to one decedent under each Contract.

•  Under a SIMPLE IRA Contract, you may make Contributions only by salary reduction agreement with your employer.

•  For both SEP IRAs and SIMPLE IRAs, the employer also may contribute amounts on your behalf, within the limits established by the Code. Under a SIMPLE IRA, an employer must match certain Contributions by an employee or make a Contribution for each employee who is eligible to contribute under the SIMPLE.

FPA Contracts

•  Under an FPA Contract purchased by an employer on behalf of an employee, the employer makes the Contributions.

•  Under an FPA Contract issued to an individual, you may make Contributions through a payroll deduction agreement with your employer, and you may make Contributions directly to us.

TDA Contracts

Under a TDA Contract, you may make Contributions only by salary reduction agreement with your employer, on either a pre-tax or designated Roth basis (subject to the provisions of the Plan).

Limits on Amounts of Contributions

IRA Contracts

The aggregate amount that you may contribute to a Traditional IRA, SEP IRA and/or Roth IRA Contract is limited under the Code. Your Contributions may be fully or partially deductible, depending on the level of your federal adjusted gross income and the type of IRA Contract. If you have reached the age of 70 1/2, you may no longer make Contributions (except by rollover from another IRA contract or eligible employer retirement plan) to a Traditional IRA or SEP IRA Contract. There is no Participant age limit for Contributions under a Roth IRA, an Inherited IRA or a SIMPLE IRA, or for employer contributions to a SEP IRA.

FPA Contracts

There is no limit on the amount of Contributions that you may make to an FPA Contract if you are an individual.

TDA Contracts

The maximum annual Contributions under TDA Contracts are those amounts the Code permits for Plans.

Refer to "Purchasing a Contract and Making Contributions—Payment of Contributions" and "Federal Tax Information" for more details.

Investment Alternatives for Your Account Value

You may allocate Contributions among the Investment Alternatives, subject to any restrictions contained in your Employer's Plan. You may change your allocation instructions at any time for future Contributions.

The General Account. We pay interest on the portion of your Account Value you allocate to our General Account, at an effective annual yield equal to or greater than the minimum rate if any, set forth in your Contract. In our discretion, we change the current rate of interest from time to time. We have the full investment risk for amounts you allocate to the General Account. We sometimes refer to the General Account Investment Alternative as the Interest Accumulation Account.

This Prospectus serves as a disclosure document for the Separate Account Investment Alternatives under the Contracts. Refer to "Our General Account" for a brief description of the General Account.

The Separate Account. The Separate Account has Funds, or sub-accounts. The name of each Fund corresponds to the name of its Underlying Fund. When you allocate Contributions or transfer Account Value to a Separate Account Fund, the Fund purchases shares in its Underlying Fund. A Separate Account Fund is called a "variable option", because you bear the investment risk that your Account Value in the Fund will increase or decrease based on the investment performance of the Underlying Fund.

Underlying Funds

The Separate Account Funds currently invest in thirty-five Underlying Funds which have different investment objectives, investment policies and risks. You should refer to "Underlying Funds in which Our Separate Account Invests" for more information about the Underlying Funds' investment objectives, and to the prospectuses of the Underlying Funds that are distributed with this Prospectus.

Charges under the Contracts

We deduct several charges from the net assets of each Separate Account Fund. Refer to "Charges You or Your Employer Will Pay". We are increasing these charges commencing on August 1, 2010 (the "Change Date"). Plans with minimum amounts of assets in the Separate Account are eligible for the Reduced Fee ($2 million in assets), the Tier 2 Reduced Fee ($2 million in assets) or the Tier 1 Reduced Fee ($5 million in assets) as discussed in more detail below. In addition, all Plans with assets invested in the American Century VP Capital Appreciation Fund and the Fidelity VIP Funds, without any requirement that they have a minimum amount of assets in the Separate Account, qualify for a reduction in the Annual Separate Account Expenses equal to the reimbursement we receive from service providers to those funds, as is discussed in more detail below and in "Charges You or Your Employer Will Pay".

Together, these charges are referred to as the Total Separate Account Annual Expenses. The Total Separate Account Annual Expenses are:

The standard charges, totaling 0.90%, subject to reduction as noted below for assets in the American Century VP Capital Appreciation Fund and Fidelity VP Funds, include:

•  An administrative expense charge at an annual rate of 0.40% which increases to .50% commencing on the Change Date, and is reduced by reimbursements from certain fund advisers. See "Charges You or Your Employer Will Pay";

•  A charge at an annual rate of 0.35% for expenses related to the distribution of the Contracts, which increases to .50% commencing on the Change Date; and

•  A charge at an annual rate of 0.15% for assuming certain expense risks under the Contracts, which increases to .20% commencing on the Change Date.

Effective on the Change Date:

•  Standard Annual Separate Account Expenses will increase from .90% to 1.20%.

•  Participants in TDA Plans that currently qualify for the Reduced Fee may experience an increase in fees as follows:

-  TDA Plans that currently qualify for the Reduced Fee and that remain qualified and meet all other criteria for eligibility as of the Change Date, but have less than $5 million in the Separate Account on the Change Date, will receive the Tier 2 Reduced Fee of 0.60%, representing an increase of 0.10% over the current Reduced Fee of 0.50%.

-  TDA Plans that currently qualify for the Reduced Fee and that have $5 million or more in the Separate Account, and that remain qualified on the Change Date and meet all other criteria for eligibility, will receive the Tier 1 Reduced Fee of 0.50% and will not experience an increase from the current Reduced Fee.

Reduced Fee, Available for TDA Contracts Only (Prior to Change Date). Currently, total Separate Account Annual Expenses are reduced to a total of 0.50% (0.25% for the American Century VP Capital Appreciation Fund and 0.40% for the Fidelity VIP Funds) ("Reduced Fee") for Participants in Plans that have been determined to be eligible for the Reduced Fee. The following criteria must be met for eligibility for the Reduced Fee: Plans of employers with assets in the Separate Account of at least $2 million (measured for Plans with existing accounts on the last day of each calendar quarter for eligibility in the next quarter) and the Employer is using Hotline Plus. (see "Definitions we use in this Prospectus" for a description of Hotline Plus). After a Plan has been determined to be eligible for the Reduced Fee, it must maintain assets of at least $1.8 million in the Separate Account and continue to use Hotline Plus as of the last day of the calendar quarter in order to remain eligible for the Reduced

Fee in the next succeeding quarter. Eligibility for the Reduced Fee for new Plans is determined on the date when we have received a Plan's assets and we begin providing administrative services.

Tier 1 Reduced Fees, Available for TDA Contracts Only, Commencing on the Change Date. The standard Annual Separate Account Expense will be 1.20%, the Tier 1 Reduced Fee will be 0.50% for Plans of Employers meeting the following criteria: (a) the Plan uses Hotline Plus, (b) the Plan has assets in the Separate Account of at least $5 million on the Change Date, initially or when being reconsidered after losing eligibility. After a Plan has been determined to be eligible for the Tier 1 Reduced Fee, it must maintain assets of at least $4.8 million as of the last day of a calendar quarter to remain eligible for the next calendar quarter. Existing Plans that are eligible for the Reduced Fee on the Change Date meeting the other criteria for eligibility described in this section and that have $5 million or more in assets in the separate account on the Change Date will be eligible for the Tier 1 Reduced Fee. Loss of eligibility for failure to maintain at least $4.8 million for the Tier 1 Reduced Fee will occur for any reason such as, for example, withdrawals from the Plan or the investment performance of the Underlying Funds. Eligibility for the Tier 1 Reduced Fee will be lost irrespective of the amount of a Plan's assets in the Separate Account, if the Plan at any time does not use Hotline Plus. Eligibility for the Tier 1 Reduced Fee is determined for new Plans on the date the Plan's assets are received by us and we begin providing administrative services.

•  Commencing on the Change Date, the Tier 1 Reduced Fee of 0.50% is further reduced to 0.25% for assets invested in the American Century VP Capital Appreciation Fund and 0.40% for assets invested in the Fidelity VIP Funds). For more information, see Charges You or Your Employer Will Pay—Separate Account Charge.

Tier 2 Reduced Fees, Available for TDA Contracts Only, Commencing on the Change Date. The standard Annual Separate Account Expense will be 1.20%, and the Tier 2 Reduced Fee will be 0.60% for Plans of Employers meeting the following criteria: (a) the Plan uses Hotline Plus, (b) the Plan has assets in the Separate Account of at least $2 million on the Change Date, initially or when being reconsidered after losing eligibility. After a Plan becomes eligible for the Tier 2 Reduced Fee, it must maintain assets of at least $1.8 million as of the last day of a calendar quarter to remain eligible for the next calendar quarter. Existing Plans eligible for the Reduced Fee on and prior to the Change Date meeting the other criteria for eligibility described in this section that have $1.8 million or more in assets in the separate account on the Change Date will remain eligible for the Tier 2 Reduced Fee. Loss of eligibility for failure to maintain at least $1.8 million for the Tier 2 Reduced Fee will occur for any reason such as, for example, withdrawals from the Plan or the investment performance of the Underlying Funds. Eligibility for the Tier 2 Reduced Fee will be lost irrespective of the amount of a Plan's assets in the Separate Account, if the Plan at any time does not use Hotline Plus. Eligibility for the Tier 2 Reduced Fee is determined for new Plans on the date the Plan's assets are received by us and we begin providing administrative services.

•  Commencing on the Change Date, the Tier 2 Reduced Fee is further reduced to 0.35% for assets in the American Century VP Capital Appreciation Fund and 0.50% for assets in the Fidelity VIP Funds. For more information, see Charges You or Your Employer Will Pay—Separate Account Charge.

Aggregation Rule. Solely for purposes of determining whether a Plan's assets in this Separate Account meet the eligibility criteria for the Reduced Fees, Tier 1 Reduced Fees or Tier 2 Reduced Fees, the term "Employers" includes any entity affiliated with an Employer that is participating in the Employer's Plan; however, each such affiliated entity must also be using Hotline Plus in order to be eligible for the Tier 1 Reduced Fees or the Tier 2 Reduced Fees, as the case may be, applicable to the Employer.

Electronic Funds Transfer Requirement for Reduced Fees available for TDA Contracts only, commencing January 1, 2011. Beginning on January 1, 2011, in addition to meeting the threshold requirements for assets as set forth above, the Employer must also be remitting its contributions via the Company's automated electronic funds transfer (EFT) system in order to be eligible for either Tier 1 Reduced Fees or the Tier 2 Reduced Fees. Also, each affiliated entity of the Employer that is participating in the Employer's Plan must also be remitting contributions via the Company's automated EFT system in order for such affiliated entity to be eligible for the Tier 1 Reduced Fees or the Tier 2 Reduced Fees, as the case may be, for which the Employer's Plan is eligible. For more information see "Charges You or Your Employer Will Pay".

Reduced Fees, Tier 1 Reduced Fees and Tier 2 Reduced Fees are not available to IRA and FPA Contracts.

Unless you have consented to use eDocuments, (see "Definitions we use in this Prospectus" for a description of eDocuments), we also deduct from your Account Value an Annual Contract Fee on a monthly basis. The monthly charge is currently $2.00 if you have an Account Value of $2,400 or more during the month, or 1/12 of 1% of the

Account Value (which will be less than $2.00) if your Account Value is less than $2,400 in any month. We do not impose the Annual Contract Fee on a monthly basis for any month that your Account Value at the end of the month is less than $300. We impose the Annual Contract Fee on a monthly basis for Participants who do not elect to use eDocuments or who discontinue using eDocuments, but we do not impose it for Participants meeting the conditions listed in "Charges You or Your Employer Will Pay—Monthly Participant Charges." Refer to "Charges You or Your Employer Will Pay—Monthly Participant Charges."

•  Under SEP IRA and TDA Contracts, we do not impose the Annual Contract Fee each month if your Employer uses our Hotline Plus system and (a) your Employer's total Plan assets are $5 million or more or (b) there are at least 500Participants with Account Values, as of the last day of the month. Under SIMPLE IRA Contracts the Annual Contract Fee is not imposed if your Employer uses our Hotline Plus system and if (a) your Employer's total Plan assets are $5 million or more or (b) there are 500 Participants with Account Values, as of the last day of the month. Certain approved national, affiliated plans are aggregated for purposes of the $5 million total.

Refer to "Charges You or Your Employer Will Pay—Administrative Charges" for more details.

If you take out a loan under the terms of your TDA Contract, the interest rate is an adjustable rate we declare from time to time. The TDA Loan rate will not exceed the higher of 1% above the current rate of interest credited to Account Values held in the General Account for TDA Contracts, or the Moody's® Corporate Yield Average. With respect to loans, interest at the credited rate for the loan amount continues to accrue while interest at the loan rate is accruing on the loan. See "Loans under a TDA Contract" for more details.

We provide varying levels of Plan-related administrative services to Employers that have adopted TDA Plans. The fees charged to Employers for such administrative services will depend on the level of service that we are requested to provide. The specific service levels and all applicable charges will be set forth in notices to Employers. We charge Employers sponsoring TDA Plans a monthly fee subject to a waiver. see "Charges You or Your Employer Will Pay—Loan Interest Under TDA Contracts" and "Loans under a TDA Contract" for more details.

Expenses of the Underlying Funds. A Separate Account Fund's value is based on the shares it owns of the Underlying Fund. As a result, the investment management fees and other expenses the Underlying Funds pay will impact the value of the Separate Account Funds. You should refer to the prospectuses of the Underlying Funds for a complete description of their expenses and deductions from net assets.

Access to Your Account Value by Transfers, Withdrawals or Loans

Transfers

During the Accumulation Period, you may transfer all or a portion of your Account Value among the Investment Alternatives. We do not assess a charge for transfers under the Contracts. Refer to "Our Payment of Account Value to You or a Beneficiary—Your Right to Transfer Among Investment Alternatives" for more details.

Withdrawals

During the Accumulation Period, you may withdraw all or a portion of your Account Value under all Contracts except TDA Contracts. A TDA Participant generally may not withdraw the Account Value until the Participant has reached the age of 59 1/2, under restrictions in the Code and the TDA Contract. If you are married and are a Participant under a TDA Plan, you may need the written consent of your Spouse for any withdrawal. In some cases, certain withdrawals may require the approval of the Employer or third party administrator, if applicable. We may take up to seven days following receipt of your withdrawal request to process the request and mail a check to you or electronically transfer funds to your bank account where available.

Specified Payments Option:  You may instruct us to withdraw a certain amount (at least $100) each month from the Investment Alternatives you name. Under a TDA Contract, to elect this Option you must either have reached age 59 1/2 or terminated employment with the Plan sponsor if the TDA Contract is sponsored, after reaching age 55.

Refer to "Our Payment of Account Value to You or a Beneficiary—Your Right to Make Withdrawals, including by Specified Payments" for more details.

You may have taxable income upon any withdrawal of your Account Value, except in the case of certain withdrawals from Roth IRA Contracts. You will be taxed at ordinary income tax rates on the amount withdrawn, except for the portion of the withdrawal that is considered to be a return of your after-tax Contributions (if any). The taxable portion of withdrawals, and in certain cases the nontaxable portion of withdrawals from Roth IRAs, may be subject to a 10% tax penalty, or 25% for SIMPLE IRAs in limited cases. The tax penalty is not due if you have reached the age of 59 1/2, are disabled or in certain other circumstances (including special rules for IRA Contracts). Refer to "Federal Tax Information" for more details.

The Code imposes minimum distribution requirements for IRA Contracts, other than Roth IRAs, and for TDA Contracts when you reach a certain age or in some other circumstances. You may be required to make partial withdrawals of Account Value, or may choose to begin receiving Annuity Payments, to meet the minimum distribution requirements.

Loans

We make available a loan option under TDA Contracts. If you have a loan under a TDA Contract, your Account Value in the General Account after a transfer or withdrawal must be at least equal to the loan collateral security amount.

How to Make Allocation Changes, Transfers and Withdrawals

In Writing. For IRA, FPA and TDA Contracts, you may request allocation changes for future Contributions, transfers of Account Balance among Investment Alternatives, and withdrawals of Account Balance in writing, and you must provide your transaction instructions on our forms.

•  For IRA Contracts, rollover requests to transfer balances to another provider must be made in writing. For Roth IRA Contracts, withdrawal requests must be made in writing.

•  For employer-owned FPA Contracts, all transaction requests must be made in writing by your employer.

•  For TDA Contracts, withdrawal requests must be made in writing to the Regional Office that provides services for your Contract.

Our Home Office, Processing Center and Regional Offices. Our home office address is 320 Park Avenue, New York, New York 10022-6839. The address for our Financial Transaction Processing Center, where you may send requests for allocation changes or transfers among Investment Alternatives and written requests for transfer into any of the International Funds by United States Postal Service ("U.S.P.S.") regular mail, is 1150 Broken Sound Parkway NW, Boca Raton, FL 33487-3598.

You may obtain the address for the Regional Office that provides other services for your Contract by calling 1-800-468-3785 or by visiting our website at www.mutualofamerica.com.

By Telephone or Internet. Using a Personal Identification Number (PIN) we have assigned, you may call us at 1-800-468-3785 or visit our website at www.mutualofamerica.com to obtain information about your Account Value, to change allocation instructions among Investment Alternatives for future Contributions and to transfer your Account Value among Investment Alternatives, except that you may not use our toll-free number or website to place orders for the transfer of your Account Value to the Investment Company International Fund, the DWS International VIP or the Vanguard Variable Insurance Fund International Portfolio ("Vanguard International Fund") (together, these Funds may be referred to as the "International Funds"). Transfers into any of the International Funds can be made only in writing and by U.S.P.S. regular mail to our Boca Raton Financial Transaction Processing Center.

•  Note that rollover requests under IRA Contracts, withdrawal requests under Roth IRA Contracts, transaction requests under employer-owned FPA Contracts, and withdrawal requests under TDA Contracts, as described above must be made in writing and cannot be made by telephone or Internet.

Refer to "Where to Contact Us and Give Us Instructions" for more details.

Confirmation Statements. We will send you confirmation statements (which may be part of your quarterly statements) for your allocation changes (except those done over the Internet) and for your Contributions, transfers of Account Value and withdrawals of Account Value. You must promptly notify us of any error in a confirmation statement or you will give up your right to have us correct the error. Refer to "Administrative Matters— Confirmation Statements to Participants".

Note our policy on frequent purchases and redemptions under "Frequent Purchases and Redemptions of Fund Shares".

Annuitants and Beneficiaries

•  Under an IRA Contract, you must be the Annuitant.

•  Under an Inherited IRA Contract, you may be the Annuitant or one or more beneficiaries of an Estate or Trust may be the Annuitant.

•  Under an FPA Contract issued to an individual, you may be the Annuitant or you may name another person as the Annuitant. Under an FPA Contract issued to an Employer as a depository for deferred compensation obligations to an employee, the employee will be the Annuitant.

•  Under a TDA Contract, you are the Participant.

The Annuitant named in the application for a Contract may not be changed. You should refer to the terms of the Contract for rights that you or a Beneficiary may have. When electing annuity payments, you or a Beneficiary beginning to receive death benefits also may name a joint Annuitant.

You may designate a Beneficiary or Beneficiaries to receive any death benefit due during the Accumulation Period or to receive any remaining payments (or their commuted value) due during the Annuity Period. You may change the Beneficiary by giving us written notice on a form we provide.

•  A TDA Plan may provide that if you have a Spouse, your Spouse will be the Beneficiary unless the Spouse has consented in writing to the designation of another Beneficiary.

Refer to "Administrative Matters—Designation of Beneficiary" for more details.

Death Benefits during the Accumulation Period

If you die before the Annuity Commencement Date, we will pay a death benefit to your Beneficiary.

•  Under an FPA Contract when you are not the Annuitant, we will pay the death benefit upon the first to occur of your death and the Annuitant's death.

•  Under an FPA Contract with joint owners, we will pay the death benefit upon the first death of an owner or the Annuitant.

The death benefit amount will be your Account Value as of the date we receive proof of your death (or the death of the Annuitant, if different), the election of the Beneficiary(ies) telling us how we should pay the death benefit and other information necessary to process the claim. Unless the owner selected the death benefit, the Beneficiary selects the form of death benefit, which may be a single sum, a form of annuity or fixed payments.

•  Under an IRA Contract or under an FPA Contract, if the Spouse of the Owner is the sole Beneficiary, the surviving Spouse may be able to continue the Contract instead of receiving a death benefit, subject to the terms of the Contract.

Refer to "Our Payment of Account Value to You or a Beneficiary—Death Benefit during the Accumulation Period" and "Federal Tax Information—Estate Taxes; Tax Liability of Beneficiary for Death Benefit" for more details.

Annuity Commencement Date and Amount of Monthly Annuity Payment

•  For IRA Contracts issued prior to July 1, 2007, the Annuity Commencement Date must be on the first day of a month after you have reached the age of 55. For IRA Contracts issued on or after July 1, 2007, the Annuity Commencement Date must be on the first day of a month and must be at least 12 months after the Contract issue date.

•  In addition to the conditions stated in the preceding sentences, for all SEP IRA Contracts, the Annuity Commencement Date must occur after the later of (a) the 30th day following the day you terminate employment with every employer that contributes to the Contract on your behalf or (b) the 30th day following the day that the last employer contribution is received by the Company under the Contract. Please refer to your Contract for more details.

•  For FPA Contracts issued prior to June 1, 2003, the Annuity Commencement Date must be on the first day of the month and must be after you have reached the age of 55.

•  For FPA Contracts issued on or after June 1, 2003, the Annuity Commencement Date must be on the first day of a month at least 12 months after the Contract issue date. You may specify the Annuity Commencement Date in the application, and if no date is specified, the Annuity Commencement Date will be the first day of the month after the date the Annuitant reaches age 90 or the tenth anniversary after the Contract's Effective Date, whichever is later. For an FPA Contract issued to an employer to serve as a depository for the employer's deferred compensation obligations to an employee under an eligible 457(b) plan, the Annuity Commencement Date must be the first day of a month at least 12 months after the Contract issue date and not later than April 1 of the calendar year following the latter of the calendar year when the employee reaches age 70 1/2 or the calendar year the employee terminates employment with the employer.

•  Under TDA Contracts, the Annuity Commencement Date must be on the first of a month and must be in accordance with the Plan, if any.

Annuity Payments will be fixed at the same amount every month and will be based on your Account Value at the Annuity Commencement Date, the age of the Annuitant, and the form of annuity you select. Each Contract contains tables of annuity purchase rates. We guarantee that the purchase rates we use to determine the monthly amount of the Annuity Payment, for the form of annuity you select, will be the better of the guaranteed rate in the Contract or our then-current annuity purchase rate at the time of your Annuity Commencement Date. You may choose to make withdrawals of your Account Value, instead of electing to receive Annuity Payments. Refer to "You May Obtain an Annuity with Your Account Value" for more details.

Forms of Annuity Available. We offer several forms of annuity, some of which have guaranteed minimum time periods for payments. If an Annuitant (and contingent annuitant if a joint and survivor annuity) dies before the minimum time period has ended, the Beneficiary will receive the remaining Annuity Payments due. A life annuity protects an Annuitant from outliving the source of income, since the payments continue for the life of the Annuitant.

You may select the annuity form when you designate the Annuity Commencement Date (subject to availability of such options under the Employer's TDA Plan).

•  A TDA Plan may require that if you are married, you will receive a joint and survivor annuity with your Spouse, unless the Spouse consents in writing to another form of annuity.

Refer to "You May Obtain an Annuity with Your Account Value—Available Forms of Annuity" for more details.

Cancellation Right

You may surrender for cancellation an IRA Contract or FPA Contract within ten days after you have received it (or within a longer period if your state requires it). We will refund all Contributions allocated to the General Account, plus the value on the surrender date of your Account Value allocated to the Separate Account, unless your state requires that all Contributions to the Separate Account be refunded. In addition, you may withdraw all of your assets at any time and receive your Account Value at that time. For more information see "Purchasing a Contract and Making Contributions—Cancellation".

ABOUT MUTUAL OF AMERICA AND THE SEPARATE ACCOUNT

We are obligated to pay all amounts required on the part of the insurer under the Contracts. We are a mutual life insurance company organized under the laws of the state of New York and we are authorized to transact business in 50 states and the District of Columbia. Our home office address is 320 Park Avenue, New York, New York 10022-6839. We were incorporated in 1945 as a nonprofit retirement association to provide retirement and other benefits for non-profit organizations and their employees in the health and welfare field. In 1978 we reorganized as a mutual life insurance company, and now serve for-profit organizations, not-for-profit organizations, employees and individuals.

We provide group and individual life insurance, annuities and related services for the pension, retirement, and long-range savings needs of organizations, their employees and individuals including variable accumulation annuity contracts and variable life insurance policies. We invest the assets we derive from our business as permitted under applicable state law. As of December 31, 2009, we had total assets, on a consolidated basis, of approximately $12 billion. We are registered as a broker-dealer under the Securities Exchange Act of 1934 as amended, as an investment adviser under the Investment Advisers Act of 1940 as amended.

Our operations as a life insurance company are reviewed periodically by various independent rating agencies. These agencies, such as A.M. Best Company, Standard & Poor's Ratings Services, and Fitch Ratings, publish their ratings. From time to time we reprint and distribute the rating reports in whole or in part, or summaries of them, to the public. The ratings concern our operation as a life insurance company and do not imply any guarantees of performance of the Separate Account.

We have no support agreements with, or guarantees from, third parties for the payment of benefits under our Contracts. We are responsible for the payment of all such benefits.

Our Separate Account

We established the Separate Account under a resolution adopted by our Board of Directors on September 22, 1983. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 as amended ("1940 Act"). The SEC does not supervise the management or investment practices or policies of the Separate Account or Mutual of America. The 1940 Act, however, does regulate certain actions by the Separate Account.

We divide the Separate Account into distinct Funds. Each Fund invests its assets in an Underlying Fund, and the name of each Separate Account Fund reflects the name of the corresponding Underlying Fund. See, "Underlying Funds in which Our Separate Account Invests," below.

The assets of the Separate Account are our property. The Separate Account assets attributable to Participants' Account Values and any other annuity contracts funded through the Separate Account cannot be charged with liabilities from other businesses that we conduct. The income, capital gains and capital losses of each Fund of the Separate Account are credited to, or charged against, the net assets held in that Fund. We separately determine each Fund's net assets, without regard to the income, capital gains and capital losses from any of the other Funds of the Separate Account or from any other business that we conduct.

The Separate Account and Mutual of America are subject to supervision and regulation by the Superintendent of Insurance of the State of New York, and by the insurance regulatory authorities of each state.

Other Variable Annuity Contracts We Issue

In addition to the Contracts described in this Prospectus, we offer other individual and group variable annuity contracts, some of which are not described in this Prospectus but which also participate in the Separate Account.

UNDERLYING FUNDS IN WHICH OUR SEPARATE ACCOUNT INVESTS

Below are summaries of the Underlying Funds' investment objectives and certain investment policies. The Underlying Funds may not achieve their objectives, and your Account Value allocated to any of the Funds may decline in value. The Underlying Funds sell their shares to the separate accounts of insurance companies and may sell to qualified retirement plans; they do not offer shares for sale to the general public. The Investment Company sells its shares only to Mutual of America Life Insurance Company separate accounts and to American Separate Accounts No. 2 and No. 3.

You will find more detailed information about the Underlying Funds in their current prospectuses, which are distributed with this Prospectus. You should read each prospectus for a complete evaluation of the Underlying Funds, their investment objectives, principal investment strategies and the risks related to those strategies.

Shared and Mixed Fund Arrangements. Shares of the Underlying Funds currently are available to the separate accounts of a number of insurance companies for both variable annuity and variable life insurance products.

The Board of Directors (or Trustees) of each Underlying Fund is responsible for monitoring that Fund for the existence of any material irreconcilable conflict between the interests of participants in all separate accounts that invest in the Fund. The Board must determine what action, if any, the Underlying Fund should take in response to an irreconcilable conflict. If we believe that a response does not sufficiently protect our Contractholders or Participants, we will take appropriate action, and we may modify or reduce the Investment Alternatives available to you.

Equity Index Fund of the Investment Company

The Equity Index Fund seeks to provide investment results that correspond to the performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500® Index"). The Fund invests primarily in common stocks that are included in the S&P 500® Index to replicate, to the extent practicable, investment results that correspond to the performance of the S&P 500® Index. The Fund attempts to be fully invested at all times.

All America Fund of the Investment Company

The All America Fund seeks to outperform the S&P 500® Index by investing in a diversified portfolio of primarily common stocks. The Fund invests approximately 60% of its assets (the "Indexed Assets") to replicate, to the extent practicable, investment results that correspond to the performance of the S&P 500 Index. The Fund invests the remaining approximately 40% of its assets (the "Active Assets") to seek to achieve a high level of total return, through both appreciation of capital and, to a lesser extent, current income, by means of a diversified portfolio of primarily common stocks with a broad exposure to the market.

Small Cap Value Fund of the Investment Company

The Small Cap Value Fund seeks capital appreciation. The Fund seeks to achieve its objective by investing in value stocks issued by companies with small-sized market capitalizations believed to be undervalued in the marketplace in relation to factors such as the company's assets, earnings or growth potential. Under normal market conditions at least 85% of the Fund's total assets are invested in equity securities and at least 80% of the Fund's total assets are invested in small cap value stocks.

Small Cap Growth Fund of the Investment Company

The Small Cap Growth Fund seeks capital appreciation. The Fund seeks to meet its objective by investing in growth stocks issued by companies with small-sized market capitalizations believed to possess above-average growth potential. Under normal market conditions at least 85% of the Fund's total assets are invested in equity securities and at least 80% of the Fund's total assets are invested in small cap growth stocks.

Mid Cap Value Fund of the Investment Company

The Mid Cap Value Fund seeks capital appreciation and, to a lesser extent, current income. The Fund seeks to achieve its objective by investing in value stocks issued by companies with mid-sized market capitalizations believed to be undervalued in the marketplace in relation to factors such as the company's assets, earnings or growth potential. Under normal market conditions at least 85% of the Fund's total assets are invested in equity securities and at least 80% of the Fund's total assets are invested in mid cap value stocks.

Mid-Cap Equity Index Fund of the Investment Company

The Mid-Cap Equity Index Fund seeks to provide investment results that correspond to the performance of the S&P MidCap 400® Index.* The Fund invests primarily in the 400 common stocks that are included in the S&P MidCap 400® Index to replicate, to the extent practicable, investment results that correspond to the performance of the S&P MidCap 400® Index. The Fund attempts to be fully invested at all times.

*  "Standard & Poor's", "S&P 500" and "S&P MidCap 400" are trademarks of Standard & Poor's Financial Services LLC, a subsidiary of The McGraw-Hill Companies, Inc. and have been licensed for use by the Adviser to the Investment Company. Standard & Poor's does not sponsor, endorse, sell or promote the Equity Index Fund, All America Fund or Mid-Cap Equity Index Fund. It has no obligation or liability for the sale or operation of the Funds and makes no representations as to the advisability of investing in the Funds.

Composite Fund of the Investment Company

The Composite Fund seeks to achieve capital appreciation and current income, by investing in a diversified portfolio of common stocks, debt securities and money market instruments. The Fund seeks to achieve long-term growth of its capital and increasing income by investments in common stock and other equity-type securities, and a high level of current income through investments in investment grade debt securities and money market instruments.

International Fund of the Investment Company

The International Fund seeks capital appreciation, by investing directly and/or indirectly in stocks of companies located outside of the United States that reflect or are contained in the Morgan Stanley Capital International, Inc. Europe, Australasia, and Far East Index (the "MSCI EAFE Index"**). At least 85% of the International Fund's total assets are invested in equity securities (including exchange-traded fund securities) under normal market conditions and at least 80% of the Fund's total assets are invested, directly or indirectly, in stocks of foreign companies represented in the MSCI EAFE Index through purchases of such stocks, iShares, Vanguard exchange traded funds**, or equivalent securities designed to track or reflect the MSCI EAFE Index. The MSCI EAFE Index is an unmanaged, market-value weighted index designed to measure the overall condition of overseas markets.

Money Market Fund of the Investment Company

The Money Market Fund seeks the realization of current income to the extent consistent with the maintenance of liquidity, investment quality and stability of capital. The Fund invests only in money market instruments and other short-term securities. Neither the Federal Deposit Insurance Corporation nor any other U.S. government agency insures or guarantees the Separate Account's investments in shares of the Money Market Fund. Although the Fund seeks current income and preservation of capital within its guidelines, low market interest rates can result in risk to both of these objectives, particularly after fees and expenses of the separate account, the Investment Company, its Adviser and distributor are taken into account. It is possible to lose money invested in this fund. The Fund does not maintain a stable net asset value. The Fund's net asset value will generally rise during the year as the Fund earns income, before dividends are paid. The Fund's net asset value will decline when the Fund declares dividends and pays income to shareholders at the end of December each year.

Mid-Term Bond Fund of the Investment Company

The Mid-Term Bond Fund seeks current income, with a secondary objective of preservation of capital. The Fund invests primarily in investment-grade, publicly-traded debt securities, such as bonds, U.S. Government and agency securities, including mortgage-backed securities, and zero coupon securities with ratings that range from AAA to BBB at the time of purchase. The average maturity of the Fund's securities will be between three and seven years.

Bond Fund of the Investment Company

The Bond Fund seeks current income, with a secondary objective of preservation of capital. The Fund seeks to invest primarily in investment-grade, publicly-traded debt securities, such as bonds, U.S. Government and agency securities, including mortgage-backed securities, and zero coupon securities with ratings that range from AAA to BBB at the time of purchase. The average maturity for the Fund will be longer than the average maturity of the debt securities held by the Mid-Term Bond Fund.

**  MSCI EAFE Index is a service mark of MSCI. MSCI does not sponsor, issue, sell or promote iShares Funds or other ETFs which are based on the MSCI EAFE Index and MSCI makes no representations regarding the advisability of investing in shares of such Funds. Vanguard ETF Shares are an exchange traded class of shares issued by certain Vanguard mutual funds. The Vanguard Group, Inc. is the investment adviser and does not make any representation regarding the advisability of investing in the International Fund.

Retirement Income Fund of the Investment Company

The Retirement Income Fund seeks current income consistent with the preservation of capital and, to a lesser extent, capital appreciation. The Fund invests in other funds of the Investment Company ("IC Funds") in proportions that are balanced to meet the goal of the Fund, which is to produce current income and preserve the value of the investments of retired individuals. Please refer to the Investment Company prospectus, under the heading "Retirement Funds", for information about the target allocation.

2010 Retirement Fund of the Investment Company

The 2010 Retirement Fund seeks current income and capital appreciation appropriate for the asset allocation associated with its target retirement date. The Fund invests in IC Funds in proportions that are balanced to meet the current target of the Fund, which will move toward preservation of capital and production of income as the target retirement date approaches. The target of the Fund changes over time, so the mix of fixed income funds and equity funds will change to reflect the periodic modifications in the Fund's target. Please refer to the Investment Company prospectus, under the heading "Retirement Funds", for information about the current target allocation.

2015 Retirement Fund of the Investment Company

The 2015 Retirement Fund seeks current income and capital appreciation appropriate for the asset allocation associated with its target retirement date. The Fund invests in IC Funds in proportions that are balanced to meet the current target of the Fund, which will move toward preservation of capital and production of income as the target retirement date approaches. The target of the Fund changes over time, so the mix of fixed income funds and equity funds will change to reflect the periodic modifications in the Fund's target. Please refer to the Investment Company prospectus, under the heading "Retirement Funds", for information about the current target allocation.

2020 Retirement Fund of the Investment Company

The 2020 Retirement Fund seeks current income and capital appreciation appropriate for the asset allocation associated with its target retirement date. The Fund invests in IC Funds in proportions that are balanced to meet the current target of the Fund, which will move toward preservation of capital and production of income as the target retirement date approaches. The target of the Fund changes over time, so the mix of fixed income funds and equity funds will change to reflect the periodic modifications in the Fund's target. Please refer to the Investment Company prospectus, under the heading "Retirement Funds", for information about the current target allocation.

2025 Retirement Fund of the Investment Company

The 2025 Retirement Fund seeks current income and capital appreciation appropriate for the asset allocation associated with its target retirement date. The Fund invests in IC Funds in proportions that are balanced to meet the current target of the Fund, which will move toward preservation of capital and production of income as the target retirement date approaches. The target of the Fund changes over time, so the mix of fixed income funds and equity funds will change to reflect the periodic modifications in the Fund's target. Please refer to the Investment Company prospectus, under the heading "Retirement Funds", for information about the current target allocation.

2030 Retirement Fund of the Investment Company

The 2030 Retirement Fund seeks current income and capital appreciation appropriate for the asset allocation associated with its target retirement date. The Fund invests in IC Funds in proportions that are balanced to meet the current target of the Fund, which will move toward preservation of capital and production of income as the target retirement date approaches. The target of the Fund changes over time, so the mix of fixed income funds and equity funds will change to reflect the periodic modifications in the Fund's target. Please refer to the Investment Company prospectus, under the heading "Retirement Funds", for information about the current target allocation.

2035 Retirement Fund of the Investment Company

The 2035 Retirement Fund seeks current income and capital appreciation appropriate for the asset allocation associated with its target retirement date. The Fund invests in IC Funds in proportions that are balanced to meet the current target of the Fund, which will move toward preservation of capital and production of income as the target retirement date approaches. The target of the Fund changes over time, so the mix of fixed income funds and equity funds will change to reflect the periodic modifications in the Fund's target. Please refer to the Investment Company prospectus, under the heading "Retirement Funds", for information about the current target allocation.

2040 Retirement Fund of the Investment Company

The 2040 Retirement Fund seeks current income and capital appreciation appropriate for the asset allocation associated with its target retirement date. The Fund invests in IC Funds in proportions that are balanced to meet the current target of the Fund, which will move toward preservation of capital and production of income as the target retirement date approaches. The target of the Fund changes over time, so the mix of fixed income funds and equity funds will change to reflect the periodic modifications in the Fund's target. Please refer to the Investment Company prospectus, under the heading "Retirement Funds", for information about the current target allocation.

2045 Retirement Fund of the Investment Company

The 2045 Retirement Fund seeks current income and capital appreciation appropriate for the asset allocation associated with its target retirement date. The Fund invests in IC Funds in proportions that are balanced to meet the current target of the Fund, which will move toward preservation of capital and production of income as the target retirement date approaches. The target of the Fund changes over time, so the mix of fixed income funds and equity funds will change to reflect the periodic modifications in the Fund's target. Please refer to the Investment Company prospectus, under the heading "Retirement Funds", for information about the current target allocation.

Conservative Allocation Fund of the Investment Company

The Conservative Allocation Fund seeks current income and, to a lesser extent, capital appreciation. It invests primarily in fixed income Funds of the Investment Company and also invests in equity Funds of the Investment Company. The Fund's current target allocation is 75% of net assets in fixed income Funds, with 30% in the Bond Fund, 45% in the Mid-Term Bond Fund, and 25% of net assets in the Equity Index Fund.

Moderate Allocation Fund of the Investment Company

The Moderate Allocation Fund seeks current income and capital appreciation. It invests in both fixed income Funds of the Investment Company and equity Funds of the Investment Company. The Fund's current target allocation is 50% of net assets in fixed income Funds, with 30% in the Bond Fund and 20% in the Mid-Term Bond Fund, and 50% of net assets in equity Funds, with 35% in the Equity Index Fund and 15% in the Mid-Cap Equity Index Fund.

Aggressive Allocation Fund of the Investment Company

The Aggressive Allocation Fund seeks capital appreciation and, to a lesser extent, current income. It invests primarily in equity Funds of the Investment Company and also invests in fixed income Funds of the Investment Company. The Fund's current target allocation is 75% of net assets in equity Funds, with 45% in the Equity Index Fund, 20% in the Mid-Cap Equity Index Fund, 5% in the Small Cap Value Fund and 5% in the Small Cap Growth Fund, and 25% of net assets in the Bond Fund.

Fidelity VIP Equity-Income Portfolio

The Fidelity VIP Equity-Income Portfolio seeks reasonable income. The Portfolio will also consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on securities comprising the S&P 500® Index. The Portfolio normally invests at least 80% of its assets in equity securities and normally invests its assets primarily in income-producing equity securities. The Portfolio may also invest in other types of equity securities and debt securities, including lower-quality debt securities. The Portfolio may invest in securities of domestic and foreign issuers.

Fidelity VIP Asset Manager(SM) Portfolio

The Fidelity VIP Asset Manager(SM) Portfolio seeks high total return with reduced risk over the long-term by allocating its assets among stocks, bonds, and short-term instruments. The Portfolio's Adviser allocates the Fund's assets among the following asset classes, or types of investments within the following investment parameters: 30-70% in stocks (equities), 20-60% in bonds (intermediate- to long-term debt securities) and 0-50% in short-term/money market instruments. The expected neutral mix will consist of 50% in stocks, 40% in bonds and 10% in short-term and money market instruments. The Portfolio may invest in securities of domestic and foreign issuers.

Fidelity VIP Contrafund® Portfolio

The Fidelity VIP Contrafund® Portfolio seeks long-term capital appreciation. The Portfolio normally invests its assets primarily in common stocks. The Portfolio invests in securities of companies whose value its Adviser believes is not fully recognized by the public. The Portfolio may invest in securities of domestic and foreign issuers. The Portfolio may invest in either "growth" stocks or "value" stocks or both.

Fidelity VIP Mid Cap Portfolio

The Fidelity VIP Mid Cap Portfolio seeks long-term growth of capital. The principal investment strategies include: normally investing primarily in common stocks, normally investing at least 80% of assets in securities of companies with medium market capitalizations (which, for purposes of this Portfolio, are those companies with market capitalizations similar to companies in the Russell Midcap® Index or the Standard & Poor's MidCap 400® Index ("S&P MidCap 400®"), potentially investing in companies with smaller or larger market capitalizations, investing in domestic and foreign issuers, investing in either "growth" stocks or "value" stocks or both, using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

Vanguard Variable Insurance Fund Diversified Value Portfolio®

The Vanguard Variable Insurance Fund Diversified Value Portfolio seeks to provide long-term capital appreciation and income. The primary investment strategies include: investing mainly in common stocks of large- and mid-capitalization companies whose stocks are considered by the advisor to be undervalued. Undervalued stocks are generally those that are out of favor with investors and, in the opinion of the advisor, are trading at prices that are below-average in relation to such measures as earnings and book value. These stocks often have above-average dividend yields. Vanguard is a registered trademark of The Vanguard Group.

Vanguard Variable Insurance Fund International Portfolio®

The Vanguard Variable Insurance Fund International Portfolio seeks to provide long-term capital appreciation. The primary investment strategies of the Portfolio include: investing in the stocks of companies located outside the United States. In selecting stocks, the Portfolio's advisors evaluate foreign markets around the world and choose companies with above-average growth potential. The portfolio uses multiple investment advisors. Vanguard is a registered trademark of The Vanguard Group.

DWS Bond VIP

The DWS Bond VIP seeks to maximize total return consistent with preservation of capital and prudent investment management by investing for both current income and capital appreciation. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds of any maturity. The Portfolio primarily invests in U.S. dollar denominated fixed income securities, including corporate bonds, U.S. government and agency bonds and mortgage- and asset-backed securities. A significant portion of the Portfolio's assets may also be allocated among foreign investment grade fixed income securities, high yield bonds of U.S. or foreign issuers, or, to maintain liquidity, in cash or money market instruments. The Portfolio may invest up to 25% of its assets in foreign debt securities. Up to 20% of the Portfolio can be invested in below investment grade securities of U.S. and foreign issuers, including investments in bonds of issuers located in countries with new or emerging securities markets.

DWS Capital Growth VIP

The DWS Capital Growth VIP seeks to maximize long-term capital growth through a broad and flexible investment program. The Portfolio invests at least 65% of total assets in common stocks of U.S. companies. Although the Portfolio can invest in companies of any size, it generally focuses on established companies that are similar in size to the companies in the S&P 500® Index or the Russell 1000 Growth Index. The Portfolio manager chooses stocks of individual companies that have competitive positions, prospects for consistent growth, exceptional management and strong balance sheets.

DWS International VIP

The DWS International VIP seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The Portfolio invests primarily in common stocks of established companies, listed on foreign exchanges, which the portfolio management team believes have favorable characteristics. The Portfolio will invest in companies in at least three different countries, excluding the United States.

Oppenheimer Main Street Fund®/VA

The Oppenheimer Main Street Fund®/VA seeks high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities. The Fund currently mainly invests in common stocks of U.S. companies of different capitalization ranges, presently focusing on large-capitalization issuers. It also can buy debt securities, such as bonds and debentures, but does not currently emphasize these investments.

American Century VP Capital Appreciation Fund

The American Century VP Capital Appreciation Fund seeks capital growth over time by investing in companies whose earnings and revenues are growing at accelerating rates. The Fund invests mainly in the securities of medium-sized and smaller firms, although the Fund may purchase securities across all capitalization ranges. The Fund will usually purchase common stocks of U.S. and foreign companies, but it can purchase other types of securities as well, such as domestic and foreign preferred stocks, convertible securities, equity equivalent securities, options and investment grade debt obligations.

Calvert VP SRI Balanced Portfolio

The Calvert VP SRI Balanced Portfolio seeks to achieve a competitive total return through an actively managed portfolio of stocks, bonds and money market instruments which offer income and capital growth opportunity and satisfy the investment and social criteria established for the Portfolio. The Portfolio typically invests about 60% of its net assets in stocks and 40% in bonds or other fixed-income investments. The Portfolio seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address corporate responsibility and sustainability challenges.

Investment Advisers for the Underlying Funds

Mutual of America Investment Corporation: The Investment Company receives investment advice from Mutual of America Capital Management Corporation (the "Adviser"), an indirect wholly-owned subsidiary of Mutual of America.

Fidelity VIP Funds: The VIP Equity-Income, Asset Manager(SM), Contrafund® and Mid Cap Portfolios receive investment advice from Fidelity Management & Research Company.

Vanguard VIF Portfolios: The Diversified Value Portfolio receives advisory services from Barrow, Hanley, Mewhinney & Strauss, Inc. The International Portfolio receives advisory services from Schroder Investment Management North America Inc. and Baillie Gifford Overseas Limited and M&G Investment Management Limited.

DWS Variable Series I: The DWS Bond VIP, Capital Growth VIP and International VIP receive investment advice from Deutsche Investment Management Americas Inc.

Oppenheimer Main Street Fund®/VA: The Fund receives investment advice from OppenheimerFunds, Inc.

American Century VP Capital Appreciation Fund: The Fund receives investment advice from American Century Investment Management, Inc.

Calvert VP SRI Balanced Portfolio:  The Portfolio receives investment advice from Calvert Asset Management Company, Inc. ("Calvert"), which has entered into a subadvisory agreement with New Amsterdam Partners, LLC for the equity portion of the Portfolio. Calvert handles the allocation of assets and Portfolio Managers for the Portfolio, and manages the fixed income portion of the Portfolio.

CHARGES YOU OR YOUR EMPLOYER WILL PAY

Administrative Charges

We perform administrative functions in connection with the Contracts, including receiving and allocating Contributions, making Annuity Payments as they become due, and preparing and filing all reports that the Separate Account is required to file. The expenses we incur for administrative functions include, but are not limited to, items such as state or other taxes, salaries, rent, postage, telephone, travel, office equipment, costs of outside legal, actuarial, accounting and other professional services, and costs associated with determining the unit values of the Separate Account Funds.

We may increase or decrease the daily and monthly administrative charges described below, subject to any limitations in the Contract. The aggregate fees and charges we impose under the Contracts must be reasonable in relation to the services we provide, the expenses we expect to incur, and the risks we have assumed.

Separate Account charges may not exceed 2.00% in the aggregate under IRA, FPA and TDA Contracts. The monthly Participant charge may not exceed $2 per month under IRA, FPA and TDA Contracts.

We provide varying levels of Plan-related administrative services to Employers that have adopted TDA Plans. The fees charged to Employers for such administrative services will depend on the level of service that we are requested to provide. The specific service levels and all applicable charges will be set forth in notices to Employers.

Monthly Participant Charge. We make an additional deduction for administrative expenses each month, referred to on an annual basis in the Table of Annual Separate Account Expenses referred to on an annual basis as the Annual Contract Fee, from each Participant's Account Value, unless the Employer has elected to pay this charge on behalf of its Participants. Because we deduct or receive this charge monthly, we refer to the monthly installment as "the monthly participant charge." The monthly participant charge is currently the lesser of:

•  $2.00 per month, and

•  1/12 of 1% of your Account Value, which will apply if your Account Value at the end of the month is less than $2,400.

We do not impose your Monthly Participant Charge under SEP Plans or TDA Plans for any month if:

•  Your Account Value at the end of the month is less than $300, or

•  You agree to use eDocuments, as of the last day of the month, for as long as your consent to use eDocuments is in effect, or

•  Your employer uses our Hotline Plus system and on the last day of the month the Employer's Plan assets were $5 million or more or there were 500 or more Participants with Account Values in the Plan. Certain approved national, affiliated plans are aggregated for purposes of the $5 million total.

We waive the Monthly Participant charge under an IRA Contract or FPA Contract for any month if you agree to use eDocuments, as of the last day of the month, for so long as you so agree.

If you are a Participant or Contractholder under more than one Contract or Plan (except for 401(a) Profit Sharing Plans), we will only deduct the Monthly Participant Charge from your Account Value in the most recent Plan or Contract.

In addition, under SEP IRA and TDA Contracts, the employer may elect to pay this charge on behalf of its Participants, in which case it will not be deducted each month from Participants' Account Values.

We deduct the monthly charge from your Account Value allocated to the General Account, if any. If you do not have enough or any Account Value in the General Account, we will deduct the charge from your General Account and then from your Account Value allocated to one or more of the Separate Account Funds, in a prescribed order we have established. (You should refer to the Statement of Additional Information for the prescribed order.)

Separate Account Charge. Reduced fees, Tier 1 Reduced Fees and Tier 2 Reduced Fees are available for TDA Contracts only. We deduct, on each Valuation Day, from the value of the net assets in each Fund of the Separate Account a charge for administrative expenses:

-  Prior to the Change Date:

•  For each Fund, the charge is at an annual rate of 0.40% (0.20% if the Reduced Fee is applicable), except that we reduce the administrative charge to the extent we receive a reimbursement for administrative expenses from an Underlying Fund's service provider.

•  For investments in the American Century VP Capital Appreciation Fund, the annual rate currently is 0.15% (0% if the Reduced Fee is applicable), because the adviser for the American Century VP Capital Appreciation Fund reimburses us at an annual rate of up to 0.25% for administrative expenses.

•  For investments in the Fidelity VIP Funds, the annual rate currently is 0.30% (0.10% if the Reduced Fee is applicable), because the transfer agent and distributor for the Fidelity VIP Funds, reimburse us at an aggregate annual rate of 0.10% for administrative expenses.

-  Commencing on the Change Date:

•  For each Fund, the charge is at an annual rate of .50% (0.15% if the Tier 1 Reduced Fee is applicable and .20% if the Tier 2 Reduced Fee is applicable, except that we reduce the administrative charge to the extent we receive a reimbursement for administrative expenses from other sources.

•  For the Funds that invest in the American Century VP Capital Appreciation Fund, the annual rate is 0.25% (0% if the Tier 1 Reduced Fee is applicable and 0.10% if the Tier 2 Reduced Fee is applicable).

•  For the Funds that invest in the Fidelity VIP Fund, the annual rate is 0.40% (0.10% if the Tier 1 Reduced Fee is applicable and 0.10% if the Tier 2 Reduced fee is applicable).

Electronic Funds Transfer Requirement for Reduced Fees available for TDA Contracts only, commencing January 1, 2011. Beginning on January 1, 2011, in addition to meeting the threshold requirements for assets in this Separate Account as set forth above and using Hotline Plus, the Employer must also be remitting its contributions via the Company's automated electronic funds transfer (EFT) system in order to be eligible for either Tier 1 Reduced Fees or the Tier 2 Reduced Fees and each affiliated entity of the Employer that is participating in the Employer's Plan must also be remitting contributions via the Company's automated EFT system in order for such affiliated entity to be eligible for the Tier 1 Reduced Fees or the Tier 2 Reduced Fees, as the case may be, for which the Employer's Plan is eligible. Eligibility for the Tier 1 Reduced Fee and Tier 2 Reduced Fee will be lost irrespective of the amount of a Plan's assets in the Separate Account, if the Plan at any time does not use both Hotline Plus and, commencing January 1, 2011, make all remittances via the Company's EFT system.

Distribution Expense Charge

As principal underwriter, we perform all distribution and sales functions and bear all distribution and sales expenses relative to the Contracts. These expenses include the payment of that portion of the salaries of our registered representatives attributable to the sale and distribution of Contracts, as well as expenses for preparation of sales literature and other promotional activities. Reduced fees, Tier 1 Reduced Fees and Tier 2 Reduced Fees are available for TDA Contracts only.

-  Prior to the Change Date:

•  We deduct, on each Valuation Day, from the net assets in each Fund of the Separate Account a charge at an annual rate of 0.35% (0.15% if the Reduced Fee is applicable) to cover anticipated distribution expenses. For assets invested in the American Century VP Capital Appreciation Fund the distribution expense component of the Reduced Fee is 0.10%.

-  Commencing on the Change Date:

•  For each Fund, the charge is at an annual rate of .50% (0.15% if the Tier 1 Reduced Fee is applicable and .20% if the Tier 2 Reduced Fee is applicable, except that we reduce the distribution charge to the extent we receive a reimbursement for administrative or distribution expenses from other sources.

•  For the Funds that invest in the American Century VP Capital Appreciation Fund, the annual rate is 0.25% (0.05% if the Tier 1 Reduced Fee is applicable and 0.05% if the Tier 2 Reduced Fee is applicable).

•  For the Funds that invest in the Fidelity VIP Fund, the annual rate is 0.40% (0.10% if the Tier 1 Reduced Fee is applicable and 0.20% if the Tier 2 Reduced fee is applicable).

Expense Risk Charge

We assume certain expense risks under the Contracts. The expense risks we assume arise from our guarantees in the Contracts, including the limitations on administrative charges and our obligation to make Annuity Payments in accordance with annuity tables in the Contracts. We have estimated expenses we expect to incur over the term of the Contracts prior to annuitization and the lengthy period that we may make Annuity Payments. We assume the risk that expenses will be higher than we estimated. Reduced fees are available for TDA Contracts only.

-  Prior to the Change Date:

•  For assuming the expense risks, on each Valuation Day we make a deduction at an annual rate of 0.15% of the net assets in each Fund, which is called the "Expense Risk Charge." We have the right to increase the Expense Risk Charge subject to the terms of the Contract.

-  Commencing on the Change Date:

•  For assuming expense risks under the Contracts, on each Valuation Day we make a deduction at an annual rate of 0.20% of the net assets of an annual rate of 0.20% of the net assets of each Fund. We have the right to increase the expense charge, subject to any limitation in a Plan or Contract.

Expenses of the Underlying Funds

Participants and the Separate Account Funds do not directly pay the advisory fees and other expenses of the Underlying Funds. These fees and expenses are deducted by the Underlying Funds and will impact the value of the shares the Separate Account Funds own.

Refer to "Tables of Annual Expenses" in this Prospectus, which shows the range of expenses of the Underlying Funds for the most recent calendar year. The prospectuses of the Underlying Funds, which are distributed with this Prospectus, contain a complete description of the Underlying Funds' fees and expenses.

Premium Taxes

We currently do not deduct state premium taxes from Contributions. We reserve the right to deduct all or a portion of the amount of any applicable taxes, including state premium taxes, in accordance with the Contracts. State premium taxes vary and generally are between 0.5%-4.5%.

Employer Charges for Employers with TDA Plans

Per Participant Monthly Charge. Effective on July 1, 2010, we charge an Employer a monthly charge for each active Participant. The charge is $4.00 for each of the first 50 Participants; $2.00 for each of the next 50 Participants;

$1.00 for each of the next 100 Participants; and no charge for Participants in excess of 200. We waive the charge for an Employer for each month in which its total Contract assets exceed $1 million and the Employer is using our Hotline Plus system as of the last day of the month. Certain approved national, affiliated plans are aggregated for purposes of the $1 million total.

Monthly Fee for Plan-Related Services:

Effective on July 1, 2010, we charge an Employer (the Contractholder) a monthly fee of $100 ($125 where we are not the sole provider) for administrative expenses we incur for certain Plan-related services, with an additional monthly fee of $50 for each set of separate records we maintain for affiliated Employers at different locations. We also charge an Employer a monthly fee for each active Participant under the Contract as described above. The maximum fee is $4.00 per Participant, and we reduce the fee for Employers with larger numbers of Participants. We do not charge an Employer for Participants in excess of 200.

Additional administrative services are available at additional charges, depending on the level of service selected, for employers who enter into separate administrative services agreements with us.

Loan Interest Under TDA Contracts

This rate is an adjustable rate we declare from time to time. The TDA Loan rate will not exceed the higher of 1% above the current rate of interest credited to Account Values held in the General Account for TDA Contracts, or the Moody's® Corporate Yield Average.

We will designate an interest rate at the time a Loan is granted. The Loan interest rate we declare from time to time will not exceed the higher of the Moody's Corporate Yield Average and 1% above the guaranteed rate of interest credited to Account Values held in the General Account,

With respect to loans, interest on the loan amount is at an adjustable rate, is declared from time to time and accrues daily while interest at the loan rate is accruing on the loan. See "Loans under a TDA Contract" for more details. For collateralized loans, the amount held in the General Account as collateral must equal 120% of the loan amount. The amount held in the General Account as collateral for a loan may earn interest at a rate different and lower than the rates earned by other amounts in the General Account and the interest it earns may be lower than the returns of some or all of the Separate Account Investment Alternatives.

Interest earned on the amount in the General Account is not applied as an offset to interest accrued on the Loan; they are separate and independent from each other.

See "Loans under a TDA Contract" for more details.

PURCHASING A CONTRACT AND MAKING CONTRIBUTIONS

Customer Identification

We will require information from you, or your employer, as applicable, necessary to properly identify owners of Contracts as required by the USA PATRIOT Act of 2001, and other applicable laws & regulations.

In order to comply with federal laws and regulations to prevent the funding of terrorism and money laundering activities, we may refuse to accept an initial Contribution, issue a Contract or effect subsequent transactions, including, for example, accepting additional Contributions. These actions will be taken at our sole discretion or when we are required or compelled to do so by a government authority or applicable law.

Purchase of a Contract; Participation

IRA Contracts. We issue IRA Contracts to individuals, and each purchaser must complete the prescribed application. We require an initial Contribution of at least the minimum required amount of $10, except for SEP IRA Contracts or SIMPLE IRA Contracts.

To purchase a Roth IRA (except for rollovers), an individual must have federal adjusted gross income below a certain level and must designate the Contract as a Roth IRA. To purchase a SEP IRA or SIMPLE IRA, the individual must be eligible to participate in the SEP or SIMPLE adopted by the individual's employer.

The Code provides certain tax benefits for IRAs, and the purchase of our IRA Contract will not result in additional tax benefits for the purchaser.

FPA Contracts. We issue FPA Contracts to individuals, and we also issue FPA Contracts to employers (including tax-exempt organizations) that may use the Contracts to accumulate funds to meet their deferred compensation obligations to employees. Each purchaser must complete the prescribed application and make an initial Contribution of at least the minimum required amount of $10.

A person to whom we issue an FPA Contract, whether or not such person is the Annuitant, will be the owner of the Contract and will possess all the rights under the Contract. For example, the employer to which we issue an FPA Contract for deferred compensation purposes is the owner of the Contract and may receive all payments under the Contract.

•  Acceptance of Initial IRA or FPA Contributions. When we receive your completed application or enrollment form, and any other necessary information, after the appropriate review, we will either accept the application and Contribution and issue the IRA or FPA Contract, or reject them. The acceptance or rejection will occur following a review by a registered principal in accordance with Rules adopted by the Financial Industry Regulatory Authority. If you did not properly complete the application, we will retain the Contribution for up to five business days (or for a longer period with your permission) while we attempt to obtain the information necessary to complete the application, following which we will reject the application if it remains incomplete. If we do not receive your completed application or enrollment form within five business days, we will return the Contribution at the end of that period unless you consent to a longer period. We enter into agreements with employers that use our electronic processing system and that make Contributions to a SEP IRA or SIMPLE IRA or that have payroll deduction or salary reduction programs for the forwarding of application information and Contributions to us.

TDA Contracts. We issue TDA Contracts to employers or other entities that are seeking a funding vehicle for group tax-sheltered annuity arrangements established under Section 403(b) of the Code. Contractholders must be:

•  organizations that qualify for tax-exempt status under Section 501(c)(3) of the Code, or

•  eligible public schools or colleges, or

•  associations that represent such entities or their employees.

If you are an eligible employee of an employer that has adopted a tax-sheltered annuity arrangement funded by a TDA Contract, you may become a Participant by completing our enrollment form.

Cancellation

You may surrender an IRA Contract or FPA Contract for cancellation within ten days after receipt or such different period as provided by state law. We will refund all Contributions you allocated to the General Account, plus the value on the date of surrender of your Account Value credited to the Separate Account. Some states, however, require that the amount of Contributions be refunded without deductions, which we will do in those states upon cancellation. You should consult the Contract for applicable provisions.

Payment of Contributions

Contributions can be made by check, wire transfer or electronic funds transfer. In order to accept a remittance by wire transfer or electronic funds transfer and to allocate such remittance properly, we will require certain information to be sent to us in advance of the transfer. To obtain complete details and instructions regarding wire transfers please contact your Regional Office. You can obtain the address for your Regional Office by calling our toll-free number 1-800-468-3785 or by visiting our website at www.mutualofamerica.com.

IRA Contracts. Generally, contributions must be at least $10. The method of making Contributions depends on the type of IRA Contract.

•  For Traditional IRA, Roth IRA, Inherited IRA and SEP IRA Contracts, you may make Contributions directly to us.

•  Under a Traditional IRA Contract or Roth IRA Contract, you also may make Contributions under a payroll deduction agreement between you and your employer, where your employer forwards to us on your behalf the amounts deducted from your salary.

•  For a SIMPLE IRA Contract, you may make Contributions only by salary reduction under the SIMPLE arrangement adopted by your employer.

The Code limits the amount of your total Contributions (excluding rollovers) under a Traditional IRA, SEP IRA or Roth IRA Contract during a tax year to the lesser of $5,000 for year 2010 and later years (indexed for inflation in subsequent years) and 100% of your compensation for that year. Individuals who are age 50 or older by the end of the calendar year may make an additional contribution of $1,000 per year for 2010 and later years.

The Code limits the amount of Contributions to a Roth IRA (excluding rollovers) as follows:

•  A single individual with adjusted gross income of $105,000 (indexed for inflation in later years) or less, and a married individual who files a joint tax return with adjusted gross income of $167,000 (indexed for inflation in later years) or less, may contribute up to the applicable limit for a year to a Roth IRA. This amount is reduced by contributions to other IRAs during the tax year, other than salary reduction contributions to a SIMPLE and any rollover distributions.

•  The applicable Roth IRA contribution limit for 2010 declines according to a schedule until it becomes zero for a single individual with adjusted gross income between $105,000 and $120,000 and for a married individual filing a joint return with adjusted gross income between $167,000 and $176,000.

The Code limits Participant Contributions to a SIMPLE IRA, as follows:

•  You may contribute up to $11,500 for 2010 (indexed for inflation in later years) or 100% of compensation if less. In addition, Participants who are age 50 or older may make an additional contribution of $2,500 for 2010, indexed for inflation in later years.

•  If an individual has more than one employer, the maximum amount that an employee may contribute under a SIMPLE IRA and other salary reduction arrangements in any year is the applicable limit for a year for the salary reduction arrangements.

Code provisions also regulate an employer's Contributions to a SIMPLE IRA:

•  An employer generally must match an employee's contribution up to an amount equal to 3% of the employee's compensation, but the employer may lower the percentage to as low as 1% for two years out of a five year period. The employer may not have to match additional contributions made by Participants age 50 or older.

•  Instead of matching a Contribution, the employer may make a "nonelective" Contribution to each Participant's SIMPLE IRA. The amount of the nonelective Contribution is equal to 2% of compensation for each eligible employee earning at least $5,000, whether or not the employee has made Contributions during the year. The maximum amount of compensation considered for each employee in this calculation is $245,000 for 2010 (to be adjusted for cost-of-living increases in the future). An employer must notify its employees of an election to reduce the percentage of the employer's matching Contributions or to make a nonelective Contribution instead of matching Contributions for the coming year.

Under a SEP, an employer can contribute to the employee's SEP IRA an amount up to 25% of the employee's compensation (with compensation limited to $245,000 for 2010, (to be adjusted for inflation in future years), but not more than $49,000 for 2010. These limits may be reduced, however, by contributions that the employer makes to other tax-qualified plans for the employee.

At any age you may make Contributions to a Roth IRA, as long as you are eligible based on federal adjusted gross income requirements. You may not make any Contributions to a Traditional IRA or SEP IRA Contract beginning in the tax year you reach age 70 1/2, with the following exceptions:

•  You may purchase an IRA Contract, or you may use an existing IRA Contract, to receive rollover Contributions from certain other plans, as described below, even after age 70 1/2.

•  An employer may make contributions for its employees under a SEP IRA or a SIMPLE IRA, and an employee may contribute to a SIMPLE IRA, after the employee has reached age 70 1/2.

You may make Contributions to an IRA Contract or an Inherited IRA Contract (other than a SIMPLE IRA) by rollover of eligible distributions from certain other pension or retirement arrangements that qualify for favorable tax treatment under the Code, under the following rules:

•  Generally, amounts that you roll over do not count against the limitations on the amount of Contributions during a tax year, except for the portion that represents Contributions made to an IRA of the same type for the same tax year as the rollover.

•  Qualified plans and arrangements include other IRA contracts, SEP IRAs and SIMPLE IRAs, tax-sheltered annuities under Code Section 403(b), pension and profit-sharing plans, including 401(k) plans, under Code Section 401(a) and eligible deferred compensation plans of a governmental employer under Code Section 457(b). (Withdrawals from a Section 457(b) plan if you have not yet reached age 59 1/2 are not subject to a 10% tax penalty, but withdrawals from an IRA or other eligible plan after rollover from a Section 457(b) plan are subject to this penalty.) Not all distributions from these plans and arrangements may be rolled over to an IRA Contract, and the tax implications of rolling over distributions may vary depending on federal tax rules that apply to the plan or arrangement. See "Federal Tax Information—Obtaining Tax Advice".

•  You may roll over amounts to a SIMPLE IRA only from another SIMPLE IRA.

Special rules apply for rollovers to a Roth IRA or for conversions from a Traditional IRA, a SEP IRA or a SIMPLE IRA to a Roth IRA. A conversion from a SIMPLE IRA to a Roth IRA is permitted only if the SIMPLE IRA has been in effect for at least 2 years. If you have adjusted gross income of $100,000 or less for a tax year (and if you are married and do not file a separate federal income tax return), you can roll over or "convert" a Traditional IRA to a Roth IRA Contract, subject to the following:

•  You may directly roll over eligible transfer distributions from an employer-sponsored plan to a Roth IRA or you may roll over eligible distributions you receive first to a Traditional IRA, a SEP IRA or a SIMPLE IRA and subsequently to a Roth IRA. Income tax treatment of distributions from employer-sponsored plans directly rolled over to Roth IRAs will be the same as if such distributions were first rolled over to a Traditional IRA, a SEP IRA, or a SIMPLE IRA and subsequently to a Roth IRA, as described below.

•  You must include in gross income amounts rolled over from a Traditional IRA, a SEP IRA or a SIMPLE IRA to a Roth IRA (excluding "after-tax" Contributions), but no early withdrawal penalty applies to the taxable amount. A special income averaging rule is available for conversions that occur in 2010. Unless you elect otherwise, for a conversion in 2010, the taxable portion of the Traditional IRA that you convert to a Roth IRA is includable in your gross income over two years, 50% in 2011 and 50% in 2012. For conversions after 2010, the entire taxable portion of a converted Traditional IRA is includable in the year of conversion.

•  You will owe a penalty tax on withdrawals of amounts that were rolled over to a Roth IRA from a Traditional IRA, a SEP IRA or a SIMPLE IRA if the withdrawal is made within five tax years after the rollover, even if the amount withdrawn is nontaxable. See "Federal Tax Information—Roth IRA Contracts—Special Penalty Tax on Withdrawals of Rollover or Conversion Contributions".

•  Individuals considering converting or rolling over a Traditional IRA, a SEP IRA or a SIMPLE IRA to a Roth IRA should take into account various issues, including state and local tax consequences. See "Federal Tax Information—Obtaining Tax Advice."

In certain circumstances, federal income tax law permits you to change or "recharacterize" the type of IRA contribution you made from a Roth IRA contribution to a Traditional IRA contribution or vice versa.

FPA Contracts. You may make Contributions directly to us, or your employer may make Contributions to us on your behalf under a payroll deduction agreement. You may make Contributions at whatever intervals and in whatever amounts you select, except that each Contribution must be at least $10.

If an employer purchases an FPA Contract as a depository for employee deferred compensation obligations that do not constitute deferrals under an eligible deferred compensation plan as defined in Section 457(b) of the Code, there are no limits on the amount of compensation that employees may defer. However, if the employer is a tax-exempt entity, other than a church or a state or local government, amounts deferred under the employer's plan and held under the Contract are subject to a substantial risk of forfeiture as defined in Section 457(f) of the Code and to claims of the employer's creditors. Certain deferred compensation plans or arrangements may also have to satisfy the requirements of Section 409A of the Code.

If a tax-exempt organization purchases an FPA Contract as a depository for employee deferred compensation obligations in connection with an eligible deferred compensation plan as defined in Section 457(b) of the Code, there are annual limits on the amount of total deferrals under the plan that may be made for employees. Contributions (total deferrals), which may be comprised of deferred salary amounts, employer contributions and/or other deferred compensation, for any employee during a calendar year are limited to the lesser of $16,500 for 2010 (indexed for cost of living adjustments thereafter) or 100% of the employee's includible compensation (as defined in the Code). Special "catch-up" provisions during the last three years before an employee's normal retirement age under the plan may increase the annual limit to the lesser of double the otherwise applicable annual limit or the annual limit plus the aggregate amount unused by the employee under limits in prior years while eligible under the plan. Deferral limits for eligible deferred compensation plans are not reduced by contributions to other retirement plans or arrangements such as 403(b) plans, SEP-IRAs, SIMPLE IRAs or 401(k) plans. Amounts held under the Contract are subject to the claims of the employer's creditors until the Account Value is distributed to an employee.

TDA Contracts. You make Contributions under a salary reduction arrangement you enter into with your employer, on a pre-tax or a designated Roth basis (subject to the provisions of the Plan).

In addition, we also will accept on your behalf a single sum transfer from another tax-deferred annuity arrangement maintained under Section 403(b) of the Code or certain custodial accounts maintained under Section 403(b)(7) of the Code if the Contract was issued by a provider specifically identified in the Plan. Transfers while you are actively employed from any provider not specified in the Plan are prohibited.

The amount of your Contributions may not be greater than the amount permitted under applicable federal law (see "Federal Tax Information"). A Plan may require a minimum Contribution per year for each Participant. We will not accept Contributions for you for time periods after you have terminated participation under the Contract, you cease employment with the Contractholder, or if the TDA Contract has been discontinued.

We maintain the following separate account balances to record Contributions and earnings (or losses):

•  Employee Contribution Account

•  Rollover Contribution Account

•  Designated Roth Account

•  Designated Roth Rollover Account

Allocation of Contributions

You may allocate Contributions among the Investment Alternatives, subject to any restrictions contained in your Employer's Plan.

We will allocate a Contribution when we receive it from you or your Employer (along with all information and completed documents necessary to process the Contribution) according to instructions sent with the Contribution, or if no instructions are sent, on the basis of your allocation election currently on our records.

You may change the allocation instructions for future Contributions from time to time. You should periodically review your allocations in light of market conditions and your retirement plans and needs.

New 403(b) Rules

New regulations under Section 403(b) generally took effect on January 1, 2009 with respect to Contracts intended for use with Section 403(b) Plans. Some provisions of the regulations took effect sooner, and for certain employers some provisions may be effective later. Certain Contracts may be exempt from some or all provisions of the new regulations, for example, Contracts purchased by a "church" as defined in Section 403(b), or certain Contracts to which no contributions were made after specified dates.

The new regulations impose substantial changes on section 403(b) Plans and annuity contracts purchased under them. Such plans and annuity contracts must comply in operation with the new regulations in order to avoid adverse tax consequences to participants

The new regulations impact the Contracts as described below.

•  Written Plan Requirement. Generally, employers must have a written plan that meets the requirements of the new regulations, and Contracts, including Contracts purchased before and after the above effective date of the new regulations, must be held under the written plan. Participant transactions under the Contracts may be subject to the provisions of the written plan. (The IRS has indicated that a written plan does not have to be formally adopted until December 31, 2009 provided the written plan is retroactively effective as of January 1, 2009 and the employer operationally complies during 2009 with the written plan adopted.)

•  Participant Transactions. Generally, employers must determine that Participant-requested transactions available under the Contracts, including withdrawals, hardship withdrawals, loans, and transfers of Account Values under the Contracts to another 403(b) annuity contract or account, comply with the provisions of their written plans. Therefore, generally these transactions must be authorized by employers. Participant allocation directions for contributions, and Participant transfers to and among the Investment Alternatives under the Contracts, do not require employer authorization.

•  Restrictions on Withdrawals of Employer Contributions. The employer's written plan does not have to permit withdrawals by Participants prior to termination of employment. If permitted, the written plan must generally provide that employer contributions and earnings on them may only be withdrawn after the occurrence of a specific date or event contained in the written plan, e.g., attainment of age 59 1/2 or 65, or completion of 5 years of participation in the Plan.

•  "Catch-up" Contributions. The new regulations require that, if both the special "catch-up" contribution for employees with 15 or more years of service with certain employers and the "catch-up" contribution for participants age 50 or older, are both available to the same Participant for the same calendar year, then the special "15-year catch-up" contribution must be used first, before the "age-50 catch-up" contribution can be used.

YOUR ACCOUNT VALUE IN THE SEPARATE ACCOUNT FUNDS

Accumulation Units in Separate Account Funds

We use Accumulation Units to represent Account Values in each Separate Account Fund. We separately value the Accumulation Unit for each Fund of the Separate Account.

We determine your Account Value in the Separate Account as of any Valuation Day by multiplying the number of Accumulation Units credited to you in each Fund of the Separate Account by the Accumulation Unit value of that Fund at the end of the Valuation Day.

Investment experience by the Separate Account Funds does not impact the number of Accumulation Units credited to your Account Value. The value of an Accumulation Unit for a Fund, however, will change as a result of the Fund's investment experience, in the manner described below.

Calculation of Accumulation Unit Values

We determine Accumulation Unit values for the Funds as of the close of business on each Valuation Day (generally at the close of the New York Stock Exchange). A Valuation Period is from the close of a Valuation Day until the close of the next Valuation Day.

The dollar value of an Accumulation Unit for each Fund of the Separate Account will vary from Valuation Period to Valuation Period. The changes in Accumulation Unit values for the Separate Account Funds will reflect:

•  changes in the net asset values of the Underlying Funds, depending on the investment experience and expenses of the Underlying Funds, and

•  Separate Account charges under the Contracts, with the annual rates calculated as a daily charge. (See "Charges You or Your Employer Will Pay".)

You may refer to "Appendix A: Unit Value Information for the Separate Account Funds" in this Prospectus to review changes in Accumulation Unit values for each Fund over a period of time.

Accumulation Unit Values for Transactions

When you allocate Contributions to a Separate Account Fund or transfer any Account Value to a Fund, we credit Accumulation Units to your Account Value. When you withdraw or transfer any Account Value from a Separate Account Fund, we cancel Accumulation Units from your Account Value.

When you are a participant in a plan that becomes eligible for the Reduced Fee, we cancel, on the date the plan becomes eligible, Accumulation Units with a total value equal to your Account Value in each Separate Account Fund, and credit your Account Value with Accumulation Units based on the Reduced Fee ("Reduced Fee Accumulation Units" or "Enhanced Units") that have the same total value as the Accumulation Units that were canceled. Similarly, if your plan ceases to be eligible for the Reduced Fee, we would, on the date that plan becomes ineligible, cancel the Reduced Fee Accumulation Units and credit your Account Value with Accumulation Units based on the regular fees that have that same total value.

The Accumulation Unit value for a transaction is the value for the Valuation Period during which we receive the Contribution or request, along with all information and completed documents necessary to process the request. As a result, we will effect the transaction at the Accumulation Unit value we determine at the next close of a Valuation Day (generally the close of the New York Stock Exchange on that business day) in the Valuation Period during which we receive a Contribution or request. Deposits or Requests are deemed to be received by us on a day that we are open for business or on the next day we are open for business if they arrive on a day that our offices are officially closed.

We calculate the number of Accumulation Units for a transaction by dividing the dollar amount you have allocated to, or withdrawn from, the Fund during the Valuation Period by the applicable Accumulation Unit value for the Fund for that Valuation Period. We round the resulting number of Accumulation Units to two decimal places (rounded to four decimal places beginning on or about July 1, 2010).

Your Right to Transfer Among Investment Alternatives

You may transfer all or a portion of your Account Value among Funds of the Separate Account, and between the Separate Account and the General Account, unless your Plan (if any) limits transfers. There are no tax consequences to you for transfers among Investment Alternatives. Your request for a transfer will not be binding on us and cannot be effectuated until we receive all information necessary to process your request. We currently do not impose a charge for transfers but we reserve the right to impose a transfer charge on future transfers subject to the terms of your Contract. Please note our policy on frequent purchases and redemptions under "Frequent Purchases and Redemptions of Fund Shares."

OUR PAYMENT OF ACCOUNT VALUE TO YOU OR A BENEFICIARY

Your Right to Make Withdrawals, including by Specified Payments

Under an IRA or FPA Contract, you may withdraw your Account Value in whole or in part, at any time during the Accumulation Period.

Under a TDA Contract, your right to withdraw all or any portion of your Account Value is restricted by federal tax law. If you are under age 59 1/2, you will not be able to withdraw your Account Value, except in circumstances such as death or disability, hardship, or termination of employment. (There are special rules permitting withdrawal of Contributions made on or before January 1, 1989 and withdrawal of earnings and interest credited to your Account

Value by that date.) When you make a withdrawal for hardship, you may not withdraw post-1988 earnings or interest on your Contributions under a salary reduction agreement. In addition, if you are married, consent of your Spouse may be required for withdrawals under TDA Contracts. In some cases, certain withdrawals under 403(b) Plans may require the approval of the Employer, provider, carrier or third party administrator, if applicable.

A full withdrawal results in a surrender of your IRA or FPA Contract or a termination of your participation under a TDA Contract. We may take up to seven days following receipt of your withdrawal request to process the request and mail a check to you or electronically transfer funds to your bank account where available.

Single Sum Payment upon Termination of Employment. Your Plan may provide that, if your Account Value is $1,000 or less (or a higher amount as may be permitted under provisions of the Plan and applicable laws) when you terminate employment with the Employer, we will pay your Account Value to you in a single sum payment.

Specified Payments Option. If you have reached age 59 1/2 or, for TDA Contracts, terminated employment with the Plan sponsor (if the TDA Contract is sponsored), after reaching age 55 under a TDA Contract, you may elect automatic withdrawals of your Account Value. You must specify an amount, which may not be less than $100, and must tell us the Investment Alternatives from which the withdrawals should be taken. We will send the Specified Payments to you, except that we will send the Specified Payments to the Annuitant if you have an FPA Contract and have named someone else as the Annuitant.

When you are receiving Specified Payments under a TDA Contract, you may not make Contributions and your employer may not make Contributions on your behalf. When you are receiving Specified Payments under an IRA or FPA Contract, you may not make payroll deduction Contributions, but you (and your employer under an IRA) may make single sum Contributions. You also may transfer your Account Value among Investment Alternatives and make other withdrawals when receiving Specified Payments.

Specified Payments will continue until the earliest of:

•  your death or the Annuitant's death, when you have an FPA Contract and someone else is the Annuitant;

•  our receipt of your written request to change or end the Specified Payments;

•  your Account Value (or your balance in any Investment Alternative that you have designated for withdrawals) declines so that the remaining balance is not large enough to cover the next Specified Payment due; or

•  your Annuity Commencement Date.

For FPA Contracts, Specified Payments will continue until your death or the death of the Annuitant.

If you are subject to the minimum distribution rules under the Code, the Specified Payments for the year should at least total the minimum required annual distribution. (See "Federal Tax Information—Minimum Distributions Under TDA and IRA Contracts.") FPA Contracts owned by the Employer do not permit the Specified Payments Option.

Income Tax Consequences of Withdrawals. You should consider the possible federal income tax consequences of any withdrawal, including withdrawals under the Specified Payments Option. You will be taxed at ordinary income tax rates on the portion of your withdrawal that is taxable. You will not be taxed on the amount of any Contributions you made with "after-tax" dollars, but there are special rules under the Code for determining whether a withdrawal, or portion of a withdrawal, will be considered a return to you of after-tax Contributions (See "Federal Tax Information").

Your withdrawals under a Roth IRA Contract that are made after the five year period beginning with the tax year in which the Roth IRA Contract was first issued are not taxable if:

•  you have reached age 59 1/2, or

•  the withdrawals are to pay for qualified first-time home buyer expenses of up to $10,000 per lifetime (taking into account all withdrawals from all IRAs), or

•  you have died or become disabled.

A withdrawal that does not meet these requirements is nevertheless not taxable if it is not more than the amount of your Contributions to the Roth IRA and contributions to other Roth IRAs you own. See the discussion on Roth IRA Contracts under "Federal Tax Information".

Penalty Tax on Taxable Portion of Withdrawals and on Certain Roth IRA Withdrawals. There is a 10% federal penalty tax on the taxable amount of withdrawals you make during the Accumulation Period, unless

•  you have reached age 59 1/2

•  you are disabled or have died

•  the distributions are Annuity Payments over your life (or life expectancy) or over the joint lives (or joint life expectancies) of you and the Beneficiary, or

•  in certain other circumstances. See "Federal Tax Information for Participants" for a listing of other circumstances when the penalty tax is not applicable.

The 10% penalty tax you pay increases to 25% if you make a withdrawal from a SIMPLE IRA during the first two years of your participation in the employer's SIMPLE.

You may owe a 10% penalty tax on withdrawals of amounts that you converted or rolled over to a Roth IRA from a Traditional IRA, a SEP IRA or a SIMPLE IRA even though the withdrawal is tax-free to you. See "Federal Tax Information".

How to Tell Us an Amount to Transfer or Withdraw

To tell us the amount of your Account Value to transfer or withdraw, you must specify to us:

•  the dollar amount to be taken from each Investment Alternative: or

•  for Separate Account Funds, the number of Accumulation Units to be transferred or withdrawn: or

•  the percentage of your Account Value in a particular Investment Alternative to be transferred or withdrawn.

For transfers, you also must specify the Investment Alternative(s) to which you are moving the transferred amount. Your request for a transfer or withdrawal is not binding on us and cannot be effectuated until we receive all information necessary to process your request on the required forms and, in the case of transfers into the Investment Company International Fund, the DWS International VIP and the Vanguard Variable Insurance Fund International Portfolio ("Vanguard International Fund") (together, these Funds may be referred to as the "International Funds"), by U.S.P.S. regular mail to our Financial Transaction Processing Center. Refer to "Where to Contact us and Give us Instructions".

Loans under a TDA Contract

We make available a loan option under a TDA Contract. You have the right to borrow funds using your Account Value as collateral security. The amount of the loan permitted is governed by Section 72(p) of the Code and the Contract terms.

We will designate an interest rate at the time a Loan is granted. The Loan interest rate we declare from time to time will not exceed the higher of the Moody's Corporate Yield Average and 1% above the guaranteed rate of interest credited to Account Values held in the General Account. Interest earned on the amount in the General Account is not applied as an offset to interest accrued on the Loan; they are separate and independent from each other.

You will be required to transfer an amount equal to 120% of the loan to serve as collateral security for your loan from the Separate Account to the General Account, unless you already have allocated the required Account Value to the General Account. Collateralized loans are loans for which security in the amount of 120% of the loan amount is required to be transferred into the General Account and held against repayment of the loan. You must instruct us from which Investment Alternatives the transfer is to be made. We will not permit you to make withdrawals or transfers of the collateral security amount while the loan is outstanding. The interest rate for the loan will not exceed the higher of 1% above the current rate of interest credited to Account Values held in the General Account for TDA Contracts, or the Moody's® Corporate Yield Average for the calendar month ending two months before the date on which the rate is determined, and payments of principal and interest on the loan are due no less frequently than quarterly. You will pay interest on the loan, but the amount we hold in the General Account as collateral for your loan will accrue interest. A portion of the collateral equal to the loan amount may earn interest at a rate that is different than the rate earned by other amounts in the General Account. Amounts held in the General Account as collateral for a loan may earn a lower rate of interest than other amounts in the General

Account and than investments in the Separate Account investment alternatives. There are no income tax consequences to you from obtaining a loan under the TDA Contract, unless you do not make repayments when they are due.

You can only borrow to the extent that you have allocated a sum equal to 120% of the loan amount to the General Account. If you do not have 120% of the loan amount (in addition to sums already serving as collateral for other loans) in the General Account and do not allocate additional amounts to the General Account from your Account Value allocated to other investment alternatives to achieve such 120%, you cannot borrow that loan amount. We do not transfer amounts to the General Account for purposes of satisfying the collateral requirement on your behalf unless we are instructed by you to transfer from other investment alternatives to the General Account.

All Plans require authorization by the Employer, provider or other party administrator, as applicable, for Participant loans.

See "Charges You or Your Employer Will Pay—Loan Interest Under TDA Contracts" for more information.

Death Benefit Prior to Annuity Commencement Date

We will pay a death benefit to your Beneficiary during the Accumulation Period (a) upon your death or, (b) under an FPA Contract, upon the death of either you, any co-owner or the Annuitant, whichever comes first.

We will pay the death benefit after we have received at our Home Office:

•  due proof of your (or under an FPA Contract, any co-owner's or the Annuitant's) death; and

•  all other information and documentation necessary for us to process the death benefit request.

The amount of the death benefit will be the value of your Account Value as of the date on which we receive the items listed above less any outstanding loans and interest. Until then, your Account Value will remain allocated as it was on the date of death. (If you were the Annuitant and your Spouse is the Beneficiary, special rules apply as described below.)

Form of Payment of Death Benefit. The Beneficiary will elect the form of payment of death benefit, unless the Owner previously selected a form. Payout options include a lump sum or annuity payments, but the Code imposes special requirements on the payment of a death benefit, as described below. We will pay the death benefit in a single sum if an option has not been selected by the date the Code requires a payout.

In addition, Participants under IRA Contracts (other than Roth IRAs) and TDA Contracts are required to begin taking minimum distributions after they reach a certain age (called the Required Beginning Date), and certain requirements depend on whether the Participant had reached that age at the time of death. When minimum distribution requirements are applicable, they can be satisfied by withdrawals from other eligible IRA or TDA contracts, as the case may be. Beneficiaries should consult their tax advisers for any additional rules that may apply in their particular circumstances. See "Federal Tax Information—Minimum Distributions under TDA and IRA Contracts".

In general, any method of distribution that a Beneficiary selects must comply with one of the following.

(a)  Five Year Rule. The general rule is that we must pay the entire death benefit to the Beneficiary by December 31 of the year that is five calendar years (for those that took advantage of the waiver of minimum distribution option for 2009, the year 2009 does not count for purposes of the five years) after the year of your death (or co-owner's or Annuitant's death, if applicable), unless we pay the death benefit in accordance with (b) or (c) below.

(b)  Life Annuity Rule. If a Beneficiary selects a life annuity, the entire death benefit must generally be distributed to the Beneficiary in the form of Annuity Payments beginning no later than the end of the calendar year following the year of your (or any co-owner's or the Annuitant's) death and which are payable over a period of time that is not more than the Beneficiary's life or life expectancy, whichever is longer.

(c)  Beneficiary is your Spouse. Your Spouse may be able to continue an IRA Contract or FPA Contract.

•  Under an IRA Contract, the Spouse may use your Required Beginning Date for determining when minimum distributions must begin. Alternatively, the Spouse may take over the IRA Contract by electing to roll over the account to another IRA and make Contributions to the Contract, in which case the minimum distribution rules will be based on the Spouse's Required Beginning Date, and the death benefit distribution requirements will not apply until the Spouse's death.

•  Under an FPA Contract when you are the owner, your spouse, if the sole Beneficiary, may choose to be considered as the Participant for purposes of determining when distributions must begin. In effect, your Spouse can be substituted for you under the FPA Contract, and the death benefit distribution requirements will not apply until the Spouse's death.

In addition to a single sum payment or annuity payments, we may offer additional forms of payment of death benefit to a Beneficiary as of the date a death benefit is payable. We will provide information to each Beneficiary of the available death benefit payment forms and resulting tax consequences.

Discontinuance of Contracts or Termination of Participation

Termination of IRA and FPA Contracts. We may, in our sole discretion, return your Account Value and terminate an IRA or FPA Contract prior to the Annuity Commencement Date. We may terminate an IRA Contract and may terminate an FPA Contract issued on our previously approved contract form (generally used prior to June 1, 2003), if:

•  you have not made Contributions for three consecutive years,

•  your Account Value is less than the specified minimum for FPA Contracts of $500 and for IRA Contracts of either $2,000 or the amount needed to provide monthly Annuity Payments of at least $20 under the form of annuity you selected, and

•  you have reached the age 59 1/2.

We may terminate an FPA Contract on our new contract form (generally issued on or after June 1, 2003), if:

•  you have not made Contributions for three consecutive years, and

•  your Account Value is less than $2,000.

Before we elect to terminate an IRA or FPA Contract, we will notify you of our intention to do so and provide a period of 90 days during which you may make additional Contributions to reach the specified minimum. We will pay your Account Value to you in a single sum if we terminate your IRA or FPA Contract.

SEP and SIMPLE IRAs—Notice of Amendment and Option to Terminate. In certain instances, we will provide to Participants who have SEP or SIMPLE IRAs and to employers who have SEP or SIMPLE Plans a written notice concerning an amendment of the Contracts. A Participant who does not want the amendment to apply may notify us that he or she wishes to reject the amendment, including amendments necessary to comply with changes to the Code or rules or regulations adopted by the Internal Revenue Service. In that event, the Participant may notify us that he or she wishes to terminate the Contract.

Termination of Participation Under TDA Contracts. Your participation under a TDA Contract terminates if you are no longer eligible to participate under the Contract due to termination of employment with the Contractholder, including by death or retirement.

Contributions may no longer be made by you or on your behalf upon your death, retirement or termination of employment with the Contractholder. Termination of participation will not deprive you of your Account Value or change your rights to make transfers or withdrawals. Termination also will not prevent you from electing to receive Annuity Payments, or having a death benefit paid to your Beneficiary.

Discontinuance of TDA Contracts. A Contractholder may discontinue a TDA Contract on the first of a month with at least 31 days notice to us. We may discontinue all or part of a Contract upon at least 31 days' notice to the Contractholder, during which time the Contractholder may cure any remediable defaults, if (1) the Contractholder does not follow the terms of the Contract, or (2) we determine that a modification of the Contract is necessary to comply with federal or state requirements, including the Employee Retirement Income Security Act of 1974, as amended, and the Contractholder refuses to accept a substantially similar Contract we offer that incorporates that modification. If mail is returned to us as undeliverable and we have not been notified of a change of address, we have the right to discontinue the Contract and all administrative services provided thereunder will terminate automatically without notice to the Contractholder. When a TDA Contract is discontinued:

•  The Contractholder's obligations under the Contract continue, except that the Contractholder may not send us any more Contributions.

•  Amounts accumulated for Participants remain under the Contract, until withdrawn or transferred.

•  We may transfer all amounts accumulated under the Contract to another insurance company or other financial institution. A transfer will require the consent of Participants who became Participants before a specified date in 2009, determined by and subject to state approval of a rider to the Contract. A Participant whose consent is required but who does not consent to the transfer may choose to leave the accumulated amounts on deposit with us, or may withdraw the amount in whole or in part (subject to any federal tax law restrictions on withdrawals). The transfer to another insurance company or financial institution will be made no later than 30 days (or later date requested by the Contractholder) after we have received a written request from the Contractholder for the transfer and all information necessary to effect the transfer, including individual consents. A Plan may be terminated upon the distribution of all assets under the Plan.

Following a discontinuance for any of the reasons specified above, with regard to amounts that have not been withdrawn, each Participant whose assets have not been withdrawn can change allocations, make transfers and make full or partial withdrawals, but is not permitted to add assets.

TDA Contracts—Notice of Amendment and Option to Discontinue.  In certain instances, we will provide Contractholders with a written notice concerning an amendment of the Contracts, at least 60 days before the effective date of the amendment, along with an explanation of the amendment. A Contractholder may elect to discontinue the Contract by making a written request to Mutual of America and informing us of the insurance company or other financial institution to which amounts under the Contract should be transferred.

When We May Postpone Payments

We will pay any amounts due from the Separate Account for a withdrawal (including a Specified Payments Option withdrawal), death benefit or termination, and will transfer any amount from the Separate Account to the General Account, within seven days, unless:

•  The New York Stock Exchange is closed for other than usual weekends or holidays, or trading on that Exchange is restricted as determined by the SEC; or

•  The SEC by order permits postponement for the protection of Participants; or

•  An emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.

In order to comply with federal laws and regulations intended to deter money-laundering, terrorism or other suspicious activities, we may refuse to accept, or decline to implement, your withdrawal or transfer orders until it is legally permissible for us to do so.

YOU MAY OBTAIN AN ANNUITY WITH YOUR ACCOUNT VALUE

Amount of Annuity Payments

At your Annuity Commencement Date, we will apply your Account Value to purchase a stream of monthly Annuity Payments (an annuity). All of our annuities provide monthly payments. Once Annuity Payments have begun, you may no longer make Contributions, transfers or withdrawals under the Contract and your employer may no longer make Contributions on your behalf.

You may elect to receive your Account Value by making partial or full withdrawals, including under the Specified Payments Option, instead of receiving Annuity Payments.

We will fix the amount of each Annuity Payment and guarantee payment, according to the form of annuity you select (refer to "Available Forms of Annuity"). The amount of the Annuity Payments depends on the annuity form you choose, your age, your joint annuitant's age, if applicable, the applicable annuity purchase rates and your Account Value. The duration of an annuity can affect your level of benefit, which longer durations generally producing a lower monthly payment, all things being equal.

We guarantee that the purchase rates we use to determine the amount of Annuity Payments will be the better of the guaranteed rates in the Contract or our then-current annuity purchase rate.

The annuity benefits generally are set forth in the Contract we issue. We will issue to each Participant under a TDA Contract an individual certificate setting forth the amount and terms of payment of their annuity benefits. We will send Annuity Payments directly to Annuitants at their last known address, as filed with us. If Annuity Payments are made in connection with an FPA Contract purchased by an employer to fund deferred compensation obligations under a plan adopted pursuant to Section 457(b) of the Code, all payments are payable to the employer, but the employer may specify where we should send the Annuity Payments. In such case, the employer may change the instruction at any time with respect to payments that have not yet been made.

Annuity Commencement Date

You must notify us in writing of the Annuity Commencement Date in advance, according to our procedures.

IRA Contracts. For IRA Contracts issued prior to July 1, 2007, the Annuity Commencement Date must be the first of a month after you have reached the age of 55. For IRA Contracts issued on or after July 1, 2007, the Annuity Commencement Date must be on the first day of a month and must be at least 12 months after the Contract issue date. The Annuity Commencement Date is not applicable to Inherited IRA contracts.

In addition to the conditions stated in the preceding sentences, for all SEP IRA Contracts, the Annuity Commencement Date must occur after the later of (a) the 30th day following the day you terminate employment with every employer that contributes to the Contract on your behalf or (b) the 30th day following the day that the last employer contribution is received by the Company under the Contract. Please refer to your Contract for more details.

FPA Contracts. For FPA Contracts issued prior to June 1, 2003, the Annuity Commencement Date must be on the first day of a month and must be after you have reached the age of 55.

For FPA Contracts issued on or after June 1, 2003, the Annuity Commencement Date must be on the first day of a month at least 12 months after the Contract issue date. You may specify the Annuity Commencement Date in the application, and if no date is specified, the Annuity Commencement Date will be the first day of the month after the date the Annuitant reaches age 90 or the tenth anniversary after the Contract's Effective Date, whichever is later. For an FPA Contract issued to an employer to serve as a depository for the employer's deferred compensation obligations to an employee under an eligible 457(b) plan, the Annuity Commencement Date must be the first day of a month at least 12 months after the Contract issue date but not later than April 1 of the calendar year following the latter of the calendar year when the employee reaches age 70 1/2 or the calendar year the employee terminates employment with the employer.

TDA Contracts. The Annuity Commencement Date must be on the first of a month and must be in accordance with the Plan, if any.

Available Forms of Annuity

Under an IRA (except for Inherited IRA) or FPA Contract, you select the form of annuity at the time you designate an Annuity Commencement Date.

You may select a form of annuity from the following list (subject to the availability of such annuity under your Employer's Plan). You will be the Annuitant, unless under an FPA Contract you named someone else as the Annuitant.

For a TDA Contract, an employer's Plan may contain these special rules for determining the annuity form:

•  If you have a Spouse on the Annuity Commencement Date, you will receive Annuity Payments in the Joint and Survivor Life Annuity, as described below, with your Spouse as joint annuitant, unless you, no more than ninety days, or one hundred and eighty days, depending on the provisions of the Plan, before the Annuity Commencement Date, select in writing one of the other annuity forms listed below and your Spouse consents to the form selected.

•  If you do not have a Spouse on the Annuity Commencement Date, you will receive Annuity Payments in the form of a Non-Refund Life Annuity, as described below, unless you, before the Annuity Commencement Date, select in writing a different annuity form.

Life Annuity with Ten Years Period Certain. This annuity form provides for monthly Annuity Payments to the Annuitant during the Annuitant's lifetime, but if the Annuitant dies before the end of the ten year period, Annuity Payments will be paid to the Beneficiary until the end of the ten year period. If the Beneficiary dies before the end of the ten year period, we will pay the commuted value of the remaining Annuity Payments to the payee named by the Beneficiary.

Joint Survivor Life Annuity with Ten Year Period Certain. This annuity form provides for monthly Annuity Payments to the Annuitant during the Annuitant's lifetime and 66 2/3% of that monthly Annuity Payment to the joint annuitant after the Annuitant's death if the joint annuitant survives the Annuitant. If both the Annuitant and the joint annuitant die before the end of the ten year period, payments continue in the amount last paid until the end of ten years to the Beneficiary. If a person named as an Annuitant's joint annuitant dies prior to the Annuity Commencement Date, your election of this annuity form is cancelled automatically.

Full Cash Refund Annuity. This annuity form provides for monthly Annuity Payments to the Annuitant during the Annuitant's lifetime. If the aggregate amount of the monthly Annuity Payments that we made to the Annuitant is less than your Account Value at the Annuity Commencement Date, we will pay the difference to the Beneficiary in a single sum.

In addition to the forms of annuity listed above, under a TDA Contract (subject to the availability of such annuity under your Employer's Plan) or IRA Contract, you may also select the form of annuities listed below. As of the date of this prospectus, we also currently offer the forms of annuity listed below under our FPA Contract, but have the right to discontinue offering these forms at any time.

Joint and Survivor Life Annuity. Same as the Joint and Survivor Life With Period Certain annuity above, except that payments will end upon the death of the survivor as between the Annuitant and the joint annuitant. There is no guaranteed minimum payment period.

Non-Refund Life Annuity. We make a monthly Annuity Payment until the death of the Annuitant. No amount is payable to any joint annuitant or Beneficiary.

We may, in our discretion, permit you to elect a different period certain for life annuities and joint and survivor life annuities. Currently, in addition to the ten year period, we permit the election of periods certain of three, five, eight and one-third, and fifteen years. Additionally, we may, in our discretion, permit you to elect a different percentage survivorship benefit for joint and survivor life annuities (with or without period certain). Currently, in addition to the 66 2/3% survivorship benefit, we offer survivorship benefits of 50%, 75% and 100%. We have the right to discontinue offering these periods certain and survivorship benefits at any time unless your Contract provides otherwise.

Death Benefit after the Annuity Commencement Date

If an Annuitant (and the joint annuitant if the form is a joint annuity) dies on or after the Annuity Commencement Date and annuity payments have begun, your Beneficiary will receive the death benefit (if any) provided by the form of annuity under which Annuity Payments were made. See "Available Forms of Annuity" above.

Single Sum for Small Annuity Payments

Under IRA, FPA and TDA Contracts, if the annuity benefit payable would be less than $50 each month (or $20 each month for IRA and FPA Contracts issued generally prior to June 1, 2003), we may elect to pay the Account Value in a single payment to the Annuitant.

If your Account Value will purchase an annuity that will provide $50 or less per month, on the Annuity Commencement Date you have requested, or at your required beginning date, as applicable, we will pay your Account Value to you in a single sum payment, and you may not elect to receive Annuity Payments. Alternatively, we may make such single sum payment to an IRA (or Roth IRA for Designated Roth Accounts) established by you (or, in the case of a TDA Contract, your employer for you, and only if the Plan so provides).

OUR GENERAL ACCOUNT

Scope of Prospectus

We have not registered the Contracts under the Securities Act of 1933 for allocations to the General Account, nor is the General Account registered as an investment company under the 1940 Act. The staff of the SEC has not reviewed the disclosures in this Prospectus that relate to the General Account. Disclosures regarding the fixed portion of the Contracts and the General Account, however, generally are subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. For more details regarding the General Account, see the Contracts themselves.

General Description

Amounts you allocate to the General Account become part of our general assets. Our General Account supports our insurance and annuity obligations, including the Payment of Claims under our Contracts and our Policies, and is subject to the claims of our creditors. The General Account consists of all of our general assets, other than those in the Separate Account and other segregated asset accounts.

We bear the full investment risk for all amounts that Participants allocate to the General Account. We have sole discretion to invest the assets of the General Account, subject to applicable law. Your allocation of your Account Value to the General Account does not entitle you to share in the investment experience of the General Account. You should consider our claims paying ability and financial strength when allocating amounts to the General Account.

We guarantee that we will credit interest for the life of the Contract to Account Values in the General Account at a rate at least equal to the minimum rate required by your Contract, applicable state law or if no state law minimum rate is applicable to a Contract, the guaranteed minimum credited interest rate will be set pursuant to the NAIC standard non-forfeiture law. In no event will the minimum guaranteed credited interest rate be less than 1%. The NAIC minimum rate is determined in accordance with a formula. The NAIC minimum rate formula as applied by us is based upon the five-year constant maturity treasury rate reported by the Federal Reserve as of the close of business on the last business day each October. Therefore, the minimum interest rate for the following calendar year may change after the NAIC formula is recalculated in November each year, depending on the five-year constant maturity treasury rate on the last business day of October. We determine whether the application of the formula will change the minimum guaranteed rate each November, and any change is effective the following January 1. In our sole discretion, we may credit a higher rate of interest to Account Values in the General Account, although we are not obligated to credit interest in excess of the minimum rate. We compound interest daily on Account Values in the General Account, to produce an effective annual yield that is equal to the stated interest rate. The interest rates may be different for your Account Value in the General Account representing borrowed and unborrowed amounts under your Contract.

We reserve the right to credit a higher interest rate than the rate otherwise set for amounts allocated to the General Account when the Employer uses electronic media, in compliance with our established rules and requirements, for the transmission and receipt of certain information regarding Participants, Contributions and other Contract information, and in certain other circumstances.

You may refer to the additional information about our General Account's operations in Appendix B to this Prospectus.

Transfers and Withdrawals

You may transfer any portion of your Account Value to or from the General Account and, to the extent permitted by the Code and the Plan, may withdraw any portion of your Account Value from the General Account prior to the Annuity Commencement Date. See "Your Right to Transfer Among Investment Alternatives", "Frequent Purchases and Redemptions of Fund Shares" and "Your Right to Make Withdrawals, including by Specified Payments" under "Our Payment of Account Value to You or a Beneficiary". We have the right to delay certain transfers and withdrawals from the General Account for up to six months following the date that we receive the transaction request.

WHERE TO CONTACT US AND GIVE US INSTRUCTIONS

Transfers, Allocation Changes and Withdrawals by Telephone or Internet

You may generally make requests by telephone or Internet for transfers or withdrawals of Account Value (except for transfers to any of the International Funds) or to change the Investment Alternatives to which we will allocate your future Contributions. We do not accept telephone or Internet requests for withdrawals under TDA, VEC, Roth IRA, and any FPA Contract where the annuitant and owner are not the same person. We do not accept telephone or Internet requests for IRA rollovers.

On any Valuation Day, we will consider requests by telephone or Internet that we receive by 4 p.m. Eastern Time (or the close of the New York Stock Exchange, if earlier) as received that day. We will consider requests that we receive after 4 p.m. (or the Exchange close) as received the next Valuation Day.

You must use a Personal Identification Number (PIN) to make telephone or Internet requests. We will automatically send you a PIN, and your use of the PIN constitutes your agreement to use the PIN in accordance with our rules and requirements. To change or cancel the PIN that we have assigned, you may call our toll-free telephone number or follow the instructions on our website. A PIN cannot be cancelled on the website.

We reserve the right to suspend or terminate at any time the right of Participants to request transfers or reallocations by telephone or Internet. We also reserve the right not to accept powers of attorney or other trading authorizations granted by any Participant to a third party. Either telephone or Internet transactions may not be possible during periods of heavy usage or from time to time for technical reasons, and you should place your order by an alternate method during any such period.

We will not be liable for following instructions communicated by telephone or Internet that we reasonably believe to be genuine. We will confirm your Customer ID number, check the PIN, record all telephone transactions and provide written confirmation of transactions except for allocation instruction changes made on the Internet.

Frequent Purchases and Redemptions of Fund Shares

The purpose of our Contracts is to assist with the accumulation of long-term retirement savings. Our Contracts are not intended to provide Contractholders and Participants with a means to engage in market timing through frequent transfers of their Account Values in an attempt to take advantage of daily fluctuations in the securities markets.

Excessive frequent transfer practices designed to take advantage of short-term market changes may cause disruption to the efficient administration of portfolio management strategies and increase transaction costs. Under certain market conditions, such transfer practices can harm the investment performance of an Underlying Fund if it involves amounts which are substantial when compared to the net total Underlying Fund assets under management.

Each Underlying Fund has reserved the right to reject any aggregate purchase of Fund shares that it determines to be inconsistent with their Fund's policies and procedures relating to market timing. As such, there is also a risk that excessive frequent transfer practices by individual Contractholders and Participants could cause an Underlying Fund to reject a net purchase order from a Separate Account Fund on behalf of many Contractholders and Participants, thereby compromising our ability to carry out purchase and redemption orders of many of our Contractholders and Participants.

In consideration of the above, we have adopted and implemented the following policies and procedures with regard to frequent transfers.

Transfers into any of the International Funds can only be effected by mail. Because of the time difference between the close of the United States securities markets and the close of international securities markets, the International Funds are more likely to be subject to market timing transfers than the other Funds. Accordingly, we have adopted a special administrative rule for transfers into any of the International Funds and for revocations of such transfer requests. You must send in writing, by U.S.P.S. regular mail, to our Financial Transaction Processing Center in Boca Raton, Florida, all requests for transfers into any of the International Funds or revocations of such transfer requests. We will not accept orders for transfers of your Account Value to any of the International Funds or revocations of such transfer requests placed by any other means, including via our toll free 800 number or our internet website, nor will we accept such transfer orders or revocations made in writing and delivered by fax, hand or express delivery service to our home office in New York City, any Regional Office or our Financial Transaction Processing Center. We will not accept U.S.P.S. regular mail transfer requests (or revocations of such transfer requests) into any of the International Funds that are received at the home office in New York City or any Regional Office. To obtain a form for making written transfer requests, you may call our toll free number, 1-800-468-3785. You may revoke an order for transfer into any of the International Funds only in writing sent by U.S.P.S. regular mail to our Financial Transaction Processing Center. You may continue to place orders for transfers out of any of the International Funds either in writing, by calling our toll-free number, or via our website, www.mutualofamerica.com.

We reserve the right to modify or terminate the administrative rule for transfers to the International Funds and to extend the rule to other Funds. We also reserve the right to adopt additional rules that would apply to Contractholders and Participants who in our view are repeatedly engaging in short-term trading through transfers of all or a portion of their Account Values in any of the Separate Account Funds offered under our Contracts. Note: The Retirement Funds of the Investment Company may invest in shares of the other Investment Company Funds, including the International Fund, and are exempt from the requirement to place orders for purchases and sales of such shares by U.S.P.S. regular mail.

We work with the Underlying Funds to discourage Contractholders and Participants from engaging in excessive frequent transfers that could harm any Fund's investment performance. We periodically meet with the management of the Underlying Funds to discuss any factors that may materially impact investment performance of the Underlying Funds, including excessive frequent transfer activity, if any. We periodically request a description of the Underlying Funds' procedures and controls used to identify any excessive frequent transfer activity and a report on whether any such activity might have an adverse effect on the investment performance of any of the Underlying Funds. It should be noted that each of the Underlying Funds has established its own internal restrictions or minimums, and may decide to apply its own frequent trading policies and procedures to your transactions in the event it determines that, in its opinion, our procedures do not satisfy its particular policies and procedures. The Underlying Fund policies and procedures, if applied to your transactions, could result in a limit on the number of trades you can request in specified time periods, temporary blockage of trades or other actions. In addition, we may be required to disclose information on participant transfers to the Underlying Funds. We also request assurance that the Underlying Funds are correctly daily valuing their Funds and appropriately using Fair Value Pricing, where required.

We aggregate all daily purchase or redemption orders received from all Contractholders and Participants under the Contracts into a net purchase or redemption of shares of the Underlying Funds. We monitor such aggregate net daily purchase and redemption into or out of each Underlying Fund to make a determination, in our opinion, as to whether such aggregate net trading activity is material in relation to the total assets managed by each of the Underlying Funds, and if so, whether it could have an adverse impact on an Underlying Fund's investment performance based upon the total net assets under management. We reserve the right to look back from any daily purchase or redemption activity in order to identify frequent transfer activity involving substantial amounts.

Depending on the nature of the net transfer activity, we will determine if there is frequent transfer activity conducted by the same Contractholders and Participants which could adversely impact the investment performance of an Underlying Fund, in view of the total net assets of the Underlying Fund, or could cause an Underlying Fund to reject a net purchase order on behalf of all Contractholders and Participants. In this regard, we can review individual purchase and redemption requests by Contractholders and Participants. If, in our opinion, excessive frequent transfer activity could cause an adverse effect on the investment performance of an Underlying Fund or could cause an Underlying Fund to reject a net purchase order on behalf of all Contractholders and Participants, we will take such actions as are appropriate to discourage such activity from continuing, as noted below. We do not accommodate Participants engaging in market timing. We will take the following actions in the following order:

•  contact the Contractholder or Participant and remind them that the Contracts are not designed to be used for such frequent transfers, request that such activity cease, and inform them that their use of the internet or the 800-line privileges for transfer activity will be suspended if the activity does not cease;

•  if the activity does not cease, suspend the Contractholder's or Participant's internet and 800-line privileges for transfers and require that all future purchase and redemption requests be carried out solely via a signed, written request to initiate any transaction, to be sent to our Financial Transaction Processing Center in Boca Raton via U.S.P.S. regular mail (the "Regular U.S. Mail Rule");

•  then, in appropriate circumstances reject a transfer request, consistent with applicable law, rule, and regulation.

These procedures are applied uniformly to all Contractholders and Participants, individually and in the aggregate, engaging in such frequent transfer activity. The Contracts seek to provide a high degree of flexibility to Contractholders and Participants in managing their long-term retirement savings and other benefits and to this end do not have "front end" charges on contributions or transfers, or "back end" surrender or redemption charges on transfers or withdrawals. The Contracts permit unlimited, no-fee transfers between and among our General Account and the Separate Account Funds. We have no arrangements with any person or entities to permit frequent transfer activity and no such arrangements are permitted. We have not set a restriction on the amounts or number of transactions allowed in a given period and have not established a minimum holding period other than as may be applicable regarding the policies as noted above, nor have we set an exchange or redemption fee.

There may be legal and technological limitations on our ability to impose restrictions or limitations on the transfer practices of our Contractholders and Participants which arise out of the state law affecting a Contract and the necessary judgments involved in creating monitoring parameters. Consequently, our ability to discourage excessive frequent transfers that do not involve material or substantial amounts in the Separate Account Funds may be limited. The detection or deterrence of frequent transfer activity involves judgments that are inherently subjective. Accordingly, there is no assurance that we can restrict all transfer activity that may adversely affect Contractholders or Participants. There can be no assurance that frequent transfers in the Separate Account Funds will not occur. As a result of the limitations, restrictions and judgments described in this paragraph, it is possible that some participants may succeed in frequent trading activities, and in that eventuality, the effects, if any, of such activities may to some degree impact the other participants in the Separate Account.

Contacting Mutual of America

Our home office address is:

Mutual of America Life Insurance Company
320 Park Avenue
New York, New York 10022-6839

You can obtain the address of your Regional Office by calling our toll-free number, 1-800-468-3785 or by visiting our website at www.mutualofamerica.com.

Participants and TDA Contractholders must send in writing all notices, requests and elections required or permitted under the Contracts, except that you may give certain instructions by telephone or over the Internet, as described below.

Where You Should Direct Requests

You may request an allocation change or a transfer of any portion of your Account Value among Investment Alternatives (except for transfers to any of the International Funds) by calling 1-800-468-3785, visiting our wesite at www.mutualofamerica.com or writing to our Financial Transaction Processing Center. You must send requests for transfer of Account Value to any of the International Funds on our forms by U.S.P.S. regular mail to our Financial Transaction Processing Center. The address is:

Mutual of America Life Insurance Company
Financial Transaction Processing Center
1150 Broken Sound Parkway NW
Boca Raton, FL 33487-3598

For withdrawals, you must make your request according to our procedures, which we may change from time to time. Under our current procedures, you may make a withdrawal request:

•  under a traditional IRA, Inherited IRA or SEP IRA Contract by writing to your Regional Office or by calling our toll-free number, except that a request for rollover to another IRA or for a withdrawal without withholding must be in writing,

•  under a Roth IRA or SIMPLE IRA Contract by writing to your Regional Office,

•  under an FPA Contract by calling our toll-free number or writing to our Home Office,

•  under an employer owned FPA by writing to your Regional Office, and

•  under a TDA Contract by writing to your Regional Office.

You should use our forms to submit written requests to us and incomplete or unclear forms will be returned without action. Where there are joint owners, withdrawal requests cannot be made by telephone. In some cases, withdrawal requests may require the approval of the Employer or third party administrator, if applicable.

ADMINISTRATIVE MATTERS

Confirmation Statements to Participants

We will send you a confirmation statement each time you change your allocation instructions (except when you change them via our website), we receive a new Contribution from or for you, you transfer any portion of your Account Value among the Investment Alternatives, the change in the number of Accumulation Units and the change in Accumulation Unit Values attributable to your plan becoming, or ceasing to be, eligible for the Reduced Fee, or you make a withdrawal. The confirmation for a new Contribution may be an individual statement for FPA and certain IRA Contracts or may be part of your next quarterly (or monthly, if applicable) account statement for TDA and certain IRA Contracts. You must notify us of any error in a statement within 30 days after the date we processed the change or transaction, or within 30 days after the end of the period covered by the quarterly (or monthly) statement that serves as the confirmation statement, or you will give up your right to have us correct the error.

Designation of Beneficiary

You may designate a Beneficiary, subject to any limits under a TDA Plan or the Code. You may change the Beneficiary while you are living, either before or after the Annuity Commencement Date, by providing us (or your employer when the employer has agreed to hold such information) with written notice of the change. The designation or change in designation will, upon receipt by us, take effect as of the date you signed the written notice, whether or not you are living at the time we receive the notice. Designations or changes in designations made via your employer will be deemed to be received by us at the time your employer enters the information on our system. We will not be liable for any payment or settlement we make before we receive the notice of Beneficiary or change of Beneficiary.

Some TDA Plans require that if a TDA Participant is legally married, the Beneficiary will be the Spouse (determined in accordance with applicable state law) unless we have received the Spouse's consent to permit another Beneficiary. The consent must:

•  be in writing,

•  be signed by the Spouse and witnessed either by a notary public or a Plan representative,

•  agree to your election to waive any qualified preretirement survivor annuity and qualified joint and survivor annuity forms of benefit that otherwise would be applicable, and

•  agree to the designation of a Beneficiary other than your Spouse.

If you want to make subsequent Beneficiary designations or selections of forms of annuity benefit, your Spouse must provide written consent in the same manner.

If no Beneficiary designated by you is living at the time of your death during the Accumulation Period (or the Annuitant under an FPA Contract, if different, dies during the Accumulation Period), or when the Annuitant dies (and the joint Annuitant, if any dies) during the Annuity Period, the Beneficiary or Beneficiaries will be determined in accordance with the Contract. The Contract lists classes of Beneficiaries in an order of preference. We will pay the surviving family member(s) in the first class of Beneficiaries we find, in this order:

•  your spouse; your children; your parents; and your brothers and sisters.

If we do not find family members in these classes, we will pay the executors or administrators of your estate.

Certain Administrative Provisions

Assignment of Contracts. There are restrictions on assignments of the Contract or Participants' interests under the Contracts.

•  The owner of an FPA Contract may assign the Contract. An assignment will not be binding on us until we have recorded it, and an assignment will not apply to payments we make before we record the assignment.

•  Contractholders and Participants under TDA and owners of IRA Contracts may not assign or transfer the Contract or any rights under a Contract, except as otherwise required or permitted by law.

Modification or Amendment of Contracts. Our rights and obligations under a Contract cannot be changed or waived, unless one of our duly authorized officers signs a written agreement to the change or waiver. No amendment or endorsement will affect the amount or terms of any Annuity Payments we provide under a Contract that commenced before the amendment or endorsement. See "Our Payment of Account Value to You or a Beneficiary— Discontinuance or Termination of Contracts or Participation."

•  We may change a TDA Contract at any time by amendment or replacement, upon not less than 60 days' written advance notice to the Contractholder, without the consent of the Contractholder, any Participant or the consent of any other person who is or may become entitled to benefits under the Contract. Any change we make may not affect the amount or the terms of Annuity Payments that began before such change.

Evidence of Survival. When payment of a benefit is contingent upon the survival of any person, we may require that evidence of that person's survival be furnished to us, either by personal endorsement of the check drawn for payment, or by other means satisfactory to us.

Misstatement of Information. If we pay a benefit under a Contract based on information that you or a Beneficiary misstated to us, we will recalculate the benefit when we learn of the misstatement. We will adjust the amount of the benefit payments, or the amount applied to provide the benefit, or both, to the proper amount we determine based on the corrected information.

If we underpaid benefits due to any misstatement, we will pay the amount of the underpayment in full with the next payment due under the Contract. If we overpaid any benefits due to a misstatement, we will deduct the overpayment to the extent possible from payments as they become due under the Contract. We will include interest on the amount of any underpayments or charge interest on overpayments, at the effective rate then set forth under State insurance law provisions and in accordance with the Contract.

Information and Determination. Contractholders and Participants, as appropriate, must furnish us with the facts and information that we may require for the operation of the Contract including, upon request, the original or photocopy of any pertinent records held by the Contractholder or Participant. A TDA Contractholder should report to us any determination that the Contractholder makes pursuant to the terms of the Plan, if any. We may rely on reports and other information furnished by Contractholders or Participants, and we are not obligated to inquire as to the accuracy or completeness of such reports and information.

Participation in Divisible Surplus

We are a mutual life insurance company and consequently have no stockholders. Contractholders or Participants share in our earnings through any dividends approved by the Company's Board of Directors. We can give no assurance as to the amount of divisible surplus, if any, that will be available for distribution under the Contracts in the future. The determination of such divisible surplus is within the sole discretion of our Board of Directors. No dividends are anticipated.

FEDERAL TAX INFORMATION

For federal income tax purposes, the Separate Account is not separate from us, and its operations are considered part of our operations. Under existing federal income tax law, we do not pay taxes on the net investment income and realized capital gains earned by the Separate Account. We reserve the right, however, to make a deduction for taxes if in the future we must pay tax on the Separate Account's operations.

Obtaining Tax Advice

The description below of the current federal tax status and consequences for Participants under the Contracts does not cover every possible situation and is for information purposes only. Tax provisions and regulations may change at any time. Tax results may vary depending upon your individual situation, and special rules may apply to you in certain cases. You also may be subject to State and local taxes, which may not correspond to the federal tax provisions. For these reasons, you or the Beneficiary should consult a qualified tax adviser for complete tax information, including advice concerning the form of IRA Contract to purchase and any state or local tax law limitations or other considerations.

This Prospectus does not discuss the requirements and limitations under the Code applicable to employers in establishing and maintaining SEPs and SIMPLEs or for the deductibility of employer contributions. Employers should consult their own qualified tax advisers for this information.

Payments Under Annuity Contracts Generally

Section 72 of the Code describes the income taxation of payments under annuity contracts, either during the accumulation period or after the annuity commencement date. We intend that the provisions of Section 72 will apply to payments we make under FPA and IRA Contracts issued directly to individual Participants or under TDA Contracts. Special rules may apply to determine amounts that are subject to income taxation of payments made from FPA Contracts that were issued to the same individual in the same calendar year or if payments are made from FPA Contracts received in a tax free exchange within 12 months of the date of such exchange. Since designated Roth contributions, as described in Section 402A of the Code, may not be made under a TDA Contract, special tax rules applicable to such contributions are not discussed. Other provisions of the Code will apply to payments we make under an FPA Contract issued to an employer for its deferred compensation plan obligations.

Special Treatment for Withdrawals under Roth IRAs. The discussion below on the taxation of IRA Contract withdrawals is applicable to IRA Contracts, other than distributions from Roth IRA Contracts. Participants receive special tax treatment for withdrawals from Roth IRA Contracts, as discussed under "Roth IRA Contracts—Qualified Distributions" and "Roth IRA Contracts—Nonqualified Distributions; When Penalty Tax is Not Due".

General Rules for Withdrawals under Contracts other than Roth IRAs. The general rule is that you must receive a payment under a Contract or Plan in order to be subject to income taxation. If you are an individual, you do not include in gross income the interest and investment earnings we credit to your Account Value until you withdraw or otherwise receive such amounts. If the owner of an FPA Contract is not a natural person, or if requirements of the Code relating to deferred compensation are not met, then the owner may be required to include in gross income the interest and investment earnings on amounts under the Contract.

When you receive a distribution or Annuity Payments, all or part of the payments will be taxable to you as ordinary income. An important factor in determining the taxable portion is whether you have an investment in the contract, which generally is the amount of after-tax Contributions (not deducted or excluded from gross income) that you have made and not previously withdrawn. You must report to the IRS the amount of your after-tax Contributions to an IRA Contract, other than for a Roth IRA, and you are responsible for determining the investment in the IRA Contract. See "Traditional IRA and SEP IRA Contracts—Deduction of Contributions from Gross Income".

The following are general concepts, and you should refer to the discussions below for your type of Contract.

•  If you do not have an investment in the contract, you must include in gross income the entire amount received during the tax year.

•  If you do have an investment in the contract, you may be able to exclude from gross income a portion of the Annuity Payments or other distribution received.

•  The amount you may exclude from gross income each year represents a partial return of your Contributions that were not tax deductible or excludable when made.

•  The simplified method is used in determining the percentage of a distribution that you may exclude from gross income for a tax year. The percentage you may exclude is calculated by dividing your investment in the contract by your anticipated payments from the Contract.

Distributions under an FPA Contract

Annuity Payments. If you begin to receive Annuity Payments, or another form of periodic payments such as an installment method for a fixed period or a fixed amount, you may apply the exclusion ratio method to determine the amount to exclude from gross income for the tax year of the distribution. After you have received back all of your investment in the contract, you must include in gross income the entire amount of the Annuity Payments or other periodic distributions, except that a Participant whose Annuity Commencement Date was before January 1, 1987 may continue to use the exclusion ratio method. You can exchange an existing annuity contract for a new or multiple contracts tax-free provided certain Internal Revenue Service requirements are met. However, a Contractholder should consult a tax advisor before exchanging any FPA Contract.

If an FPA Contract is not individually owned, including a Contract purchased by an employer to fund obligations under a 457 plan, earnings on Contributions are taxable each year to the Contractholder and the exclusion ratio method is not used to determine taxation of Annuity Payments and withdrawals. Special tax rules apply to distributions by employers to their employees of deferred amounts under 457 plans.

Aggregation of Contracts.  All FPA Contracts issued to the same Contractholder during any calendar year are to be treated as one annuity contract for purposes of determining the amount includible in an individual's gross income. In addition, there may be other situations in which the Treasury Department may conclude (under its authority to issue regulations) that it would be appropriate to aggregate two or more annuity contracts purchased by the same Contractholder. Accordingly, a Contractholder should consult a tax adviser before purchasing more than one FPA or other annuity Contract.

Withdrawals.  If you make cash withdrawals (that are not annuity payments), you may not use the exclusion ratio and may owe tax on up to the entire amount of the withdrawal. You must include in gross income the amount withdrawn to the extent that the value of the FPA Contract immediately before the withdrawal is greater than your investment in the contract. In effect, you must treat withdrawals as first being withdrawals of the increase in value under the Contract, and you are taxed on the entire amount of interest and earnings under the FPA Contract before you may recover the investment in the contract. A different method may be applicable for withdrawals under FPA Contracts issued on or before August 14, 1982 (see "Obtaining Tax Advice").

Single Sum Payments.  If you receive a single sum payment of the total Account Value under the FPA Contract, you must include in gross income, for the tax year in which you receive the single sum, the difference between the amount of the single sum payment and the amount of your investment in the contract.

Distributions under TDA and IRA Contracts (other than Roth IRAs)

A TDA Participant who makes Contributions by salary reduction does not have any investment in the Contract (unless the Participant has a Designated Roth Account or if the Participant has previously defaulted on a loan and received a deemed distribution). A Participant under an IRA Contract (other than a Roth IRA) who makes any "after-tax" Contributions will have an investment in the contract.

Annuity Payments. If you have an investment in the contract and begin to receive Annuity Payments, or another form of periodic payments such as an installment method for a fixed period or a fixed amount, you may apply the exclusion ratio method to determine the amount to exclude from gross income for the tax year of the distribution. The exclusion ratio method continues to apply until you recover the investment in the contract. After that time, you will have to include the full amount of each Annuity Payment in gross income for each taxable year.

Withdrawals.  If you receive amounts (that are not Annuity Payments) under an IRA (other than a Roth IRA) or TDA Contract and you have an investment in the contract, you generally may exclude a portion of the payments from gross income. You may exclude from gross income an amount determined by dividing your investment in the contract by your vested Account Value as of the date of the distribution and multiplying by the amount of the distribution. The Internal Revenue Service may indicate another date for valuing your Account Value for this purpose.

Single Sum Payments. If you receive a single sum payment of the Account Value under an IRA (other than a Roth IRA) or TDA Contract, you must include in gross income, for the tax year in which you receive the payment, the difference between the amount of the payment and your investment in the contract, if any.

TDA Contracts—Exclusion of Contributions from Gross Income

We offer the TDA Contract for use with tax-sheltered annuity arrangements designed to meet the provisions of Section 403(b) of the Code. Under Section 403(b), Participants who are employees of public schools and organizations that are exempt from tax under Section 501(c)(3) of the Code may exclude from their gross income the Contributions applied to purchase annuity contracts on their behalf. This exclusion is subject to the following limits:

•  The aggregate Contributions per year for each employee cannot exceed the contribution limitation in Section 415(c) of the Code.

•  For Contributions under a salary reduction agreement, an additional limitation contained in Section 402(g) of the Code is applicable.

Contributions that you may exclude usually are limited to the smaller amount under these provisions. In general, the limitations are as follows:

•  Contributions cannot exceed the lesser of $49,000 for 2010 (indexed for inflation in subsequent years) or 100% of your includible compensation;

•  Your contributions through a salary reduction agreement may not exceed $16,500 for 2010 (indexed for inflation in future years). If a Plan permits, Participants who are age 50 or older by the end of the calendar year may make an additional contribution of $5,500 in 2010 (indexed for inflation in later years). (A special "catch-up" contribution, available to employees with 15 or more years of service with certain qualifying employers who have not made maximum contributions in prior years, may increase that amount by up to $3,000 per year, to a maximum "catch-up" contribution of $15,000.)

You may not designate Contributions you make as designated Roth contributions described in Section 402A of the Code.

Traditional IRA and SEP IRA Contracts—Deduction of Contributions from Gross Income

You may deduct from gross income part or all of your Contributions to a Traditional or SEP IRA Contract up to a maximum of $5,000 for 2010 (indexed for inflation in subsequent years) or 100% of annual compensation, whichever is less. For a spousal IRA, special rules apply to determine the maximum deduction. Individuals who are age 50 or older may make an additional contribution of $1,000 per year for 2010 and later years. The deductible amount depends on whether or not you participate (and if you are married*, whether or not your Spouse participates) in a pension, profit-sharing or 401(k) plan, a tax-sheltered annuity arrangement, a SEP, a SIMPLE IRA or an eligible deferred compensation plan described in section 457(b) of the Code (a pension arrangement) and, if so, on your federal adjusted gross income (AGI).

•  If you are not married and do not participate in a pension arrangement, or if you are married and neither you nor your Spouse participates in a pension arrangement, you may deduct the maximum deductible amount.

•  When (1) you (whether or not married) participate in a pension arrangement, or if you are married and do not participate in a pension arrangement but your Spouse participates in a pension arrangement, and (2) you have AGI over a specified amount, then you either will not be able to deduct Contributions, or the amount that you may deduct will be reduced.

The maximum deductible amount is reduced in 2010 by a fraction, the denominator of which is $10,000 and the numerator of which is the amount of your AGI over $55,000 for all taxpayers other than married taxpayers filing a joint return, or over $89,000 if married and filing jointly, with the denominator also increasing for 2010 to $20,000 for married taxpayers filing a joint return) or $0 if married and filing separately, except that the minimum deduction is $200 before it is reduced to $0 and reductions are rounded down to the nearest multiple of $10. As a result, you may not deduct Contributions under an IRA Contract once your AGI for 2010 reaches $65,000 if you are not married, or $109,000 for 2010 for married taxpayers filing a joint return or $10,000 if married and filing separately.

•  If you are married, participate in a pension arrangement, and make Contributions to a spousal IRA of up to the applicable limit for a year (minus any amount the Spouse contributes to an IRA for the same tax year) for a Spouse who does not participate in a pension arrangement, you may deduct the Contribution to the spousal IRA from gross income if you and your Spouse file a joint federal income tax return and your combined AGI is not more than $166,000. The deduction is reduced by multiplying the maximum deduction by a fraction, the denominator of which is $10,000 and the numerator of which is the amount of your AGI over $166,000, except that the minimum deduction is $200 before it is reduced to $0 at $176,000 AGI and reductions are rounded down to the nearest multiple of $10.

Non-Deductible Contributions.  If you do not qualify to deduct all or part of your Contributions to an IRA under the above rules, you may still make non-deductible Contributions. The maximum non-deductible Contribution is $5,000 for 2010, and indexed for inflation in later years or 100% of annual compensation, whichever is less, reduced by the amount of your deductible contribution for the year and by any contribution you make to a Roth

*  For purposes of this section, "married" means being in a marriage as recognized under federal law.

IRA, other than rollovers to a Roth IRA. If a Plan permits, Participants who are age 50 or older by the end of the calendar year may make an additional contribution of $1,000 for the year 2010 and later years. You also may make non-deductible Contributions up to the applicable limit for a year to a spousal IRA for your Spouse for any tax year, reduced by any contributions to an IRA (including a Roth IRA) made by your Spouse for the same tax year and any deductible Contribution for the year. Excess Contributions may result in adverse income tax consequences to you.

If you make a non-deductible contribution to an IRA, you must report the amount of that contribution to the IRS when filing an income tax return for the year. You are responsible for maintaining your own records regarding non-deductible contributions. We will presume that all Contributions to our Traditional IRA and SEP IRA Contracts are deductible, including for tax reporting purposes. When we make distributions to you, it is your responsibility to make any appropriate adjustments when you report the distributions to the IRS on your income tax return for the year of distribution.

These limits on Contributions, however, do not apply to tax-free rollovers from other qualified retirement plans. (See "Purchasing a Contract and Making Contributions—Payment of Contributions".)

SIMPLE IRAs—Exclusion of Contributions from Gross Income; Rollover Limitation

You may exclude Contributions to a SIMPLE IRA from gross income for federal income tax purposes in an amount up to $11,500 for 2010 (indexed for inflation in later years). Participants who are age 50 or older by the end of the calendar year may exclude an additional $2,500 in 2010 (indexed for inflation in subsequent years). If your includible compensation is less than the applicable limit for a year, you are limited to 100% of your compensation.

During the first two years of participation in a SIMPLE IRA, you may rollover amounts from a SIMPLE IRA only to another SIMPLE IRA. After the two year period, you may rollover amounts from a SIMPLE IRA to any IRA (including a Roth IRA) and to any qualified plan that accepts rollovers.

Penalty Taxes for Withdrawals

In addition to ordinary income taxation, Section 72 of the Code imposes a penalty tax on premature withdrawals, which are withdrawals before you have reached age 59 1/2. This penalty tax is equal to 10% of the amount of the premature withdrawal that you include in gross income. However, if you make any withdrawals from a SIMPLE IRA within the first two years of your participation in the employer's SIMPLE IRA, the early withdrawal penalty tax increases to 25% from 10%. Other federal income tax penalties may apply to amounts or withdrawals under IRA and TDA Contracts. See "Obtaining Tax Advice".

FPA Contracts—When No Penalty Tax is Due

The taxable amount of a withdrawal you make before you reach age 59 1/2 is not subject to a penalty tax if:

1.  You have died or become disabled;

2.  The withdrawal is part of a series of substantially equal periodic payments made over your life (or life expectancy) or over the joint lives (or joint life expectancies) of you and the Beneficiary; or

3.  The withdrawn amount is attributable to Contributions made prior to August 14, 1982;

For premature payments received under FPA Contracts issued before January 19, 1985, the penalty tax may be only 5% and additional exceptions may apply to certain amounts (see "Obtaining Tax Advice").

TDA and IRA Contracts—When No Penalty Tax is Due

The taxable amount of a withdrawal you make before you reach age 59 1/2 is not subject to a penalty tax if:

1.  You have died or become disabled;

2.  The withdrawals are Annuity Payments made over your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the Beneficiary;

3.  The withdrawals are to pay your medical expenses, or those of your Eligible Spouse or dependents, if the medical expenses would be deductible by you for federal income tax purposes. (Generally, a taxpayer may deduct medical expenses if they are not covered by health insurance or otherwise reimbursed and they exceed 7.5% of the taxpayer's adjusted gross income);

4.  Under an IRA Contract, the withdrawal is to pay your health insurance premiums, or the premiums for your Spouse or dependents, if you have received unemployment compensation for at least 12 weeks and you meet certain other eligibility requirements;

5.  Under an IRA Contract, the withdrawal is for the payment of qualifying post-secondary (college) education expenses;

6.  Under an IRA Contract, the withdrawal is for qualified first-time home buyer expenses (up to $10,000 per lifetime);

7.  Under an Inherited IRA Contract, the withdrawal is part of the required distributions that must occur within five years following the end of the calendar year in which the decedent's death occurred or as part of a series of required minimum distributions based upon the life expectancy of the Annuitant; or

8.  Under a TDA Contract, the withdrawal is paid to you when you have reached 55 years old and subsequently terminated your employment with the Plan sponsor if the TDA is sponsored.

Roth IRA Contracts and Designated Roth TDA Contributions—Qualified Distributions. You receive tax-free any distribution that is a qualified distribution from a Roth IRA Contract or of Designated Roth TDA Contributions. The distribution also is penalty tax free, except for certain withdrawals from rollover or conversion Contributions as described below.

A qualified distribution is a distribution made:

1.  After the end of the five-year period beginning with the year in which you first contributed to the Roth IRA Contract or made Designated Roth TDA Contributions; and

2.  In one of the following circumstances:

a)  You are age 59 1/2 or older;

b)  You have died or become disabled; or

c)  For qualified first-time home buyer expenses (up to $10,000 per lifetime).

Roth IRA Contracts and Designated Roth TDA Contributions—Non-Qualified Distributions; When Penalty Tax is Not Due. Any withdrawal by you that is not a "qualified distribution" is first considered to be a return of your after-tax Contributions. Withdrawals of after-tax Contributions are not subject to taxation or, except as noted below for rollover or conversion Contributions, subject to the 10% penalty tax. After you have recovered all Contributions under the Roth IRA Contract or all Designated Roth TDA Contributions, you will be taxed at ordinary income rates on the amount of investment earnings withdrawn and may be subject to the penalty tax on the taxable amount. (For purposes of this rule, you must aggregate all of your Roth IRA contracts or all of your Designated Roth TDA Contributions.)

There is no penalty tax for withdrawals that are not Qualified Distributions if one of the Traditional IRA exceptions to the penalty tax applies. See "TDA and IRA Contracts—When No Penalty Tax is Due" above.

Roth IRA Contracts—Special Penalty Tax on Withdrawals of Rollover or Conversion Contributions. Your withdrawal from a Roth IRA Contract is subject to the 10% penalty for premature withdrawals, even though the amount withdrawn is not taxable, if:

•  the amount withdrawn was rolled over or converted from a Traditional IRA Contract, and

•  the withdrawal is within the 5 tax year period beginning with the tax year in which you made the rollover or conversion.

Each rollover or conversion contribution has its own separate 5 tax year period for purposes of this special penalty tax. If you make Contributions from rollovers or conversions to the same Roth IRA Contract to which you make other Contributions, then:

•  your withdrawals will be considered to come first from Contributions other than the rollover or conversion Contributions, and

•  withdrawals of rollover or conversion Contributions will be considered to come first from the oldest of these Contributions, for purposes of calculating the 5 tax year period.

Minimum Distributions under TDA and IRA Contracts

The Code contains a series of rules that require you (or your Beneficiary) to take minimum distributions under IRA and TDA Contracts beginning at a certain time (called the "Required Beginning Date"). For Roth IRAs and Designated Roth TDA Contributions, however, distributions are not required until the death of the Participant. Generally, you may take the required amount from the TDA or IRA Contract we have issued, or from other TDA or non-Roth IRA contracts that you have.

Distributions under IRA Contracts (other than Roth IRAs) must begin by April 1 of the year following the year in which you reach age 70 1/2, even if you do not retire.

Distributions under TDA Contracts must begin by April 1 of the year following the year you attain age 70 1/2, unless you are still employed by the TDA Contractholder (employer). However, distributions of your pre-1987 Account Value (if any) generally must begin in the year in which you reach age 75.

We will provide explanatory information to Participants before their Required Beginning Dates. If you do not satisfy the minimum distribution requirements, you may owe a penalty tax equal to 50% of the difference between the required minimum and the actual amount you withdrew.

Federal tax law provisions concerning distributions upon the death of a Participant may reduce the period over which a Beneficiary may take or defer receipt of the death benefit. See "Our Payment of Account Value to You or a Beneficiary—Death Benefit during the Accumulation Period".

Temporary Waiver of Minimum Distribution Rules

The Worker, Retiree, and Employer Recovery Act of 2008 (the "Act") included a waiver of required minimum distributions for 2009 in certain situations. The following discussion of this waiver and the related disclosures contained in this Prospectus are not intended as tax advice. You should seek independent tax advice from an experienced professional about minimum distribution requirements and your particular circumstances. In general, the failure to take a minimum distribution when required results in a 50% federal excise tax, payable by the individual or the individual's beneficiary, which is assessed during the taxable year that begins with or within the calendar year during which the distribution was required (may be waived under certain circumstances).

Under the Act, no minimum distribution was required for calendar year 2009 from IRAs, or employer-provided individual account plans, including Code Section 403(b) and TDA plans. The next required minimum distribution under these types of plans is for calendar year 2010. This waiver applies to required distributions to Participants and IRA owners, and after-death distributions to beneficiaries. For example, in the case of an individual who attains age 70 1/2 in 2009, no minimum distribution was required for 2009, which would otherwise have been required to be made by April 1, 2010. If death benefits must be paid no later than the end of the fifth calendar year following the calendar year in which the IRA owner or Participant died, the Act also provides that 2009 does not count in determining that 5-year period.

The Act does not change:

•  the requirement for an individual who attained age 70 1/2 in 2008 to receive a minimum distribution, if not made during 2008, by April 1, 2009; and

•  any minimum distribution required for calendar years after 2009.

Estate Taxes; Tax Liability of Beneficiary for Death Benefit

The death benefit payable to your Beneficiary is included in your estate for federal estate tax purposes in most circumstances. An exception to this rule may apply for an FPA Contract if you did not own or control the Contract at the time of (and for a period before) death. See "Obtaining Tax Advice."

A Beneficiary will not receive a "stepped-up basis" for the increase in value under your Contract over the amount of your Contributions. The gain under a Contract is called "income in respect of a decedent" ("IRD"), and the Beneficiary may owe income tax at ordinary income rates on the IRD when the Beneficiary receives the death benefit. See "Obtaining Tax Advice." If your estate pays any estate tax on the death benefit, the Beneficiary may be able to credit the estate tax paid against the income tax the Beneficiary owes. A Beneficiary should consult a tax adviser for a complete explanation of the rules that will apply to the Beneficiary's particular situation.

Withholding on Annuity Payments and Other Distributions

We are required to withhold federal income tax on Annuity Payments and other distributions, such as lump sum distributions or withdrawals. In addition, certain states require us to withhold if federal income tax withholding is applicable. In some instances, you may elect to have us not withhold federal income tax.

When you (or a Beneficiary) request withdrawals or Annuity Payments, we will give detailed information and advise you (or your Beneficiary) of possible elections to be made. Participants and Beneficiaries should carefully review information they receive from us.

FPA and IRA Contracts. We are required to withhold federal income tax on Annuity Payments and other distributions, such as partial or lump sum withdrawals, unless the recipient has provided us with a valid written election not to have federal income tax withheld and except that withholding is not required for Roth IRAs in certain circumstances. You at any time may revoke an election not to withhold. If you revoke an election, we will begin withholding.

We will withhold only against the taxable portion of the Annuity Payments or of the other distributions. The rate we use will be determined based upon the nature of the distribution(s).

•  For Annuity Payments, we will withhold federal tax in accordance with the Annuitant's withholding certificate. If an Annuitant does not file a withholding certificate with us, we will withhold federal tax from Annuity Payments on the basis that the Annuitant is married with three withholding exemptions.

•  For most withdrawals, we will withhold federal tax at a flat 10% rate of the amount withdrawn.

TDA Contracts. Most withdrawals are subject to automatic 20% federal income tax withholding unless you elect to have us pay the withdrawal directly, as a tax-free rollover, to another eligible plan or an IRA. The same rules generally apply to payments of death benefits to a surviving Spouse Beneficiary, or to payments to a Spouse or former Spouse in connection with a divorce or separation decree or court order.

The automatic 20% withholding does not apply to any distribution that is:

•  one of a series of substantially equal periodic payments (not less frequently than annually) made for

•  your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your Beneficiary, or

•  a specified period of 10 years or more:

•  a minimum distribution required under Section 401(a)(9) of the Code; or

•  a hardship withdrawal.

Tax withholding at different rates, usually 10%, generally does apply to these payments, but payees may be able to elect to waive withholding. Death benefit payments to non-Spouse Beneficiaries generally are subject to tax withholding at different rates, but such payees also can elect to waive withholding. Certain small payments may be exempt from direct rollover and tax withholding rules.

Impact of Federal Defense of Marriage Act

Under the federal Defense of Marriage Act ("DOMA"), same-sex marriages currently are not recognized for purposes of federal law. Therefore, a same-sex spouse is not a Spouse and the favorable income-deferral options afforded by federal tax law to an opposite-sex spouse under the Internal Revenue Code, and, in the case of certain TDA Contracts, the rights afforded to opposite-sex spouses under ERISA and described in this prospectus, are currently not available to a same-sex spouse. Participants with a same-sex spouse should consult a tax and/or legal adviser. To the extent that the Contract accords to spouses other rights or benefits that are not affected by DOMA, same-sex spouses who reside in states that recognize their same-sex marriage remain entitled to such Contract rights or benefits to the same extent as opposite-sex spouses.

YOUR VOTING RIGHTS FOR MEETINGS OF THE UNDERLYING FUNDS

We will vote the shares of the Underlying Funds owned by the Separate Account at regular and special meetings of the shareholders of the Underlying Funds. We will cast our votes according to instructions we receive from Participants. The number of Underlying Fund shares that we may vote at a meeting of shareholders will be determined as of a record date set by the Board of Directors or Trustees of the Underlying Fund.

We will vote 100% of the shares that a Separate Account Fund owns. If you do not send us voting instructions, we will vote the shares attributable to your Account Value in the same proportion as we vote shares for which we have received voting instructions from Participants. We will determine the number of Accumulation Units attributable to each Participant for purposes of giving voting instructions as of the same record date used by the Underlying Fund.

Each Participant who has the right to give us voting instructions for a shareholders' meeting of an Underlying Fund will receive information about the matters to be voted on, including the Underlying Fund's proxy statement and a voting instructions form to return to us.

We may elect to vote the shares of the Underlying Funds held by our Separate Account in our own discretion if the Investment Company Act of 1940 is amended, or if the present interpretation of the Act changes with respect to our voting of these shares.

PERFORMANCE INFORMATION FOR THE SEPARATE ACCOUNT FUNDS

Money Market Fund

From time to time, we may include quotations of the yield and effective yield of the Separate Account's Money Market Fund in advertisements, sales literature or reports to Participants. These yield figures show historical performance of the Fund assuming a hypothetical investment for the period indicated in the yield quotation. Yield figures do not indicate future performance.

•  The yield of the Money Market Fund refers to the net investment income generated by the Fund over a specified seven-day period (with the ending date stated). We then annualize this income. That is, we assume that the amount of income the Fund generates during that week is generated during each week in a 52-week period and we show the income as a percentage.

•  The effective yield is calculated similarly to yield, except that when we annualize income, we assume that the income earned by an investment in the Fund is reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

Yield and effective yield for the Money Market Fund will vary based on its expenses and the performance of the Investment Company Money Market Fund, which reflects (among other things) changes in market conditions and the level of its expenses. You can lose money invested in the Money Market Fund. In 2009, the Money Market Fund had negative returns for periods of time.

Total Return of Funds

We advertise performance information for the Funds of the Separate Account. Performance information for the Separate Account Funds is based upon past performance and is not an indication of future performance. Total returns are calculated in accordance with SEC standards and such returns are referred to as "standardized total returns." The standardized total return contained in such advertising is customarily calculated for one, three, five and ten year periods from the later of the Separate Account's inception or the Fund's inception. Different periods are used if either the Fund or the Separate Account has not been in existence for at least ten years. Total return is determined by comparing the value of an investment in the Separate Account Fund at the beginning of the relevant period to the value of that investment at the end of the period, with deductions from total return for the total annual Underlying Fund operating expenses, any contingent deferred sales charge (we do not currently have such charges), and Separate Account Annual Expenses. Total return quotations are expressed in terms of average annual compounded rates of return for all periods quoted and assume that all dividends and capital gains distributions were reinvested. Total return for a Separate Account Fund will vary based on its expenses and the performance of its Underlying Fund, which reflects (among other things) changes in market conditions and the level of the Underlying Fund's expenses.

We may include Average Annual Total Returns reflecting reduced fees available to participants in certain plans as described in "Tables of Annual Expenses" and "Charges Under the Contracts" in the Prospectus.

We may include in an advertisement total returns that predate the inception of the Fund in the Separate Account, by assuming that the Funds had been included in the Separate Account for the periods prior to their inception with the Separate Account and deducting charges equal to those currently assessed by the Separate Account along with actual Underlying Fund charges and expenses. This is a "non-standard" total return calculation. All non-standard total return advertisements are, and must be, accompanied by standardized total returns.

We may also include information in our advertisements that addressed various topics, such as the effects of various current developments on the economy, securities markets, investment strategies and techniques, customer profiles and hypothetical investment scenarios, financial management, tax and retirement planning and other information relevant to investing in the Separate Account and your Contract.

For a detailed description of the methods we use to determine yield and total return for the Separate Account's Funds, see the Statement of Additional Information.

FUNDING AND OTHER CHANGES WE MAY MAKE

We reserve the right to make certain changes to the Separate Account Funds and to the Separate Account's operations. In making changes, we will comply with applicable state and federal law and will obtain the approval of Participants and/or the Contractholders, if required. We may:

•  create new investment funds of the Separate Account at any time;

•  modify, combine or remove investment funds in the Separate Account;

•  transfer assets we have determined to be associated with the class of contracts to which the Contracts belong from one investment fund of the Separate Account to another investment fund;

•  create additional separate accounts or combine any two or more accounts including the Separate Account;

•  transfer assets we have determined to be attributable to the class of contracts to which the Contracts belong from the Separate Account to another separate account of ours by withdrawing the same percentage of each investment in the Separate Account, with appropriate adjustments to avoid odd lots and fractions;

•  operate the Separate Account as a management investment company under the 1940 Act, or in any other form permitted by law, and designate an investment advisor for its management, which may be us, an affiliate of ours or another person;

•  deregister the Separate Account under the 1940 Act and/or cease to maintain the registration under the Securities Act of 1933 for sales of units of interest under the Contracts; and

•  operate the Separate Account under the general supervision of a committee, any or all the members of which may be interested persons (as defined in the 1940 Act) of ours or our affiliates, or discharge the committee for the Separate Account.

DEFINITIONS WE USE IN THIS PROSPECTUS

Account Value—The value of a Participant's Accumulation Units in the Separate Account Funds plus the value of amounts held in the General Account for the Participant, during the Accumulation Period. Depending on its use in this Prospectus, the term "Account Value" may mean all or any part of your total Account Value.

Accumulation Period—For a Participant, the period under a Contract when Contributions are made or held for the Participant. The Accumulation Period ends at the Annuity Commencement Date, or the date the Participant withdraws the Account Value in full before the Annuity Commencement Date.

Accumulation Unit—A measure we use to calculate the value of a Participant's interest in each of the Funds of the Separate Account. Each Fund has its own Accumulation Unit value.

Annuitant—The individual named in the application for a Contract. Under a death benefit in the form of an annuity, the Beneficiary will be the annuitant/payee. We use the life expectancy of the Annuitant(s), or of the annuitant/payee, as a factor in determining the amount of monthly Annuity Payments for annuities with a life contingency.

Annuity Commencement Date—The date Annuity Payments become payable under a Contract or become payable as the death benefit for a Beneficiary. A Participant, or a Beneficiary entitled to a death benefit, selects the Annuity Commencement Date. See "You May Obtain an Annuity with your Account Value—Annuity Commencement Date" for Annuity Commencement Date requirements applicable to IRA, FPA or TDA Contracts. Annuity Commencement Date is sometimes referred to as "Benefit Commencement Date" in a Contract.

Annuity Payments—A series of equal monthly payments from us. The amount of the Annuity Payments will depend on your Account Value on the Annuity Commencement Date and the form of annuity selected. The Annuity Payments may be for the Annuitant's life, for a minimum period of time, for the joint lifetime of the Annuitant and the Annuitant's joint Annuitant, or for such other specified period as we may permit.

Beneficiary(ies)—The person(s) named by a Participant to receive: (1) the death benefit under the Contract if during the Accumulation Period the Participant dies (or if the Participant is not the Annuitant, if the Annuitant dies first), or (2) after the Annuity Commencement Date, any remaining Annuity Payments if the Annuitant dies and the joint Annuitant, if any, dies.

Change Date—We are increasing the Annual Separate Account Expenses in the aggregate commencing on August 1, 2010.

Code—The Internal Revenue Code of 1986, as amended. Depending on the context, the term Code includes the regulations adopted by the Internal Revenue Service for the Code section being discussed.

Contract(s)—One (or more) of the group (TDA) and individual (IRA and FPA) variable accumulation annuity contracts described in this Prospectus.

Contractholder—An entity to which we have issued a TDA Contract or, with respect to deferred compensation plans, an FPA. The Contractholder may be an employer, or an association representing employers or employees.

Contributions—Amounts contributed from time to time under a Contract during the Accumulation Period.

Designated Roth Account—An account maintained for Designated Roth Contributions and earnings (or losses) attributable to Designated Roth Contributions. This term, depending on the context in which it is used, includes Designated Roth Rollover Accounts.

Designated Roth Contributions—Contributions irrevocably designated as designated Roth contributions described in Section 402A of the Code.

Designated Roth Rollover Account—An account maintained for rollover Designated Roth Contributions and earnings (or losses) attributable to rollover Designated Roth Contributions.

DWS Variable Series I—The following three portfolios of the DWS Variable Series I: the Capital Growth VIP, the Bond VIP and the International VIP.

eDocuments—A service that offers Participants a way to electronically receive communications and reports, such as quarterly statements, prospectuses, underlying fund and separate account annual and semi-annual reports. When such documents are available, an email notice is sent to the eDocuments subscriber informing him or her of such availability on the secure "My Account" website maintained by the Company. Participants enroll by signing a consent form on paper that specifies the documents to be delivered electronically and provides instructions on revocation of the consent, including the ability to revoke it immediately by calling a specified toll-free number.

Employee Contribution Account—An account maintained for employee Contributions, other than Designated Roth Contributions, and earnings (or losses) attributable to such Contributions.

Employer—An organization that established a Plan and that may be named in the Contract.

ERISA—The Employee Retirement Income Security Act of 1974, as amended.

Fidelity VIP Funds—The Equity-Income, Asset Manager(SM), Contrafund® and Mid Cap Portfolios of Fidelity® Variable Insurance Products Funds.

Fund (or Separate Account Fund)—One of the subaccounts of the Separate Account. Each Fund's name corresponds to the name of the Underlying Fund in which it invests. We sometimes refer to Separate Account Funds as "Investment Funds".

General Account (or Interest Accumulation Account)—Assets we own that are not in a separate account, but rather are held as part of our general assets. Amounts allocated under the Contracts to the General Account earn interest at a fixed rate that we change from time to time. We sometimes refer to the General Account as the "Interest Accumulation Account" because amounts you allocate to the General Account earn interest at a fixed rate which we change from time to time.

Hotline—Mutual of America Life Insurance Company's online internet-based administration system, including the Hotline Plus system.

Hotline Plus—An online benefits administration system that allows employers who log on to a secure website to perform many administrative tasks, such as enrolling new employees in their Plan, removing employees who are no longer participating in that Plan, making contributions, conducting non-discrimination testing, checking Plan balances and employee records and other functions. For purposes of qualifying for the Tier 1 Reduced Fee and the Tier 2 Reduced fee under this prospectus (see Charges Under the Contracts), "using Hotline Plus" or "use Hotline Plus" means remitting premium as billed through Hotline Plus.

Inherited IRA—An IRA Contract that is funded with the death benefit proceeds of an IRA Contract or another qualified retirement plan by the beneficiary of such IRA or plan.

International Funds—the Investment Company International Fund, DWS International VIP and Vanguard International Fund.

Investment Alternatives (or Investment Funds)—Our General Account and the Funds of the Separate Account. You may allocate your Contributions and transfer your Account Value among the Investment Alternatives, subject to any limitations under a Plan.

Investment Company—Mutual of America Investment Corporation.

Joint Annuitant—An additional person (usually the Spouse) whose life expectancy is taken into account for a life annuity and who will receive Annuity Payments upon the death of the Annuitant in accordance with the form of annuity selected. A joint annuitant may be designated by the owner at any time before the Annuity Commencement Date.

Participant—Under a TDA Contract, an employee or former employee for whom we have received Contributions under a Plan. Under an IRA Contract, the individual, and under an FPA Contract, the individual, to whom we issued a Contract and who is the owner of the Contract.

Plan—For some TDA Contracts and for SEP IRA and SIMPLE IRA Contracts, a retirement plan adopted by an employer for which a Contract has been purchased to provide benefits.

Reduced Fee—The reduction in administrative charges and distribution expense charges that apply to participants in plans that are eligible for such reduction as set forth in footnotes 3 and 4 to the TABLE OF EXPENSES on page 1 and Charges You or Your Employer Will Pay.

Retirement Funds—The Investment Company Retirement Income, 2010 Retirement, 2015 Retirement, 2020 Retirement, 2025 Retirement, 2030 Retirement, 2035 Retirement, 2040 Retirement and 2045 Retirement Funds.

Rollover Contributions Account—An account maintained for rollover Contributions other than Designated Roth Contributions (or rollover Designated Roth Contributions) and earnings (or losses) attributable to such Contributions.

Roth IRA—An IRA Contract designated as a Roth IRA, in accordance with Code Section 408A.

Separate Account—Mutual of America Separate Account No. 2, a separate account we established to receive and invest deposits made under variable accumulation annuity contracts. The assets of the Separate Account are set aside and kept separate from our other assets.

Separate Account Fund—See "Fund", above.

SEP IRA—An IRA Contract purchased by an employee in connection with a Simplified Employee Pension (SEP) adopted by the employer.

SIMPLE IRA—An IRA Contract purchased by an employee under a Savings Incentive Match Plan for Employees (SIMPLE) adopted by the employer.

Spouse—Unless otherwise specified, the person to whom a Participant or Annuitant is legally married in a marriage recognized under federal law.

Traditional IRA—An IRA Contract other than a Roth IRA, SEP IRA or SIMPLE IRA Contract.

Underlying Funds—The funds or portfolios that are invested in by the Separate Account Funds.

Valuation Day—Each day that the New York Stock Exchange is open for trading, ending at the close of the New York Stock Exchange that day.

Valuation Period—A period beginning immediately after the end of a Valuation Day and ending on the close of the next Valuation Day. Values of Accumulation Units for a Valuation Period are determined as of the end of the Valuation Day which occurs during the Valuation Period.

Vanguard International Fund—The Vanguard Variable Insurance Fund International Portfolio.

Waived Annual Contract Fee—The waiver of the annual contract fee applicable to plans that use our Hotline Plus system and meet the other criteria set forth in footnote 1 to the TABLES OF ANNUAL EXPENSES on page 1 of this Prospectus or for Participants who agree to use eDocuments.

We, us, our, Mutual of America—Refer to Mutual of America Life Insurance Company.

You, your—Refer to a Participant.

OUR STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information contains more information about the Contracts and our operations. It also contains the most recent audited financial statements of Separate Account No. 2 and Mutual of America.

Table of Contents of Statement of Additional Information

Distribution of the Contracts
Calculation of Accumulation Unit Values
Yield and Performance Information
Safekeeping of Separate Account Assets
State Regulation
Periodic Reports
Legal Proceedings
Legal Matters
Experts
Additional Information
Financial Statements

How To Obtain a Statement of Additional Information

You may receive a copy of the Statement of Additional Information at no charge by calling 1-800 468-3785 or by completing the Form below and mailing it to Mutual of America Life Insurance Company, 320 Park Avenue, New York, New York 10022-6839.

The SEC has an Internet website at http://www.sec.gov. You may obtain our Registration Statement for the Contracts, including the SAI, and the Separate Account's semi-annual and annual financial statement reports through the SEC's Internet site. You also may obtain copies of these documents, upon your payment of a duplicating fee, by writing to the SEC's Public Reference Section, 100 F Street, NE, Washington, DC 20549-0102. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

(Please cut here)

To: Mutual of America Life Insurance Company

Please send me a copy of the Statement of Additional Information dated May 1, 2010 for the Tax-Deferred Annuity Plan, Individual Retirement Annuity and Flexible Premium Annuity Contracts offered by Mutual of America, and for the Voluntary Employee Contribution Program Contracts. My name and address are as follows:

Name

Street Address

City  State  Zip

APPENDIX A

UNIT VALUE INFORMATION FOR THE SEPARATE ACCOUNT FUNDS

The tables below show changes in Accumulation Unit values and in the total number of units outstanding for each Separate Account Fund for the ten year period (or from the commencement of operations if less) to December 31, 2009. The information below for each of the eight years (or less, depending on the start date of each fund) ended December 31, 2009 is excerpted from the financial statements of the Separate Account, which have been audited by KPMG LLP, the Separate Account's independent registered public accounting firm and the information below for each of the two years ended December 2001 is excerpted from the financial statements of the Separate Account, which have been audited by another independent auditor. The Separate Account's financial statements for the year ended December 31, 2009, along with KPMG LLP's report thereon, are available to you free of charge by calling 1-800-468-3785.

We calculate Accumulation Unit values from the net asset values of the Underlying Funds. Prior to March 2002, the Calvert Variable Series, Inc. Social Balanced Portfolio had a different subadviser.

Standard Units

	Investment Company Equity Index Fund (Standard)
	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000
Unit value, beginning of year	$2.23	$3.57	$3.42	$2.99	$2.88	$2.62	$2.06	$2.67	$3.07	$3.41
Unit value, end of year	$2.78	$2.23	$3.57	$3.42	$2.99	$2.88	$2.62	$2.06	$2.67	$3.07
Thousands of accumulation units outstanding, end of year	68,767	65,771	68,522	77,744	83,203	123,672	122,328	110,153	109,580	109,982
	Investment Company All America Fund (Standard)
	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000
Unit value, beginning of year	$6.56	$10.26	$9.93	$8.66	$8.42	$7.85	$5.96	$7.74	$9.46	$10.05
Unit value, end of year	$8.15	$6.56	$10.26	$9.93	$8.66	$8.42	$7.85	$5.96	$7.74	$9.46
Thousands of accumulation units outstanding, end of year	16,090	16,718	18,638	22,177	25,210	39,898	42,508	41,572	44,755	47,895
	Investment Company Mid-Cap Equity Index Fund (Standard)
	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000
Unit value, beginning of year	$1.33	$2.11	$1.98	$1.82	$1.63	$1.41	$1.05	$1.25	$1.28	$1.11
Unit value, end of year	$1.81	$1.33	$2.11	$1.98	$1.82	$1.63	$1.41	$1.05	$1.25	$1.28
Thousands of accumulation units outstanding, end of period/year	71,371	65,454	70,944	77,066	92,517	113,661	91,187	64,271	49,342	37,752

	Investment Company Small Cap Growth Fund (Standard)
	2009	2008	2007	2006	2005(1)
Unit value, beginning of period/year	$0.81	$1.24	$1.20	$1.05	$1.00
Unit value, end of period/year	$1.02	$0.81	$1.24	$1.20	$1.05
Thousands of accumulation units outstanding, end of period/year	75,326	72,573	74,886	84,420	2,252
	Investment Company Small Cap Value Fund (Standard)
	2009	2008	2007	2006	2005(1)
Unit value, beginning of year	$0.85	$1.19	$1.25	$1.07	$1.00
Unit value, end of period/year	$1.09	$0.85	$1.19	$1.25	$1.07
Thousands of accumulation units outstanding, end of period/year	72,395	69,541	73,367	87,617	3,011
	Investment Company Mid Cap Value Fund (Standard)
	2009	2008	2007	2006	2005(1)
Unit value, beginning of year	$0.82	$1.22	$1.22	$1.06	$1.00
Unit value, end of period/year	$1.01	$0.82	$1.22	$1.22	$1.06
Thousands of accumulation units outstanding, end of period/year	13,566	11,568	10,362	8,145	1,641

(1)  For the July 1, 2005 (commencement of operations to December 31, 2005.

	Investment Company Composite Fund (Standard)
	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000
Unit value, beginning of year	$4.92	$6.41	$6.06	$5.52	$5.51	$5.23	$4.46	$4.87	$5.52	$5.61
Unit value, end of year	$5.78	$4.92	$6.41	$6.06	$5.52	$5.51	$5.23	$4.46	$4.87	$5.52
Thousands of accumulation units outstanding, end of year	17,127	18,190	19,977	23,215	26,925	41,312	43,988	45,392	50,607	54,447
	Investment Company Bond Fund (Standard)
	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000
Unit value, beginning of year	$4.43	$4.55	$4.34	$4.18	$4.14	$3.99	$3.78	$3.57	$3.31	$3.07
Unit value, end of year	$5.04	$4.43	$4.55	$4.34	$4.18	$4.14	$3.99	$3.78	$3.57	$3.31
Thousands of accumulation units outstanding, end of year	19,352	15,862	15,158	14,873	15,921	23,114	22,484	22,509	20,932	13,899
	Investment Company Mid-Term Bond Fund (Standard)
	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000
Unit value, beginning of year	$1.87	$1.85	$1.74	$1.69	$1.69	$1.67	$1.64	$1.51	$1.38	$1.32
Unit value, end of year	$2.06	$1.87	$1.85	$1.74	$1.69	$1.69	$1.67	$1.64	$1.51	$1.38
Thousands of accumulation units outstanding, end of year	34,644	31,695	21,789	23,736	18,086	25,887	30,102	39,713	21,035	5,922
	Investment Company Money Market Fund (Standard)
	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000
Unit value, beginning of year	$2.59	$2.55	$2.45	$2.36	$2.31	$2.30	$2.30	$2.28	$2.22	$2.11
Unit value, end of year	$2.56	$2.59	$2.55	$2.45	$2.36	$2.31	$2.30	$2.30	$2.28	$2.22
Thousands of accumulation units outstanding, end of year	22,906	31,629	30,862	23,613	17,051	23,380	24,188	26,791	27,210	25,658

	Investment Company Conservative Allocation Fund (Standard)
	2009	2008	2007	2006	2005	2004	2003(1)
Unit value, beginning of year	$1.10	$1.23	$1.17	$1.10	$1.09	$1.05	$1.05
Unit value, end of period/year	$1.26	$1.10	$1.23	$1.17	$1.10	$1.09	$1.05
Thousands of accumulation units outstanding, end of period/year	13,280	9,620	7,721	5,517	5,902	5,808	2,009
	Investment Company Moderate Allocation Fund (Standard)
	2009	2008	2007	2006	2005	2004	2003(1)
Unit value, beginning of year	$1.12	$1.41	$1.33	$1.23	$1.19	$1.11	$1.05
Unit value, end of period/year	$1.34	$1.12	$1.41	$1.33	$1.23	$1.19	$1.11
Thousands of accumulation units outstanding, end of period/year	45,667	38,344	35,240	31,036	26,143	23,490	9,849
	Investment Company Aggressive Allocation Fund (Standard)
	2009	2008	2007	2006	2005	2004	2003(1)
Unit value, beginning of year	$1.12	$1.57	$1.50	$1.35	$1.29	$1.19	$1.05
Unit value, end of period/year	$1.39	$1.12	$1.57	$1.50	$1.35	$1.29	$1.19
Thousands of accumulation units outstanding, end of period	41,229	33,937	29,353	23,482	17,772	15,564	6,511

	Investment Company Funds (Standard)
	International			Retirement Funds
	Fund			Income			2010
	2009	2008	2007(2)	2009	2008	2007(2)	2009	2008	2007(2)
Unit value, beginning of year	$0.58	$0.97	$1.00	$0.90	$1.00	$1.00	$0.80	$0.98	$0.99
Unit value, end of period/year	$0.71	$0.58	$0.97	$1.03	$0.90	$1.00	$0.95	$0.80	$0.98
Units Outstanding (000's), end of period/year	4,534	1,998	197	3,904	1,995	530	7,308	4,494	449

	Investment Company Funds (Standard)
	Retirement Funds
	2015			2020
	2009	2008	2007(2)	2009	2008	2007(2)
Unit value, beginning of year	$0.76	$0.97	$0.98	$0.71	$0.96	$0.97
Unit value, end of period/year	$0.91	$0.76	$0.97	$0.87	$0.71	$0.96
Units Outstanding (000's), end of period/year	22,505	12,185	2,117	23,701	11,723	2,143

(1)  For the period May 20, 2003 (commencement of operations) to December 31, 2003.

(2)  For the period November 5, 2007 (commencement of operations) to December 31, 2007.

	Retirement Funds (Standard)
	2025			2030			2035
	2009	2008	2007(2)	2009	2008	2007(2)	2009	2008	2007(2)
Unit value, beginning of period/year	$0.69	$0.97	$0.99	$0.67	$0.97	$0.99	$0.65	$0.97	$1.00
Unit value, end of period/year	$0.85	$0.69	$0.97	$0.84	$0.67	$0.97	$0.82	$0.65	$0.97
Units Outstanding (000's), end of period/year	20,565	8,163	651	16,971	6,652	740	12,881	4,644	344

	Retirement Funds (Standard)
	2040			2045
	2009	2008	2007(2)	2009	2008	2007(2)
Unit value, beginning of period/year	$0.64	$0.96	$0.99	$0.64	$0.96	$0.99
Unit value, end of period/year	$0.81	$0.64	$0.96	$0.81	$0.64	$0.96
Units Outstanding (000's), end of period/year	11,295	3,978	323	12,807	4,062	236

	DWS Bond VIP (Standard)
	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000
Unit value, beginning of year	$15.22	$18.45	$17.87	$17.22	$16.94	$16.22	$15.58	$14.60	$13.94	$12.73
Unit value, end of year	$16.60	$15.22	$18.45	$17.87	$17.22	$16.94	$16.22	$15.58	$14.60	$13.94
Thousands of accumulation units outstanding, end of year	1,449	1,481	1,533	1,648	1,873	2,634	2,539	2,660	2,500	1,630
	DWS Capital Growth VIP (Standard)
	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000
Unit value, beginning of year	$27.91	$42.02	$37.66	$35.02	$32.43	$30.30	$24.10	$34.34	$42.97	$48.17
Unit value, end of year	$35.09	$27.91	$42.02	$37.66	$35.02	$32.43	$30.30	$24.10	$34.34	$42.97
Thousands of accumulation units outstanding, end of year	3,818	3,956	4,226	5,086	6,056	9,381	10,133	9,954	10,896	11,501
	DWS International VIP (Standard)
	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000
Unit value, beginning of year	$13.58	$26.47	$23.31	$18.68	$16.23	$14.05	$11.10	$13.72	$20.02	$25.83
Unit value, end of year	$17.97	$13.58	$26.47	$23.31	$18.68	$16.23	$14.05	$11.10	$13.72	$20.02
Thousands of accumulation units outstanding, end of year	4,001	4,088	4,449	4,862	4,923	7,135	7,014	7,089	7,619	8,335
	American Century VP Capital Appreciation Fund (Standard)
	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000
Unit value, beginning of year	$14.72	$27.54	$19.01	$16.32	$13.46	$12.59	$10.52	$13.44	$18.82	$17.40
Unit value, end of year	$20.05	$14.72	$27.54	$19.01	$16.32	$13.46	$12.59	$10.52	$13.44	$18.82
Thousands of accumulation units outstanding, end of year	5,766	5,253	6,052	3,985	4,611	4,831	5,419	5,416	6,086	7,184
	Calvert Variable Series, Inc. Social Balanced Portfolio (Standard)
	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000
Unit value, beginning of year	$2.57	$3.78	$3.71	$3.45	$3.29	$3.07	$2.59	$2.98	$3.23	$3.37
Unit value, end of year	$3.20	$2.57	$3.78	$3.71	$3.45	$3.29	$3.07	$2.59	$2.98	$3.23
Thousands of accumulation units outstanding, end of year	16,832	15,959	16,324	17,358	17,631	21,476	19,878	17,942	17,463	17,238
	Fidelity VIP Equity-Income Portfolio (Standard)
	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000
Unit value, beginning of year	$27.59	$48.50	$48.16	$40.39	$38.46	$34.76	$26.89	$32.63	$34.61	$32.21
Unit value, end of period/year	$35.64	$27.59	$48.50	$48.16	$40.39	$38.46	$34.76	$26.89	$32.63	$34.61
Thousands of accumulation units outstanding, end of year	3,325	3,226	3,514	4,162	3,800	5,557	5,113	4,437	4,275	3,753
	Fidelity VIP Contrafund® Portfolio (Standard)
	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000
Unit value, beginning of year	$29.06	$50.95	$43.68	$39.41	$33.97	$29.66	$23.27	$25.88	$29.73	$32.13
Unit value, end of period/year	$39.12	$29.06	$50.95	$43.68	$39.41	$33.97	$29,66	$23.27	$25.88	$29.73
Thousands of accumulation units outstanding, end of year	7,863	7,551	7,826	8,202	8,758	10,971	9,496	8,844	8,695	8,742

(2)  For the period November 5, 2007 (commencement of operations) to December 31, 2007.

	Fidelity VIP Asset Manager(SM) Portfolio (Standard)
	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000
Unit value, beginning of year	$23.60	$33.38	$29.13	$27.37	$26.51	$25.34	$21.65	$23.91	$25.14	$26.40
Unit value, end of period/year	$30.23	$23.60	$33.38	$29.13	$27.37	$26.51	$25.34	$21.65	$23.91	$25.14
Thousands of accumulation units outstanding, end of year	2,303	2,156	1,884	1,929	2,001	2,840	2,739	2,288	2,114	1,908

	Fidelity VIP Mid Cap Portfolio (Standard)
	2009	2008	2007	2006	2005(3)
Unit value, beginning of period	$26.94	$44.84	$39.10	$34.97	$30.58
Unit value, end of period	$37.44	$26.94	$44.84	$39.10	$34.97
Thousands of accumulation units outstanding, end of year	1,821	1,287	1,239	789	414
	Vanguard Diversified Value Portfolio (Standard)
	2009	2008	2007	2006	2005(3)
Unit value, beginning of period	$10.98	$17.36	$16.85	$14.31	$13.98
Unit value, end of period	$13.82	$10.98	$17.36	$16.85	$14.31
Thousands of accumulation units outstanding, end of year	2,945	2,398	2,477	2,229	356
	Vanguard International Portfolio (Standard)
	2009	2008	2007	2006	2005(3)
Unit value, beginning of period	$13.80	$25.27	$21.72	$17.29	$14.78
Unit value, end of period	$19.52	$13.80	$25.27	$21.72	$17.29
Thousands of accumulation units outstanding, end of year	4,567	3,446	3,084	1,834	431
	Oppenheimer Main Street Fund® /VA (Standard)
	2009	2008	2007	2006	2005(3)
Unit value, beginning of period	$15.60	$25.59	$24.73	$21.69	$20.46
Unit value, end of period	$19.84	$15.60	$25.59	$24.73	$21.69
Thousands of accumulation units outstanding, end of year	444	325	271	243	65

Enhanced Units

	Investment Company (Enhanced)
	Money Market Fund					All America Fund
	2009	2008	2007	2006	2005(4)	2009	2008	2007	2006	2005(4)
Unit value, beginning of period	$2.62	$2.58	$2.46	$2.36	$2.33	$6.65	$10.36	$9.99	$8.67	$8.21
Unit value, end of period	$2.61	$2.62	$2.58	$2.46	$2.36	$8.29	$6.65	$10.36	$9.99	$8.67
Units Outstanding (000's), end of period/year	9,584	17,205	19,709	12,840	7,961	7,462	8,183	9,560	9,477	9,698
	Investment Company (Enhanced)
	Equity Index Fund					Mid-Cap Equity Index Fund
	2009	2008	2007	2006	2005(4)	2009	2008	2007	2006	2005(4)
Unit value, beginning of period	$2.26	$3.61	$3.45	$3.00	$2.84	$1.35	$2.14	$1.99	$1.82	$1.68
Unit value, end of period	$2.83	$2.26	$3.61	$3.45	$3.00	$1.84	$1.35	$2.14	$1.99	$1.82
Units Outstanding (000's), end of period/year	33,800	34,459	38,424	35,097	33,563	32,515	31,155	35,490	30,654	32,488
	Investment Company (Enhanced)
	Mid-Cap Value Fund					Small Cap Growth Fund
	2009	2008	2007	2006	2005(4)	2009	2008	2007	2006	2005(4)
Unit value, beginning of period	$0.83	$1.23	$1.23	$1.07	$1.00	$0.82	$1.26	$1.21	$1.05	$1.00
Unit value, end of period	$1.03	$0.83	$1.23	$1.23	$1.07	$1.04	$0.82	$1.26	$1.21	$1.05
Units Outstanding (000's), end of period/year	6,028	5,216	4,562	2,894	320	37,502	39,034	42,165	38,872	659

(3)  For the period July 1, 2005 (initial availability) to December 31, 2005.

(4)  For the period July 1, 2005 (initial offering date of units) to December 31, 2005.

	Investment Company (Enhanced)
	Small Cap Value Fund					Composite Fund
	2009	2008	2007	2006	2005(4)	2009	2008	2007	2006	2005(4)
Unit value, beginning of period	$0.86	$1.20	$1.26	$1.07	$1.00	$4.99	$6.47	$6.10	$5.53	$5.38
Unit value, end of period	$1.11	$0.86	$1.20	$1.26	$1.07	$5.88	$4.99	$6.47	$6.10	$5.53
Units Outstanding (000's), end of period/year	35,801	37,223	40,458	38,902	38,889	7,627	8,425	9,989	9,906	10,106
	Investment Company (Enhanced)
	Bond Fund					Mid-Term Bond Fund
	2009	2008	2007	2006	2005(4)	2009	2008	2007	2006	2005(3)
Unit value, beginning of period	$4.50	$4.60	$4.37	$4.19	$4.20	$1.90	$1.87	$1.75	$1.69	$1.70
Unit value, end of period	$5.13	$4.50	$4.60	$4.37	$4.19	$2.10	$1.90	$1.87	$1.75	$1.69
Units Outstanding (000's), end of period/year	9,368	8,715	8,465	7,001	6,603	16,897	17,242	12,622	10,347	6,854
	Investment Company (Enhanced)
	Conservative Allocation Fund					Moderate Allocation Fund
	2009	2008	2007	2006	2005(3)	2009	2008	2007	2006	2005(3)
Unit value, beginning of period	$1.11	$1.24	$1.17	$1.10	$1.09	$1.13	$1.42	$1.34	$1.24	$1.20
Unit value, end of period	$1.28	$1.11	$1.24	$1.17	$1.10	$1.37	$1.13	$1.42	$1.34	$1.24
Units Outstanding (000's), end of period/year	5,840	4,578	3,478	2,291	1,748	21,857	18,573	17,148	10,108	6,764

	Investment Company (Enhanced)
	Aggressive Allocation Fund
	2009	2008	2007	2006	2005(3)
Unit value, beginning of period	$1.13	$1.59	$1.51	$1.36	$1.30
Unit value, end of period	$1.42	$1.13	$1.59	$1.51	$1.36
Units Outstanding (000's), end of period/year	18,142	16,102	14,757	9,166	6,122

	Investment Company Funds (Enhanced)
	International			Retirement Funds
	Fund			Income			2010
	2009	2008	2007(1)	2009	2008	2007(1)	2009	2008	2007(1)
Unit value, beginning of period	$0.58	$0.97	$1.00	$0.90	$1.00	$1.00	$0.81	$0.98	$0.99
Unit value, end of period	$0.72	$0.58	$0.97	$1.04	$0.90	$1.00	$0.96	$0.81	$0.98
Units Outstanding (000's), end of period/year	2,715	975	333	1,181	227	—	3,223	1,968	468
	Investment Company Funds (Enhanced)
	2015			2020			2025
	2009	2008	2007(1)	2009	2008	2007(1)	2009	2008	2007(1)
Unit value, beginning of period	$0.76	$0.97	$0.98	$0.72	$0.96	$0.97	$0.69	$0.97	$0.99
Unit value, end of period	$0.92	$0.76	$0.97	$0.88	$0.72	$0.96	$0.86	$0.69	$0.97
Units Outstanding (000's), end of period/year	7,116	2,863	530	9,894	3,950	541	7,187	2,619	137
	Investment Company Funds (Enhanced)
	2030			2035			2040
	2009	2008	2007(1)	2009	2008	2007(1)	2009	2008	2007(1)
Unit value, beginning of period	$0.67	$0.97	$0.99	$0.65	$0.97	$1.00	$0.64	$0.96	$0.99
Unit value, end of period	$0.85	$0.67	$0.97	$0.83	$0.65	$0.97	$0.82	$0.64	$0.96
Units Outstanding (000's), end of period/year	6,690	2,569	470	5,373	1,606	192	5,252	1,344	110

	Investment Company Funds (Enhanced)
	2045
	2009	2008	2007(1)
Unit value, beginning of period	$0.64	$0.96	$0.99
Unit value, end of period	$0.81	$0.64	$0.96
Units Outstanding (000's), end of period/year	5,588	1,499	63

(1)  For the period November 5, 2007 (commencement of operations) to December 31, 2007.

(3)  For the period July 1, 2005 (initial offering date of units) to December 31, 2005.

(4)  For the period July 1, 2005 (initial offering date of units) to December 31, 2005.

	DWS (Enhanced)
	Bond VIP					Capital Growth VIP
	2009	2008	2007	2006	2005(3)	2009	2008	2007	2006	2005(3)
Unit value, beginning of period	$15.43	$18.64	$17.98	$17.26	$17.30	$28.30	$42.44	$37.89	$35.09	$32.74
Unit value, end of period	$16.90	$15.43	$18.64	$17.98	$17.26	$35.73	$28.30	$42.44	$37.89	$35.09
Units Outstanding (000's), end of period	802	876	983	791	797	1,954	2,171	2,480	2,518	2,655

	DWS (Enhanced)
	International VIP
	2009	2008	2007	2006	2005(3)
Unit value, beginning of period	$13.77	$26.73	$23.45	$18.72	$16.12
Unit value, end of period	$18.30	$13.77	$26.73	$23.45	$18.72
Units Outstanding (000's), end of period	2.058	2,285	2,584	2,375	2,194

	American Century VP Capital Appreciation Fund (Enhanced)					Calvert Variable Series, Inc. Social Balanced Portfolio (Enhanced)
	2009	2008	2007	2006	2005(3)	2009	2008	2007	2006	2005(3)
Unit value, beginning of period	$14.93	$27.81	$19.13	$16.36	$14.08	$2.61	$3.82	$3.74	$3.45	$3.33
Unit value, end of period	$20.41	$14.93	$27.81	$19.13	$16.36	$3.25	$2.61	$3.82	$3.74	$3.45
Units Outstanding (000's), end of period	2,561	2,567	3,144	1,927	1,883	6,377	6,317	6,579	5,497	4,985
	Fidelity (Enhanced)
	VIP Equity Income Portfolio					VIP Contra Fund® Portfolio
	2009	2008	2007	2006	2005(3)	2009	2008	2007	2006	2005(3)
Unit value, beginning of period	$27.98	$48.99	$48.45	$40.47	$37.81	$29.47	$51.46	$43.94	$39.49	$35.06
Unit value, end of period	$36.29	$27.98	$48.99	$48.45	$40.47	$39.83	$29.47	$51.46	$43.94	$39.49
Units Outstanding (000's), end of period/year	1,698	1,803	2,057	1,914	1,641	3,627	3,711	4,137	3,589	3,462
	Fidelity (Enhanced)
	VIP Asset Manager(SM) Portfolio					VIP Mid Cap Portfolio
	2009	2008	2007	2006	2005(3)	2009	2008	2007	2006	2005(3)
Unit value, beginning of period	$23.94	$33.72	$29.31	$27.42	$26.32	$27.32	$45.30	$39.33	$35.04	$30.58
Unit value, end of period	$30.78	$23.94	$33.72	$29.31	$27.42	$38.12	$27.32	$45.30	$39.33	$35.04
Units Outstanding (000's), end of period/year	1,079	1,030	1,021	856	821	745	559	564	307	133
	Vanguard (Enhanced)
	Diversified Value Portfolio					International Portfolio
	2009	2008	2007	2006	2005(3)	2009	2008	2007	2006	2005(3)
Unit value, beginning of period	$11.14	$17.53	$16.95	$14.33	$13.98	$13.99	$25.53	$21.85	$17.33	$14.78
Unit value, end of period	$14.07	$11.14	$17.53	$16.95	$14.33	$19.88	$13.99	$25.53	$21.85	$17.33
Units Outstanding (000's), end of period/year	1,319	1,143	1,133	721	120	1,995	1,643	1,450	669	110

	Oppenheimer Main Street Fund®/VA
	2009	2008	2007	2006	2005(3)
Unit value, beginning of period	$15.82	$25.84	$24.87	$21.73	$20.46
Unit value, end of period	$20.20	$15.82	$25.84	$24.87	$21.73
Units Outstanding (000's), end of period/year	216	194	180	100	25

(3)  For the period July 1, 2005 (initial offering date of units) to December 31, 2005.

The dates the Funds of the Separate Account commenced operation are as follows:

Investment Company Money Market, All America, Bond and Composite Funds—January 1, 1985; DWS Capital Growth VIP, Bond VIP and International VIP and American Century VP Capital Appreciation Fund—January 3, 1989; Calvert Variable Series, Inc. Social Balanced Portfolio—May 13, 1991; Investment Company Equity Index and Mid-Term Bond Funds—February 5, 1993; Fidelity VIP Equity-Income Portfolio and Fidelity VIP Contrafund® and Asset Manager(SM) Portfolios—May 1, 1995; Investment Company Mid-Cap Equity Index Fund—May 3, 1999; Investment Company Conservative, Moderate and Aggressive Allocation Funds—May 20, 2003; Investment Company Small Cap Value, Small Cap Growth and Mid Cap Value Funds—July 1, 2005; and Investment Company International Fund and Retirement Funds—November 5, 2007. The Oppenheimer Main Street Fund® V/A, the Fidelity VIP Mid Cap Portfolio, the Vanguard Variable Insurance Fund Diversified Value and International Portfolios became available July 1, 2005 for investments by Separate Account Participants.

APPENDIX B

GENERAL ACCOUNT OPERATIONS

This Appendix B provides more information about our General Account's operations and the risks of allocating Contributions to the General Account compared to allocating Contributions to the Separate Account. Contributions held in our General Account may pose different risks to Participants and Plans than Contributions supported by assets of our Separate Account.

When a Participant or Plan allocates contributions to our General Account, the contributions are commingled with our corporate funds and assets (excluding Separate Account assets and special deposit funds). We combine in our General Account contributions and premiums from all lines of business. Assets in our General Account are not segregated for the exclusive benefit of any particular policy or obligation, although experience rated General Account policies may share in the experience of the General Account through interest credits, dividends or rate adjustments.

We invest the pooled amounts in our General Account. Most General Account investments are maintained at book value (relating to our purchase price for the investments), while Separate Account investments are maintained at market value, which fluctuates according to market conditions.

Our General Account assets in the aggregate support our General Account obligations under all of our insurance contracts, including (but not limited to) our individual and group life, health, disability, fixed annuity contracts and variable accumulation annuity contracts (other than separate account obligations). General Account assets also are available to us for the conduct of our routine business activities, such as the payment of salaries, rent, other ordinary business expenses and dividends. In the event of our insolvency, funds in our General Account would be available to meet the claims of our general creditors, after payment of amounts due under certain priority claims, including certain amounts owed to Participants.

We determine and periodically declare the fixed interest rate return (referred to as the credited interest rate) to be credited to amounts under the Contracts held in our General Account, including the extent and frequency credited interest rates may be changed. We also determine the manner in which interest is credited during the term of the Contracts and upon their termination. Members of Mutual of America's senior management in their discretion from time to time determine credited interest rates upon consideration of the following factors:

•  Reasonable classifications of different types of policies.

•  Expected benefit payments, expenses (including the on-going costs of business operations), risk charges, mortality, persistency and actual investment earnings properly allocable to each class of policies, under generally accepted actuarial and accounting principles.

•  The ability of each class of policies to be self-supporting over the long run and, in addition, to allow for a permanent contribution to our surplus of such magnitude that in combinations with similarly derived contributions from all classes of policies, our long-term financial strength and stability will be assured so that we can meet our long-term obligations to policyholders. In doing so, there is no requirement that each class of policies make a contribution to surplus every year, since uneven incidence of expenses and experience fluctuations may make that impractical.

•  The potential impact of any credited interest rate decision on both short-term and long-term operating gains or losses, including the immediate and long-term impact on our surplus position, as well as the impact of current and anticipated economic and financial market.

•  Compliance with applicable statutory and regulatory requirements.

•  Competitiveness of rates in light of industry practices and trends current at the time.

We use an overall portfolio approach for determining credited interest rates. This means that one rate is applied to all amounts placed in our General Account for each class of contracts without regard to when such amounts were placed in our General Account. The credited interest rate, when declared, is applied on a daily basis to all funds accumulated in the General Account. We reserve the right to change this credited rate at any time. The credited interest rate may not be less than the minimum annual yield, if any, set forth in a Contract. If we declare a credited interest rate higher than such minimum, the higher credited interest rate will remain in effect until changed.

All amounts accumulated in our General Account (including credited interest) for Participants are guaranteed by us. Amounts held for a Participant are payable in full upon the Participant's request for transfer, payment, withdrawal or discontinuance, subject to Plan provisions, and the deduction of any otherwise payable administrative charges and subject to any amounts that serve as collateral for loans under a Plan. Generally, Contractholders are provided with a written notice of any changes to the interest rates applicable to amounts in our General Account, prior to the implementation. The credited interest rate applicable to amounts in our General Account is indicated in Participants' quarterly statements and in Contractholders' Annual Pension Fund Reports.

We determine the administrative charges, fees, expenses or other amounts (referred to as administrative charges) that are, or may be, assessed against the General Account or Separate Account or deducted by us from Account Values maintained by Participants in the General Account and Separate Account Funds, including the extent and frequency with which such administrative charges may be modified. Periodically, we review the administrative charges under the Contracts, taking into consideration the types of factors listed above for determining credited interest rates. Subject to the restrictions referred to in the Prospectus, we reserve the right to change the administrative charges. We also reserve the right to change the services we make available to Contractholders and Participants. We will provide written notices to Contractholders, and to Participants when required, when administrative charges are amended, modified, added or deleted, prior to the imposition of any change. Administrative charges are usually payable on a monthly basis, but may be payable on the occurrence of certain events. Each Participant's quarterly statements reflect direct deductions from the Participant's Account Value in the Separate Account or General Account. The annual Pension Fund Report to Contractholders also reflects deductions and charges paid by the Contractholders.

A plan's legal rights vary for contract amounts under our General Account and separate accounts. In general, we are subject to ERISA's fiduciary responsibility provisions with respect to the assets of a separate account (other than a separate account registered under the Investment Company Act of 1940 such as the Separate Account) to the extent the investment performance of such assets is passed directly through to plan participants or contractholders. ERISA requires insurers, in administering separate account assets, to act solely on the interest of a plan's participants and beneficiaries; prohibits self-dealing and conflicts of interest; and requires insurers to adhere to a prudent standard of care. In contrast, ERISA generally imposes less stringent standards on the administration of General Account contracts that were issued before 1999. We believe that such less stringent standards would continue to apply to our General Account contracts that were issued after 1998.

State regulation is typically more restrictive with respect to our General Account than our separate accounts. However, state insurance regulation may not provide the same level of protection to plan participants as ERISA regulation. In addition, our General Account contracts often include various guarantees under which we assume risks relating to the funding and distribution of benefits. We do not provide any guarantees with respect to the investment returns on allocations to the Separate Account.

APPENDIX C

VOLUNTARY EMPLOYEE CONTRIBUTION PROGRAM
VARIABLE ACCUMULATION ANNUITY CONTRACTS

A Voluntary Employee Contribution Contract (VEC Contract or Contract) is a group contract. It is designed to provide annuity benefits to employees participating in a retirement plan that qualifies for special federal income tax treatment under Sections 401(a) and 403(a) of the Code (a VEC Plan). Contractholders typically are employers, or the trustees of employers' retirement plans.

No New Contracts or Contributions. As a result of the Tax Reform Act of 1986, we: (1) ceased issuing new VEC Contracts as of January 1, 1987; and (2) amended previously issued VEC Contracts to prohibit new Contributions on or after January 1, 1987.

Transfers from other Plans or Carriers. A Contractholder can remit to us on your behalf, in a single sum, an amount transferred from another voluntary employee contribution plan, or from a contract between a Contractholder and us, or between the Contractholder and another insurance company.

Available Investment Alternatives. The Investment Alternatives available under a VEC Contract are limited to those available under our VEC Contracts as of January 1, 1987. These Alternatives are the General Account and the following Separate Account Funds: Investment Company Money Market, All America, Bond and Composite Funds.

Refer to "About Mutual of America Life Insurance Company", "About Our Separate Account", "Underlying Funds Invested in by Our Separate Account" and "Our General Account" in the Prospectus for additional information about the five available Investment Alternatives.

Transfers and Withdrawals. VEC Participants may make transfers between the Available Investment Alternatives and may make withdrawals of all or part of their Account Values at any time prior to the Annuity Commencement Date, unless the employer's plan provides otherwise. We may take up to seven days following receipt of your withdrawal request to process the request and mail a check to the Participant. We do not currently charge for transfers or withdrawals made under VEC Contracts. We reserve the right, however, to impose a charge for transfers or withdrawals in the future.

For information about Separate Account Fund unit values, refer to "Your Account Value in the Separate Account Funds" in the Prospectus.

Specified Payments Option. If the employer's plan permits, a Participant in a VEC Contract may elect after attaining age 59 1/2, or upon early retirement after age 55, to specify an amount (which may not be less than $100) to be withdrawn from the Participant's Account Value and paid each month to the Participant. The Participant must designate the available Investment Alternative(s) from which we should make the withdrawals.

Charges under the Contracts. Refer to "Tables of Annual Expenses" and "Charges You or Your Employer Will Pay" in the Prospectus, for a description of the Contract and Participant charges under the Contracts.

Death Benefit Prior to Annuity Commencement. If a Participant dies prior to the Annuity Commencement Date, we will pay a death benefit to the Beneficiary the Participant designated to us. The Spouse will be the Beneficiary, unless the Participant designated a different Beneficiary with the written consent of the Spouse. See "Administrative Matters—Designation of Beneficiary" in the Prospectus.

See "Our Payment of Account Value to You or a Beneficiary—Death Benefit Prior to Annuity Commencement Date" for additional information about the death benefit we will pay. In general, VEC Contracts are subject to the same rules as TDA Contracts.

Termination by Mutual of America. If, upon our request, the Contractholder does not provide evidence satisfactory to us that the Plan pursuant to which the Contract is issued qualifies for the tax treatment specified under Sections 401(a) and 403(a) of the Code, then we will withdraw and pay to the Contractholder the amounts accumulated under the Contract as of the date of withdrawal; and the Contract will terminate.

Election of Annuity Commencement Date. Unless the employer's plan provides otherwise, Participants may elect an Annuity Commencement Date that is either the Participant's Normal Retirement Date (the first day of the calendar month coincident with or next following such Participant's 65th birthday); Early Retirement Date (the first day of any calendar month within the ten-year period immediately preceding the Participant's Normal Retirement Date, but no earlier than age 55); or Later Retirement Date (the first day of any calendar month following such Participant's Normal Retirement Date) but generally no later than the April 1st following the participant's attaining age 70 1/2 for Participants who are no longer actively at work.

Available Forms of Annuity. Unless an election to the contrary is made prior to the Annuity Commencement Date, a Participant who does not have a Spouse at the Annuity Commencement Date will have annuity benefits paid in the normal form of annuity specified by the employer's plan, and a Participant who has a Spouse will have annuity benefits paid on the Joint and Survivor Form, with the Spouse as the Joint Annuitant. Consent of the Spouse is required if payment is to be made in any other form. See "You May Obtain an Annuity with Your Account Value—Available Forms of Annuity" and "Administrative Matters Under the Contracts—Designation of Beneficiary" in the Prospectus.

Federal Income Taxation of Annuity Payments. The simplified method is applicable to Annuity Payments made on or after the Annuity Commencement date. The percentage the Participant may exclude is determined by dividing the Participant's "investment in the contract" by the anticipated payments. Your "investment in the contract" is equal to the total of your non-deductible Contributions which are made in accordance with the provisions of a retirement plan that meets the requirements of either Section 401(a) or Section 403(a) of the Code. The simplified method continues to apply until the "investment in the contract" has been recovered by the Participant. After that time, the Participant will have to include the full amount of each Annuity Payment in his income for each taxable year. In addition, if Annuity Payments from a VEC Contract began before July 2, 1986, the "three year cost recovery" rule may be applicable (see "Federal Tax Information—Obtaining Tax Advice" in the Prospectus).

Federal Income Taxation of Withdrawals. Participants who receive payments under a VEC Contract on and after July 2, 1986 that are not "amounts received as an annuity" or that are received before the Participant's Annuity Commencement Date generally may exclude only a portion of such payments from gross income. The portion that a Participant may exclude from gross income is generally determined by dividing the Participant's "investment in the contract" by the value of his vested account value (or, in the case of a retirement plan which is a defined benefit pension plan, the value of the vested accrued benefit) as of the date of the distribution. The Internal Revenue Service may indicate another date for valuing account values for such purposes.

The value of a Participant's account value on an applicable valuation date under a VEC Contract issued in conjunction with a defined benefit pension plan may be used in lieu of the present value of a Participant's total vested accrued benefit under such plan if the "separate contract" requirements of Section 72 are met (see "Federal Tax Information—Obtaining Tax Advice" in the Prospectus). A special rule may apply with respect to Participant's Contributions made before January 1, 1987 that constitute part of the "investment in the contract." Generally, such Contributions may be withdrawn prior to the Annuity Commencement Date and will not be subject to income taxation (earnings are subject to taxation) if a Participant could have made such a withdrawal under the terms of the retirement plan on or before May 5, 1986 without terminating employment.

Federal Income Taxation of Single Sum Payments. Participants who receive a single sum payment of their entire account value under a VEC Contract must include the entire amount of such payment in their gross income in the tax year in which such payment was received. However, a Participant may exclude from gross income any "investment in the contract" that the Participant had not recovered prior to the payment of the lump sum.

Penalty Taxes. A penalty tax may be due on premature withdrawals under VEC Contracts. VEC Contracts are generally subject to the same rules as TDA Contracts. In the Prospectus, see "Federal Tax Information—Penalty Taxes for Withdrawals".

Withholding. We are required to withhold federal income taxes from withdrawals under the Contracts. VEC Contracts are generally subject to the same rules as TDA Contracts. In the Prospectus, see "Federal Tax Information—Withholding on Annuity Payments and Other Distributions".

Contract Administration and Other Matters. See "Where to Contact Us and Give Us Instructions", "Your Voting Rights for Meetings of the Underlying Funds", "Performance Information for the Separate Account Funds", "Funding and Other Changes We May Make", "Administrative Matters" "Our Statement of Additional Information" in the Prospectus.

PRIVACY NOTICE

We are providing this Privacy Notice on behalf of Mutual of America Life Insurance Company and its Separate Accounts. By law, we have the right to modify this policy at any time, but if we do change it, we will notify you in advance. Under applicable laws and regulations, we are required to send you our Privacy Notice annually.

Information Collection

•  We collect and use information about you in order to provide you with insurance, annuity, and pension products and services.

•  We obtain most of this information directly from you, primarily from the applications you complete when you apply for our products and services, and from your transactions with us. If we need additional information, we may obtain it from other parties, including employers, adult family members, other insurers, consumer reporting agencies and medical care providers.

Information Protection

•  To guard your personal information, we maintain physical, electronic and procedural safeguards that comply with federal and state laws and regulations.

•  All of our employees are required to protect the confidentiality of our customers' personal information, and they may not access that information unless there is a legitimate business reason for doing so, such as responding to a customer request.

•  Our strict policies for protecting personal information apply to current and former customers.

•  Our Website Privacy Policy can be found on the Internet at mutualofamerica.com.

•  We have appointed a senior officer of the Company to monitor compliance with the Company's Privacy Policy.

Information Disclosure

•  We will not sell your personal information to anyone.

•  We will not disclose your personal information to anyone, including our affiliates and subsidiaries, for marketing purposes.

•  We will not disclose your personal information to anyone, including our affiliates and subsidiaries, except as permitted by law. For example, we may disclose your personal information to our affiliates, subsidiaries and any other entities that provide services to us so that we can effect, maintain or administer your business and respond to your questions or requests. In addition, if you are a participant under one of our group annuity contracts through your employer or former employer pension or retirement savings plan, we may disclose your personal information to other entities that have been authorized by the employer or plan administrator to receive such information in order to carry out administrative tasks under the plan.

It is our policy that the recipients of such information shall protect the information and use it only for the purpose stipulated.

For More Information

If you have any questions about Mutual of America's Privacy Policy, or wish to obtain a copy of your personal information, or to inform us of any incorrect information in our records, please contact your Regional Office or write to the Privacy Officer at Mutual of America Life Insurance Company, 320 Park Avenue, New York, NY 10022-6839.

* * *

We may be obligated to provide Contractholder transaction data to the Underlying Funds as required by applicable laws and regulations.

(This page has been left blank intentionally.)

MUTUAL OF AMERICA
LIFE INSURANCE COMPANY

320 PARK AVENUE
NEW YORK, NY 10022-6839

www.mutualofamerica.com

STATEMENT OF ADDITIONAL INFORMATION
FOR
VARIABLE ACCUMULATION AND GROUP ANNUITY CONTRACTS

Issued By

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

320 Park Avenue
New York, New York 10022-6839
Through its

SEPARATE ACCOUNT NO. 2

This Statement of Additional Information ("SAI") expands upon subjects we discuss in the current Prospectuses for the Contracts that we offer ("Contracts").

You may obtain a copy of the Prospectus, dated May 1, 2010, by calling 1-800-468-3785 or by writing to Mutual of America Life Insurance Company, 320 Park Avenue, New York, New York 10022-6839. The Prospectus contains definitions of various terms, and we incorporate those terms by reference into this Statement of Additional Information.

This Statement Of Additional Information Is Not A Prospectus And You Should Read It In Conjunction With The Prospectus For The Contracts.

Dated: May 1, 2010

DISTRIBUTION OF THE CONTRACTS

We offer the Contracts for sale on a continuous basis through certain of our employees. The only compensation we pay for sales of the Contracts is in the form of salary and incentive compensation if Mutual of America Life Insurance Company's (the "Company") annual goals and objectives are met. There are no commissions or fees payable to other persons or entities for sales of the Contracts. The registered representatives who sell the Contracts are eligible to receive a yearly cash incentive payment based in part on aggregate sales by all representatives in the representative's office compared to sales targets we established for the office in that year. Representatives and certain staff from the top five regional offices will receive a trip to a conference site in the United States or its territories to attend a sales meeting. We also serve as principal underwriter of the Contracts.

We are registered with the Securities and Exchange Commission ("SEC") as a broker-dealer and are a member of the Financial Industries Regulatory Authority ("FINRA"). All persons engaged in selling the Contracts are our licensed agents and are duly qualified registered representatives.

We have no arrangements with any persons or entities to permit frequent transfers of contract value and no such arrangements are permitted.

CALCULATION OF ACCUMULATION UNIT VALUES

When a Participant allocates or transfers Account Balance to a Separate Account Fund, the Participant's interest in the Fund is represented by Accumulation Units. Each Fund's Accumulation Units have a different value, based on the value of the Fund's investment in shares of the related Underlying Fund and the charges we deduct from the Separate Account. If any plans are eligible for the Reduced Fee as set forth in the Prospectus, a particular Separate Account Fund will have Accumulation Unit values which reflect Separate Account charges applicable to plans that are not eligible for the Reduced Fee, and will also have Accumulation Units which reflect Separate Account charges for plans that are eligible for the Reduced Fee. To determine the change in a Fund's Accumulation Unit value from the close of one Valuation Day to the close of the next Valuation Day (which we call a Valuation Period), we use an Accumulation Unit Change Factor.

For Separate Account Funds that invest in shares of the Investment Company Funds, the Accumulation Unit Change Factor for each Fund for any Valuation Period is:

(a)  the ratio of (i) the asset value of the Underlying Fund at the end of the current Valuation Period before any amounts are allocated to or withdrawn from the Fund with respect to that Valuation Period, to (ii) the asset value of the Underlying Fund at the end of the preceding Valuation Period, after all allocations and withdrawals were made for that period, divided by

(b)  1.000000 plus the component of the annual rate of expense risk, distribution expense and Separate Account administrative charges against the Fund's assets for the number of days from the end of the preceding Valuation Period to the end of the current Valuation Period.

For Separate Account Funds that invest in shares of the Fidelity, DWS, Vanguard, Oppenheimer, American Century or Calvert Portfolios, the Accumulation Unit Change Factor for each Fund for any Valuation Period is:

(a)  the ratio of (i) the share value of the Underlying Fund at the end of the current Valuation Period, adjusted by the Cumulative Dividend Multiplier* for the current Valuation Period, to (ii) the share value of the Underlying Fund at the end of the preceding Valuation Period, adjusted for the Cumulative Dividend Multiplier for the preceding Valuation Period, divided by

(b)  1.000000 plus the component of the annual rate of expense risk, distribution expense and Separate Account administrative charges against the Fund's assets for the number of days from the end of the preceding Valuation Period to the end of the current Valuation Period.

*  The Cumulative Dividend Multiplier is calculated by dividing the share value, after a dividend distribution, into the share value without regard to the dividend distribution, multiplied by the previous Cumulative Dividend Multiplier.

YIELD AND PERFORMANCE INFORMATION

Money Market Fund

Regulations adopted by the SEC require us to disclose the current annualized yield of the Money Market Fund of the Separate Account for a seven-day period in a manner that does not take into consideration any realized or unrealized gains or losses on shares of the Money Market Fund of the Investment Company or on its portfolio securities. This is called yield. The SEC also permits us to disclose the effective yield of the Money Market Fund of the Separate Account for the same seven-day period, determined on a compounded basis. This is called the effective yield.

Yield and effective yield reflect our deductions from the Separate Account Fund for administrative and distribution expenses or services and the mortality and expense risk charge accrued during the period. Because of these deductions, the yield for the Money Market Fund of the Separate Account will be lower than the yield for the Money Market Fund of the Investment Company.

From time to time, we will include quotations of the yield or performance of the Separate Account's Money Market Fund in advertisements, sales literature or shareholder reports. These performance figures are calculated in the following manner:

A.  Yield is the net annualized yield based on a specified seven calendar-days calculated at simple interest rates. Yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one accumulation unit at the beginning of the period and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The yield is annualized by multiplying the base period return by 365/7. The yield figure is stated to the nearest hundredth of one percent.

B.  Effective yield is the net annualized yield for a specified seven calendar days, assuming a reinvestment of the income (compounding). Effective yield is calculated by the same method as yield, except the yield figure is compounded by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, according to the following formula:

Effective Yield = [Base Period Return + 1)365/7] – 1.

The standard current yield of the Money Market Fund of the Separate Account for the seven-day period ended December 31, 2009 was (1.27)%. The reduced fee current yield of the Money Market Fund of the Separate Account for the seven-day period ended December 31, 2009 was (0.87)%.

Yield and effective yield are based on historical earnings and show the performance of a hypothetical investment. The yield on amounts held in the Money Market Fund of the Separate Account normally will fluctuate on a daily basis, and therefore the yield for any past period is not an indication or representation of future yield. The Money Market Fund's actual yield and effective yield are affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Fund of the Investment Company, the types and quality of portfolio securities held by the Money Market Fund of the Investment Company, and its operating expenses.

When communicating total return to current or prospective Participants, we also may compare the Money Market Fund's figures to the performance of other variable annuity accounts tracked by mutual fund rating services or to unmanaged indices that may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

Funds Other Than Money Market

From time to time, we may include quotations of a Fund's total return in advertisements, sales literature or shareholder reports. These performance figures are calculated in the following manner:

Average Annual Total Return is the average annual compounded rate of return for the periods of one year, five years and ten years, if applicable, all ended on the date of a recent calendar quarter. In addition, the total return for the life of the Fund is given. Total return quotations reflect changes in the price of a Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Total return is calculated by finding the average annual compounded rates of return of a hypothetical investment over such periods, according to the following formula (total return is then expressed as a percentage):

T = (ERV/P)1/n – 1.

Where:

P = a hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

See "Performance Information for the Separate Accounts" in the Prospectus.

Average Annual Total Returns (Standard)*
For the Periods Ended December 31, 2009

	One Year	Five Years	Ten Years	Life of Fund	Inception Date
Investment Company Equity Index	24.76%	(0.86)%	(2.20)%	6.04%	02/05/93
Investment Company All America	23.95%	(0.85)%	(2.26)%	8.31%	01/01/85
Investment Company Small Cap Value	27.88%	N/A	N/A	1.75%	07/01/05
Investment Company Small Cap Growth	26.31%	N/A	N/A	0.32%	07/01/05
Investment Company Mid Cap Value	23.86%	N/A	N/A	0.09%	07/01/05
Investment Company Mid-Cap Equty Index	35.21%	1.92%	4.81%	5.50%	05/03/99
Investment Company International	23.86%	N/A	N/A	(14.58)%	11/05/07
Investment Company Composite	17.17%	0.74%	0.11%	6.83%	01/01/85
Investment Company Retirement Income	14.99%	N/A	N/A	1.24%	11/05/07
Investment Company 2010 Retirement	18.49%	N/A	N/A	(1.90)%	11/05/07
Investment Company 2015 Retirement	19.96%	N/A	N/A	(3.56)%	11/05/07
Investment Company 2020 Retirement	21.84%	N/A	N/A	(5.22)%	11/05/07
Investment Company 2025 Retirement	23.75%	N/A	N/A	(6.81)%	11/05/07
Investment Company 2030 Retirement	25.10%	N/A	N/A	(7.45)%	11/05/07
Investment Company 2035 Retirement	25.67%	N/A	N/A	8.99%	11/05/07
Investment Company 2040 Retirement	26.45%	N/A	N/A	(8.94)%	11/05/07
Investment Company 2045 Retirement	26.17%	N/A	N/A	(9.16)%	11/05/07
Investment Company Conservative Allocation	14.68%	2.80%	N/A	3.35%	05/20/03
Investment Company Moderate Allocation	19.95%	2.21%	N/A	4.35%	05/20/03
Investment Company Aggressive Allocation	24.28%	1.30%	N/A	4.90%	05/20/03
Investment Company Money Market	(1.17)%	1.90%	1.77%	3.41%	01/01/85
Investment Company Mid-Term Bond	10.01%	3.85%	4.31%	4.17%	02/05/93
Investment Company Bond	13.37%	3.79%	4.86%	6.25%	01/01/85
DWS Capital Growth	25.49%	1.40%	(3.30)%	6.79%	01/03/89

	One Year	Five Years	Ten Years	Life of Fund	Inception Date
DWS Bond	8.87%	(0.59)%	2.49%	4.46%	01/03/89
DWS International	32.07%	1.87%	(3.74)%	5.00%	01/03/89
Fidelity VIP Equity-Income	28.93%	(1.70)%	0.82%	5.27%	05/01/95
Fidelity VIP Contrafund	34.37%	2.66%	1.79%	8.53%	05/01/95
Fidelity VIP Asset Manager	27.83%	2.46%	1.17%	5.16%	05/01/95
Fidelity Mid Cap	38.71%	N/A	N/A	4.39%	07/01/05
Vanguard Diversified Value	25.55%	N/A	N/A	(0.45)%	07/01/05
Vanguard International	41.23%	N/A	N/A	6.17%	07/01/05
Oppenheimer Main Street	26.89%	N/A	N/A	(0.87)%	07/01/05
Calvert Variable Series, Inc. Social Balanced Portfolio	23.93%	(0.77)%	(0.71)%	4.67%	05/13/91
American Century VP Capital Appreciation	35.93%	8.09%	1.24%	6.55%	01/03/89

*  Returns reflect the deduction of actual standard charges in effect for the periods shown.

Average Annual Total Returns (Reduced Fee)**
For the Periods Ended December 31, 2009

	One Year	Five Years	Ten Years	Life of Fund	Inception Date
Investment Company Equity Index	25.26%	(0.50)%	(2.02)%	6.15%	02/05/93
Investment Company All America	24.45%	(0.49)%	(2.09)%	12.62%	01/01/85
Investment Company Small Cap Value	28.40%	N/A	N/A	2.16%	07/01/05
Investment Company Small Cap Growth	26.82%	N/A	N/A	0.72%	07/01/05
Investment Company Mid Cap Value	24.36%	N/A	N/A	0.49%	07/01/05
Investment Company Mid-Cap Equity Index	35.75%	2.29%	5.00%	5.68%	05/03/99
Investment Company International	24.36%	N/A	N/A	(14.24)%	11/05/07
Investment Company Composite	17.64%	1.10%	0.29%	5.00%	01/01/85
Investment Company Retirement Income	15.45%	N/A	N/A	1.65%	11/05/07
Investment Company 2010 Retirement	18.96%	N/A	N/A	(1.51)%	11/05/07
Investment Company 2015 Retirement	20.44%	N/A	N/A	(3.17)%	11/05/07
Investment Company 2020 Retirement	22.33%	N/A	N/A	(4.84)%	11/05/07
Investment Company 2025 Retirement	24.24%	N/A	N/A	(6.43)%	11/05/07
Investment Company 2030 Retirement	25.60%	N/A	N/A	(7.08)%	11/05/07
Investment Company 2035 Retirement	26.18%	N/A	N/A	(8.62)%	11/05/07
Investment Company 2040 Retirement	26.96%	N/A	N/A	(8.56)%	11/05/07
Investment Company 2045 Retirement	26.67%	N/A	N/A	(8.80)%	11/05/07
Investment Company Conservative Allocation	15.14%	3.17%	N/A	3.63%	05/20/03
Investment Company Moderate Allocation	20.43%	2.57%	N/A	4.63%	05/20/03
Investment Company Aggressive Allocation	24.78%	1.66%	N/A	5.19%	05/20/03
Investment Company Money Market	(0.77)%	2.26%	1.95%	2.67%	01/01/85
Investment Company Mid-Term Bond	10.45%	4.22%	4.50%	4.28%	02/05/93
Investment Company Bond	13.82%	4.17%	5.05%	4.79%	01/01/85
DWS Capital Growth	25.99%	1.76%	(3.13)%	7.06%	01/03/89
DWS Bond	9.30%	(0.23)%	2.67%	4.73%	01/03/89
DWS International	32.60%	2.24%	(3.57)%	5.25%	01/03/89
Fidelity VIP Equity-Income	29.44%	(1.34)%	1.01%	5.40%	05/01/95
Fidelity VIP Contrafund	34.91%	3.03%	1.98%	8.67%	05/01/95
Fidelity VIP Asset Manager	28.35%	2.83%	1.35%	5.29%	05/01/95
Fidelity Mid Cap	39.26%	N/A	N/A	4.81%	07/01/05
Vanguard Diversified Value	26.05%	N/A	N/A	(0.05)%	07/01/05
Vanguard International	41.80%	N/A	N/A	6.59%	07/01/05
Oppenheimer Main Street	27.40%	N/A	N/A	(0.48)%	07/01/05
Calvert Variable Series, Inc. Social Balanced Portfolio	24.42%	(0.41)%	(0.54)%	4.86%	05/13/91
American Century VP Capital Appreciation	36.47%	8.47%	1.42%	6.81%	01/03/89

**  Returns reflect the deduction of reduced fee charges for the periods shown.

The standard current yield of the Money Market Fund of the Separate Account for the seven day period ended December 31, 2009 was (1.27)%. The reduced fee current yield of the Money Market Fund of the Separate Account for the seven day period ended December 31, 2009 was (0.87)%. (These returns do not reflect the $2 monthly charge.)

The returns for the All America Fund (previously called the "Stock Fund") prior to May 1, 1994 reflect the results of the Underlying Fund prior to a change in its investment objectives and policies and the addition of subadvisers on that date.

The inception dates are for the Funds in Separate Account No. 2.

The above figures for the Money Market and other Funds, both for average annual total return and cumulative total return, reflect charges made to the Separate Account, including a monthly service charge. In the above table, we deducted the $2.00 monthly contract fee from each Separate Account Fund, calculated as a cost per $1,000 based on the smaller average Account Balance for all of our Contracts that invest in the Separate Account No. 2. For any Participant, the actual treatment of the monthly contract fee and its effect on total return will depend on the Participant's actual allocation of Account Balance.

If you have Account Balance in the General Account, the monthly contract fee would be deducted from the General Account, not any Separate Account Fund. Accordingly, the illustration of your Account Balance held in any of the Funds of the Separate Account would experience a higher total return than shown above. If you do not have Account Balance allocated to the General Account, but you do have Account Balance allocated to more than one Fund of the Separate Account, the fee would only be deducted from one of the Funds so that an illustration of total return figures of the other Funds would be higher than shown above.

If you do not have any Account Balance in the General Account, we will deduct the $2.00 monthly charge from your Account Balance allocated to one or more of the Separate Account Funds, in the following order:

(a)  Investment Company Money Market Fund,

(b)  Investment Company Mid-Term Bond Fund,

(c)  Investment Company Bond Fund,

(d)  DWS Bond VIP,

(e)  Investment Company Composite Fund,

(f)  Fidelity VIP Asset Manager(SM) Portfolio,

(g)  Calvert Variable Series, Inc. Social Balanced Portfolio,

(h)  Fidelity VIP Equity-Income Portfolio,

(i)  Investment Company All America Fund,

(j)  Investment Company Equity Index Fund,

(k)  Investment Company Mid-Cap Equity Index Fund,

(l)  Fidelity VIP Contrafund®,

(m)  DWS Capital Growth VIP,

(n)  DWS International VIP,

(o)  Investment Company International Fund,

(p)  American Century VP Capital Appreciation Fund,

(q)  Investment Company Conservative Allocation Fund,

(r)  Investment Company Moderate Allocation Fund,

(s)  Investment Company Aggressive Allocation Fund,

(t)  Investment Company Small Cap Value Fund,

(u)  Investment Company Small Cap Growth Fund,

(v)  Investment Company Mid Cap Value Fund,

(w)  Fidelity VIP Mid Cap Portfolio,

(x)  Oppenheimer Main Street Fund VA,

(y)  Vanguard Variable Insurance Fund Diversified Portfolio,

(z)  Vanguard Variable Insurance Fund International Portfolio,

(aa)  Retirement Income Fund,

(bb)  2010 Retirement Fund,

(cc)  2015 Retirement Fund,

(dd)  2020 Retirement Fund,

(ee)  2025 Retirement Fund,

(ff)  2030 Retirement Fund,

(gg)  2035 Retirement Fund,

(hh)  2040 Retirement Fund, and

(ii)  2045 Retirement Fund.

Performance figures are based on historical earnings and are not guaranteed to reoccur. They are not necessarily indicative of the future investment performance of a particular Fund. Total return and yield for a Fund will vary based on changes in market conditions and the performance of the Underlying Fund. Unit values will fluctuate so that, when redeemed, they may be worth more or less than their original cost.

When communicating total return to current or prospective Participants, we also may compare a Fund's figures to the performance of other variable annuity accounts tracked by mutual fund rating services or to unmanaged indices that may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

See "Performance Information for the Separate Accounts" in the Prospectus.

SAFEKEEPING OF SEPARATE ACCOUNT ASSETS

We hold title to the Separate Account's assets, including shares of the Underlying Funds. We maintain records of all purchases and redemptions of Underlying Fund shares by each of the Separate Account Funds.

STATE REGULATION

We are subject to regulation by the New York State Superintendent of Insurance ("Superintendent") as well as by the insurance departments of all the other states and jurisdictions in which we do business.

We must file with the Superintendent an annual statement on a form specified by the National Association of Insurance Commissioners. We also must file with New York and other states a separate statement covering the separate accounts that we maintain, including the Separate Account. Our books and records are subject to review and examination by the Superintendent and the Superintendent's agents at all times. The Superintendent makes a full examination into our affairs at least every five years. Other states also may periodically conduct a full examination of our operations.

The laws of New York and of other states in which we are licensed to transact business specifically provide for regulation and supervision of the variable annuity activities of life insurance companies. Regulations require certain contract provisions and require us to obtain approval of contract forms.

State regulation does not involve any supervision or control over the investment policies of the Separate Account, or the selection of investments therefor, except for verification that any such investments are permissible under applicable law. Generally, the states in which we do business apply the laws of New York in determining permissible investments for us.

PERIODIC REPORTS

Prior to your Annuity Commencement Date, we will provide you, at least quarterly, with a statement as of a specified date covering the period since the last statement. The statement will set forth, for the covered period:

(1)  Amounts added to your Account Balance, which will be Deferred Compensation deposits under 457 Contracts or Contributions under Thrift, IRA, FPA and TDA Contracts made by you or on your behalf, including

•  the allocation of contributed amounts to the Separate and General Accounts;

•  the date Deferred Compensation was deducted from your salary or the Contribution was made, as well as any designation of the Contribution as a Designated Roth Contribution (if permitted by your Plan); and

•  the date the amount was credited to your account.

(2)  Interest accrued on amounts allocated for you to the General Account.

(3)  The number and dollar value of Accumulation Units credited to you in each Fund of the Separate Account;

(4)  The total amounts of all withdrawals and transfers from the General Account and each Fund; and

(5)  Any change in your plan's status with respect to eligibility for the Reduced Fee.

We have advised Employers that they should remit your Contributions to us within seven days of the date the Contribution was withheld from your pay.

The statement we send to you also will specify your Account Balance available to provide a periodic benefit, cash return or death benefit. We will transmit to Participants, at least semi-annually, reports showing the financial condition of the Separate Account and showing the schedules of investments held in each Underlying Fund.

LEGAL PROCEEDINGS

We are engaged in litigation of various kinds, which in our judgment is not of material importance in relation to our total assets. There are no legal proceedings pending to which the Separate Account is a party.

LEGAL MATTERS

All matters of applicable state law pertaining to the Contracts, including our right to issue the Contracts and certain legal matters relating to Federal securities laws, have been passed upon by James J. Roth, Executive Vice President and General Counsel of Mutual of America.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The statements of assets and liabilities of Mutual of America Separate Account No. 2 as of December 31, 2009 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended have been included herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein.

The consolidated statutory statements of financial condition of Mutual of America Life Insurance Company and subsidiaries (the "Company") as of December 31, 2009 and 2008, and the related consolidated statutory statements of operations and surplus, and cash flows for each of the years in the three-year period ended December 31, 2009, have been included herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The audit report, dated March 16, 2010, covering the December 31, 2009, 2008 and 2007 consolidated statutory statements referred to above contains an explanatory paragraph that states that the Company prepared the consolidated statutory financial statements using accounting practices prescribed or permitted by the State of New York Insurance Department, which practices differs from U.S. generally accepted accounting principles. Accordingly, the KPMG LLP audit report referred to above states that the consolidated statutory financial statements are not presented fairly in conformity with U.S. generally accepted accounting principles and further states that the consolidated statutory financial statements are presented fairly, in all material respects, in conformity with accounting practices prescribed or permitted by the State of New York Insurance Department. Further, the audit report contains an additional explanatory paragraph that states that in 2009, the Company changed its accounting for electronic data processing equipment, evaluation and classification of other than temporary impairment losses for certain investments and net deferred income tax assets that can be treated as an admitted asset, in accordance with amendments to Regulation No. 172 by the State of New York Insurance Department.

ADDITIONAL INFORMATION

We have filed with the SEC a registration statement under the Securities Act of 1933, as amended, concerning the Contracts. Not all of the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information or in the current Prospectus for the Contracts. Statements contained herein concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of those documents, reference should be made to the materials filed with the SEC. The SEC has an Internet web site at http://www.sec.gov, or you may write to the SEC's Public Reference Section, 100 F Street, NE, Washington, DC 20549-6009 and obtain copies upon payment of a duplicating fee.

FINANCIAL STATEMENTS

The statements of assets and liabilities of Mutual of America Separate Account No. 2 as of December 31, 2009 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended have been included herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein.

The consolidated statutory statements of financial condition of Mutual of America Life Insurance Company and subsidiaries (the "Company") as of December 31, 2009 and 2008, and the related consolidated statutory statements of operations and surplus, and cash flows for each of the years in the three-year period ended December 31, 2009, have been included herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The audit report, dated March 16, 2010, covering the December 31, 2009, 2008 and 2007 consolidated statutory statements referred to above contains an explanatory paragraph that states that the Company prepared the consolidated statutory financial statements using accounting practices prescribed or permitted by the State of New York Insurance Department, which practices differs from U.S. generally accepted accounting principles. Accordingly, the KPMG LLP audit report referred to above states that the consolidated statutory financial statements are not presented fairly in conformity with U.S. generally accepted accounting principles and further states that the consolidated statutory financial statements are presented fairly, in all material respects, in conformity with accounting practices prescribed or permitted by the State of New York Insurance Department. Further, the audit report contains an additional explanatory paragraph that states that in 2009, the Company changed its accounting for electronic data processing equipment, evaluation and classification of other than temporary impairment losses for certain investments and net deferred income tax assets that can be treated as an admitted asset, in accordance with amendments to Regulation No. 172 by the State of New York Insurance Department.

When you allocate Account Balance to the Separate Account Funds, the value of the Account Balance in those Funds is impacted primarily by the investment results of the Underlying Fund(s).

Financial statements of the Separate Account for 2009 are included as follows:

Financial Statements of Mutual of America for 2009, 2008 and 2007 are included as follows:

You should consider our financial statements included in this Statement of Additional Information as bearing on our ability to meet our obligations under the Contracts and to support our General Account.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of Mutual of America Life Insurance Company and Contract Owners of Mutual of America Separate Account No. 2:

We have audited the accompanying statements of assets and liabilities of Mutual of America Separate Account No. 2 (comprised of the sub-accounts listed in note 1 and collectively referred to as the "Separate Account") as of December 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the underlying mutual funds or their transfer agents. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mutual of America Separate Account No. 2 as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
April 30, 2010

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2009

	Investment Company
	Equity Index Fund	All America Fund	Small Cap Value Fund
Investments in Mutual of America Investment Corporation at market value (Cost: Equity Index Fund—$294,640,069 All America Fund—$269,989,004 Small Cap Value Fund—$137,458,435) (Notes 1 and 2)	$288,542,349	$192,748,996	$118,730,851
Due From (To) Mutual of America General Account	(1,354,782)	228,211	(27,868)
Net Assets	$287,187,567	$192,977,207	$118,702,983
Enhanced Units:
Net Assets at December 31, 2009	$95,784,903	$61,892,550	$39,752,219
Units Outstanding at December 31, 2009	33,799,915	7,461,631	35,801,424
Unit Value at December 31, 2009	$2.83	$8.29	$1.11
Standard Units:
Net Assets at December 31, 2009	$191,402,664	$131,084,657	$78,950,764
Units Outstanding at December 31, 2009	68,767,110	16,090,271	72,395,036
Unit Value at December 31, 2009	$2.78	$8.15	$1.09

	Investment Company
	Small Cap Growth Fund	Mid Cap Value Fund	Mid-Cap Equity Index Fund	Composite Fund
Investments in Mutual of America Investment Corporation at market value (Cost: Small Cap Growth Fund—$138,649,545 Mid Cap Value Fund—$21,990,282 Mid-Cap Equity Index Fund—$194,124,122 Composite Fund—$164,218,954) (Notes 1 and 2)	$116,135,819	$19,976,115	$187,937,552	$143,433,189
Due From (To) Mutual of America General Account	15,930	(22,171)	945,675	325,861
Net Assets	$116,151,749	$19,953,944	$188,883,227	$143,759,050
Enhanced Units:
Net Assets at December 31, 2009	$39,071,921	$6,215,185	$59,851,540	$44,846,981
Units Outstanding at December 31, 2009	37,501,832	6,027,606	32,515,358	7,626,926
Unit Value at December 31, 2009	$1.04	$1.03	$1.84	$5.88
Standard Units:
Net Assets at December 31, 2009	$77,079,828	$13,738,759	$129,031,687	$98,912,069
Units Outstanding at December 31, 2009	75,325,647	13,566,277	71,370,913	17,126,955
Unit Value at December 31, 2009	$1.02	$1.01	$1.81	$5.78

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2009

	Investment Company
	International Fund	Money Market Fund	Mid-Term Bond Fund	Bond Fund
Investments in Mutual of America Investment Corporation at market value (Cost: International Fund—$5,077,189 Money Market Fund—$80,900,724 Mid-Term Bond Fund—$101,644,802 Bond Fund—$144,735,428 (Notes 1 and 2)	$5,141,928	$83,428,607	$106,625,260	$145,236,642
Due From (To) Mutual of America General Account	54,759	208,538	167,611	291,140
Net Assets	$5,196,687	$83,637,145	$106,792,871	$145,527,782
Enhanced Units:
Net Assets at December 31, 2009	$1,957,034	$24,987,632	$35,435,528	$48,045,666
Units Outstanding at December 31, 2009	2,715,346	9,583,988	16,897,081	9,367,937
Unit Value at December 31, 2009	$0.72	$2.61	$2.10	$5.13
Standard Units:
Net Assets at December 31, 2009	$3,239,653	$58,649,513	$71,357,343	$97,482,116
Units Outstanding at December 31, 2009	4,533,819	22,905,751	34,643,640	19,352,018
Unit Value at December 31, 2009	$0.71	$2.56	$2.06	$5.04

	Investment Company
	Retirement Income Fund	2010 Retirement Fund	2015 Retirement Fund
Investments in Mutual of America Investment Corporation at market value (Cost: Retirement Income Fund—$4,851,465 2010 Retirement Fund—$9,713,289 2015 Retirement Fund—$25,650,384) (Notes 1 and 2)	$5,241,299	$10,055,409	$27,052,593
Due From (To) Mutual of America General Account	12,801	(10,810)	6,912
Net Assets	$5,254,100	$10,044,599	$27,059,505
Enhanced Units:
Net Assets at December 31, 2009	$1,228,334	$3,092,588	$6,543,326
Units Outstanding at December 31, 2009	1,180,810	3,222,869	7,115,706
Unit Value at December 31, 2009	$1.04	$0.96	$0.92
Standard Units:
Net Assets at December 31, 2009	$4,025,766	$6,952,011	$20,516,179
Units Outstanding at December 31, 2009	3,903,694	7,307,693	22,504,992
Unit Value at December 31, 2009	$1.03	$0.95	$0.91

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2009

	Investment Company
	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund
Investments in Mutual of America Investment Corporation at market value (Cost: 2020 Retirement Fund—$28,150,088 2025 Retirement Fund—$21,806,250 2030 Retirement Fund—$18,049,124) (Notes 1 and 2)	$29,274,674	$23,752,697	$19,976,843
Due From (To) Mutual of America General Account	78,580	(95,376)	(9,466)
Net Assets	$29,353,254	$23,657,321	$19,967,377
Enhanced Units:
Net Assets at December 31, 2009	$8,697,569	$6,166,019	$5,680,413
Units Outstanding at December 31, 2009	9,894,136	7,187,064	6,689,654
Unit Value at December 31, 2009	$0.88	$0.86	$0.85
Standard Units:
Net Assets at December 31, 2009	$20,655,685	$17,491,302	$14,286,964
Units Outstanding at December 31, 2009	23,701,491	20,564,720	16,971,298
Unit Value at December 31, 2009	$0.87	$0.85	$0.84
	Investment Company
	2035 Retirement Fund	2040 Retirement Fund	2045 Retirement Fund
Investments in Mutual of America Investment Corporation at market value (Cost: 2035 Retirement Fund—$13,868,551 2040 Retirement Fund—$12,307,390 2045 Retirement Fund—$13,338,447) (Notes 1 and 2)	$14,986,325	$13,459,057	$14,823,788
Due From (To) Mutual of America General Account	8,947	18,981	40,842
Net Assets	$14,995,272	$13,478,038	$14,864,630
Enhanced Units:
Net Assets at December 31, 2009	$4,440,734	$4,303,754	$4,542,584
Units Outstanding at December 31, 2009	5,372,933	5,252,792	5,587,544
Unit Value at December 31, 2009	$0.83	$0.82	$0.81
Standard Units:
Net Assets at December 31, 2009	$10,554,538	$9,174,284	$10,322,046
Units Outstanding at December 31, 2009	12,880,765	11,294,556	12,806,619
Unit Value at December 31, 2009	$0.82	$0.81	$0.81

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2009

	Investment Company
	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund
Investments in Mutual of America Investment Corporation at market value (Cost: Conservative Allocation Fund—$24,239,410 Moderate Allocation Fund—$92,350,422 Aggressive Allocation Fund—$88,340,674) (Notes 1 and 2)	$24,278,795	$91,312,531	$83,153,094
Due From (To) Mutual of America General Account	(66,391)	(143,179)	(132,481)
Net Assets	$24,212,404	$91,169,352	$83,020,613
Enhanced Units:
Net Assets at December 31, 2009	$7,488,267	$29,870,273	$25,686,030
Units Outstanding at December 31, 2009	5,839,779	21,856,756	18,142,017
Unit Value at December 31, 2009	$1.28	$1.37	$1.42
Standard Units:
Net Assets at December 31, 2009	$16,724,137	$61,299,079	$57,334,583
Units Outstanding at December 31, 2009	13,280,018	45,666,720	41,228,502
Unit Value at December 31, 2009	$1.26	$1.34	$1.39

	Fidelity
	VIP Equity-Income Fund	VIP Asset Manager Fund	VIP Contrafund	VIP Mid Cap Fund
Investments in Fidelity VIP Portfolios at market value (Cost: Fidelity VIP Equity-Income Fund—$230,670,859 Fidelity VIP Asset Manager Fund—$111,250,375 Fidelity VIP Contrafund—$531,534,194 Fidelity VIP Mid Cap Fund—$108,473,262) (Notes 1 and 2)	$180,204,916	$102,748,059	$452,251,649	$96,385,611
Due From (To) Mutual of America General Account	(85,657)	94,721	(185,445)	186,962
Net Assets	$180,119,259	$102,842,780	$452,066,204	$96,572,573
Enhanced Units:
Net Assets at December 31, 2009	$61,610,356	$33,216,766	$144,477,416	$28,400,732
Units Outstanding at December 31, 2009	1,697,734	1,079,065	3,627,347	745,051
Unit Value at December 31, 2009	$36.29	$30.78	$39.83	$38.12
Standard Units:
Net Assets at December 31, 2009	$118,508,903	$69,626,014	$307,588,788	$68,171,841
Units Outstanding at December 31, 2009	3,324,973	2,302,990	7,862,980	1,820,903
Unit Value at December 31, 2009	$35.64	$30.23	$39.12	$37.44

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2009

	Vanguard		DWS
	VIF Diversified Value Fund	VIF International Fund	Bond Fund	Capital Growth Fund
Investments in Vanguard Portfolios and DWS Variable Series I Portfolios at market value (Cost: Vanguard VIF Diversified Value Fund—$69,577,202 Vanguard VIF International Fund—$145,019,388 DWS Bond Fund—$42,615,382 DWS Capital Growth Fund—$196,523,257) (Notes 1 and 2)	$59,266,420	$128,859,299	$37,580,556	$204,008,462
Due From (To) Mutual of America General Account	(21,677)	(50,060)	30,978	(206,547)
Net Assets	$59,244,743	$128,809,239	$37,611,534	$203,801,915
Enhanced Units:
Net Assets at December 31, 2009	$18,559,133	$39,655,116	$13,558,063	$69,803,938
Units Outstanding at December 31, 2009	1,319,290	1,995,207	802,171	1,953,748
Unit Value at December 31, 2009	$14.07	$19.88	$16.90	$35.73
Standard Units:
Net Assets at December 31, 2009	$40,685,610	$89,154,123	$24,053,471	$133,997,977
Units Outstanding At December 31, 2009	2,944,577	4,566,965	1,449,035	3,818,408
Unit Value at December 31, 2009	$13.82	$19.52	$16.60	$35.09
	DWS	Oppenheimer	American Century	Calvert
	International Fund	VA Main Street Fund	VP Capital Appreciation Fund	Social Balanced Fund
Investments in DWS International Fund, Oppenheimer VA Main Street Fund, American Century VP Capital Appreciation Fund and Calvert Social Balanced Fund at market value (Cost: DWS International Fund—$113,471,408 Oppenheimer VA Main Street Fund—$14,216,189 American Century VP Capital Appreciation Fund—$159,876,934 Calvert Social Balanced Fund—$86,356,955) (Notes 1 and 2)	$109,624,212	$13,156,234	$168,165,873	$74,491,525
Due From (To) Mutual of America General Account	(51,480)	1,842	(280,356)	70,947
Net Assets	$109,572,732	$13,158,076	$167,885,517	$74,562,472
Enhanced Units:
Net Assets at December 31, 2009	$37,661,825	$4,358,418	$52,271,698	$20,755,952
Units Outstanding at December 31, 2009	2,058,031	215,803	2,560,546	6,377,289
Unit Value at December 31, 2009	$18.30	$20.20	$20.41	$3.25
Standard Units:
Net Assets at December 31, 2009	$71,910,907	$8,799,658	$115,613,819	$53,806,520
Units Outstanding at December 31, 2009	4,000,670	443,609	5,765,984	16,831,827
Unit Value at December 31, 2009	$17.97	$19.84	$20.05	$3.20

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2009

	Investment Company
	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Mid Cap Value Fund	Mid-Cap Equity Index Fund
Investment Income and Expenses:
Dividend Income (Note 1)	$4,579,703	$3,405,810	$1,256,505	$—	$250,375	$1,899,071
Expenses (Note 3)	1,856,560	1,297,486	758,967	740,959	123,081	1,156,683
Net Investment Income (Loss)	2,723,143	2,108,324	497,538	(740,959)	127,294	742,388
Net Realized and Unrealized Gain (Loss) on Investments (Note 1):
Net realized gain (loss) on investment transactions	(14,811,700)	(19,606,353)	(3,832,501)	(4,355,355)	(853,171)	(11,366,303)
Realized gain distributions	—	—	—	—	—	1,701,171
Net realized gain (loss) on investments	(14,811,700)	(19,606,353)	(3,832,501)	(4,355,355)	(853,171)	(9,665,132)
Net change in unrealized appreciation (depreciation) on investments	69,239,860	55,334,472	29,176,193	29,285,847	4,398,733	55,899,306
Net Realized and Unrealized Gain (Loss) on Investments	54,428,160	35,728,119	25,343,692	24,930,492	3,545,562	46,234,174
Net Increase (Decrease) in Net Assets Resulting From Operations	$57,151,303	$37,836,443	$25,841,230	$24,189,533	$3,672,856	$46,976,562
	Investment Company
	Composite Fund	International Fund	Money Market Fund	Mid-Term Bond Fund	Bond Fund	Retirement Income Fund
Investment Income and Expenses:
Dividend Income (Note 1)	$3,878,634	$109,059	$59,951	$3,960,789	$5,712,388	$1,926
Expenses (Note 3)	1,036,634	23,917	774,905	778,888	978,343	27,499
Net Investment Income (Loss)	2,842,000	85,142	(714,954)	3,181,901	4,734,045	(25,573)
Net Realized and Unrealized Gain (Loss) on Investments (Note 1):
Net realized gain (loss) on investment transactions	(5,659,564)	(69,355)	(4,078,404)	(1,804,463)	(1,940,996)	(105,550)
Realized gain distributions	—	—	12,192	951,613	—	—
Net realized gain (loss) on investments	(5,659,564)	(69,355)	(4,066,212)	(852,850)	(1,940,996)	(105,550)
Net change in unrealized appreciation (depreciation) on investments	24,364,606	758,136	3,930,803	7,464,826	13,102,892	604,337
Net Realized and Unrealized Gain (Loss) on Investments	18,705,042	688,781	(135,409)	6,611,976	11,161,896	498,787
Net Increase (Decrease) in Net Assets Resulting From Operations	$21,547,042	$773,923	$(850,363)	$9,793,877	$15,895,941	$473,214

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2009

	Investment Company
	2010 Retirement Fund	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund	2035 Retirement Fund
Investment Income and Expenses:
Dividend Income (Note 1)	$250,003	$631,970	$644,762	$456,410	$349,050	$232,071
Expenses (Note 3)	53,101	153,506	143,809	114,142	95,251	69,031
Net Investment Income (Loss)	196,902	478,464	500,953	342,268	253,799	163,040
Net Realized and Unrealized Gain (Loss) on Investments (Note 1):
Net realized gain (loss) on investment transactions	(219,911)	(471,029)	(352,955)	(503,341)	(674,001)	(11,040)
Realized gain distributions	34,720	66,604	71,236	49,822	42,582	37,588
Net realized gain (loss) on investments	(185,191)	(404,425)	(281,719)	(453,519)	(631,419)	26,548
Net change in unrealized appreciation (depreciation) on investments	1,180,958	3,696,151	3,804,869	3,666,721	3,648,068	2,290,196
Net Realized And Unrealized Gain (Loss) on Investments	995,767	3,291,726	3,523,150	3,213,202	3,016,649	2,316,744
Net Increase (Decrease) in Net Assets Resulting From Operations	$1,192,669	$3,770,190	$4,024,103	$3,555,470	$3,270,448	$2,479,784

	Investment Company
	2040 Retirement Fund	2045 Retirement Fund	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund
Investment Income and Expenses:
Dividend Income (Note 1)	$198,992	$216,334	$791,989	$2,315,169	$1,373,168
Expenses (Note 3)	60,314	66,982	150,923	578,465	516,289
Net Investment Income (Loss)	138,678	149,352	641,066	1,736,704	856,879
Net Realized and Unrealized Gain (Loss) on Investments (Note 1):
Net realized gain (loss) on investment transactions	(48,454)	(42,533)	(302,166)	(3,680,926)	(3,280,004)
Realized gain distributions	36,521	11,948	119,004	269,411	128,472
Net realized gain (loss) on investments	(11,933)	(30,585)	(183,162)	(3,411,515)	(3,151,532)
Net change in unrealized appreciation (depreciation) on investments	2,131,635	2,386,717	2,305,044	16,057,784	17,848,139
Net Realized and Unrealized Gain (Loss) on Investments	2,119,702	2,356,132	2,121,882	12,646,269	14,696,607
Net Increase (Decrease) in Net Assets Resulting From Operations	$2,258,380	$2,505,484	$2,762,948	$14,382,973	$15,553,486

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2009

	Fidelity			Vanguard
	VIP Equity-Income Fund	VIP Asset Manager Fund	VIP Contrafund	VIP Mid Cap Fund	VIF Diversified Value Fund	VIF International Fund
Investment Income and Expenses:
Dividend Income (Note 1)	$3,578,104	$2,187,442	$5,404,898	$552,790	$1,747,700	$3,180,883
Expenses (Note 3)	998,813	576,968	2,504,512	472,393	349,442	723,052
Net Investment Income (Loss)	2,579,291	1,610,474	2,900,386	80,397	1,398,258	2,457,831
Net Realized and Unrealized Gain (Loss) on Investments (Note 1):
Net realized gain (loss) on investment transactions	(10,120,911)	(5,154,014)	(16,207,485)	(3,284,158)	(2,092,977)	(2,064,742)
Realized gain distributions	—	154,521	108,206	423,885	—	—
Net realized gain (loss) on investments	(10,120,911)	(4,999,493)	(16,099,279)	(2,860,273)	(2,092,977)	(2,064,742)
Net change in unrealized appreciation (depreciation) on investments	47,480,043	24,821,124	127,259,859	25,464,126	12,128,630	32,814,621
Net Realized and Unrealized Gain (Loss) on Investments	37,359,132	19,821,631	111,160,580	22,603,853	10,035,653	30,749,879
Net Increase (Decrease) in Net Assets Resulting From Operations	$39,938,423	$21,432,105	$114,060,966	$22,684,250	$11,433,911	$33,207,710
	DWS			Oppenheimer	American Century	Calvert
	Bond Fund	Capital Growth Fund	International Fund	VA Main Street Fund	VP Capital Appreciation Fund	Social Balanced Fund
Investment Income and Expenses:
Dividend Income (Note 1)	$2,937,112	$2,353,367	$4,022,303	$172,843	$1,039,129	$1,468,383
Expenses (Note 3)	277,329	1,373,466	711,177	79,534	737,358	510,920
Net Investment Income (Loss)	2,659,783	979,901	3,311,126	93,309	301,771	957,463
Net Realized and Unrealized Gain (Loss) on Investments (Note 1):
Net realized gain (loss) on investment transactions	(3,369,882)	(6,121,350)	(7,679,395)	(861,115)	(11,429,215)	(1,904,020)
Realized gain distributions	—	—	—	—	—	—
Net realized gain (loss) on investments	(3,369,882)	(6,121,350)	(7,679,395)	(861,115)	(11,429,215)	(1,904,020)
Net change in unrealized appreciation (depreciation) on investments	3,867,221	47,611,547	30,916,313	3,406,285	54,803,691	15,209,730
Net Realized and Unrealized Gain (Loss) on Investments	497,339	41,490,197	23,236,918	2,545,170	43,374,476	13,305,710
Net Increase (Decrease) in Net Assets Resulting From Operations	$3,157,122	$42,470,098	$26,548,044	$2,638,479	$43,676,247	$14,263,173

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Investment Company
	Equity Index Fund		All America Fund		Small Cap Value Fund
	2009	2008	2009	2008	2009	2008
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$2,723,143	$2,708,932	$2,108,324	$1,241,428	$497,538	$463,646
Net realized gain (loss) on investments	(14,811,700)	2,181,889	(19,606,353)	(4,954,246)	(3,832,501)	(2,675,882)
Net change in unrealized appreciation (depreciation) on investments	69,239,860	(141,755,428)	55,334,472	(92,751,822)	29,176,193	(35,569,393)
Net Increase (Decrease) in net assets resulting from operations	57,151,303	(136,864,607)	37,836,443	(96,464,640)	25,841,230	(37,781,629)
Increase in net assets from distributions of return of capital	—	—	—	—	—	963,273
From Unit Transactions:
Contributions	31,251,253	36,006,729	13,697,412	16,214,829	12,100,114	13,981,040
Withdrawals	(17,935,752)	(31,157,438)	(12,602,312)	(25,495,134)	(7,532,027)	(11,393,805)
Net transfers	(7,458,207)	(26,884,828)	(9,985,490)	(20,380,393)	(3,008,820)	(10,242,379)
Contract fees	(85,219)	(102,239)	(71,528)	(85,620)	(16,018)	(19,119)
Net Increase (Decrease) from unit transactions	5,772,075	(22,137,776)	(8,961,918)	(29,746,318)	1,543,249	(7,674,263)
Net Increase (Decrease) in Net Assets	62,923,378	(159,002,383)	28,874,525	(126,210,958)	27,384,479	(44,492,619)
Net Assets:
Beginning of Year	224,264,189	383,266,572	164,102,682	290,313,640	91,318,504	135,811,123
End of Year	$287,187,567	$224,264,189	$192,977,207	$164,102,682	$118,702,983	$91,318,504
	Investment Company
	Small Cap Growth Fund		Mid-Cap Value Fund		Mid-Cap Equity Index Fund
	2009	2008	2009	2008	2009	2008
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(740,959)	$(888,455)	$127,294	$180,916	$742,388	$912,369
Net realized gain (loss) on investments	(4,355,355)	196,232	(853,171)	(271,858)	(9,665,132)	2,430,233
Net change in unrealized appreciation (depreciation) on investments	29,285,847	(48,474,672)	4,398,733	(6,360,797)	55,899,306	(81,140,371)
Net Increase (Decrease) in net assets resulting from operations	24,189,533	(49,166,895)	3,672,856	(6,451,739)	46,976,562	(77,797,769)
From Unit Transactions:
Contributions	12,527,794	14,159,480	3,896,802	4,390,846	21,380,311	26,265,136
Withdrawals	(7,192,393)	(11,656,610)	(1,451,689)	(1,473,645)	(11,202,381)	(19,484,834)
Net transfers	(4,061,923)	(8,692,255)	80,419	(1,007,765)	2,247,646	(25,238,588)
Contract fees	(1,586)	(1,429)	(1,027)	(1,098)	(36,598)	(41,733)
Net Increase (Decrease) from unit transactions	1,271,892	(6,190,814)	2,524,505	1,908,338	12,388,978	(18,500,019)
Net Increase (Decrease) in Net Assets	25,461,425	(55,357,709)	6,197,361	(4,543,401)	59,365,540	(96,297,788)
Net Assets:
Beginning of Year	90,690,324	146,048,033	13,756,583	18,299,984	129,517,687	225,815,475
End of Year	$116,151,749	$90,690,324	$19,953,944	$13,756,583	$188,883,227	$129,517,687

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Investment Company
	Composite Fund		International Fund		Money Market Fund
	2009	2008	2009	2008	2009	2008
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$2,842,000	$3,679,913	$85,142	$43,999	$(714,954)	$2,611,429
Net realized gain (loss) on investments	(5,659,564)	(2,645,943)	(69,355)	(30,600)	(4,066,212)	175,220
Net change in unrealized appreciation (depreciation) on investments	24,364,606	(42,554,744)	758,136	(678,182)	3,930,803	(814,407)
Net Increase (Decrease) in net assets resulting from operations	21,547,042	(41,520,774)	773,923	(664,783)	(850,363)	1,972,242
From Unit Transactions:
Contributions	8,941,733	11,155,751	2,596,248	1,794,766	17,191,359	21,485,554
Withdrawals	(12,473,012)	(19,438,483)	(186,222)	(151,308)	(14,127,241)	(22,265,776)
Net transfers	(5,710,538)	(11,212,738)	298,353	222,588	(45,369,708)	(3,601,723)
Contract fees	(67,160)	(79,291)	(390)	(196)	(109,591)	(123,429)
Net Increase (Decrease) from unit transactions	(9,308,977)	(19,574,761)	2,707,989	1,865,850	(42,415,181)	(4,505,374)
Net Increase (Decrease) in Net Assets	12,238,065	(61,095,535)	3,481,912	1,201,067	(43,265,544)	(2,533,132)
Net Assets:
Beginning of Year	131,520,985	192,616,520	1,714,775	513,708	126,902,689	129,435,821
End of Year	$143,759,050	$131,520,985	$5,196,687	$1,714,775	$83,637,145	$126,902,689
	Investment Company
	Mid-Term Bond Fund		Bond Fund		Retirement Income Fund
	2009	2008	2009	2008	2009	2008
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$3,181,901	$3,042,783	$4,734,045	$4,966,974	$(25,573)	$57,981
Net realized gain (loss) on investments	(852,850)	71,429	(1,940,996)	(483,565)	(105,550)	(34,945)
Net change in unrealized appreciation (depreciation) on investments	7,464,826	(2,924,084)	13,102,892	(7,505,556)	604,337	(192,885)
Net Increase (Decrease) in net assets resulting from operations	9,793,877	190,128	15,895,941	(3,022,147)	473,214	(169,849)
Increase in net assets from distributions of return of capital	51,937	—	—	—	—	—
From Unit Transactions:
Contributions	15,507,573	15,519,746	20,070,990	17,876,591	1,581,816	1,384,138
Withdrawals	(9,680,318)	(11,573,752)	(12,235,484)	(12,733,756)	(395,770)	(621,580)
Net transfers	(718,716)	23,890,041	12,343,157	(468,753)	1,606,820	867,355
Contract fees	(68,641)	(73,445)	(84,479)	(94,908)	(1,524)	(520)
Net Increase (Decrease) from unit transactions	5,039,898	27,762,590	20,094,184	4,579,174	2,791,342	1,629,393
Net Increase (Decrease) in Net Assets	14,885,712	27,952,718	35,990,125	1,557,027	3,264,556	1,459,544
Net Assets:
Beginning of Year	91,907,159	63,954,441	109,537,657	107,980,630	1,989,544	530,000
End of Year	$106,792,871	$91,907,159	$145,527,782	$109,537,657	$5,254,100	$1,989,544

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Investment Company
	2010 Retirement Fund		2015 Retirement Fund		2020 Retirement Fund
	2009	2008	2009	2008	2009	2008
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$196,902	$151,157	$478,464	$299,823	$500,953	$289,683
Net realized gain (loss) on investments	(185,191)	(47,045)	(404,425)	(133,460)	(281,719)	(24,090)
Net change in unrealized appreciation (depreciation) on investments	1,180,958	(799,896)	3,696,151	(2,189,041)	3,804,869	(2,573,966)
Net Increase (Decrease) in net assets resulting from operations	1,192,669	(695,784)	3,770,190	(2,022,678)	4,024,103	(2,308,373)
From Unit Transactions:
Contributions	2,300,855	1,828,451	8,758,112	6,131,956	10,267,159	6,861,685
Withdrawals	(603,984)	(301,666)	(1,464,705)	(387,445)	(1,327,921)	(832,792)
Net transfers	1,970,530	3,457,202	4,577,478	5,139,756	5,196,026	4,913,408
Contract fees	(1,619)	(778)	(5,785)	(2,200)	(8,118)	(2,962)
Net Increase (Decrease) from unit transactions	3,665,782	4,983,209	11,865,100	10,882,067	14,127,146	10,939,339
Net Increase (Decrease) in Net Assets	4,858,451	4,287,425	15,635,290	8,859,389	18,151,249	8,630,966
Net Assets:
Beginning of Year	5,186,148	898,723	11,424,215	2,564,826	11,202,005	2,571,039
End of Year	$10,044,599	$5,186,148	$27,059,505	$11,424,215	$29,353,254	$11,202,005
	Investment Company
	2025 Retirement Fund		2030 Retirement Fund		2035 Retirement Fund
	2009	2008	2009	2008	2009	2008
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$342,268	$173,185	$253,799	$137,086	$163,040	$80,801
Net realized gain (loss) on investments	(453,519)	(8,154)	(631,419)	11,174	26,548	20,227
Net change in unrealized appreciation (depreciation) on investments	3,666,721	(1,695,444)	3,648,068	(1,665,103)	2,290,196	(1,147,550)
Net Increase (Decrease) in net assets resulting from operations	3,555,470	(1,530,413)	3,270,448	(1,516,843)	2,479,784	(1,046,522)
From Unit Transactions:
Contributions	9,700,492	5,077,791	9,160,578	3,962,902	6,969,200	3,514,960
Withdrawals	(845,129)	(506,074)	(1,047,645)	(317,213)	(652,011)	(240,937)
Net transfers	3,848,911	3,606,279	2,390,484	2,903,325	2,134,222	1,325,670
Contract fees	(7,780)	(2,614)	(7,462)	(2,430)	(7,941)	(2,458)
Net Increase (Decrease) from unit transactions	12,696,494	8,175,382	10,495,955	6,546,584	8,443,470	4,597,235
Net Increase (Decrease) in Net Assets	16,251,964	6,644,969	13,766,403	5,029,741	10,923,254	3,550,713
Net Assets:
Beginning of Year	7,405,357	760,388	6,200,974	1,171,233	4,072,018	521,305
End of Year	$23,657,321	$7,405,357	$19,967,377	$6,200,974	$14,995,272	$4,072,018

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Investment Company
	2040 Retirement Fund		2045 Retirement Fund		Conservative Allocation Fund
	2009	2008	2009	2008	2009	2008
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$138,678	$65,618	$149,352	$68,425	$641,066	$490,556
Net realized gain (loss) on investments	(11,933)	16,933	(30,585)	15,501	(183,162)	(144,201)
Net change in unrealized appreciation (depreciation) on investments	2,131,635	(958,523)	2,386,717	(888,204)	2,305,044	(2,246,572)
Net Increase (Decrease) in net assets resulting from operations	2,258,380	(875,972)	2,505,484	(804,278)	2,762,948	(1,900,217)
From Unit Transactions:
Contributions	6,622,561	3,034,888	7,915,284	3,483,950	5,562,311	4,843,664
Withdrawals	(642,315)	(276,182)	(819,063)	(290,324)	(1,982,277)	(1,971,139)
Net transfers	1,830,656	1,119,029	1,725,217	878,413	2,246,964	835,053
Contract fees	(7,588)	(2,444)	(12,883)	(3,461)	(10,518)	(8,838)
Net Increase (Decrease) from unit transactions	7,803,314	3,875,291	8,808,555	4,068,578	5,816,480	3,698,740
Net Increase (Decrease) in Net Assets	10,061,694	2,999,319	11,314,039	3,264,300	8,579,428	1,798,523
Net Assets:
Beginning of Year	3,416,344	417,025	3,550,591	286,291	15,632,976	13,834,453
End of Year	$13,478,038	$3,416,344	$14,864,630	$3,550,591	$24,212,404	$15,632,976
	Investment Company				Fidelity
	Moderate Allocation Fund		Aggressive Allocation Fund		VIP Equity-Income Fund
	2009	2008	2009	2008	2009	2008
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,736,704	$1,605,801	$856,879	$1,032,918	$2,579,291	$3,797,555
Net realized gain (loss) on investments	(3,411,515)	(105,731)	(3,151,532)	(21,725)	(10,120,911)	(3,846,013)
Net change in unrealized appreciation (depreciation) on investments	16,057,784	(17,136,428)	17,848,139	(22,329,864)	47,480,043	(109,076,321)
Net Increase (Decrease) in net assets resulting from operations	14,382,973	(15,636,358)	15,553,486	(21,318,671)	39,938,423	(109,124,779)
From Unit Transactions:
Contributions	19,005,514	20,105,219	18,679,878	20,000,210	18,888,226	25,230,916
Withdrawals	(6,135,957)	(9,682,528)	(5,015,143)	(7,503,510)	(12,192,084)	(24,270,878)
Net transfers	87,632	(4,800,282)	(2,305,201)	(4,476,105)	(5,884,196)	(23,498,023)
Contract fees	(34,018)	(32,769)	(29,608)	(30,619)	(90,367)	(109,995)
Net Increase (Decrease) from unit transactions	12,923,171	5,589,640	11,329,926	7,989,976	721,579	(22,647,980)
Net Increase (Decrease) in Net Assets	27,306,144	(10,046,718)	26,883,412	(13,328,695)	40,660,002	(131,772,759)
Net Assets:
Beginning of Year	63,863,208	73,909,926	56,137,201	69,465,896	139,459,257	271,232,016
End of Year	$91,169,352	$63,863,208	$83,020,613	$56,137,201	$180,119,259	$139,459,257

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Fidelity
	VIP Asset Manager Fund		VIP Contrafund		VIP Mid Cap Fund
	2009	2008	2009	2008	2009	2008
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,610,474	$1,989,082	$2,900,386	$1,592,379	$80,397	$(133,158)
Net realized gain (loss) on investments	(4,999,493)	7,273,186	(16,099,279)	7,019,754	(2,860,273)	8,646,592
Net change in unrealized appreciation (depreciation) on investments	24,821,124	(41,444,452)	127,259,859	(261,848,089)	25,464,126	(41,069,513)
Net Increase (Decrease) in net assets resulting from operations	21,432,105	(32,182,184)	114,060,966	(253,235,956)	22,684,250	(32,556,079)
From Unit Transactions:
Contributions	12,762,121	16,309,587	46,006,759	58,123,875	15,547,908	15,611,066
Withdrawals	(7,406,837)	(11,907,930)	(29,588,572)	(48,819,274)	(5,194,034)	(6,546,882)
Net transfers	575,217	6,063,707	(7,091,574)	(38,900,864)	13,579,665	(7,644,856)
Contract fees	(56,760)	(63,779)	(73,859)	(83,336)	(3,317)	(2,993)
Net Increase (Decrease) from unit transactions	5,873,741	10,401,585	9,252,754	(29,679,599)	23,930,222	1,416,335
Net Increase (Decrease) in Net Assets	27,305,846	(21,780,599)	123,313,720	(282,915,555)	46,614,472	(31,139,744)
Net Assets:
Beginning of Year	75,536,934	97,317,533	328,752,484	611,668,039	49,958,101	81,097,845
End of Year	$102,842,780	$75,536,934	$452,066,204	$328,752,484	$96,572,573	$49,958,101
	Vanguard				DWS
	VIF Diversified Value Fund		VIF International Fund		Bond Fund
	2009	2008	2009	2008	2009	2008
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,398,258	$1,037,587	$2,457,831	$1,631,377	$2,659,783	$2,095,977
Net realized gain (loss) on investments	(2,092,977)	1,573,361	(2,064,742)	6,356,583	(3,369,882)	(439,802)
Net change in unrealized appreciation (depreciation) on investments	12,128,630	(24,545,140)	32,814,621	(63,937,635)	3,867,221	(9,519,244)
Net Increase (Decrease) in net assets resulting from operations	11,433,911	(21,934,192)	33,207,710	(55,949,675)	3,157,122	(7,863,069)
From Unit Transactions:
Contributions	11,017,387	11,672,881	25,955,383	31,321,176	4,214,687	5,642,356
Withdrawals	(3,489,495)	(5,924,135)	(7,886,297)	(10,413,975)	(3,597,380)	(5,097,421)
Net transfers	1,208,856	(7,596,049)	7,000,368	(9,389,421)	(2,183,617)	(3,200,349)
Contract fees	(5,493)	(5,106)	(3,613)	(3,972)	(28,720)	(35,263)
Net Increase (Decrease) from unit transactions	8,731,255	(1,852,409)	25,065,841	11,513,808	(1,595,030)	(2,690,677)
Net Increase (Decrease) in Net Assets	20,165,166	(23,786,601)	58,273,551	(44,435,867)	1,562,092	(10,553,746)
Net Assets:
Beginning of Year	39,079,577	62,866,178	70,535,688	114,971,555	36,049,442	46,603,188
End of Year	$59,244,743	$39,079,577	$128,809,239	$70,535,688	$37,611,534	$36,049,442

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	DWS				Oppenheimer
	Capital Growth Fund		International Fund		VA Main Street Fund
	2009	2008	2009	2008	2009	2008
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$979,901	$(1,772,092)	$3,311,126	$920,810	$93,309	$67,216
Net realized gain (loss) on investments	(6,121,350)	4,073,226	(7,679,395)	27,700,655	(861,115)	363,003
Net change in unrealized appreciation (depreciation) on investments	47,611,547	(91,634,898)	30,916,313	(115,239,231)	3,406,285	(5,238,704)
Net Increase (Decrease) in net assets resulting from operations	42,470,098	(89,333,764)	26,548,044	(86,617,766)	2,638,479	(4,808,485)
From Unit Transactions:
Contributions	14,073,227	17,263,578	10,860,771	16,123,903	2,766,752	3,288,972
Withdrawals	(14,533,151)	(23,281,360)	(8,686,132)	(15,383,606)	(798,136)	(1,183,556)
Net transfers	(10,026,338)	(15,618,426)	(6,141,356)	(13,945,202)	418,258	(750,430)
Contract fees	(30,096)	(35,340)	(11,315)	(13,872)	(1,465)	(1,320)
Net Increase (Decrease) from unit transactions	(10,516,358)	(21,671,548)	(3,978,032)	(13,218,777)	2,385,409	1,353,666
Net Increase (Decrease) in Net Assets	31,953,740	(111,005,312)	22,570,012	(99,836,543)	5,023,888	(3,454,819)
Net Assets:
Beginning of Year	171,848,175	282,853,487	87,002,720	186,839,263	8,134,188	11,589,007
End of Year	$203,801,915	$171,848,175	$109,572,732	$87,002,720	$13,158,076	$8,134,188

	American Century		Calvert
	VP Capital Appreciation Fund		Social Balanced Fund
	2009	2008	2009	2008
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$301,771	$(948,958)	$957,463	$1,328,971
Net realized gain (loss) on investments	(11,429,215)	19,563,083	(1,904,020)	323,767
Net change in unrealized appreciation (depreciation) on investments	54,803,691	(126,826,478)	15,209,730	(28,775,455)
Net Increase (Decrease) in net assets resulting from operations	43,676,247	(108,212,353)	14,263,173	(27,122,717)
From Unit Transactions:
Contributions	18,552,967	23,265,255	9,804,119	10,484,221
Withdrawals	(11,447,055)	(18,782,819)	(4,863,710)	(7,154,450)
Net transfers	1,460,295	(34,694,644)	(2,173,308)	(5,455,965)
Contract fees	(14,174)	(15,968)	(47,675)	(56,721)
Net Increase (Decrease) from unit transactions	8,552,033	(30,228,176)	2,719,426	(2,182,915)
Net Increase (Decrease) in Net Assets	52,228,280	(138,440,529)	16,982,599	(29,305,632)
Net Assets:
Beginning of Year	115,657,237	254,097,766	57,579,873	86,885,505
End of Year	$167,885,517	$115,657,237	$74,562,472	$57,579,873

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies and Organization

Separate Account No. 2 of Mutual of America Life Insurance Company ("the Company") was established in conformity with New York Insurance Law and commenced operations on June 4, 1984. On October 31, 1986, Separate Account No. 2 was reorganized into a unit investment trust. Separate Account No. 2 consists of 35 distinct funds. Each invests in shares of one of 23 funds of Mutual of America Investment Corporation (the "Investment Company"): the Money Market, All America, Equity Index, Mid-Cap Equity Index, Mid Cap Value, Small Cap Growth, Small Cap Value, Composite, Bond, Mid-Term Bond, International, Conservative Allocation, Moderate Allocation, Aggressive Allocation (together, these latter three Funds may be referred to as the "Allocation Funds"), Retirement Income, 2010 Retirement, 2015 Retirement, 2020 Retirement, 2025 Retirement, 2030 Retirement, 2035 Retirement, 2040 Retirement and 2045 Retirement (together, these latter nine Funds may be referred to as the "Retirement Funds") Funds; three portfolios of DWS Variable Series I ("DWS"): the Bond VIP, Capital Growth VIP and International VIP Portfolios; the VP Capital Appreciation Fund of American Century Variable Portfolios, Inc. ("American Century"); the Calvert Social Balanced Portfolio of Calvert Variable Series, Inc. ("Calvert"); the Equity-Income, Contrafund, Asset Manager and Mid Cap Portfolios of Fidelity Investments Variable Insurance Products Funds ("Fidelity"); the Diversified Value and International Portfolios of Vanguard Variable Insurance Fund ("Vanguard"); and the Oppenheimer Main Street Fund/VA of Oppenheimer Variable Account Funds ("Oppenheimer").

The Investment Company Mid Cap Value, Small Cap Growth and Small Cap Value Funds, the Fidelity Mid Cap Portfolio, the Vanguard Diversified Value and International Portfolios and the Oppenheimer Main Street Fund/VA became available to Separate Account No. 2 as investment alternatives on July 1, 2005. The Investment Company International and Retirement Funds became available to Separate Account No. 2 as investment alternatives on November 5, 2007.

Separate Account No. 2 was formed by the Company to support the operations of the Company's group and individual variable accumulation annuity contracts ("Contracts"). The assets of Separate Account No. 2 are the property of the Company. The portion of Separate Account No. 2's assets applicable to the Contracts will not be charged with liabilities arising out of any other business the Company may conduct.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts of assets, liabilities, income, expenses and related disclosures. Actual results, however, may differ from those estimates.

The following is a summary of the significant accounting policies consistently followed by the Company, which are in conformity with U.S. generally accepted accounting principles:

Fair Value — Separate Account No. 2 values its investments at fair value. Fair value is an estimate of the price the Separate Account would receive upon selling a security in an orderly arms-length transaction. Investments are categorized based on a three-level valuation hierarchy for measurement and disclosure of fair value. The valuation hierarchy is based upon the transparency of inputs used to measure fair value. The three levels are as follows:

•	Level 1 — quoted prices in active markets for identical securities.
•	Level 2 — other significant observable inputs (including yield, quality, coupon rate, maturity, issue type, quoted prices for similar securities, prepayment speeds, trading characteristics, etc.).

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

1. Significant Accounting Policies and Organization (Continued)

•	Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

As of December 31, 2009, management determined that the fair value inputs for all of Separate Account No.2 investments, which consist solely of investments in mutual funds registered with the Securities and Exchange Commission, were considered Level 1. The inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value Separate Account No. 2's net assets as of December 31, 2009, by fair value input hierarchy:

Fund	Level 1 — Quoted Prices	Level 2 — Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Investments at Market Value:
Investment Company Funds:
Equity Index Fund	$288,542,349	—	—	$288,542,349
All America Fund	$192,748,996	—	—	$192,748,996
Small Cap Value Fund	$118,730,851	—	—	$118,730,851
Small Cap Growth Fund	$116,135,819	—	—	$116,135,819
Mid Cap Value Fund	$19,976,115	—	—	$19,976,115
Mid-Cap Equity Index Fund	$187,937,552	—	—	$187,937,552
Composite Fund	$143,433,189	—	—	$143,433,189
International Fund	$5,141,928	—	—	$5,141,928
Money Market Fund	$83,428,607	—	—	$83,428,607
Mid-Term Bond Fund	$106,625,260	—	—	$106,625,260
Bond Fund	$145,236,642	—	—	$145,236,642
Retirement Income Fund	$5,241,299	—	—	$5,241,299
2010 Retirement Fund	$10,055,409	—	—	$10,055,409
2015 Retirement Fund	$27,052,593	—	—	$27,052,593
2020 Retirement Fund	$29,274,674	—	—	$29,274,674
2025 Retirement Fund	$23,752,697	—	—	$23,752,697
2030 Retirement Fund	$19,976,843	—	—	$19,976,843
2035 Retirement Fund	$14,986,325	—	—	$14,986,325
2040 Retirement Fund	$13,459,057	—	—	$13,459,057
2045 Retirement Fund	$14,823,788	—	—	$14,823,788
Conservative Allocation Fund	$24,278,795	—	—	$24,278,795
Moderate Allocation Fund	$91,312,531	—	—	$91,312,531
Aggressive Allocation Fund	$83,153,094	—	—	$83,153,094
Fidelity Portfolios:
Equity-Income — "Initial" Class	$180,204,916	—	—	$180,204,916
Asset Manager Fund — "Initial" Class	$102,748,059	—	—	$102,748,059
Contrafund — "Initial" Class	$452,251,649	—	—	$452,251,649
Mid Cap Fund — "Initial" Class	$96,385,611	—	—	$96,385,611

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

1. Significant Accounting Policies and Organization (Continued)

Fund	Level 1 — Quoted Prices	Level 2 — Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Vanguard Portfolios:
Diversified Value	$59,266,420	—	—	$59,266,420
International	$128,859,299	—	—	$128,859,299
DWS Portfolios:
Bond VIP Fund — Class "A"	$37,580,556	—	—	$37,580,556
Capital Growth VIP Fund — Class "A"	$204,008,462	—	—	$204,008,462
International VIP Fund — Class "A"	$109,624,212	—	—	$109,624,212
Oppenheimer Main Street Fund/VA	$13,156,234	—	—	$13,156,234
American Century VP Capital Appreciation Fund	$168,165,873	—	—	$168,165,873
Calvert Social Balanced Portfolio	$74,491,525	—	—	$74,491,525

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update ("ASU") No. 2010-06, "Improving Disclosures About Fair Value Measurements." The ASU clarifies existing disclosure regarding fair value measurements. Additionally, effective for interim and annual reporting periods beginning after December 15, 2009, the ASU requires entities to disclose significant transfers into and out of Level 1 and 2 fair value hierarchies and the reasons for those transfers. Effective for interim and annual reporting periods beginning after December 15, 2010, the ASU also requires entities to disclose information about purchases, sales, issuances and settlements of Level 3 securities on a gross basis, as opposed to a net number. Management is currently evaluating the impact of ASU 2010-06 on the disclosures of fair value of Separate Account No. 2's investments.

Investment Valuation — Investments are made in shares of the Investment Company, DWS, American Century, Calvert, Fidelity, Vanguard and Oppenheimer ("Underlying Funds") and are valued at the reported net asset values of the respective funds or portfolios.

Investment Income — Dividend distributions made by the Underlying Funds, representing a distribution of their accumulated income are recognized as investment income while distributions of capital gains are recognized as realized gains from distributions. All dividend distributions are recognized on the ex-dividend dates of each Underlying Fund by each Fund of Separate Account No. 2 and are immediately fully reinvested in additional shares of the Underlying Funds at their respective ex-dividend net asset values. As such, the ultimate effect of the dividends paid to the Funds of Separate Account No. 2 have no impact on their respective unit values.

Investment Transactions — Investment transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined based on the average cost of the investment sold.

Federal Income Taxes — Separate Account No. 2 is treated as a part of the Company and not taxed separately as a "regulated investment company" under existing law. The Company is taxed as a life insurance company under the life insurance tax provisions of the Internal Revenue Code. No provision for income taxes is required in the accompanying financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

2. Investments

The number of shares owned by Separate Account No. 2 (rounded to the nearest share) and their respective net asset values (rounded to the nearest cent) per share at December 31, 2009 were as follows:

	Number of Shares	Net Asset Value
Investment Company Funds:
Equity Index Fund	157,127,932	$1.84
All America Fund	135,833,334	1.42
Small Cap Value Fund	124,184,280	0.96
Small Cap Growth Fund	129,981,879	0.89
Mid Cap Value Fund	20,446,298	0.98
Mid-Cap Equity Index Fund	151,574,888	1.24
Composite Fund	103,446,249	1.39
International Fund	7,649,276	0.67
Money Market Fund	69,154,439	1.21
Mid-Term Bond Fund	107,160,743	1.00
Bond Fund	112,018,290	1.30
Retirement Income Fund	5,405,915	0.97
2010 Retirement Fund	11,606,074	0.87
2015 Retirement Fund	32,519,708	0.83
2020 Retirement Fund	36,754,880	0.80
2025 Retirement Fund	30,457,994	0.78
2030 Retirement Fund	25,909,328	0.77
2035 Retirement Fund	19,929,578	0.75
2040 Retirement Fund	18,085,780	0.74
2045 Retirement Fund	20,042,627	0.74
Conservative Allocation Fund	24,515,790	0.99
Moderate Allocation Fund	88,341,261	1.03
Aggressive Allocation Fund	78,322,403	1.06
Fidelity Portfolios:
Equity-Income — "Initial" Class	10,720,102	16.81
Asset Manager Fund — "Initial" Class	7,903,697	13.00
Contrafund — "Initial" Class	21,932,670	20.62
Mid Cap Fund — "Initial" Class	3,773,908	25.54
Vanguard Portfolios:
Diversified Value	5,131,292	11.55
International	8,023,618	16.05
DWS Portfolios:
Bond VIP Fund — Class "A"	6,783,494	5.54
Capital Growth VIP Fund — Class "A"	12,050,116	16.93
International VIP Fund — Class "A"	13,271,696	8.26
Oppenheimer Main Street Fund/VA	723,665	18.18
American Century VP Capital Appreciation Fund	15,614,287	10.77
Calvert Social Balanced Portfolio	48,591,993	1.53

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

2. Investments (Continued)

The cost of investment purchases and proceeds from sales of investments for the year ended December 31, 2009 were as follows:

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Mid Cap Value Fund
Cost of investment purchases	$17,178,147	$2,856,764	$5,007,118	$4,209,855	$3,780,020
Proceeds from sales of investments	$12,077,128	$13,298,060	$4,308,435	$3,865,234	$1,378,861
	Mid-Cap Equity Index Fund	Composite Fund	International Fund	Money Market Fund	Mid-Term Bond Fund
Cost of investment purchases	$18,805,774	$1,611,141	$2,794,133	$3,576,008	$11,528,837
Proceeds from sales of investments	$8,653,675	$12,222,818	$157,418	$46,896,860	$7,535,823
	Bond Fund	Retirement Income Fund	2010 Retirement Fund	2015 Retirement Fund	2020 Retirement Fund
Cost of investment purchases	$22,054,747	$3,985,029	$5,140,505	$15,404,633	$14,760,114
Proceeds from sales of investments	$3,311,691	$1,200,389	$1,496,536	$3,667,171	$854,131
	2025 Retirement Fund	2030 Retirement Fund	2035 Retirement Fund	2040 Retirement Fund	2045 Retirement Fund
Cost of investment purchases	$13,062,159	$10,695,678	$8,507,367	$7,831,581	$9,179,497
Proceeds from sales of investments	$213,802	$248,001	$121,492	$111,022	$457,100
	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund	Fidelity VIP Equity- Income	Fidelity VIP Asset Manager Fund
Cost of investment purchases	$7,561,395	$15,591,474	$12,423,767	$7,573,189	$9,500,833
Proceeds from sales of investments	$1,857,983	$3,137,359	$1,527,167	$7,843,051	$4,326,071
	Fidelity VIP Contrafund	Fidelity VIP Mid Cap Fund	Vanguard VIF Diversified Value Fund	Vanguard VIF International Fund	DWS Bond Fund
Cost of investment purchases	$20,015,382	$26,847,802	$10,290,655	$26,156,639	$2,102,931
Proceeds from sales of investments	$13,109,050	$3,592,063	$1,860,611	$1,760,023	$4,024,239
	DWS Capital Growth Fund	DWS International Fund	Oppenheimer VA Main Street Fund	American Century VP Capital Appreciation Fund	Calvert Social Balanced Fund
Cost of investment purchases	$2,529,982	$2,696,923	$3,635,040	$20,705,439	$4,395,071
Proceeds from sales of investments	$14,335,452	$7,351,603	$1,330,942	$12,673,527	$2,252,512

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

3. Expenses

The following charges are made by the Company from the value of net assets of the funds represented by Standard Units:

Administrative Charges — In connection with its administrative functions, the Company deducts daily, at an annual rate of .40%, an amount from the value of the net assets of all funds, except the American Century VP Capital Appreciation Fund for which the annual rate is .15% and, each Fidelity fund, for which the annual rate is .30%. The lower charges for the American Century and Fidelity funds are due to reimbursements received from affiliates of American Century Variable Portfolios, Inc. and Fidelity.

Distribution Expense Charge — As principal underwriter, the Company performs all distribution and sales functions and bears all distribution and sales expenses relative to the Contracts. For providing these services, the Company deducts daily, at an annual rate of .35%, an amount from the value of the net assets of each fund to cover such expenses.

Expense Risk Charge — For assuming expense risks under the Contracts, the Company deducts daily, at an annual rate of .15%, an amount from the value of the net assets of each fund.

Effective July 1, 2005, the Total Separate Account Annual Expenses outlined above were reduced to 0.50% (0.25% for the American Century Capital Appreciation Fund and 0.40% for the Fidelity VIP Funds) for Participants in plans with assets in the Separate Account of at least $2 million (measured on the last day of each calendar quarter for eligibility in the following quarter), where the employer is using Hotline Plus. Those participants are issued Enhanced Units in the Separate Account. For the period July 1, 2005 through September 30, 2005, employers also had to make payments via Electronic Funds Transfer ("EFT") in order for participants to be eligible for the Enhanced Units.

A deduction of $2.00 may be made at the end of each month from a participant's account, except that such charge shall not exceed 1/12 of 1% of the balance in such account in any month. This charge is reflected as a unit transaction in the accompanying financial statements.

4. Fund Reorganizations

On July 24, 2006, Separate Account No. 2 shareholders approved a plan of reorganization for the Aggressive Equity Fund. Under the reorganization plan, on September 1, 2006, all participants having allocations in the Aggressive Equity Fund on the close of trading on August 31, 2006, received units of the Small Cap Value and Small Cap Growth Funds equal in total value to the units they owned in the Aggressive Equity Fund. On August 31, 2006, the net assets of the Aggressive Equity Fund were $252,496,444. The enhanced unit participants received 34,083,301 enhanced units of the Small Cap Value Fund with a value of $39,928,131 and 36,530,887 enhanced units of the Small Cap Growth Fund with a value of $39,928,155. The standard unit participants received 74,029,264 standard units of the Small Cap Value Fund with a value of $86,320,091 and 79,345,334 standard units of the Small Cap Growth Fund with a value of $86,320,067. The proportion of Small Cap Value and Small Cap Growth Fund units received corresponded to the Aggressive Equity Fund's respective proportionate ownership of the net assets of the small cap value and small cap growth segments of the Investment Company Aggressive Equity Fund on the close of trading on August 31, 2006. The net assets of the Separate Account No. 2 Small Cap Growth Fund represented by enhanced units were $3,766,393 immediately

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Fund Reorganizations (Continued)

prior to the reorganization and $43,694,548 immediately after the reorganization. The net assets of the Separate Account No. 2 Small Cap Value Fund represented by enhanced units were $4,804,560 immediately prior to the reorganization and $44,732,691 immediately after the reorganization. The net assets of the Separate Account No. 2 Small Cap Growth Fund represented by standard units were $9,592,771 immediately prior to the reorganization and $95,912,838 immediately after the reorganization. The net assets of the Separate Account No. 2 Small Cap Value Fund represented by standard units were $16,036,790 immediately prior to the reorganization and $102,356,881 immediately after the reorganization. As of September 1, 2006, the Separate Account No. 2 Aggressive Equity Fund ceased to exist and is no longer available as an investment alternative.

Also on July 24, 2006, Separate Account No. 2 shareholders approved the merger of the Short-Term Bond Fund into the Mid-Term Bond Fund. Pursuant to the merger, on September 1, 2006, all participants having allocations in the Short-Term Bond Fund on the close of trading on August 31, 2006, received units of the Mid-Term Bond Fund equal in value to the units they owned in the Short-Term Bond Fund. The enhanced unit participants received 3,613,121 enhanced units of the Mid-Term Bond Fund with a value of $6,240,199, which corresponded to the net assets of the Short-Term Bond Fund represented by enhanced units immediately prior to the merger. The net assets of the Mid-Term Bond Fund represented by enhanced units were $11,679,358 immediately prior to the reorganization and $17,919,557 immediately after the reorganization. The standard unit participants received 8,017,584 units of the Mid-Term Bond Fund with a value of $13,779,685, which corresponded to the net assets of the Short-Term Bond Fund represented by standard units immediately prior to the merger. The net assets of the Mid-Term Bond Fund represented by standard units were $28,368,861 immediately prior to the reorganization and $42,148,546 immediately after the reorganization. As of September 1, 2006, the Separate Account No. 2 Short-Term Bond Fund ceased to exist and is no longer available as an investment alternative.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights

Enhanced Units*

	Investment Company
	Equity Index Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2009	2008	2007	2006	2005(1)
Unit value, beginning of year/period	$2.26	$3.61	$3.45	$3.00	$2.84
Unit value, end of year/period	$2.83	$2.26	$3.61	$3.45	$3.00
Units outstanding (000's), beginning of year/period	34,459	38,424	35,097	33,563	—
Units Issued (000's)	9,219	6,203	11,091	8,779	36,361
Units Redeemed (000's)	(9,878)	(10,168)	(7,764)	(7,245)	(2,798)
Units Outstanding (000's), end of year/period	33,800	34,459	38,424	35,097	33,563
Net Assets (000's)	$95,785	$77,812	$138,587	$120,923	$100,539
Expense Ratio (A)	0.50%	0.50%	0.50%	0.50%	0.50%
Investment Income Ratio (B)	1.92%	1.62%	1.78%	1.87%	1.54	%(D)
Total Return (C)	25.50%	-37.39%	4.68%	15.02%	5.45%
	Investment Company
	All America Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2009	2008	2007	2006	2005(1)
Unit value, beginning of year/period	$6.65	$10.36	$9.99	$8.67	$8.21
Unit value, end of year/period	$8.29	$6.65	$10.36	$9.99	$8.67
Units outstanding (000's), beginning of year/period	8,183	9,560	9,477	9,698	—
Units Issued (000's)	1,477	879	2,032	1,661	10,494
Units Redeemed (000's)	(2,198)	(2,256)	(1,949)	(1,882)	(796)
Units Outstanding (000's), end of year/period	7,462	8,183	9,560	9,477	9,698
Net Assets (000's)	$61,893	$54,436	$99,077	$94,675	$84,115
Expense Ratio (A)	0.50%	0.50%	0.50%	0.50%	0.50%
Investment Income Ratio (B)	2.05%	1.29%	1.36%	1.41%	0.35	%(D)
Total Return (C)	24.69%	-35.81%	3.75%	15.17%	5.65%

*  Includes 401(k) and 401(k) SIMPLE Plans.

(1)  For the Period July 1, 2005 (Initial Offering Date of Units) to December 31, 2005.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

	Investment Company
	Small Cap Value Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2009	2008	2007	2006		2005(1)
Unit value, beginning of year/period	$0.86	$1.20	$1.26	$1.07		$1.00
Unit value, end of year/period	$1.11	$0.86	$1.20	$1.26		$1.07
Units outstanding (000's), beginning of year/period	37,223	40,458	38,902	679		—
Units Issued (000's)	9,533	6,614	12,681	43,438	(E)	917
Units Redeemed (000's)	(10,955)	(9,849)	(11,125)	(5,215)		(238)
Units Outstanding (000's), end of year/period	35,801	37,223	40,458	38,902		679
Net Assets (000's)	$39,752	$32,129	$48,584	$48,918		$729
Expense Ratio (A)	0.50%	0.50%	0.50%	0.50%		0.50%
Investment Income Ratio (B)	1.29%	1.15%	0.94%	1.81%		0.66	%(D)
Total Return (C)	28.64%	-28.12%	-4.46%	17.10%		7.34%
	Investment Company
	Small Cap Growth Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2009	2008	2007	2006		2005(1)
Unit value, beginning of year/period	$0.82	$1.26	$1.21	$1.05		$1.00
Unit value, end of year/period	$1.04	$0.82	$1.26	$1.21		$1.05
Units outstanding (000's), beginning of year/period	39,034	42,165	38,872	659		—
Units Issued (000's)	9,748	6,908	12,493	45,718	(F)	946
Units Redeemed (000's)	(11,280)	(10,039)	(9,200)	(7,505)		(287)
Units Outstanding (000's), end of year/period	37,502	39,034	42,165	38,872		659
Net Assets (000's)	$39,072	$32,008	$52,948	$46,886		$693
Expense Ratio (A)	0.50%	0.50%	0.50%	0.50%		0.50%
Investment Income Ratio (B)	0.00%	0.00%	0.00%	0.00%		0.00	%(D)
Total Return (C)	27.06%	-34.70%	4.15%	14.57%		5.24%

(1)  For the Period July 1, 2005 (Initial Offering Date of Units) to December 31, 2005.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

(E)  Includes 34,083,301 units issued on September 1, 2006, upon the reorganization of the Aggressive Equity Fund. See Note 4, Fund Reorganizations.

(F)  Includes 36,530,887 units issued on September 1, 2006, upon the reorganization of the Aggressive Equity Fund. See Note 4, Fund Reorganizations.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

	Investment Company
	Mid Cap Value Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2009	2008	2007	2006	2005(1)
Unit value, beginning of year/period	$0.83	$1.23	$1.23	$1.07	$1.00
Unit value, end of year/period	$1.03	$0.83	$1.23	$1.23	$1.07
Units outstanding (000's), beginning of year/period	5,216	4,562	2,894	320	—
Units Issued (000's)	2,854	2,250	6,019	3,733	800
Units Redeemed (000's)	(2,042)	(1,596)	(4,351)	(1,159)	(480)
Units Outstanding (000's), end of year/period	6,028	5,216	4,562	2,894	320
Net Assets (000's)	$6,215	$4,317	$5,633	$3,561	$341
Expense Ratio (A)	0.50%	0.50%	0.50%	0.50%	0.50%
Investment Income Ratio (B)	1.61%	1.85%	1.18%	2.27%	0.77	%(D)
Total Return (C)	24.60%	-32.98%	0.37%	15.35%	6.65%
	Investment Company
	Mid-Cap Equity Index Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2009	2008	2007	2006	2005(1)
Unit value, beginning of year/period	$1.35	$2.14	$1.99	$1.82	$1.68
Unit value, end of year/period	$1.84	$1.35	$2.14	$1.99	$1.82
Units outstanding (000's), beginning of year/period	31,155	35,490	30,654	32,488	—
Units Issued (000's)	10,864	7,850	14,498	11,386	37,125
Units Redeemed (000's)	(9,504)	(12,185)	(9,662)	(13,220)	(4,637)
Units Outstanding (000's), end of year/period	32,515	31,155	35,490	30,654	32,488
Net Assets (000's)	$59,852	$42,164	$75,800	$61,060	$59,086
Expense Ratio (A)	0.50%	0.50%	0.50%	0.50%	0.50%
Investment Income Ratio (B)	1.29%	1.25%	1.48%	1.41%	1.39	%(D)
Total Return (C)	36.01%	-36.63%	7.20%	9.55%	8.08%

(1)  For the Period July 1, 2005 (Initial Offering Date of Units) to December 31, 2005.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

	Investment Company
	Composite Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2009	2008	2007	2006	2005(1)
Unit value, beginning of year/period	$4.99	$6.47	$6.10	$5.53	$5.38
Unit value, end of year/period	$5.88	$4.99	$6.47	$6.10	$5.53
Units outstanding (000's), beginning of year/period	8,425	9,989	9,906	10,106	—
Units Issued (000's)	1,384	871	1,917	1,797	10,959
Units Redeemed (000's)	(2,182)	(2,435)	(1,834)	(1,997)	(853)
Units Outstanding (000's), end of year/period	7,627	8,425	9,989	9,906	10,106
Net Assets (000's)	$44,847	$42,032	$64,637	$60,395	$55,883
Expense Ratio (A)	0.50%	0.50%	0.50%	0.50%	0.50%
Investment Income Ratio (B)	2.93%	2.99%	2.81%	2.59%	2.47	%(D)
Total Return (C)	17.86%	-22.90%	6.15%	10.24%	2.72%

	Investment Company
	International Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2009	2008	2007(2)
Unit value, beginning of year/period	$0.58	$0.97	$1.00
Unit value, end of year/period	$0.72	$0.58	$0.97
Units outstanding (000's), beginning of year/period	975	333	—
Units Issued (000's)	2,169	803	333
Units Redeemed (000's)	(429)	(161)	—
Units Outstanding (000's), end of year/period	2,715	975	333
Net Assets (000's)	$1,957	$564	$323
Expense Ratio (A)	0.50%	0.50%	0.50%
Investment Income Ratio (B)	3.56%	4.43%	3.27	%(E)
Total Return (C)	24.59%	-40.36%	-3.00%

(1)  For the Period July 1, 2005 (Initial Offering Date of Units) to December 31, 2005.

(2)  For the period November 5, 2007 (commencement of operations) to December 31, 2007.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

(E)  Not annualized.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

Investment Company
Money Market Fund
Years Ended December 31,
Selected Per Unit and Supplementary Data:	2009	2008	2007	2006	2005(1)
Unit value, beginning of year/period	$2.62	$2.58	$2.46	$2.36	$2.33
Unit value, end of year/period	$2.61	$2.62	$2.58	$2.46	$2.36
Units outstanding (000's), beginning of year/period	17,205	19,709	12,840	7,961	—
Units Issued (000's)	4,651	10,472	15,314	10,425	9,277
Units Redeemed (000's)	(12,272)	(12,976)	(8,445)	(5,546)	(1,316)
Units Outstanding (000's), end of year/period	9,584	17,205	19,709	12,840	7,961
Net Assets (000's)	$24,988	$45,118	$50,755	$31,641	$18,796
Expense Ratio (A)	0.50%	0.50%	0.50%	0.50%	0.50%
Investment Income Ratio (B)	0.06%	2.84%	5.09%	4.37%	2.16	%(D)
Total Return (C)	-0.58%	1.83%	4.51%	4.37%	1.46%
Investment Company
Mid-Term Bond Fund
Years Ended December 31,
Selected Per Unit and Supplementary Data:	2009	2008	2007	2006	2005(1)
Unit value, beginning of year/period	$1.90	$1.87	$1.75	$1.69	$1.70
Unit value, end of year/period	$2.10	$1.90	$1.87	$1.75	$1.69
Units outstanding (000's), beginning of year/period	17,242	12,622	10,347	6,854	—
Units Issued (000's)	6,748	12,856	5,090	5,979	(E)	7,436
Units Redeemed (000's)	(7,093)	(8,236)	(2,815)	(2,486)	(582)
Units Outstanding (000's), end of year/period	16,897	17,242	12,622	10,347	6,854
Net Assets (000's)	$35,436	$32,676	$23,608	$18,143	$11,589
Expense Ratio (A)	0.50%	0.50%	0.50%	0.50%	0.50%
Investment Income Ratio (B)	3.93%	4.23%	4.11%	3.83%	3.20	%(D)
Total Return (C)	10.66%	1.32%	6.68%	3.70%	-0.60%

(1)  For the Period July 1, 2005 (Initial Offering Date of Units) to December 31, 2005.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

(E)  Includes 3,613,121 units issued on September 1, 2006, upon the merger of the Short-Term Bond Fund into the Mid-Term Bond Fund. See Note 4, Fund Reorganizations.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

	Investment Company
	Bond Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2009	2008	2007	2006	2005(1)
Unit value, beginning of year/period	$4.50	$4.60	$4.37	$4.19	$4.20
Unit value, end of year/period	$5.13	$4.50	$4.60	$4.37	$4.19
Units outstanding (000's), beginning of year/period	8,715	8,465	7,001	6,603	—
Units Issued (000's)	3,647	2,924	3,103	2,038	7,224
Units Redeemed (000's)	(2,994)	(2,674)	(1,639)	(1,640)	(621)
Units Outstanding (000's), end of year/period	9,368	8,715	8,465	7,001	6,603
Net Assets (000's)	$48,046	$39,194	$38,945	$30,572	$27,650
Expense Ratio (A)	0.50%	0.50%	0.50%	0.50%	0.50%
Investment Income Ratio (B)	4.51%	5.13%	5.22%	4.71%	4.31	%(D)
Total Return (C)	14.04%	-2.24%	5.36%	4.27%	-0.22%

	Investment Company
	Retirement Income Fund					2010 Retirement Fund
	Years Ended December 31,					Years Ended December 31,
Selected Per Unit and Supplementary Data:	2009	2008		2007(2)		2009	2008	2007(2)
Unit value, beginning of year/period	$0.90	$1.00		$1.00		$0.81	$0.98	$0.99
Unit value, end of year/period	$1.04	$0.90		$1.00		$0.96	$0.81	$0.98
Units outstanding (000's), beginning of year/period	227	0	(F)	—		1,968	468	—
Units Issued (000's)	1,286	667		0	(F)	2,065	2,140	506
Units Redeemed (000's)	(332)	(440)		—		(810)	(640)	(38)
Units Outstanding (000's), end of year/period	1,181	227		0	(F)	3,223	1,968	468
Net Assets (000's)	$1,228	$204		$—		$3,093	$1,585	$459
Expense Ratio (A)	0.50%	0.50%		0.50%		0.50%	0.50%	0.50%
Investment Income Ratio (B)	0.06%	4.88%		6.71	%(E)	3.65%	5.80%	3.99	%(E)
Total Return (C)	15.67%	-10.06%		0.00%		19.19%	-17.86%	-0.76%

(1)  For the Period July 1, 2005 (Initial Offering Date of Units) to December 31, 2005.

(2)  For the period November 5, 2007 (commencement of operations) to December 31, 2007.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

(E)  Not annualized.

(F)  Less than 500 units.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

	Investment Company
	2015 Retirement Fund				2020 Retirement Fund
	Years Ended December 31,				Years Ended December 31,
Selected Per Unit and Supplementary Data:	2009	2008	2007(1)		2009	2008	2007(1)
Unit value, beginning of year/period	$0.76	$0.97	$0.98		$0.72	$0.96	$0.97
Unit value, end of year/period	$0.92	$0.76	$0.97		$0.88	$0.72	$0.96
Units outstanding (000's), beginning of year/period	2,863	530	—		3,950	541	—
Units Issued (000's)	6,211	2,645	530		7,408	3,797	576
Units Redeemed (000's)	(1,958)	(312)	—		(1,464)	(388)	(35)
Units Outstanding (000's), end of year/period	7,116	2,863	530		9,894	3,950	541
Net Assets (000's)	$6,543	$2,182	$514		$8,698	$2,833	$518
Expense Ratio (A)	0.50%	0.50%	0.50%		0.50%	0.50%	0.50%
Investment Income Ratio (B)	3.38%	4.77%	3.99	%(D)	3.55%	4.68%	4.67	%(D)
Total Return (C)	20.67%	-21.40%	-1.25%		22.56%	-25.18%	-1.62%
	Investment Company
	2025 Retirement Fund				2030 Retirement Fund
	Years Ended December 31,				Years Ended December 31,
Selected Per Unit and Supplementary Data:	2009	2008	2007(1)		2009	2008	2007(1)
Unit value, beginning of year/period	$0.69	$0.97	$0.99		$0.67	$0.97	$0.99
Unit value, end of year/period	$0.86	$0.69	$0.97		$0.85	$0.67	$0.97
Units outstanding (000's), beginning of year/period	2,619	137	—		2,569	470	—
Units Issued (000's)	5,491	2,911	145		5,152	2,589	525
Units Redeemed (000's)	(923)	(429)	(8)		(1,031)	(490)	(55)
Units Outstanding (000's), end of year/period	7,187	2,619	137		6,690	2,569	470
Net Assets (000's)	$6,166	$1,805	$132		$5,680	$1,733	$455
Expense Ratio (A)	0.50%	0.50%	0.50%		0.50%	0.50%	0.50%
Investment Income Ratio (B)	3.22%	5.00%	3.78	%(D)	2.92%	4.29%	4.31	%(D)
Total Return (C)	24.48%	-28.67%	-2.03%		25.84%	-30.30%	-2.29%

(1)  For the period November 5, 2007 (commencement of operations) to December 31, 2007.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Not annualized.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

	Investment Company
	2035 Retirement Fund				2040 Retirement Fund
	Years Ended December 31,				Years Ended December 31,
Selected Per Unit and Supplementary Data:	2009	2008	2007(1)		2009	2008	2007(1)
Unit value, beginning of year/period	$0.65	$0.97	$1.00		$0.64	$0.96	$0.99
Unit value, end of year/period	$0.83	$0.65	$0.97		$0.82	$0.64	$0.96
Units outstanding (000's), beginning of year/period	1,606	192	—		1,344	110	—
Units Issued (000's)	4,291	1,606	192		4,465	1,355	115
Units Redeemed (000's)	(524)	(192)	—		(557)	(121)	(5)
Units Outstanding (000's), end of year/period	5,373	1,606	192		5,252	1,344	110
Net Assets (000's)	$4,441	$1,050	$187		$4,304	$866	$106
Expense Ratio (A)	0.50%	0.50%	0.50%		0.50%	0.50%	0.50%
Investment Income Ratio (B)	2.66%	4.26%	3.15	%(D)	2.60%	4.17%	3.95	%(D)
Total Return (C)	26.42%	-32.87%	-2.61%		27.20%	-33.09%	-2.76%

	Investment Company
	2045 Retirement Fund				Conservative Allocation Fund
	Years Ended December 31,				Years Ended December 31,
Selected Per Unit and Supplementary Data:	2009	2008	2007(1)		2009	2008	2007	2006	2005(2)
Unit value, beginning of year/period	$0.64	$0.96	$0.99		$1.11	$1.24	$1.17	$1.10	$1.09
Unit value, end of year/period	$0.81	$0.64	$0.96		$1.28	$1.11	$1.24	$1.17	$1.10
Units outstanding (000's), beginning of year/period	1,499	63	—		4,578	3,478	2,291	1,748	—
Units Issued (000's)	5,010	1,581	71		3,485	2,916	2,119	1,712	2,195
Units Redeemed (000's)	(921)	(145)	(8)		(2,223)	(1,816)	(932)	(1,169)	(447)
Units Outstanding (000's), end of year/period	5,588	1,499	63		5,840	4,578	3,478	2,291	1,748
Net Assets (000's)	$4,543	$960	$60		$7,488	$5,089	$4,326	$2,692	$1,929
Expense Ratio (A)	0.50%	0.50%	0.50%		0.50%	0.50%	0.50%	0.50%	0.50%
Investment Income Ratio (B)	2.57%	4.58%	4.06	%(D)	4.11%	3.85%	4.58%	0.68%	3.16	%(E)
Total Return (C)	26.92%	-33.24%	-2.87%		15.36%	-10.64%	5.89%	6.42%	1.21%

(1)  For the period November 5, 2007 (commencement of operations) to December 31, 2007.

(2)  For the Period July 1, 2005 (Initial Offering Date of Units) to December 31, 2005.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Not annualized.

(E)  Annualized.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

	Investment Company
	Moderate Allocation Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2009	2008	2007	2006	2005(1)
Unit value, beginning of year/period	$1.13	$1.42	$1.34	$1.24	$1.20
Unit value, end of year/period	$1.37	$1.13	$1.42	$1.34	$1.24
Units outstanding (000's), beginning of year/period	18,573	17,148	10,108	6,764	—
Units Issued (000's)	9,395	7,663	10,048	5,504	7,633
Units Redeemed (000's)	(6,111)	(6,238)	(3,008)	(2,160)	(869)
Units Outstanding (000's), end of year/period	21,857	18,573	17,148	10,108	6,764
Net Assets (000's)	$29,870	$21,036	$24,356	$13,568	$8,356
Expense Ratio (A)	0.50%	0.50%	0.50%	0.50%	0.50%
Investment Income Ratio (B)	3.11%	3.04%	3.63%	21.71%	3.00	%(D)
Total Return (C)	20.66%	-20.26%	5.82%	8.65%	2.95%
	Investment Company
	Aggressive Allocation Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2009	2008	2007	2006	2005(1)
Unit value, beginning of year/period	$1.13	$1.59	$1.51	$1.36	$1.30
Unit value, end of year/period	$1.42	$1.13	$1.59	$1.51	$1.36
Units outstanding (000's), beginning of year/period	16,102	14,757	9,166	6,122	—
Units Issued (000's)	7,536	6,669	8,345	5,421	6,801
Units Redeemed (000's)	(5,496)	(5,324)	(2,754)	(2,377)	(679)
Units Outstanding (000's), end of year/period	18,142	16,102	14,757	9,166	6,122
Net Assets (000's)	$25,686	$18,236	$23,395	$13,841	$8,305
Expense Ratio (A)	0.50%	0.50%	0.50%	0.50%	0.50%
Investment Income Ratio (B)	2.09%	2.35%	2.96%	2.88%	2.15	%(D)
Total Return (C)	25.02%	-28.56%	4.99%	11.31%	4.68%

(1)  For the Period July 1, 2005 (Initial Offering Date of Units) to December 31, 2005.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

	Fidelity
	VIP Equity Income Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2009	2008	2007	2006	2005(1)
Unit value, beginning of year/period	$27.98	$48.99	$48.45	$40.47	$37.81
Unit value, end of year/period	$36.29	$27.98	$48.99	$48.45	$40.47
Units outstanding (000's), beginning of year/period	1,803	2,057	1,914	1,641	—
Units Issued (000's)	446	322	641	607	1,796
Units Redeemed (000's)	(551)	(576)	(498)	(334)	(155)
Units Outstanding (000's), end of year/period	1,698	1,803	2,057	1,914	1,641
Net Assets (000's)	$61,610	$50,447	$100,799	$92,705	$66,431
Expense Ratio (A)(E)	0.40%	0.40%	0.40%	0.40%	0.40%
Investment Income Ratio (B)	2.41%	2.45%	1.75%	3.42%	1.61	%(D)
Total Return (C)	29.69%	-42.88%	1.12%	19.71%	7.02%
	Fidelity
	VIP Asset Manager Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2009	2008	2007	2006	2005(1)
Unit value, beginning of year/period	$23.94	$33.72	$29.31	$27.42	$26.32
Unit value, end of year/period	$30.78	$23.94	$33.72	$29.31	$27.42
Units outstanding (000's), beginning of year/period	1,030	1,021	856	821	—
Units Issued (000's)	331	362	351	235	894
Units Redeemed (000's)	(282)	(353)	(186)	(200)	(73)
Units Outstanding (000's), end of year/period	1,079	1,030	1,021	856	821
Net Assets (000's)	$33,217	$24,651	$34,422	$25,130	$22,523
Expense Ratio (A)(E)	0.40%	0.40%	0.40%	0.40%	0.40%
Investment Income Ratio (B)	2.58%	2.77%	6.21%	2.65%	2.64	%(D)
Total Return (C)	28.60%	-29.00%	15.04%	6.89%	4.16%

(1)  For the Period July 1, 2005 (Initial Offering Date of Units) to December 31, 2005.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

(E)  Absent reimbursement by Fidelity, the annualized expense ratio would have been 0.50%.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

	Fidelity
	VIP Contrafund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2009	2008	2007	2006	2005(1)
Unit value, beginning of year/period	$29.47	$51.46	$43.94	$39.49	$35.06
Unit value, end of year/period	$39.83	$29.47	$51.46	$43.94	$39.49
Units outstanding (000's), beginning of year/period	3,711	4,137	3,589	3,462	—
Units Issued (000's)	1,010	714	1,286	1,016	3,679
Units Redeemed (000's)	(1,094)	(1,140)	(738)	(889)	(217)
Units Outstanding (000's), end of year/period	3,627	3,711	4,137	3,589	3,462
Net Assets (000's)	$144,477	$109,355	$212,915	$157,724	$136,720
Expense Ratio (A)(E)	0.40%	0.40%	0.40%	0.40%	0.40%
Investment Income Ratio (B)	1.47%	0.98%	0.98%	1.29%	0.27	%(D)
Total Return (C)	35.17%	-42.74%	17.12%	11.27%	12.65%
	Fidelity
	VIP Mid Cap Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2009	2008	2007	2006	2005(1)
Unit value, beginning of year/period	$27.32	$45.30	$39.33	$35.04	$30.58
Unit value, end of year/period	$38.12	$27.32	$45.30	$39.33	$35.04
Units outstanding (000's), beginning of year/period	559	564	307	133	—
Units Issued (000's)	405	218	381	304	148
Units Redeemed (000's)	(219)	(223)	(124)	(130)	(15)
Units Outstanding (000's), end of year/period	745	559	564	307	133
Net Assets (000's)	$28,401	$15,273	$25,543	$12,094	$4,677
Expense Ratio (A)(E)	0.40%	0.40%	0.40%	0.40%	0.40%
Investment Income Ratio (B)	0.81%	0.47%	0.95%	0.28%	0.00	%(D)
Total Return (C)	39.53%	-39.68%	15.16%	12.25%	14.58%

(1)  For the Period July 1, 2005 (Initial Offering Date of Units) to December 31, 2005.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

(E)  Absent reimbursement by Fidelity, the annualized expense ratio would have been 0.50%.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

	Vanguard
	VIF Diversified Value Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2009	2008	2007	2006	2005(1)
Unit value, beginning of year/period	$11.14	$17.53	$16.95	$14.33	$13.98
Unit value, end of year/period	$14.07	$11.14	$17.53	$16.95	$14.33
Units outstanding (000's), beginning of year/period	1,143	1,133	721	120	—
Units Issued (000's)	611	431	925	746	128
Units Redeemed (000's)	(435)	(421)	(513)	(145)	(8)
Units Outstanding (000's), end of year/period	1,319	1,143	1,133	721	120
Net Assets (000's)	$18,559	$12,735	$19,869	$12,221	$1,718
Expense Ratio (A)	0.50%	0.50%	0.50%	0.50%	0.50%
Investment Income Ratio (B)	3.92%	2.82%	1.58%	0.88%	0.00	%(D)
Total Return (C)	26.29%	-36.46%	3.41%	18.28%	2.53%
	Vanguard
	VIF International Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2009	2008	2007	2006	2005(1)
Unit value, beginning of year/period	$13.99	$25.53	$21.85	$17.33	$14.78
Unit value, end of year/period	$19.88	$13.99	$25.53	$21.85	$17.33
Units outstanding (000's), beginning of year/period	1,643	1,450	669	110	—
Units Issued (000's)	942	672	1,060	641	112
Units Redeemed (000's)	(590)	(479)	(279)	(82)	(2)
Units Outstanding (000's), end of year/period	1,995	1,643	1,450	669	110
Net Assets (000's)	$39,655	$22,922	$37,020	$14,615	$1,902
Expense Ratio (A)	0.50%	0.50%	0.50%	0.50%	0.50%
Investment Income Ratio (B)	3.45%	2.41%	1.44%	0.75%	0.00	%(D)
Total Return (C)	42.07%	-45.19%	16.82%	26.11%	17.23%

(1)  For the Period July 1, 2005 (Initial Offering Date of Units) to December 31, 2005.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

	DWS
	Bond Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2009	2008	2007	2006	2005(1)
Unit value, beginning of year/period	$15.43	$18.64	$17.98	$17.26	$17.30
Unit value, end of year/period	$16.90	$15.43	$18.64	$17.98	$17.26
Units outstanding (000's), beginning of year/period	876	983	791	797	—
Units Issued (000's)	219	209	422	272	906
Units Redeemed (000's)	(293)	(316)	(230)	(278)	(109)
Units Outstanding (000's), end of year/period	802	876	983	791	797
Net Assets (000's)	$13,558	$13,513	$18,325	$14,218	$13,750
Expense Ratio (A)	0.50%	0.50%	0.50%	0.50%	0.50%
Investment Income Ratio (B)	8.10%	5.58%	4.69%	3.78%	3.47	%(D)
Total Return (C)	9.51%	-17.19%	3.65%	4.19%	-0.25%
	DWS
	Capital Growth Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2009	2008	2007	2006	2005(1)
Unit value, beginning of year/period	$28.30	$42.44	$37.89	$35.09	$32.74
Unit value, end of year/period	$35.73	$28.30	$42.44	$37.89	$35.09
Units outstanding (000's), beginning of year/period	2,171	2,480	2,518	2,655	—
Units Issued (000's)	384	255	473	453	2,865
Units Redeemed (000's)	(601)	(564)	(511)	(590)	(210)
Units Outstanding (000's), end of year/period	1,954	2,171	2,480	2,518	2,655
Net Assets (000's)	$69,804	$61,455	$105,271	$95,389	$93,144
Expense Ratio (A)	0.50%	0.50%	0.50%	0.50%	0.50%
Investment Income Ratio (B)	1.32%	0.00%	0.62%	0.57%	0.98	%(D)
Total Return (C)	26.23%	-33.32%	12.02%	7.98%	7.17%

(1)  For the Period July 1, 2005 (Initial Offering Date of Units) to December 31, 2005.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

	DWS
	International Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2009	2008	2007	2006	2005(1)
Unit value, beginning of year/period	$13.77	$26.73	$23.45	$18.72	$16.12
Unit value, end of year/period	$18.30	$13.77	$26.73	$23.45	$18.72
Units outstanding (000's), beginning of year/period	2,285	2,584	2,375	2,194	—
Units Issued (000's)	477	342	633	641	2,335
Units Redeemed (000's)	(704)	(641)	(424)	(460)	(141)
Units Outstanding (000's), end of year/period	2,058	2,285	2,584	2,375	2,194
Net Assets (000's)	$37,662	$31,478	$69,076	$55,695	$41,069
Expense Ratio (A)	0.50%	0.50%	0.50%	0.50%	0.50%
Investment Income Ratio (B)	4.37%	1.38%	2.39%	1.84%	1.62	%(D)
Total Return (C)	32.85%	-48.47%	14.01%	25.28%	16.12%
	Oppenheimer
	VA Main Street Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2009	2008	2007	2006	2005(1)
Unit value, beginning of year/period	$15.82	$25.84	$24.87	$21.73	$20.46
Unit value, end of year/period	$20.20	$15.82	$25.84	$24.87	$21.73
Units outstanding (000's), beginning of year/period	194	180	100	25	—
Units Issued (000's)	102	96	150	103	30
Units Redeemed (000's)	(80)	(82)	(70)	(28)	(5)
Units Outstanding (000's), end of year/period	216	194	180	100	25
Net Assets (000's)	$4,358	$3,063	$4,651	$2,493	$548
Expense Ratio (A)	0.50%	0.50%	0.50%	0.50%	0.50%
Investment Income Ratio (B)	1.70%	1.39%	0.95%	0.69%	0.00	%(D)
Total Return (C)	27.64%	-38.78%	3.90%	14.45%	6.23%

(1)  For the Period July 1, 2005 (Initial Offering Date of Units) to December 31, 2005.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

	American Century VP
	Capital Appreciation Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2009	2008	2007	2006	2005(1)
Unit value, beginning of year/period	$14.93	$27.81	$19.13	$16.36	$14.08
Unit value, end of year/period	$20.41	$14.93	$27.81	$19.13	$16.36
Units outstanding (000's), beginning of year/period	2,567	3,144	1,927	1,883	—
Units Issued (000's)	941	885	2,124	1,151	2,102
Units Redeemed (000's)	(947)	(1,462)	(907)	(1,107)	(219)
Units Outstanding (000's), end of year/period	2,561	2,567	3,144	1,927	1,883
Net Assets (000's)	$52,272	$38,322	$87,446	$36,863	$30,808
Expense Ratio (A)(E)	0.25%	0.25%	0.25%	0.25%	0.25%
Investment Income Ratio (B)	0.76%	0.00%	0.00%	0.00%	0.00	%(D)
Total Return (C)	36.73%	-46.32%	45.43%	16.92%	16.15%
	Calvert
	Social Balanced Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2009	2008	2007	2006	2005(1)
Unit value, beginning of year/period	$2.61	$3.82	$3.74	$3.45	$3.33
Unit value, end of year/period	$3.25	$2.61	$3.82	$3.74	$3.45
Units outstanding (000's), beginning of year/period	6,317	6,579	5,497	4,985	—
Units Issued (000's)	1,808	1,295	2,116	1,656	5,308
Units Redeemed (000's)	(1,748)	(1,557)	(1,034)	(1,144)	(323)
Units Outstanding (000's), end of year/period	6,377	6,317	6,579	5,497	4,985
Net Assets (000's)	$20,756	$16,493	$25,137	$20,545	$17,215
Expense Ratio (A)	0.50%	0.50%	0.50%	0.50%	0.50%
Investment Income Ratio (B)	2.30%	2.54%	2.45%	2.37%	1.86	%(D)
Total Return (C)	24.66%	-31.67%	2.24%	8.22%	3.77%

(1)  For the Period July 1, 2005 (Initial Offering Date of Units) to December 31, 2005.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

(E)  Absent reimbursement by American Century, the annualized expense ratio would have been 0.50%.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

Standard Units*

	Investment Company
	Equity Index Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2009	2008	2007	2006	2005
Unit value, beginning of year	$2.23	$3.57	$3.42	$2.99	$2.88
Unit value, end of year	$2.78	$2.23	$3.57	$3.42	$2.99
Units outstanding (000's), beginning of year	65,771	68,522	77,744	83,203	123,672
Units Issued (000's)	20,468	14,120	13,944	16,565	29,800
Units Redeemed (000's)	(17,472)	(16,871)	(23,166)	(22,024)	(70,269)
Units Outstanding (000's), end of year	68,767	65,771	68,522	77,744	83,203
Net Assets (000's)	$191,403	$146,452	$244,680	$266,254	$248,732
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	1.92%	1.62%	1.78%	1.87%	1.54%
Total Return (C)	25.00%	-37.64%	4.27%	14.56%	3.87%
	Investment Company
	All America Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2009	2008	2007	2006	2005
Unit value, beginning of year	$6.56	$10.26	$9.93	$8.66	$8.42
Unit value, end of year	$8.15	$6.56	$10.26	$9.93	$8.66
Units outstanding (000's), beginning of year	16,718	18,638	22,177	25,210	39,898
Units Issued (000's)	3,116	2,205	2,224	2,947	4,381
Units Redeemed (000's)	(3,744)	(4,125)	(5,763)	(5,980)	(19,069)
Units Outstanding (000's), end of year	16,090	16,718	18,638	22,177	25,210
Net Assets (000's)	$131,085	$109,667	$191,237	$220,192	$218,226
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	2.05%	1.29%	1.36%	1.41%	0.35%
Total Return (C)	24.19%	-36.06%	3.33%	14.71%	2.79%

*  Includes 401(k) and 401(k) SIMPLE Plans.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains (except for the year ended December 31, 2002), received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

	Investment Company
	Small Cap Value Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2009	2008	2007	2006		2005(1)
Unit value, beginning of year/period	$0.85	$1.19	$1.25	$1.07		$1.00
Unit value, end of year/period	$1.09	$0.85	$1.19	$1.25		$1.07
Units outstanding (000's), beginning of year/period	69,541	73,367	87,617	3,011		—
Units Issued (000's)	20,274	13,647	18,376	101,009	(E)	5,569
Units Redeemed (000's)	(17,420)	(17,473)	(32,626)	(16,403)		(2,558)
Units Outstanding (000's), end of year/period	72,395	69,541	73,367	87,617		3,011
Net Assets (000's)	$78,951	$59,190	$87,227	$109,455		$3,225
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%		0.90%
Investment Income Ratio (B)	1.29%	1.15%	0.94%	1.81%		0.66	%(D)
Total Return (C)	28.13%	-28.41%	-4.85%	16.63%		7.13%
	Investment Company
	Small Cap Growth Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2009	2008	2007	2006		2005(1)
Unit value, beginning of year/period	$0.81	$1.24	$1.20	$1.05		$1.00
Unit value, end of year/period	$1.02	$0.81	$1.24	$1.20		$1.05
Units outstanding (000's), beginning of year/period	72,573	74,886	84,420	2,252		—
Units Issued (000's)	20,728	15,279	18,109	102,375	(F)	3,946
Units Redeemed (000's)	(17,975)	(17,592)	(27,643)	(20,207)		(1,694)
Units Outstanding (000's), end of year/period	75,326	72,573	74,886	84,420		2,252
Net Assets (000's)	$77,080	$58,682	$93,100	$101,154		$2,365
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%		0.90%
Investment Income Ratio (B)	0.00%	0.00%	0.00%	0.00%		0.00	%(D)
Total Return (C)	26.55%	-34.96%	3.73%	14.11%		5.03%

(1)  For the Period July 1, 2005 (Initial Offering Date of Units) to December 31, 2005.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains (except for the year ended December 31, 2002), received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

(E)  Includes 74,029,264 units issued on September 1, 2006, upon the reorganization of the Aggressive Equity Fund. See Note 4, Fund Reorganizations.

(F)  Includes 79,345,334 units issued on September 1, 2006, upon the reorganization of the Aggressive Equity Fund. See Note 4, Fund Reorganizations.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

	Investment Company
	Mid Cap Value Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2009	2008	2007	2006	2005(1)
Unit value, beginning of year/period	$0.82	$1.22	$1.22	$1.06	$1.00
Unit value, end of year/period	$1.01	$0.82	$1.22	$1.22	$1.06
Units outstanding (000's), beginning of year/period	11,568	10,362	8,145	1,641	—
Units Issued (000's)	6,585	5,293	13,679	11,101	2,938
Units Redeemed (000's)	(4,587)	(4,087)	(11,462)	(4,597)	(1,297)
Units Outstanding (000's), end of year/period	13,566	11,568	10,362	8,145	1,641
Net Assets (000's)	$13,739	$9,440	$12,667	$9,959	$1,746
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	1.61%	1.85%	1.18%	2.27%	0.77	%(D)
Total Return (C)	24.10%	-33.24%	-0.03%	14.89%	6.43%
	Investment Company
	Mid-Cap Equity Index Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2009	2008	2007	2006	2005
Unit value, beginning of year	$1.33	$2.11	$1.98	$1.82	$1.63
Unit value, end of year	$1.81	$1.33	$2.11	$1.98	$1.82
Units outstanding (000's), beginning of year	65,454	70,944	77,066	92,517	113,661
Units Issued (000's)	26,242	17,357	27,766	26,329	56,846
Units Redeemed (000's)	(20,325)	(22,847)	(33,888)	(41,780)	(77,990)
Units Outstanding (000's), end of year	71,371	65,454	70,944	77,066	92,517
Net Assets (000's)	$129,032	$87,354	$150,015	$152,645	$167,921
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	1.29%	1.25%	1.48%	1.41%	1.39%
Total Return (C)	35.47%	-36.89%	6.77%	9.12%	11.48%

(1)  For the Period July 1, 2005 (Initial Offering Date of Units) to December 31, 2005.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains (except for the year ended December 31, 2002), received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

	Investment Company
	Composite Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2009	2008	2007	2006	2005
Unit value, beginning of year	$4.92	$6.41	$6.06	$5.52	$5.51
Unit value, end of year	$5.78	$4.92	$6.41	$6.06	$5.52
Units outstanding (000's), beginning of year	18,190	19,977	23,215	26,925	41,312
Units Issued (000's)	2,734	2,125	2,159	2,469	3,078
Units Redeemed (000's)	(3,797)	(3,912)	(5,397)	(6,179)	(17,465)
Units Outstanding (000's), end of year	17,127	18,190	19,977	23,215	26,925
Net Assets (000's)	$98,912	$89,489	$127,980	$140,666	$148,585
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	2.93%	2.99%	2.81%	2.59%	2.47%
Total Return (C)	17.39%	-23.21%	5.72%	9.81%	0.07%

	Investment Company
	International Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2009	2008	2007(1)
Unit value, beginning of year/period	$0.58	$0.97	$1.00
Unit value, end of year/period	$0.71	$0.58	$0.97
Units outstanding (000's), beginning of year/period	1,998	197	—
Units Issued (000's)	3,838	2,226	202
Units Redeemed (000's)	(1,302)	(425)	(5)
Units Outstanding (000's), end of year/period	4,534	1,998	197
Net Assets (000's)	$3,240	$1,151	$191
Expense Ratio (A)	0.90%	0.90%	0.90%
Investment Income Ratio (B)	3.56%	4.43%	3.27	%(D)
Total Return (C)	24.10%	-40.60%	-3.06%

(1)  For the period November 5, 2007 (commencement of operations) to December 31, 2007.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains (except for the year ended December 31, 2002), received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Not annualized.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

Investment Company
Money Market Fund
Years Ended December 31,
Selected Per Unit and Supplementary Data:	2009	2008	2007	2006	2005
Unit value, beginning of year	$2.59	$2.55	$2.45	$2.36	$2.31
Unit value, end of year	$2.56	$2.59	$2.55	$2.45	$2.36
Units outstanding (000's), beginning of year	31,629	30,862	23,613	17,051	23,380
Units Issued (000's)	11,658	18,587	26,037	19,075	10,464
Units Redeemed (000's)	(20,381)	(17,820)	(18,788)	(12,513)	(16,793)
Units Outstanding (000's), end of year	22,906	31,629	30,862	23,613	17,051
Net Assets (000's)	$58,650	$81,785	$78,681	$57,837	$40,176
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	0.06%	2.84%	5.09%	4.37%	2.16%
Total Return (C)	-0.98%	1.42%	4.09%	3.95%	2.05%
Investment Company
Mid-Term Bond Fund
Years Ended December 31,
Selected Per Unit and Supplementary Data:	2009	2008	2007	2006	2005
Unit value, beginning of year	$1.87	$1.85	$1.74	$1.69	$1.69
Unit value, end of year	$2.06	$1.87	$1.85	$1.74	$1.69
Units outstanding (000's), beginning of year	31,695	21,789	23,736	18,086	25,887
Units Issued (000's)	14,881	24,245	5,989	12,839	(D)	5,875
Units Redeemed (000's)	(11,932)	(14,339)	(7,936)	(7,189)	(13,676)
Units Outstanding (000's), end of year	34,644	31,695	21,789	23,736	18,086
Net Assets (000's)	$71,357	$59,231	$40,346	$41,363	$30,517
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	3.93%	4.23%	4.11%	3.83%	3.20%
Total Return (C)	10.22%	0.92%	6.25%	3.28%	-0.11%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains (except for the year ended December 31, 2002), received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Includes 8,017,584 units issued on September 1, 2006, upon the merger of the Short-Term Bond Fund into the Mid-Term Bond Fund. See Note 4, Fund Reorganizations.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

	Investment Company
	Bond Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2009	2008	2007	2006	2005
Unit value, beginning of year	$4.43	$4.55	$4.34	$4.18	$4.14
Unit value, end of year	$5.04	$4.43	$4.55	$4.34	$4.18
Units outstanding (000's), beginning of year	15,862	15,158	14,873	15,921	23,114
Units Issued (000's)	8,727	5,348	4,767	3,753	5,399
Units Redeemed (000's)	(5,237)	(4,644)	(4,482)	(4,801)	(12,592)
Units Outstanding (000's), end of year	19,352	15,862	15,158	14,873	15,921
Net Assets (000's)	$97,482	$70,344	$69,036	$64,549	$66,533
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	4.51%	5.13%	5.22%	4.71%	4.31%
Total Return (C)	13.58%	-2.63%	4.94%	3.85%	0.89%

	Investment Company
	Retirement Income Fund				2010 Retirement Fund
	Years Ended December 31,				Years Ended December 31,
Selected Per Unit and Supplementary Data:	2009	2008	2007(1)		2009	2008	2007(1)
Unit value, beginning of year/period	$0.90	$1.00	$1.00		$0.80	$0.98	$0.99
Unit value, end of year/period	$1.03	$0.90	$1.00		$0.95	$0.80	$0.98
Units outstanding (000's), beginning of year/period	1,995	530	—		4,494	449	—
Units Issued (000's)	3,958	2,906	591		5,546	4,971	822
Units Redeemed (000's)	(2,049)	(1,441)	(61)		(2,732)	(926)	(373)
Units Outstanding (000's), end of year/period	3,904	1,995	530		7,308	4,494	449
Net Assets (000's)	$4,026	$1,786	$530		$6,952	$3,601	$440
Expense Ratio (A)	0.90%	0.90%	0.90%		0.90%	0.90%	0.90%
Investment Income Ratio (B)	0.06%	4.88%	6.71	%(D)	3.65%	5.80%	3.99	%(D)
Total Return (C)	15.21%	-10.42%	-0.07%		18.71%	-18.19%	-0.82%

(1)  For the period November 5, 2007 (commencement of operations) to December 31, 2007.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains (except for the year ended December 31, 2002), received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Not annualized.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

	Investment Company
	2015 Retirement Fund				2020 Retirement Fund
	Years Ended December 31,				Years Ended December 31,
Selected Per Unit and Supplementary Data:	2009	2008	2007(1)		2009	2008	2007(1)
Unit value, beginning of year/period	$0.76	$0.97	$0.98		$0.71	$0.96	$0.97
Unit value, end of year/period	$0.91	$0.76	$0.97		$0.87	$0.71	$0.96
Units outstanding (000's), beginning of year/period	12,185	2,117	—		11,723	2,143	—
Units Issued (000's)	18,924	13,253	2,306		17,357	11,880	2,263
Units Redeemed (000's)	(8,604)	(3,185)	(189)		(5,379)	(2,300)	(120)
Units Outstanding (000's), end of year/period	22,505	12,185	2,117		23,701	11,723	2,143
Net Assets (000's)	$20,516	$9,242	$2,051		$20,656	$8,369	$2,053
Expense Ratio (A)	0.90%	0.90%	0.90%		0.90%	0.90%	0.90%
Investment Income Ratio (B)	3.38%	4.77%	3.99	%(D)	3.55%	4.68%	4.67	%(D)
Total Return (C)	20.18%	-21.72%	-1.31%		22.07%	-25.48%	-1.68%
	Investment Company
	2025 Retirement Fund				2030 Retirement Fund
	Years Ended December 31,				Years Ended December 31,
Selected Per Unit and Supplementary Data:	2009	2008	2007(1)		2009	2008	2007(1)
Unit value, beginning of year/period	$0.69	$0.97	$0.99		$0.67	$0.97	$0.99
Unit value, end of year/period	$0.85	$0.69	$0.97		$0.84	$0.67	$0.97
Units outstanding (000's), beginning of year/period	8,163	651	—		6,652	740	—
Units Issued (000's)	16,183	8,516	660		14,095	6,413	816
Units Redeemed (000's)	(3,781)	(1,004)	(9)		(3,776)	(501)	(76)
Units Outstanding (000's), end of year/period	20,565	8,163	651		16,971	6,652	740
Net Assets (000's)	$17,491	$5,600	$628		$14,287	$4,468	$716
Expense Ratio (A)	0.90%	0.90%	0.90%		0.90%	0.90%	0.90%
Investment Income Ratio (B)	3.22%	5.00%	3.78	%(D)	2.92%	4.29%	4.31	%(D)
Total Return (C)	23.98%	-28.96%	-2.09%		25.34%	-30.58%	-2.35%

(1)  For the period November 5, 2007 (commencement of operations) to December 31, 2007.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains (except for the year ended December 31, 2002), received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Not annualized.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

	Investment Company
	2035 Retirement Fund				2040 Retirement Fund
	Years Ended December 31,				Years Ended December 31,
Selected Per Unit and Supplementary Data:	2009	2008	2007(1)		2009	2008	2007(1)
Unit value, beginning of year/period	$0.65	$0.97	$1.00		$0.64	$0.96	$0.99
Unit value, end of year/period	$0.82	$0.65	$0.97		$0.81	$0.64	$0.96
Units outstanding (000's), beginning of year/period	4,644	344	—		3,978	323	—
Units Issued (000's)	11,277	4,788	379		9,620	4,090	336
Units Redeemed (000's)	(3,040)	(488)	(35)		(2,303)	(435)	(13)
Units Outstanding (000's), end of year/period	12,881	4,644	344		11,295	3,978	323
Net Assets (000's)	$10,555	$3,022	$334		$9,174	$2,550	$311
Expense Ratio (A)	0.90%	0.90%	0.90%		0.90%	0.90%	0.90%
Investment Income Ratio (B)	2.66%	4.26%	3.15	%(D)	2.60%	4.17%	3.95	%(D)
Total Return (C)	25.91%	-33.13%	-2.67%		26.69%	-33.35%	-2.82%

	Investment Company
	2045 Retirement Fund				Conservative Allocation Fund
	Years Ended December 31,				Years Ended December 31,
Selected Per Unit and Supplementary Data:	2009	2008	2007(1)		2009	2008	2007	2006	2005
Unit value, beginning of year/period	$0.64	$0.96	$0.99		$1.10	$1.23	$1.17	$1.10	$1.09
Unit value, end of year/period	$0.81	$0.64	$0.96		$1.26	$1.10	$1.23	$1.17	$1.10
Units outstanding (000's), beginning of year/period	4,062	236	—		9,620	7,721	5,517	5,902	5,808
Units Issued (000's)	11,962	4,187	275		7,865	6,640	4,884	3,242	4,769
Units Redeemed (000's)	(3,217)	(361)	(39)		(4,205)	(4,741)	(2,680)	(3,627)	(4,675)
Units Outstanding (000's), end of year/period	12,807	4,062	236		13,280	9,620	7,721	5,517	5,902
Net Assets (000's)	$10,322	$2,590	$226		$16,724	$10,544	$9,508	$6,441	$6,501
Expense Ratio (A)	0.90%	0.90%	0.90%		0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	2.57%	4.58%	4.06	%(D)	4.11%	3.85%	4.58%	0.68%	3.16%
Total Return (C)	26.41%	-33.50%	-2.93%		14.90%	-11.00%	5.47%	6.00%	1.38%

(1)  For the period November 5, 2007 (commencement of operations) to December 31, 2007.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains (except for the year ended December 31, 2002), received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Not annualized.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

	Investment Company
	Moderate Allocation Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2009	2008	2007	2006	2005
Unit value, beginning of year	$1.12	$1.41	$1.33	$1.23	$1.19
Unit value, end of year	$1.34	$1.12	$1.41	$1.33	$1.23
Units outstanding (000's), beginning of year	38,344	35,240	31,037	26,143	23,490
Units Issued (000's)	18,682	15,482	17,053	13,434	17,568
Units Redeemed (000's)	(11,359)	(12,378)	(12,850)	(8,540)	(14,915)
Units Outstanding (000's), end of year	45,667	38,344	35,240	31,037	26,143
Net Assets (000's)	$61,299	$42,827	$49,554	$41,408	$32,230
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	3.11%	3.04%	3.63%	21.71%	3.00%
Total Return (C)	20.18%	-20.57%	5.40%	8.22%	3.41%
	Investment Company
	Aggressive Allocation Fund
	Years Ended December 31
Selected Per Unit and Supplementary Data:	2009	2008	2007	2006	2005
Unit value, beginning of year	$1.12	$1.57	$1.50	$1.35	$1.29
Unit value, end of year	$1.39	$1.12	$1.57	$1.50	$1.35
Units outstanding (000's), beginning of year	33,937	29,353	23,483	17,772	15,564
Units Issued (000's)	16,418	13,055	15,955	12,227	14,417
Units Redeemed (000's)	(9,126)	(8,471)	(10,085)	(6,516)	(12,209)
Units Outstanding (000's), end of year	41,229	33,937	29,353	23,483	17,772
Net Assets (000's)	$57,335	$37,902	$46,071	$35,246	$24,060
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	2.09%	2.35%	2.96%	2.88%	2.15%
Total Return (C)	24.52%	-28.84%	4.57%	10.87%	4.83%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains (except for the year ended December 31, 2002), received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

	Fidelity
	VIP Equity-Income Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2009	2008	2007	2006	2005
Unit value, beginning of year	$27.59	$48.50	$48.16	$40.39	$38.46
Unit value, end of year	$35.64	$27.59	$48.50	$48.16	$40.39
Units outstanding (000's), beginning of year	3,226	3,514	4,162	3,800	5,557
Units Issued (000's)	945	672	840	1,392	1,103
Units Redeemed (000's)	(846)	(960)	(1,488)	(1,030)	(2,860)
Units Outstanding (000's), end of year	3,325	3,226	3,514	4,162	3,800
Net Assets (000's)	$118,509	$89,012	$170,433	$200,453	$153,457
Expense Ratio (A)(D)	0.80%	0.80%	0.80%	0.80%	0.80%
Investment Income Ratio (B)	2.41%	2.45%	1.75%	3.42%	1.61%
Total Return (C)	29.17%	-43.11%	0.72%	19.24%	5.02%
	Fidelity
	VIP Asset Manager Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2009	2008	2007	2006	2005
Unit value, beginning of year	$23.60	$33.38	$29.13	$27.37	$26.51
Unit value, end of year	$30.23	$23.60	$33.38	$29.13	$27.37
Units outstanding (000's), beginning of year	2,156	1,884	1,929	2,001	2,840
Units Issued (000's)	738	935	477	435	547
Units Redeemed (000's)	(591)	(663)	(522)	(507)	(1,386)
Units Outstanding (000's), end of year	2,303	2,156	1,884	1,929	2,001
Net Assets (000's)	$69,626	$50,886	$62,896	$56,159	$54,764
Expense Ratio (A)(D)	0.80%	0.80%	0.80%	0.80%	0.80%
Investment Income Ratio (B)	2.58%	2.77%	6.21%	2.65%	2.64%
Total Return (C)	28.08%	-29.29%	14.58%	6.46%	3.21%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains (except for the year ended December 31, 2002), received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Absent reimbursement by Fidelity, the expense ratio would have been 0.90%.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

	Fidelity
	VIP Contrafund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2009	2008	2007	2006	2005
Unit value, beginning of year	$29.06	$50.95	$43.68	$39.41	$33.97
Unit value, end of year	$39.12	$29.06	$50.95	$43.68	$39.41
Units outstanding (000's), beginning of year	7,551	7,826	8,202	8,758	10,971
Units Issued (000's)	2,167	1,669	1,916	2,155	3,441
Units Redeemed (000's)	(1,855)	(1,944)	(2,292)	(2,711)	(5,654)
Units Outstanding (000's), end of year	7,863	7,551	7,826	8,202	8,758
Net Assets (000's)	$307,589	$219,398	$398,753	$358,246	$345,172
Expense Ratio (A)(E)	0.80%	0.80%	0.80%	0.80%	0.80%
Investment Income Ratio (B)	1.47%	0.98%	0.98%	1.29%	0.27%
Total Return (C)	34.63%	-42.97%	16.65%	10.83%	16.01%
	Fidelity
	VIP Mid Cap Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2009	2008	2007	2006	2005(1)
Unit value, beginning of year/period	$26.94	$44.84	$39.10	$34.97	$30.58
Unit value, end of year/period	$37.44	$26.94	$44.84	$39.10	$34.97
Units outstanding (000's), beginning of year/period	1,287	1,239	789	414	—
Units Issued (000's)	1,081	504	876	1,017	517
Units Redeemed (000's)	(547)	(456)	(426)	(642)	(103)
Units Outstanding (000's), end of year/period	1,821	1,287	1,239	789	414
Net Assets (000's)	$68,172	$34,685	$55,555	$30,860	$14,480
Expense Ratio (A)(E)	0.80%	0.80%	0.80%	0.80%	0.80%
Investment Income Ratio (B)	0.81%	0.47%	0.95%	0.28%	0.00	%(D)
Total Return (C)	38.97%	-39.93%	14.70%	11.80%	14.35%

(1)  For the period July 1, 2005 (commencement of operations) to December 31, 2005.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains (except for the year ended December 31, 2002), received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized

(E)  Absent reimbursement by Fidelity, the annualized expense ratio would have been 0.90%.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

	Vanguard
	VIF Diversified Value Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2009	2008	2007	2006	2005(1)
Unit value, beginning of year/period	$10.98	$17.36	$16.85	$14.31	$13.98
Unit value, end of year/period	$13.82	$10.98	$17.36	$16.85	$14.31
Units outstanding (000's), beginning of year/period	2,398	2,477	2,229	356	—
Units Issued (000's)	1,386	962	1,984	2,533	485
Units Redeemed (000's)	(839)	(1,041)	(1,736)	(660)	(129)
Units Outstanding (000's), end of year/period	2,945	2,398	2,477	2,229	356
Net Assets (000's)	$40,686	$26,345	$42,997	$37,556	$5,094
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	3.92%	2.82%	1.58%	0.88%	0.00	%(D)
Total Return (C)	25.79%	-36.72%	3.00%	17.81%	2.33%
	Vanguard
	VIF International Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2009	2008	2007	2006	2005(1)
Unit value, beginning of year/period	$13.80	$25.27	$21.72	$17.29	$14.78
Unit value, end of year/period	$19.52	$13.80	$25.27	$21.72	$17.29
Units outstanding (000's), beginning of year/period	3,446	3,084	1,834	431	—
Units Issued (000's)	2,175	1,498	2,234	1,821	487
Units Redeemed (000's)	(1,054)	(1,136)	(984)	(418)	(56)
Units Outstanding (000's), end of year/period	4,567	3,446	3,084	1,834	431
Net Assets (000's)	$89,154	$47,544	$77,952	$39,841	$7,447
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	3.45%	2.41%	1.44%	0.75%	0.00	%(D)
Total Return (C)	41.50%	-45.41%	16.35%	25.61%	16.99%

(1)  For the period July 1, 2005 (commencement of operations) to December 31, 2005.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains (except for the year ended December 31, 2002), received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

	DWS
	Bond Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2009	2008	2007	2006	2005
Unit value, beginning of year	$15.22	$18.45	$17.87	$17.22	$16.94
Unit value, end of year	$16.60	$15.22	$18.45	$17.87	$17.22
Units outstanding (000's), beginning of year	1,481	1,533	1,648	1,873	2,634
Units Issued (000's)	420	389	416	442	902
Units Redeemed (000's)	(452)	(441)	(531)	(667)	(1,663)
Units Outstanding (000's), end of year	1,449	1,481	1,533	1,648	1,873
Net Assets (000's)	$24,053	$22,536	$28,278	$29,458	$32,261
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	8.10%	5.58%	4.69%	3.78%	3.47%
Total Return (C)	9.07%	-17.52%	3.23%	3.77%	1.68%
	DWS
	Capital Growth Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2009	2008	2007	2006	2005
Unit value, beginning of year	$27.91	$42.02	$37.66	$35.02	$32.43
Unit value, end of year	$35.09	$27.91	$42.02	$37.66	$35.02
Units outstanding (000's), beginning of year	3,956	4,226	5,086	6,056	9,381
Units Issued (000's)	759	535	467	620	1,016
Units Redeemed (000's)	(897)	(805)	(1,327)	(1,590)	(4,341)
Units Outstanding (000's), end of year	3,818	3,956	4,226	5,086	6,056
Net Assets (000's)	$133,998	$110,403	$177,582	$191,573	$212,076
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	1.32%	0.00%	0.62%	0.57%	0.98%
Total Return (C)	25.73%	-33.58%	11.57%	7.56%	7.98%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains (except for the year ended December 31, 2002), received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

	DWS
	International Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2009	2008	2007	2006	2005
Unit value, beginning of year	$13.58	$26.47	$23.31	$18.68	$16.23
Unit value, end of year	$17.97	$13.58	$26.47	$23.31	$18.68
Units outstanding (000's), beginning of year	4,088	4,449	4,862	4,923	7,135
Units Issued (000's)	1,005	693	858	1,143	1,377
Units Redeemed (000's)	(1,092)	(1,054)	(1,271)	(1,204)	(3,589)
Units Outstanding (000's), end of year	4,001	4,088	4,449	4,862	4,923
Net Assets (000's)	$71,911	$55,525	$117,763	$113,310	$91,968
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	4.37%	1.38%	2.39%	1.84%	1.62%
Total Return (C)	32.32%	-48.68%	13.55%	24.78%	15.13%
	Oppenheimer
	VA Main Street Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2009	2008	2007	2006	2005(1)
Unit value, beginning of year/period	$15.60	$25.59	$24.73	$21.69	$20.46
Unit value, end of year/period	$19.84	$15.60	$25.59	$24.73	$21.69
Units outstanding (000's), beginning of year/period	325	271	243	65	—
Units Issued (000's)	301	173	195	260	104
Units Redeemed (000's)	(182)	(119)	(167)	(82)	(39)
Units Outstanding (000's), end of year/period	444	325	271	243	65
Net Assets (000's)	$8,800	$5,071	$6,938	$6,000	$1,406
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	1.70%	1.39%	0.95%	0.69%	0.00	%(D)
Total Return (C)	27.13%	-39.02%	3.48%	13.99%	6.02%

(1)  For the period July 1, 2005 (commencement of operations) to December 31, 2005.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains (except for the year ended December 31, 2002), received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

	American Century
	VP Capital Appreciation Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2009	2008	2007	2006	2005
Unit value, beginning of year	$14.72	$27.54	$19.01	$16.32	$13.46
Unit value, end of year	$20.05	$14.72	$27.54	$19.01	$16.32
Units outstanding (000's), beginning of year	5,253	6,052	3,985	4,611	4,831
Units Issued (000's)	2,540	1,997	4,898	2,816	3,195
Units Redeemed (000's)	(2,027)	(2,796)	(2,831)	(3,442)	(3,415)
Units Outstanding (000's), end of year	5,766	5,253	6,052	3,985	4,611
Net Assets (000's)	$115,614	$77,335	$166,652	$75,750	$75,273
Expense Ratio (A)(D)	0.65%	0.65%	0.65%	0.65%	0.65%
Investment Income Ratio (B)	0.76%	0.00%	0.00%	0.00%	0.00%
Total Return (C)	36.18%	-46.53%	44.85%	16.46%	21.27%
	Calvert
	Social Balanced Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2009	2008	2007	2006	2005
Unit value, beginning of year	$2.57	$3.78	$3.71	$3.45	$3.29
Unit value, end of year	$3.20	$2.57	$3.78	$3.71	$3.45
Units outstanding (000's), beginning of year	15,959	16,324	17,358	17,631	21,476
Units Issued (000's)	3,977	2,896	3,028	3,529	4,808
Units Redeemed (000's)	(3,104)	(3,261)	(4,062)	(3,802)	(8,653)
Units Outstanding (000's), end of year	16,832	15,959	16,324	17,358	17,631
Net Assets (000's)	$53,807	$41,087	$61,749	$64,484	$60,759
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	2.30%	2.54%	2.45%	2.37%	1.86%
Total Return (C)	24.17%	-31.94%	1.83%	7.79%	4.70%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains (except for the year ended December 31, 2002), received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Absent reimbursement by American Century, the expense ratio would have been 0.90%.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

6. Subsequent Events

Management has considered any events that occurred subsequent to December 31, 2009, the date of Separate Account No. 2's financial statements, through the date of the issuance of the financial statements to determine whether any of those events impacted the financial statements. Management determined that no events have occurred subsequent to the date of Separate Account No. 2's financial statements that have significantly impacted the financial statements.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

Consolidated Statutory Financial Statements

For The Years Ended December 31, 2009, 2008 and 2007

Together With Report of Independent Registered Public Accounting Firm

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors
Mutual of America Life Insurance Company:

We have audited the accompanying consolidated statutory statements of financial condition of Mutual of America Life Insurance Company and subsidiaries as of December 31, 2009 and 2008, and the related consolidated statutory statements of operations and surplus, and cash flows for each of the years in the three year period ended December 31, 2009. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Notes 1 and 9 to the consolidated statutory financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the State of New York Insurance Department, which practices differ from U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of Mutual of America Life Insurance Company and subsidiaries as of December 31, 2009 and 2008, or the results of their operations or their cash flows for the years then ended.

Also, in our opinion, the consolidated statutory financial statements referred to above present fairly, in all material respects, the financial position of Mutual of America Life Insurance Company and subsidiaries as of December 31, 2009 and 2008, and the results of their operations and their cash flows for each of the years in the three year period ended December 31, 2009, in conformity with accounting practices prescribed or permitted by the State of New York Insurance Department.

As described in Note 1, 2 and 7 to the consolidated statutory financial statements, in 2009, Mutual of America Life Insurance Company changed its accounting for electronic data processing equipment, evaluation and classification of other than temporary impairment losses for certain investments and net deferred income tax assets that can be treated as an admitted asset, in accordance with amendments to Regulation No. 172 by the State of New York Insurance Department.

New York, New York
March 16, 2010

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
CONSOLIDATED STATUTORY STATEMENTS OF FINANCIAL CONDITION
December 31, 2009 and 2008

	2009	2008
ASSETS
General account assets
Bonds and notes	$6,236,192,932	$6,010,073,048
Common stocks	67,827,464	53,255,112
Preferred stocks	7,163,291	7,163,291
Cash and short-term investments	15,404,719	89,874,695
Guaranteed funds transferable	41,623,709	46,676,405
Mortgage loans	2,243,551	2,676,742
Real estate	259,562,304	267,563,699
Policy loans	91,412,332	92,496,028
Investment income accrued	81,146,112	76,513,942
Deferred federal income taxes	54,103,818	24,639,542
Other assets	18,321,663	19,142,301
Total general account assets	6,875,001,895	6,690,074,805
Separate account assets	5,556,336,930	4,284,289,479
TOTAL ASSETS	$12,431,338,825	$10,974,364,284
LIABILITIES AND SURPLUS
General account liabilities
Insurance and annuity reserves	$5,871,714,581	$5,704,795,487
Other contract holders liabilities and reserves	9,290,208	12,556,126
Interest maintenance reserve	75,902,047	79,058,951
Other liabilities	81,194,715	80,278,410
Total general account liabilities before asset valuation reserve	6,038,101,551	5,876,688,974
Separate account reserves and other liabilities	5,556,336,930	4,284,289,479
Total liabilities before asset valuation reserve	11,594,438,481	10,160,978,453
Asset valuation reserve	39,995,521	29,445,664
Total liabilities	11,634,434,002	10,190,424,117
SURPLUS
Assigned surplus	1,150,000	1,150,000
Unassigned surplus	795,754,823	782,790,167
Total surplus	796,904,823	783,940,167
TOTAL LIABILITIES AND SURPLUS	$12,431,338,825	$10,974,364,284

See accompanying notes to consolidated statutory financial statements.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
CONSOLIDATED STATUTORY STATEMENTS OF OPERATIONS AND SURPLUS
For the Years Ended December 31, 2009, 2008 and 2007

	2009	2008	2007
INCOME
Premium and annuity considerations	$1,427,187,788	$1,356,003,969	$1,388,429,818
Life and disability insurance premiums	14,805,006	15,313,823	16,939,229
Total considerations and premiums	1,441,992,794	1,371,317,792	1,405,369,047
Separate account investment and administrative fees	38,252,801	44,110,224	50,479,843
Net investment income	372,770,684	353,796,813	350,264,388
Other, net	5,285,057	3,657,060	4,121,750
Total income	1,858,301,336	1,772,881,889	1,810,235,028
DEDUCTIONS
Change in insurance and annuity reserves	564,438,203	178,985,305	184,126,912
Annuity and surrender benefits	1,064,657,605	1,379,821,522	1,431,164,803
Death and disability benefits	11,830,773	13,170,245	12,811,980
Operating expenses	215,308,676	198,164,029	196,653,808
Total deductions	1,856,235,257	1,770,141,101	1,824,757,503
Net gain (loss) before dividends	2,066,079	2,740,788	(14,522,475)
Dividends to contractholders and policyholders	(293,101)	(1,111,226)	(1,310,925)
Net gain (loss) from operations	1,772,978	1,629,562	(15,833,400)
Federal income tax benefit	396,898	175,307	1,298,641
Net realized capital (losses) gains	(6,046,557)	(55,287,210)	22,069,673
Net (loss) income	(3,876,681)	(53,482,341)	7,534,914
SURPLUS TRANSACTIONS
Change in:
Asset valuation reserve	(10,549,857)	55,072,052	10,061,979
Unrealized capital gains (losses), net	15,428,010	(23,085,737)	(14,768,472)
Reserve valuation basis	(27,573,033)	—	(15,900)
Minimum pension liability	(2,212,000)	(19,488,000)	—
Non-admitted assets and other, net	14,075,428	(17,443,820)	11,503,665
Net deferred income tax asset	(4,352,910)	10,858,322	5,255,250
Incremental increase in net deferred income tax asset	33,324,972	—	—
Cumulative effect of change in accounting principles related to:
EDP equipment	(560,199)	—	—
Accrued investment income	(739,074)	—	—
Net change in surplus	12,964,656	(47,569,524)	19,571,436
SURPLUS
Beginning of year	783,940,167	831,509,691	811,938,255
End of year	$796,904,823	$783,940,167	$831,509,691

See accompanying notes to consolidated statutory financial statements.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
CONSOLIDATED STATUTORY STATEMENTS OF CASH FLOWS
For the Years Ended December 31, 2009, 2008 and 2007

	2009	2008	2007
CASH FLOWS FROM OPERATIONS
Premium and other income collected	$1,442,016,919	$1,371,962,195	$1,404,842,627
Net investment income	348,977,291	290,956,017	301,076,274
Separate account investment and administrative fees	44,284,642	48,912,382	54,400,315
Benefit payments	(1,102,019,712)	(1,418,679,901)	(1,476,687,659)
Net transfers (to) from separate accounts	(175,419,372)	237,048,046	(67,386,237)
Investment and operating expenses paid	(203,982,736)	(213,788,795)	(197,366,380)
Dividends paid to policyholders	(1,145,153)	(1,246,309)	(336,977)
Net cash from operations	352,711,879	315,163,635	18,541,963
CASH FLOWS FROM INVESTMENTS
Proceeds from investments sold, matured or repaid:
Bonds	2,796,755,093	2,778,612,997	1,619,533,733
Common stock	1,553,483	280,256,346	302,576,844
Mortgage loans	433,191	398,973	367,437
Other invested assets	5,052,695	5,098,591	6,167,490
Other	(7,052,016)	2,143,676	(6,923,390)
Total	2,796,742,446	3,066,510,583	1,921,722,114
Costs of investment acquired:
Bonds	(2,989,355,066)	(3,260,008,048)	(1,732,575,972)
Common stock	(2,681,565)	(44,067,307)	(189,319,590)
Real estate	8,001,395	(1,615,952)	(415,396)
Other	—	100,005	228,655
Total	(2,984,035,236)	(3,305,591,302)	(1,922,082,303)
Net change in policy loans	1,085,433	9,631,383	(3,982,594)
Net cash used in investment activity	(186,207,357)	(229,449,336)	(4,342,783)
CASH FLOW FROM FINANCING AND OTHER SOURCES
Net withdrawals on deposit-type contracts	(234,839,546)	(46,935,552)	(67,663,046)
Other cash applied	(6,134,952)	(14,969,302)	6,301,150
Net cash applied from financing and others sources	(240,974,498)	(61,904,854)	(61,361,896)
Net change in cash, cash equivalents and short-term investments	(74,469,976)	23,809,445	(47,162,716)
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS:
Beginning of the year	89,874,695	66,065,250	113,227,966
End of the year	$15,404,719	$89,874,695	$66,065,250

See accompanying notes to consolidated statutory financial statements.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS
December 31, 2009, 2008 and 2007

1. Summary of Significant Accounting Policies

Principles of Consolidation

The accompanying financial statements include the consolidated accounts of Mutual of America Life Insurance Company ("Mutual of America") and its wholly owned subsidiaries (collectively referred to as the "Company"), as permitted by the State of New York Insurance Department. Significant intercompany balances and transactions have been eliminated in consolidation.

Nature of Operations

Mutual of America provides retirement and employee benefit plans in the small to medium-size company market, principally to employees in the not-for-profit social health and welfare field. In recent years, the Company has expanded to include for-profit organizations in the small to medium-size company market. The insurance company in the group is licensed in all 50 states and the District of Columbia. Operations are conducted primarily through a network of regional offices staffed by salaried consultants.

Basis of Presentation

The accompanying financial statements are presented in conformity with statutory accounting practices prescribed or permitted by the State of New York Insurance Department ("New York Department"). Such practices differ from U.S. generally accepted accounting principles ("GAAP"). The significant variances between such practices and GAAP are described in Note 9. The ability of the Company to fulfill its obligations to contractholders and policyholders is of primary concern to insurance regulatory authorities.

The National Association of Insurance Commissioners ("NAIC") has codified statutory accounting principles ("Codification"). The New York Department issued Regulation No. 172 ("Regulation No. 172"), which adopted Codification, with certain significant modifications, as the prescribed basis of accounting for its domestic insurers. Periodically, the New York Department amends Regulation No. 172 for revisions in the prescribed basis of accounting. All changes required by New York Regulation No. 172, as amended through December 31, 2009, are reflected in the accompanying consolidated statutory financial statements.

During 2009, Regulation No. 172 was amended to eliminate the differing accounting treatment for certain electronic data processing ("EDP") software and hardware, and the recognition of due and unpaid interest on securities in default between Codification and Regulation No. 172. As a result of this change, Regulation No. 172 now permits all EDP equipment to be reflected as an admitted asset whereas previously the vast majority of such assets were required to be treated as non-admitted assets. However, the amended regulation now generally requires that all EDP equipment be depreciated over a shorter estimated useful life. As a result of these changes, non-admitted assets decreased and surplus increased by $22.9 million to reflect the admissibility of EDP equipment, which was offset by a $23.5 million charge to surplus in order to reflect the shorter estimated useful life of EDP equipment under Codification. Both of these adjustments resulted in a net $.6 million charge to surplus and are shown as a separate line item in the consolidated statutory statement of operations and surplus. Furthermore, Regulation No. 172 now requires that investment income on defaulted bonds be recognized only to the extent it is deemed collectible. Effective January 1, 2009, $.7 million was charged to surplus to reflect the adoption of this required change in accounting principles.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2009, 2008 and 2007

1. Summary of Significant Accounting Policies (Continued)

During 2009, revisions to Codification were made or became effective that changed the criteria used to evaluate bonds (both corporate securities and asset-backed and mortgage-backed securities) for other than temporary impairments. During the fourth quarter, Regulation No. 172 was amended to adopt these changes in accounting principles. With regard to asset-backed and mortgage-backed securities, as further discussed in Note 2, the new accounting principles require that estimated cash flows considered in the fair value determination be discounted. With regard to corporate securities, as further discussed below under the "Asset Valuations" caption, the new accounting principles require that the entire difference between the amortized cost of a bond and its fair value be recorded as a realized loss when it has been determined that an other than temporary impairment exists. Finally, the new accounting principles establish a different accounting treatment for credit related and interest related impairment losses.

In December 2009, the NAIC also issued a revision to Codification that changed the criteria for calculating the admitted portion of Mutual of America's net deferred income tax asset. Regulation No. 172 was amended to adopt this change in accounting principles at the end of December 2009.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of income and deductions during the reporting period. Actual results could differ from these estimates.

Asset Valuations

Bonds, Notes and Short-Term Investments — Investment valuations are prescribed by the NAIC. Bonds, which include asset-backed and mortgage-backed investments qualifying for amortization, and notes are stated at amortized cost. Amortization of bond premium or discount is calculated using the constant yield interest method taking into consideration specified interest and principal provisions over the life of the bond. Short-term investments are stated at cost, which approximates fair value, and consist of highly liquid investments purchased with maturities of one year or less. Bond, note and short-term investment transactions are recorded on a trade date basis. The fair value of bonds and notes is based upon quoted prices provided by the NAIC when available. If NAIC market prices are unavailable, quoted market prices provided by an independent pricing organization are used. If quoted market prices are unavailable or an inactive market for the security exists, fair value is estimated using internal valuation models and techniques or based upon quoted market prices for comparable investments. There was one corporate security with an estimated fair value of approximately $16.7 million for which an inactive market exists that was valued using this method at December 31, 2009 and none in 2008. Bonds, where the NAIC rating has fallen to class six and the NAIC market value is below amortized cost, are carried at the lowest market value assigned to the bond by the NAIC since being rated as a class six.

Losses that are considered to be other than temporary are recognized in net income when incurred. All bonds are subjected to the Company's quarterly review process for identifying other than temporary impairments. This impairment identification process utilizes a screening procedure that includes all bonds in default or not in good standing, as well as bonds with a fair market value that is less than 80% of its cost for a continuous six-month period. The Company writes down bonds that it deems to have an other than temporary impairment after considering a wide range of factors, including, but not limited to, the extent to which cost exceeds fair value, the duration of that market decline, an analysis of the discounted estimated future cash flows for asset-backed and mortgage-backed securities in 2009

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2009, 2008 and 2007

1. Summary of Significant Accounting Policies (Continued)

(undiscounted estimated future cash flows for asset-backed and mortgage-backed securities in 2008), an analysis of the financial health and specific prospects for the issuer, the likelihood that the Company will be able to collect all amounts due according to the contractual terms of the debt security in effect at the date of acquisition, consideration as to whether the decline in value is due to general changes in interest rates and credit spreads and the Company's intent and ability to retain its investment in the issuer for a period of time sufficient to allow for any anticipated recovery in fair value. Effective January 1, 2009, if an impairment is determined to be other than temporary, a realized capital loss equal to the entire difference between the amortized cost of the bond and its fair value is recorded and a new cost basis for the bond is established. Credit related other than temporary impairment losses are recorded as realized capital losses included in net income (and through the asset valuation reserve); whereas interest related other than temporary impairment losses are recorded in the Interest Maintenance Reserve.

Common and Preferred Stocks — At December 31, 2009 and 2008, common stocks include $61.3 million and $47.5 million, respectively, invested in a sponsored series of mutual funds for institutional investors. The December 31, 2009 and 2008 amounts also include $2.6 million and $1.9 million, respectively, invested in an actively managed Mid-Cap Growth equity portfolio. Common stocks in good standing are stated at market value. Market value is determined by reference to valuations quoted by an independent pricing organization. Unrealized gains and losses are recorded directly to unassigned surplus. Preferred stock is carried at cost.

Losses that are considered to be other than temporary are recognized in net income when incurred. All equity investments are subjected to the Company's quarterly review process for identifying other than temporary impairments. This impairment identification process utilizes a screening procedure that includes all common stock issuers not in good standing, as well as common stocks where the fair value is less than 80% of its cost for a continuous six-month period. The Company writes down common stocks that it deems to have an other than temporary impairment after considering a wide range of factors, including, but not limited to, the extent to which cost exceeds fair value, the duration of that market decline, an analysis of the financial health and specific prospects for the issuer and the Company's intent and ability to retain its investment for a period of time sufficient to allow for any anticipated recovery in fair value in the short-term. The Company also considers other qualitative and quantitative factors in its evaluation of other than temporary impairments.

Guaranteed Funds Transferable — Guaranteed funds transferable consists of funds held with a former reinsurer and is stated at the total principal amount of future guaranteed transfers to Mutual of America, net of a $1.5 million unrealized loss that was recorded as a direct reduction to unassigned surplus. No additional losses were recorded on this investment during 2009, 2008 and 2007.

Mortgage Loans — Mortgage loans are carried at amortized indebtedness. Impairments of individual loans that are considered other than temporary are recognized in net income when incurred. There were no impairment losses incurred during 2009, 2008 and 2007.

Real Estate — Real estate, which is classified as Company-occupied property, is carried at cost, including capital improvements, net of accumulated depreciation of $131.8 million, $123.4 million and $114.9 million at December 31, 2009, 2008 and 2007, respectively, and is depreciated on a straight-line basis over 39 years. Tenant improvements on real estate investments are depreciated over the shorter of the lease term or the estimated life of the improvement.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2009, 2008 and 2007

1. Summary of Significant Accounting Policies (Continued)

Policy Loans — Policy loans are stated at the unpaid principal balance of the loan. During 2009 and 2008, the Company recognized $.1 million and $1.6 million, respectively, of losses on certain loans where the loan value exceeded the associated collateral on the loans and collection efforts on the unpaid balance of the policy loans were unsuccessful. There were no lossees required to be recognized on policy loans in 2007.

Other Assets — Certain other assets, such as net deferred income tax assets not expected to be realized within three years, furniture and fixtures and prepaid expenses, are considered "non-admitted assets" and are excluded from the consolidated statutory statements of financial condition.

Insurance and Annuity Reserves

Reserves for annuity contracts are computed on the net single premium method and represent the estimated present value of future retirement benefits. These reserves, which were $.9 billion at both December 31, 2009 and 2008, are based on mortality and interest rate assumptions (ranging predominately from 5.00% to 6.50% at December 31, 2009 and 5.00% to 7.50% at December 31, 2008), which meet or exceed statutory requirements and are not subject to discretionary withdrawal. Effective January 1, 2009, the Company voluntarily lowered the interest rate used to value $.5 billion of fixed interest guarantee annuity contracts issued prior to that date. Such contracts, which had valuation rates ranging from 6.75% to 7.50%, were lowered to a valuation interest rate of either 5.00% or 6.50%, depending upon the expected remaining duration of such contracts, with shorter duration contracts being assigned a valuation interest rate of 5.00%. This change in reserve valuation basis was approved by the New York Department. The effect of this change was to increase policyholder reserves and reduce statutory surplus by $27.6 million at January 1, 2009. This change reflects the current lower interest rate environment that has developed since these annuity contracts were originally written many years ago.

Reserves for contractual funds not yet used for the purchase of annuities are accumulated at various credited interest rates that, during 2009 and 2008, averaged 3.09% and 3.23% respectively, and are deemed sufficient to provide for contractual surrender values for these funds. These reserves, which were $4.7 billion and $4.3 billion at December 31, 2009 and 2008, respectively, are subject to discretionary withdrawal at book value.

Reserves for guaranteed investment contracts, which were $.1 billion and $.3 billion at December 31, 2009 and 2008, respectively, are accumulated at various guaranteed interest rates, which during 2009 and 2008 averaged 5.78% and 7.35% respectively, and meet statutory requirements. Reserves for life and disability insurance are based on mortality, morbidity and interest rate assumptions, which meet statutory requirements.

Interest Maintenance and Asset Valuation Reserves

Realized gains and losses, including other than temporary impairment losses, net of applicable taxes, arising from changes in interest rates are accumulated in the Interest Maintenance Reserve ("IMR") and are amortized into net investment income over the estimated remaining life of the investment sold or of the security that was written down. All other realized gains and losses are reported in the consolidated statements of operations.

An Asset Valuation Reserve ("AVR"), applying to the specific risk characteristics of all invested asset categories excluding cash, policy loans and investment income accrued, has been established based on

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2009, 2008 and 2007

1. Summary of Significant Accounting Policies (Continued)

a statutory formula. Realized and unrealized gains, including other than temporary impairment losses arising from changes in the creditworthiness of the issuer, are included in the appropriate subcomponent of the AVR. Changes in the AVR are recorded directly to unassigned surplus.

Separate Account Operations

Variable annuity considerations and certain variable life insurance premiums may be allocated at participants' discretion among investment funds in Separate Accounts. Separate Account funds invest in mutual funds, including funds managed by Mutual of America Capital Management Corporation, a wholly owned subsidiary (the "Adviser"), and other funds managed by outside investment advisors. All net realized and unrealized capital gains in the Separate Accounts, which reflect investment performance of the mutual funds in which they invest, accrue directly to participants (net of administrative and other Separate Account charges) and are not reflected in the Company's consolidated statutory statements of operations. Certain administrative and other charges are assessed as a percentage of Separate Account assets and vary based upon the average size of the participant's equity in the Separate Accounts and the level of administrative services provided. In 2009, 2008 and 2007, such charges were equal to approximately .86%, .81% and .77%, respectively of total average Separate Account assets. Separate Account charges and investment advisory fees paid to the Adviser are included in the consolidated statutory statement of operations. Investments held in the Separate Accounts are stated at fair value and are not available to satisfy liabilities of the General Account. Participants' corresponding equity in the Separate Accounts is reported as liabilities in the accompanying statements. Premiums and benefits related to the Separate Accounts are combined with the General Account in the accompanying statements. Net operating gains and losses are offset by changes to reserve liabilities in the respective Separate Accounts. These reserves, which were approximately $5.6 billion and $4.3 billion at December 31, 2009 and 2008, respectively, are subject to discretionary withdrawal at fair value.

Premiums and Annuity Considerations

All annuity considerations derived from voluntary retirement savings-type plans and defined benefit plans, which represents the vast majority of the Company's annual premiums, are recognized as income when received. Insurance premiums and annuity considerations derived solely from defined contribution plans are recognized as income when due. Group life and disability insurance premiums are recognized as income over the contract period.

Investment Income and Expenses

General Account investment income is reported as earned and is presented net of related investment expenses. Operating expenses, including acquisition costs for new business, are charged to operations as incurred.

Dividends

Dividends are based on formulas and scales approved by the Board of Directors and are accrued currently for payment subsequent to plan anniversary dates.

Certain 2008 amounts included in the accompanying consolidated statutory financial statements have been reclassified to conform to the 2009 presentation.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2009, 2008 and 2007

2. Investments

Valuation

The statement values and NAIC market values of investments in fixed maturity securities (bonds and notes) at December 31, 2009 and 2008 are shown below. Excluding U.S. government and government agency investments, the Company is not exposed to any significant concentration of credit risk.

	Statement	Gross Unrealized		Market
December 31, 2009 (in millions)	Value	Gains	Losses	Value
Fixed maturities:
Mortgage- and asset-backed securities:
Residential mortgage-backed securities	$2,463.4	$94.3	$6.2	$2,551.5
Commercial mortgage-backed securities	4.6	.1	—	4.7
Other asset-backed securities	11.0	—	1.2	9.8
Total	$2,479.0	$94.4	$7.4	$2,566.0
U.S. Treasury securities and obligations of U.S. government corporations and agencies	708.5	15.4	3.9	720.0
Obligations of states and political subdivisions	20.0	—	3.5	16.5
Debt securities issued by foreign governments	33.4	2.9	—	36.3
Corporate securities	3,002.5	147.9	48.5	3,101.9
Total	$6,243.4	$260.6	$63.3	$6,440.7
	Statement	Gross Unrealized		Market
December 31, 2008 (in millions)	Value	Gains	Losses	Value
Fixed maturities:
Mortgage- and asset-backed securities:
Residential mortgage-backed securities	$2,310.8	$49.1	$20.8	$2,339.1
Commercial mortgage-backed securities	9.9	—	.2	9.7
Other asset-backed securities	22.7	.1	2.7	20.1
Total	$2,343.4	$49.2	$23.7	$2,368.9
U.S. Treasury securities and obligations of U.S. government corporations and agencies	391.9	16.8	—	408.7
Obligations of states and political subdivisions	18.7	—	5.8	12.9
Debt securities issued by foreign governments	33.3	4.8	.1	38.0
Corporate securities	3,278.7	35.8	281.9	3,032.6
Total	$6,066.0	$106.6	$311.5	$5,861.1

The Company does not have any exposure to subprime mortgage loans, either through direct investment in such loans or through investments in residential mortgage-backed securities, collateralized debt obligations or other similar investment vehicles. Approximately 95% of the $2.5 billion invested in mortgage-backed securities were issued by Fannie Mae (FNMA), Freddie Mac (FHLMC) or Ginnie Mae (GNMA) and, as such are 100% guaranteed by the U.S. government. The Company does have investments in publicly traded bonds and common stock of financial institutions. These financial

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2009, 2008 and 2007

2. Investments (Continued)

institutions may have investments with subprime exposure. At December 31, 2009, the book value and market value of the Company's bond investments in financial institutions totaled $499.1 million and $492.4 million, respectively. At December 31, 2008, the book value and market value of the Company's bond investments in financial institutions totaled $382.9 million and $347.1 million, respectively.

Short-term fixed maturity securities with a statement value and NAIC market value of $7.2 million and $56.0 million at December 31, 2009 and 2008, respectively, are included in the above tables. At both December 31, 2009 and 2008, the Company had $3.3 million (both par value $3.3 million, respectively) of its long-term fixed maturity securities on deposit with various state regulatory agencies.

Unrealized Gains and Losses

At December 31, 2009, 2008 and 2007, net unrealized appreciation (depreciation) reflected in surplus consisted of the following:

December 31 (in millions)	2009	2008	Change	2008	2007	Change
Equity securities (common and preferred stock)	$2.0	$(12.8)	$14.8	$(12.8)	$9.7	$(22.5)
Bonds and notes	—	(.6)	.6	(.6)	—	(.6)
Guaranteed funds transferable	(1.5)	(1.5)	—	(1.5)	(1.5)	—
Net unrealized (depreciation) appreciation	$.5	$(14.9)	$15.4	$(14.9)	$8.2	$(23.1)

Unrealized depreciation related to the Company's bonds and equity securities improved by $15.4 million during the year as shown above. The net unrealized appreciation of $2.0 million related to equity securities at December 31, 2009 consists of $4.3 million of gross unrealized gains and $2.3 million of gross unrealized losses, of which $2.3 million of the unrealized losses are greater than twelve months old. The net unrealized depreciation of $12.8 million related to equity securities at December 31, 2008 consisted of $.1 million of gross unrealized gains and $12.9 million of gross unrealized losses, of which $1.5 million of the unrealized losses were greater than 12 months old.

The following is an analysis of the fair values and gross unrealized losses as of December 31, 2009 and 2008, aggregated by fixed maturity category and length of time that the securities were in a continuous unrealized loss position. As shown in the table below, total gross unrealized losses as of December 31, 2009 and 2008, were $63.3 million and $311.5 million, respectively and the majority of such losses related to corporate securities. These unrealized losses arise primarily from credit spreads, which are still wider than historical norms, despite having narrowed considerably during 2009 and not due to fundamental credit problems that exist with the specific issuers.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2009, 2008 and 2007

2. Investments (Continued)

The tables that follow exclude $5.2 billion and $3.5 billion at December 31, 2009 and 2008, respectively, of market value of fixed maturity securities in an unrealized gain position.

	Twelve Months or Less			Twelve Months or Greater
	Market Value	Unrealized Losses	Number of Issues	Market Value	Unrealized Losses	Number of Issues
December 31, 2009 ( in millions)
Fixed maturities:
Mortgage- and asset-backed securities:
Residential mortgage-backed securities	$354.2	$5.7	42	$17.9	$.5	4
Commercial mortgage-backed securities	—	—	—	—	—	—
Other asset-backed securities	6.9	1.2	3	—	—	—
Total	$361.1	$6.9	45	$17.9	$.5	4
U.S. Treasury securities and obligations of U.S. Government, corporations and agencies	255.8	3.9	10	—	—	—
Obligations of states and political subdivisions	—	—	—	16.6	3.5	2
Debt securities issued by foreign governments	—	—	—	1.5	—	1
Corporate securities	195.0	10.9	21	427.8	37.6	48
Total	$811.9	$21.7	76	$463.8	$41.6	55
	Twelve Months or Less			Twelve Months or Greater
	Market Value	Unrealized Losses	Number of Issues	Market Value	Unrealized Losses	Number of Issues
December 31, 2008 ( in millions)
Fixed maturities:
Mortgage- and asset-backed securities:
Residential mortgage-backed securities	$111.8	$3.8	21	$205.5	$17.0	14
Commercial mortgage-backed securities	9.7	0.2	2	—	—	—
Other asset-backed securities	8.3	0.4	5	10.5	2.3	4
Total	$129.8	$4.4	28	$216.0	$19.3	18
Obligations of states and political subdivisions	12.8	5.8	4	1.5	—	3
Debt securities issued by foreign governments	2.5	.1	2	—	—	—
Corporate securities	1,271.6	161.6	183	674.6	120.3	62
Total	$1,416.7	$171.9	217	$892.1	$139.6	83

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2009, 2008 and 2007

2. Investments (Continued)

Realized Capital Gains and Losses

Net realized capital (losses) gains reflected in the statements of operations for the years ended December 31, 2009, 2008 and 2007 were as follows:

December 31 (in millions)	2009	2008	2007
Bonds and notes	$(4.5)	$(40.8)	$—
Equity securities (common and preferred stock)	(1.4)	(12.9)	22.1
Policy loans	(.1)	(1.6)	—
Net realized capital losses	$(6.0)	$(55.3)	$22.1

At December 31, 2009 and 2008, the book value and market value of the Company's mortgage-backed and asset-backed securities portfolio totaled $2.7 billion and $2.6 billion, and $2.8 billion and $2.7 billion, respectively, of which approximately 95% are U.S. government agency guaranteed instruments. Investments in loan-backed and asset-backed securities are carried at amortized cost, except for those securities rated as class 6 by the NAIC, which are carried at lower of cost or fair value. During the fourth quarter of 2009, Regulation No. 172 was amended to adopt Statement of Statutory Accounting Principles No. 43R (SSAP No. 43R), "Accounting for Loan-Backed and Structured Securities" under which the other than temporary impairment criteria used to evaluate mortgage-backed and asset-backed securities was revised to require that estimated cash flows considered in the fair value determination be discounted. In applying this new accounting standard during the fourth quarter, the Company recognized $15.4 million of other than temporary impairment losses on certain asset-backed securities with a book value, prior to the write-downs, of approximately $44.2 million, as a result of the present value of expected cash flows being less than the amortized cost basis of the securities. These write-downs adjusted the book value of these bonds to their current fair value at December 31, 2009 and recognize that the Company has the intent and ability to hold these securities.

During the fourth quarter of 2009, the Company also sold two bonds that had been written down in 2008 as being other than temporarily impaired at a net realized capital gain of $16.2 million and recognized two additional other than temporary impairment write-downs. The first related to an approximately $1.1 million write-down of the General Account's seed money investment in principally one sponsored mutual fund that invests primarily in the S&P 400 Index. This loss had previously been recognized in surplus as an unrealized loss since this equity investment is recorded at market value. The second related to a $16.5 million other than temporary impairment loss recognized on one zero-coupon bond with a book value, prior to the write-down, of $33.2 million where the issuer is under financial distress. This write-down adjusted the book value of this bond to its fair market value at December 31, 2009, which given the current inactive market for this security, was estimated using internal valuation models and techniques. Of the total $16.5 million impairment loss, $5.5 million was determined to be credit related and is reflected in 2009 net income, and $11.0 million was determined to be interest rate related and, as such, was recorded as a realized capital loss charged to the IMR.

The $40.8 million of realized capital losses in 2008 related to bonds and notes consists entirely of other than temporary impairment losses recognized on three bonds that had a book value, prior to these write-downs, of $49.6 million. Such write-downs adjusted the book value of these bonds to their current fair value as of December 31, 2008.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2009, 2008 and 2007

2. Investments (Continued)

The $12.9 million of net realized capital losses at December 31, 2008 related to equity securities includes approximately $5.3 million of net realized capital gains arising from the Company's decision to dispose of virtually all of the General Account's actively managed Large Cap and Mid Cap equity securities in April 2008, and $5.2 million of net capital losses that were recognized as a result of normal equity portfolio trading activity prior to their sale. Also included in this amount is a $13.0 million other than temporary impairment loss that was recognized during the fourth quarter of 2008 on the General Account's seed money investment in a sponsored mutual fund that invests primarily in the S&P 500 Index. This loss had previously been recognized in surplus as an unrealized loss since this equity investment is recorded at market value. There were no impairment losses required to be recognized on equity investments in 2007.

Sales of investments in fixed maturity securities resulted in $5.5 million and $.7 million of net interest rate related gains and $23.3 million of net interest rate related losses being accumulated in the IMR in 2009, 2008 and 2007, respectively, as follows:

December 31 (in millions)	2009	2008	2007
Fixed maturity securities
Proceeds	$2,797.4	$2,898.7	$1,635.9
Gross realized gains	25.6	6.8	1.9
Gross realized losses	(20.1)	(6.1)	(25.2)

Included in the $5.5 million of net realized gains accumulated in the IMR in 2009 is an interest rate related impairment loss of $11.0 million recognized on one zero-coupon bond written down to its estimated fair value at December 31, 2009. Such amounts will be amortized into net investment income over the estimated remaining life of the investment sold or of the security that was written down. During 2009, 2008 and 2007, $8.7 million, $4.0 million and $6.5 million respectively, of the IMR was amortized and included in net investment income.

Sales of investments in equity securities resulted in $1.4 million of net losses, $.1 million and $22.1 million of net gains in 2009, 2008 and 2007, respectively, being recognized in net income as follows:

December 31 (in millions)	2009	2008	2007
Equity securities
Proceeds	$1.5	$279.2	$267.6
Gross realized gains	.2	5.9	26.3
Gross realized losses	(1.6)	(5.8)	(4.2)

Maturities

The statement values and NAIC market values of investments in fixed maturity securities by contractual maturity (except for mortgage-backed securities, which are stated at expected maturity) at December 31, 2009, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2009, 2008 and 2007

2. Investments (Continued)

December 31, 2009 (in millions)	Statement Value	Market Value
Due in one year or less	$243.7	$247.1
Due after one year through five years	2,946.0	3,078.7
Due after five years through 10 years	2,037.4	2,106.1
Due after 10 years	1,016.3	1,008.8
Total	$6,243.4	$6,440.7

3. Guaranteed Funds Transferable

In 1980, Mutual of America terminated a reinsurance arrangement and assumed direct ownership of funds held by John Hancock Mutual Life Insurance Company ("Hancock"), the former reinsurer, and direct liability for the contractual obligations to policyholders. The liability to such policyholders is included as insurance and annuity reserves in the consolidated statutory statements of financial condition. The principal amount of the funds held by the former reinsurer is guaranteed to earn at least 3.125% per year.

The guaranteed funds are transferable to Mutual of America over time and are stated at the total principal amount of future guaranteed transfers to Mutual of America of $41.6 million and $46.7 million at December 31, 2009 and 2008, respectively. The actual interest and other allocated investment earnings, related to this contract amounted to $2.4 million, $3.0 million and $3.2 million in 2009, 2008 and 2007, respectively, and are included in net investment income.

4. Real Estate

Real estate consists primarily of an office building that Mutual of America purchased for its corporate headquarters. The Company occupies approximately one-third of this office building as its corporate headquarters and leases the remaining space. Depreciation expense was $7.1 million, $7.3 million and $7.4 million in 2009, 2008 and 2007, respectively.

5. Pension Plan and Post-Retirement Benefits

Pension Benefit and Other Benefit Plans

The Company has a qualified, non-contributory defined benefit pension plan covering virtually all employees. Benefits are generally based on years of service and final average salary. The Company's funding policy is to contribute annually, at a minimum, the amount necessary to satisfy the funding requirements under the Employee Retirement Income Security Act of 1974 ("ERISA"). The Company also maintains two nonqualified defined benefit pension plans. The first provides benefits to employees whose total compensation exceeds the maximum allowable compensation limits for qualified retirement plans under ERISA. The second provides benefits to nonemployee members of the Board of Directors.

The Company has two defined benefit post-retirement plans covering substantially all salaried employees. Post-retirement benefit plan expense required to be recorded under this plan was $1.9 million in 2009 and zero in both 2008 and 2007, respectively. Employees may become eligible for such benefits upon attainment of retirement age while in the employ of the Company and upon satisfaction of service requirements. One plan provides medical and dental benefits and the second plan provides life insurance

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2009, 2008 and 2007

5. Pension Plan and Post-Retirement Benefits (Continued)

benefits. The post-retirement plans are contributory for those individuals who retire with less than 25 years of eligible service, with retiree contributions adjusted annually, and contain other cost-sharing features, such as deductibles and coinsurance. All benefit plans are underwritten by Mutual of America.

The components of net periodic benefit costs as calculated in the January 1, 2009, 2008 and 2007 plan valuations are as follows:

	Pension Benefits			Other Benefits
December 31 (in millions)	2009	2008	2007	2009	2008	2007
Service cost	$10.9	$11.2	$10.6	$1.3	$1.8	$1.5
Interest cost on Projected Benefit Obligation (PBO)	16.5	14.6	13.2	1.5	1.2	1.2
Expected return on plan assets	(18.0)	(20.3)	(20.0)	—	—	—
Prior services costs	—	—	—	(.1)	(.1)	(.1)
Amortization of unrecognized net loss (gain)	14.2	9.3	8.7	(.8)	(2.9)	(2.6)
Settlement loss	2.3	—	—	—	—	—
Net benefit expense	$25.9	$14.8	$12.5	$1.9	$—	$—

Included in 2009 pension expense is the recognition of a $2.3 million settlement loss, resulting from the level of lump sum benefit payments made by the nonqualified plan during the year.

The changes in the PBO and plan assets are as follows:

	Pension Benefits		Other Benefits
December 31 (in millions)	2009	2008	2009	2008
Change in PBO
PBO, beginning of year	$248.5	$239.3	$19.9	$20.6
Service cost	10.9	11.2	1.3	1.8
Interest cost	16.5	14.6	1.5	1.2
Plan amendment	.6	4.3	—	—
Change in assumptions	21.3	(14.6)	2.8	(.9)
Actuarial loss (gain)	6.7	4.2	2.5	(.7)
Benefits and expenses paid	(24.6)	(10.5)	(2.4)	(2.0)
PBO, end of year	$279.9	$248.5	$25.6	$20.0

The actuarial gain reflected in Other Benefits in 2009 reflected a change in the benefit estimate for eligible participants.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2009, 2008 and 2007

5. Pension Plan and Post-Retirement Benefits (Continued)

	Pension Benefits		Other Benefits
December 31 (in millions)	2009	2008	2009	2008
Change in Plan Assets
Plan assets, beginning of year	$175.7	$207.8	$—	$—
Employer contributions	13.4	32.0	—	—
Return on plan assets	34.9	(53.6)	—	—
Benefits and expenses paid	(24.6)	(10.5)	—	—
Plan assets, end of year	199.4	175.7	—	—
Plan assets (lower than) PBO	$(80.5)	$(72.8)	$(25.6)	$(20.0)

At December 31, 2009 and 2008, all of the qualified pension plan assets are invested in several of the investment funds offered by the Company's Separate Accounts and, at December 31, 2009, the Company's General Account, and consisted of approximately 80% in equity investments and 20% in fixed-income investments. For financial reporting purposes, the prepaid benefit cost at December 31, 2009 and 2008, has been classified as a non-admitted asset. The prepaid (accrued) benefit cost is as follows:

	Pension Benefits		Other Benefits
December 31 (in millions)	2009	2008	2009	2008
Plan assets (lower than) PBO	$(80.5)	$(72.8)	$(25.6)	$(20.0)
Unrecognized prior service cost	6.5	7.3	(.5)	(.5)
Unrecognized net loss from past experience different from that assumed	141.8	145.8	5.6	(.7)
Prepaid (accrued) benefit cost, end of year	$67.8	$80.3	$(20.5)	$(21.2)

The Company funds the qualified noncontributory defined benefit pension plan in accordance with the requirements of ERISA. Plan assets at fair value for the qualified pension plan were $160.2 million and $135.9 million at December 31, 2009 and 2008, respectively. The actuarial present value of accumulated benefits for the qualified and nonqualified pension plans were $179.1 million and $154.3 million, and $42.0 million and $40.9 million, at December 31, 2009 and 2008, respectively. Since the accumulated benefit obligation for the defined benefit pension plans of $221.1 million at December 31, 2009 exceeded the fair value of plan assets of $199.4 million by $21.7 million, the Company recorded an additional minimum liability of $2.2 million in 2009 as a direct reduction of the Company's surplus.

During 2009, the Company made $7.5 million of contributions to the qualified plan, whereas during 2008, the Company contributed $27.7 million to the plan. The Company estimates that it will make a contribution of approximately $10.0 million to its defined benefit plans in 2010. Benefits expected to be paid from these plans total $2.9 million in 2010, $3.1 million in 2011, $3.3 million in 2012, $3.5 million in 2013 and $3.8 million in 2014. The aggregate benefits expected to be paid in 2015 through 2019 total approximately $22.8 million. The calculation of expected benefits is based on the same assumptions used to measure the Company's benefit obligation at December 31, 2009.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2009, 2008 and 2007

5. Pension Plan and Post-Retirement Benefits (Continued)

The assumptions used in determining the aggregate projected benefit obligation for pension and other benefit plans were as follows:

Weighted average assumptions at December 31	2009	2008	2007	2009	2008	2007
Discount rate	5.50%	6.50%	5.75%	5.50%	6.50%	5.75%
Rate of compensation increase	4.00%	4.00%	4.16%	4.00%	4.00%	4.00%
Expected return on plan assets	9.50%	9.50%	9.50%

The weighted average discount rate, compensation rate increase and expected return on plan assets assumptions used to compute the net benefit expense for pension and other benefits were 5.50%, 4.00% and 9.50%, in 2009, 6.50%, 4.00% and 9.50%, in 2008, and 5.75%, 4.16% and 9.50%, respectively, in 2007. The Company's overall expected long-term rate of return on plan assets was determined based upon the current projected benefit payout period and the current mix of plan investments, which generally consists of approximately 80% in equity investments and 20% in fixed-income investments. The Company believes that this investment mix properly matches the plan's benefit obligations. The equity component of the expected long-term rate of return was determined using a combination of the actual rate of return of equities (net of inflation) and an inflation-adjusted equity rate of return (assuming an inflation rate of 4%) based upon historical 30-year rolling averages (with the most recent five years more heavily weighted).

The health care cost trend rate assumption has an effect on the amounts reported. The assumption is 7.5% for 2009, 7.0% for 2010, 6.5% for 2011, 6.0% for 2012, 5.5% for 2013 and 5.0% for 2014 and beyond. For example, increasing the assumed health care cost trend rate by 1.0% each year would increase the accumulated postretirement obligation for the plan as of December 31, 2009, by $1.6 million and the aggregate of the service and interest cost components of the net periodic benefit cost for 2009 by $.3 million. Benefits expected to be paid from this plan total $2.9 million in 2010, $3.1 million in 2011, $3.3 million in 2012, $3.5 million in 2013 and $3.9 million in 2014. Aggregated benefits expected to be paid in the period 2015 through 2019 total approximately $22.8 million. The calculation of expected benefits is based on the same assumptions used to measure the Company's benefit obligation at December 31, 2009.

Savings and Other Incentive Plans

All employees may participate in a Company-sponsored savings plan under which the Company matches a portion of the employee's contributions up to 6% of salary. The Company contributed $2.4 million, $2.4 million and $2.9 million, in 2009, 2008 and 2007, respectively. The Company also has a long-term performance-based incentive compensation plan for certain employees and directors. Shares under this plan are granted each year and generally vest over a three-year period. The value of such shares is equal to the number of shares multiplied by the current share price, which is determined by the level of total assets of the Company. A financial performance threshold measure must also be met in order to receive a payout at the end of the third year. The total expense incurred related to these plans was $6.9 million, $.5 million and $5.5 million in 2009, 2008 and 2007, respectively. At December 31, 2009 and 2008, the accrued liability related to these plans was $9.8 million and $3.8 million, respectively.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2009, 2008 and 2007

6. Commitments and Contingencies

Rental expenses approximated $24.0 million, $24.3 million and $23.3 million as of December 31, 2009, 2008 and 2007, respectively. The approximate minimum rental commitments under noncancelable operating leases are as follows: $4.1 million in 2010; $3.9 million in 2011; $3.4 million in 2012; $3.0 million in 2013 and $7.7 million in 2014 and beyond. Such leases are principally for leased office space; and certain data processing equipment, furniture and communications equipment. Certain office space leases provide for adjustments relating to changes in real estate taxes and other expenses.

The Company is involved in various legal actions that have arisen in the course of the Company's business. In the opinion of management, the ultimate resolution with respect to such lawsuits, as well as other contingencies, will not have a material adverse effect on the Company's consolidated financial statements.

7. Federal Income Taxes

Effective January 1, 1998, Mutual of America's pension business became subject to federal income tax. Mutual of America files its federal income tax return on a separate company basis. Mutual of America's noninsurance subsidiaries file a consolidated income tax return.

Regulation No. 172 requires New York-domiciled insurers to adopt certain deferred income tax accounting principles as their prescribed basis of accounting. These principles require that a deferred tax asset (DTA) or deferred tax liability (DTL) be established for temporary differences between the tax and statutory reporting bases of assets and liabilities. The change in Mutual of America's net DTA must be recorded as a separate component of gains and losses in surplus. During the fourth quarter of 2009, Statement of Statutory Accounting Principles No. 10R, "Income Taxes" (SSAP No. 10R) was issued and Regulation No. 172 was amended to adopt this change in accounting principles for the year ending December 31, 2009. SSAP No. 10R now permits net DTAs to be recorded as an admitted asset to the extent that such an amount will be realized within three years, subject to a maximum admitted asset equal to 15% of statutory surplus and to the Company's risk based capital ratio exceeding certain thresholds. This amount differs from the admitted DTA at December 31, 2008, which was limited to the amount that would be utilized within one year, subject to a maximum admitted asset equal to 10% of statutory surplus. The incremental increase in the admitted DTA in 2009 arising from the application of SSAP No. 10R was $33.3 million. In addition, the non-insurance subsidiaries adopted FASB guidance under ASC 740, "Income Taxes", which was formerly referred to as FIN 48, "Accounting for Uncertainty in Income Taxes" in 2009.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2009, 2008 and 2007

7. Federal Income Taxes (Continued)

A reconciliation of the income tax expense recognized in the Company's consolidated statutory financial statement of operations to the amount obtained by applying the statutory tax rate of 35% to net gain (loss) from operations before federal income taxes follows:

	December 31 ($ in millions)
	2009	2008	2007
Net gain (loss) from operations	$1.8	$1.6	$(15.8)
Statutory rate	35%	35%	35%
Tax at statutory rate	(.6)	(.6)	5.5
IMR amortization	3.0	1.4	2.3
Realized capital losses (gains)	2.1	19.4	(7.7)
Net capital gains (losses) deferred in IMR	(5.8)	(.2)	8.1
Change in non-admitted assets	(49.5)	12.9	(4.0)
Change in Mutual of America's net DTA	52.4	(22.5)	(11.2)
Other	(1.2)	(10.3)	8.3
Federal income tax benefit	$.4	$.1	$1.3
Effective tax rate	22.2%	6.25%	8.20%

The federal income tax benefit of $.4 million in 2009, $.1 million in 2008 and $1.3 million in 2007 result solely from the operating results of the Company's non-insurance subsidiaries.

The components of the net DTA recognized in the Company's statement of financial condition are as follows:

	December 31 ($ in millions)
	2009	2008
Total gross DTAs excluding unrealized (gains) losses	$331.7	$394.2
Statutory valuation allowance adjustment	—	— (1)
Total adjusted gross DTAs excluding unrealized (gains) losses	$331.7	$394.2
Total gross DTLs excluding unrealized (gains) losses	(43.1)	(53.2)
Mutual of America's net DTA	288.6	341.0
Tax effect of unrealized (gains) losses	(.7)	4.7
DTA non-admitted	(242.0)	(328.8)
Mutual of America's net admitted DTA	45.9	16.9
Non-insurance Subsidiaries	8.3	7.7
Total net DTAs	$54.2	$24.6

(1)  Not applicable in 2008.

At December 31, 2009, the gross DTA of $331.7 million includes $290.9 million of ordinary DTAs and $40.8 million of capital DTAs. Furthermore, as shown in the above table, Mutual of America's net admitted DTA increased by $29.0 million during 2009, of which $33.0 million related to the incremental increase arising from the application of SSAP No. 10R. The $45.9 million of net admitted DTAs at

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2009, 2008 and 2007

7. Federal Income Taxes (Continued)

December 31, 2009, calculated under SSAP No. 10R is based on the amount of net DTAs expected to be realized within three years of the financial statement date. The net admitted gross DTA of $16.9 million at December 31, 2008 was calculated under SSAP No. 10. The tax effects of temporary differences that give rise to a significant portion of the DTAs and DTLs arise from the differing statutory and tax-basis treatment of assets and liabilities, insurance and annuity reserves and contracts and capital gains and losses on investment transactions, non-admitted assets and net operating loss carryforwards. Included in such differences are items resulting from transition rules under the Code as of January 1, 1998, which accompanied the change in taxation of Mutual of America's pension business. The transition rules will continue to moderate Mutual of America's current tax expense over the next several years. As such, no federal income tax provision or benefit was recognized in 2009 and 2008 for Mutual of America.

At December 31, 2009, the Company had consolidated net operating loss carryforwards of approximately $370.2 million, expiring at various dates between 2013 and 2029.

During 2007, the Internal Revenue Service (IRS) completed its audit of Mutual of America's 2000 and 2001 federal income tax returns, and presented the Company with a Revenue Agent's Report (RAR) asserting certain adjustments to the Company's taxable income and its net operating loss carryforwards that would result in a tax due for 2000 and 2001. These adjustments would disallow the Company's tax deductions for certain intangible assets and for capital losses related to the sale of a holding company and a partnership interest. In January 2008, the Company filed a protest to the IRS adjustments. In October 2008, the IRS also completed its audits of Mutual of America's 2002, 2003, 2004 and 2005 federal income tax returns and the Company received an RAR asserting certain adjustments to the Company's 2002 through 2005 tax returns, related to the disallowance of deductions for certain intangible assets. The Company responded to this RAR in October 2008 by filing a protest to the IRS adjustments. On July 21, 2009, Mutual of America executed a formal settlement with the IRS Appeals Division resolving all disputed adjustments related to the Company's tax deductions for certain intangible assets and for capital losses related to the sale of a holding company and a partnership interest for the tax years 2000 through 2005. At December 31, 2009, Mutual of America's gross and net deferred tax assets reflect the above IRS settlement. This settlement resulted in no tax due for the years under audit and had no impact on Mutual of America's surplus.

8. Fair Value of Financial Instruments

The estimated fair values of financial instruments have been determined using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2009, 2008 and 2007

8. Fair Value of Financial Instruments (Continued)

The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts. Amounts related to the Company's financial instruments were as follows:

December 31, 2009 (in millions)	Statement Value	Estimated Fair Value
ASSETS
Bonds and notes	$6,236.2	$6,434.5
Common stocks	67.8	67.8
Preferred stocks	7.2	7.2
Cash and short-term investments	15.4	15.4
Guaranteed funds transferable	41.6	43.1
Mortgage loans	2.2	2.2
Policy loans	91.4	91.4
LIABILITIES
Insurance and annuity reserves	$5,871.7	$5,922.6
December 31, 2008 (in millions)	Statement Value	Estimated Fair Value
ASSETS
Bonds and notes	$6,010.1	$5,805.2
Common stocks	53.3	53.3
Preferred stocks	7.2	7.2
Cash and short-term investments	89.9	89.9
Guaranteed funds transferable	46.7	44.2
Mortgage loans	2.7	2.8
Policy loans	92.5	92.5
LIABILITIES
Insurance and annuity reserves	$5,704.8	$5,713.7

Fixed Maturities and Equity Securities — Fair value for fixed maturities is determined by reference to market prices quoted by an independent pricing source. If quoted market prices are not available, fair value is determined using quoted prices for similar securities. Market value for equity securities is determined by reference to valuations quoted by an independent pricing organization.

Cash and Short-Term Investments — The carrying value for cash and short-term investments approximates fair values due to the short-term maturities of these instruments.

Guaranteed Funds Transferable — Fair value for guaranteed funds transferable is determined by reference to market valuations provided by the former reinsurer.

Mortgage Loans — Fair value for mortgage loans is determined by discounting the expected future cash flows using the current rate at which similar loans would be made to borrowers with similar credit ratings and remaining maturities.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2009, 2008 and 2007

8. Fair Value of Financial Instruments (Continued)

Policy Loans — The majority of policy loans are issued with variable interest rates, which are periodically adjusted based on changes in rates credited to the underlying policies and therefore are considered to be stated at fair value.

Insurance and Annuity Reserves — Contractual funds not yet used to purchase retirement annuities and other deposit liabilities are stated at their cash surrender value. General Account policies are issued with variable interest rates that are periodically adjusted based on changes in underlying economic conditions.

The fair value of immediate annuity contracts (approximately $1.0 billion at December 31, 2009 and 2008, respectively) was determined by discounting expected future retirement benefits using current mortality tables and interest rates based on the duration of expected future benefits. Weighted average interest rates of 4.89% and 5.79% were used at December 31, 2009 and 2008, respectively.

9. Significant Differences Between Statutory Accounting Practices and Generally Accepted Accounting Principles (GAAP)

The accompanying financial statements are presented in conformity with statutory accounting practices prescribed or permitted by the New York Department ("statutory accounting"), which practices differ from GAAP. The significant variances between such practices and GAAP are described below. The Company has not computed the variance between Surplus and Net Income calculated in accordance with statutory accounting practices prescribed or permitted by the New York Department and GAAP, as there is no reporting requirement to do so and the costs involved exceed the benefits derived from these calculations. Generally, GAAP results in a more favorable presentation of the Company's financial condition.

Asset Valuations and Investment Income Recognition

GAAP requires the Company's bonds and notes to be classified as either held to maturity ("HTM") or available for sale ("AFS"); whereas for statutory accounting, no such classification is required. In addition, for GAAP, AFS bonds and notes are carried at their fair value with the unrealized gains and losses applied directly to equity; whereas for statutory accounting all bonds and notes in good standing are carried at their amortized cost.

Realized capital gains and losses, net of applicable taxes, arising from changes in interest rates are recognized in income currently for GAAP accounting, rather than accumulated in the IMR and amortized into income over the remaining life of the security sold for statutory accounting.

A general formula-based Asset Valuation Reserve is recorded for statutory accounting purposes; whereas such a reserve is not required under GAAP.

Certain assets, principally net deferred income tax assets not expected to be realized within three years, furniture and fixtures and prepaid expenses, for statutory accounting, are excluded from the statement of financial condition by a direct charge to surplus; whereas under GAAP, such assets are carried at cost, net of accumulated depreciation.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2009, 2008 and 2007

9. Significant Differences Between Statutory Accounting Practices and Generally Accepted Accounting Principles (GAAP) (Continued)

Policy Acquisition Costs

Under GAAP, policy acquisition costs that are directly related to and vary with the production of new business are deferred and amortized over the estimated life of the applicable policies, rather than being expensed as incurred, as required under statutory accounting.

Insurance and Annuity Reserves

Under statutory accounting practices, the interest rates and mortality and morbidity assumptions used are those which are prescribed or permitted by the New York Department. Under GAAP, for annuities the interest rate assumptions used are generally those assumed in the pricing of the contract at issue; for disability benefits, the interest rates assumed are those anticipated to be earned over the duration of the benefit period. Mortality and morbidity assumptions are based on Company experience.

Premium Recognition

Insurance contracts that do not subject the insurer to significant mortality or morbidity risk are considered, under GAAP, to be primarily investment contracts. GAAP requires all amounts received from policyholders under these investment contracts to be recorded as a policyholder deposit rather than as premium income.

Deferred Income Taxes

GAAP requires that a deferred tax asset or liability be established to provide for temporary differences between the tax and financial reporting bases of assets and liabilities. Statutory accounting adopted similar accounting principles, except that deferred income tax assets (net of any required valuation allowance) are recognized for statutory accounting only to the extent that they can be utilized within three years; whereas for GAAP all such assets are recognized (net of any required valuation allowance) regardless of when they will be utilized. All changes in deferred income tax assets or liabilities are recorded directly as a charge or benefit to surplus for statutory accounting purposes.

Cash and Short-Term Investments

The statement of cash flows are presented in accordance with statutory accounting. This reporting format differs from GAAP, which requires a reconciliation of net income to net cash from operating activities. The statutory Statements of Cash Flows include changes in cash and short-term investments and also certain noncash-related changes.

10. Subsequent Events

The Company has evaluated subsequent events through March 16, 2010, the date the financial statements were available to be issued, and no events have occurred subsequent to the balance sheet date and before the date of evaluation that would require disclosure.

PART C

OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a)	Financial Statements

The following financial statements are included in Part B of this Post-Effective Amendment on Form N-4:

Mutual of America Separate Account No. 2

Independent Registered Public Accounting Firm’s Report

Financial Statements for Years Ended December 31, 2009 and 2008

Mutual of America Life Insurance Company

Independent Registered Public Accounting Firm’s Report

Financial Statements for Years Ended December 31, 2009, 2008 and 2007

(b)	Exhibits

(1)	Copy of the resolution of the depositor establishing the registrant. (1)

(2)	Not Applicable.

(3)	Copy of Underwriting and Administration Agreement between Mutual of America Life Insurance Company and Mutual of America Separate Account No. 2, dated June 15, 1984. (1)

(4) (a)(i)	Form of Tax-Deferred Group Annuity Contract and Certificate. (8)

(a)(ii)	Form of Tax-Deferred Group Annuity Contract Amendment (10)

(b)(i)	Form of Individual Retirement Annuity Contract. (7)

(b)(ii)	Form of SEP Endorsement to Individual Retirement Annuity Contract. (3)

(b)(iii)	Form of SIMPLE Endorsement to Individual Retirement Annuity Contract. (3)

(b)(iv)	Form of ROTH Endorsement to Individual Retirement Annuity Contract. (3)

(b)(v)	Form of Individual Retirement Annuity Contract Amendment (10)

(b)(vi)	Form of Individual Retirement Annuity Contract Amendment (10)

(b)(vii)	Form of Individual Retirement Annuity Contract Amendment (10)

(b)(viii)	Form of Individual Retirement Annuity Contract Amendment (10)

(b)(ix)	Form of Individual ROTH Annuity Contract Amendment (10)

(c)(i)	Form of Flexible Premium Deferred Annuity Contract. (4)

(c)(ii)	Form of Flexible Premium Annuity Contract Amendment (10)

(5)(a)	Form of Application for Tax-Deferred Group Annuity Contract (Group Annuity Application). (7)

(b)	Form of Application for Individual Retirement Annuity Contract (IRA Application). (7)

(c)	Form of Application for Flexible Premium Deferred Annuity Contract (Individual (Non-IRA) Application). (7)

(6)	Bylaws of Mutual of America Life Insurance Company. (1)

(7)	Not Applicable.

(8) (a)(i)	Amended and Restated Participation Agreement between Scudder Variable Life Investment Fund and Mutual of America Life Insurance Company, dated March 15, 1985. (5)

(a)(ii)

Amendment to Amended and Restated Participation Agreements between Scudder Variable Life Investment Fund (now known as “DWS Variable Series I”) and Mutual of America Life Insurance Company and the American Life Insurance Company of New York, dated as of April 12, 2007. (1)

(b)(i)	Fund Participation Agreement Separate Account No. 2 between Mutual of America Life Insurance Company, Investors Research Corporation and TCI Portfolios, Inc., dated December 30, 1988. (1)

(b)(ii)

Amendment No. 1 to the Fund Participation Agreement-Separate Account No. 2 between Mutual of America Life Insurance Company, Investors Research Corporation and TCI Portfolios, Inc., dated as of May 1, 1989. (1)

(b)(iii)

Amendment No. 2 to the Fund Participation Agreement-Separate Account No. 2 between Mutual of America Life Insurance Company, American Century Variable Portfolios, Inc., and American Century Investment Management, Inc., dated as of January 3, 2000. (1)

(b)(iv)

Amendment No. 3 to the Fund Participation Agreement-Separate Account No. 2 between Mutual of America Life Insurance Company, American Century Variable Portfolios, Inc., and American Century Investment Management, Inc., dated as of January 2, 2002. (1)

(b)(v)

Amendment to the Fund Participation Agreements between Mutual of America Life Insurance Company, American Century Variable Portfolios, Inc., and American Century Investment Management, Inc, dated as of December 22, 2004. (1)

(c)(i)

Participation Agreement among the Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and Mutual of America Life Insurance Company dated as of April 29, 2005. (6)

(c)(ii)

Amendment to Participation Agreement between Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and Mutual of America Life Insurance Company, dated as of April 12, 2007. (1)

(d)	Shared Funding Agreement fir Separate Accounts with Calvert Distributors, Inc., dated as of February 28, 2001. (5)

(e)	Amended and Restated Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and Mutual of America Life Insurance Company dated as of April 29, 2005. (6)

(f)	Participation Agreement among Oppenheimer Variable Account Funds, Oppenheimer Funds, Inc. and Mutual of America Life Insurance Company, dated as of April 29, 2005. (6)

(9)	Opinion and consent of counsel as to the legality of the securities being registered. (3)

(10)	Consent of KPMG, LLP. (2)

(11)	Not Applicable.

(12)	Not Applicable.

(13)	Powers of Attorney. (11)

(1)

Filed with Post-Effective Amendment No. 32 to Registration Statement for Mutual of America Separate Account No. 2 on Form N-4 (File No. 033-11023) on April 30, 2007. As incorporated herein by reference.

(2)	Filed herewith (File No. 002-90201).

(3)

Filed with Post-Effective Amendment No. 36 to Registration Statement for Mutual of America Separate Account No. 2 on Form N-4 (File No. 002-90201) on April 30, 2007. As incorporated herein by reference.

(4)

Filed with Post-Effective Amendment No. 30 to Registration Statement for Mutual of America Separate Account No. 2 on Form N-4 (File No. 002-90201) on February 28, 2003. As incorporated herein by reference.

(5)

Filed with Post-Effective Amendment No. 23 to Registration Statement for Mutual of America Separate Account No. 2 on Form N-4 (File No. 033-11023) on April 19, 2001. As incorporated herein by reference.

(6)

Filed with Post-Effective Amendment No. 29 to Registration Statement for Mutual of America Separate Account No. 2 on Form N-4 (File No. 033-11023) on April 29, 2005. As incorporated herein by reference.

(7)	Filed with Post-Effective Amendment No. 37 to Registration Statement for Mutual of America Separate Account No. 2 on Form N-4 (File No. 002-90201) on May 1, 2007. As incorporated herein by reference.

(8)

Filed with Post-Effective Amendment No. 38 to Registration Statement for Mutual of America Separate Account No. 2 on Form N-4 (File No. 002-90201) on February 29, 2008. As incorporated herein by reference.

(10)

Filed with Post-Effective Amendment No. 40 to Registration Statement for Mutual of America Separate Account No. 2 on Form N-4 (File No. 002-90201) on April 30, 2009. As incorporated herein by reference.

(11)

Filed with Post-Effective Amendment No. 35 to Registration Statement for Mutual of America Separate Account No. 2 on Form N-4 (File No. 033-05609) on April 30, 2010. As incorporated herein by reference.

Item 25. Directors and Officers of the Depositor

Positions and Offices
Name and Principal Business Address*	With Depositor

Thomas J. Moran	Chairman of the Board, President and Chief Executive Officer

Manfred Altstadt	Director, Chief Operating Officer
Clifford L. Alexander, Jr.	Director
Kimberly A. Casiano	Director
Roselyn P. Epps, M.D.	Director
Earle H. Harbison, Jr.	Director
Maurine Haver	Director
Frances R. Hesselbein	Director
LaSalle D. Leffall, Jr., M.D.	Director
Senator Connie Mack	Director
Robert J. McGuire	Director
Roger Porter	Director
Peter J. Powers	Director
General Dennis J. Reimer	Director
Elie Wiesel	Director

Officers-Directors

Name and Principal Business Address*	Positions and Offices With Depositor

Thomas J. Moran	Chairman, President and Chief Executive Officer
Manfred Altstadt	Chief Operating Officer

Other Officers

Name and Principal Business Address*	Positions and Offices With Depositor

James P. Accurso	Senior Vice President, Director of Fixed Income Research

Jeffrey Angelo	Executive Vice President, Corporate Communications and Strategic Planning

Meyer Baruch	Senior Vice President, State Compliance and Government Regulations
Nicholas A. Branchina	Senior Vice President, Budget and Cost Accounting
Maria L. Brophy	Senior Vice President, Corporate Accounting and Risk Management
Jeremy J. Brown	Executive Vice President and Chief Actuary

Katherine Cannizzaro	Senior Vice President, Claims Administration and Plan Conversion
Anne Marie Carroll	Senior Vice President and Associate General Counsel
Sean Carroll	Senior Vice President, Facilities Management
Michael E. Conway	Senior Vice President, Human Resources
William S. Conway	Senior Executive Vice President and Chief Marketing Officer
John S. Corrigan	Executive Vice President, Internal Audit
Barbara Crane	Senior Vice President, Communication Development and Corporate Events
Carson J. Dunbar, Jr.	Senior Vice President, Corporate Services
Chris W. Festog	Senior Vice President, Accounting and Financial Systems

Michael Gallagher 1150 Broken Sound Parkway NW,	Senior Vice President, Direct Response and Technical Communications

Boca Raton, FL 33487-3598
Harold J. Gannon	Senior Vice President, Corporate Tax
Gordon Gaspard	Senior Vice President, Key Client Relations
Robert Giaquinto, 1150 Broken Sound Parkway NW, Boca Raton, FL 33487-3598	Executive Vice President, MIS Operations
Thomas E. Gilliam	Executive Vice President and Assistant to the President and Chief Executive Officer
John R. Greed	Senior Executive Vice President and Chief Financial Officer
Jared Gutman	Executive Vice President, Administrative Technical Services and Chief Privacy Officer
Thomas A. Harwood	Senior Vice President, Human Resources

Edward J. T. Kenney	Executive Vice President, External Affairs

Robert Kordecki	Senior Vice President, Key Client Relations
Nicole Lanni	Senior Vice President, Technical Services
Daniel LeSaffre	Executive Vice President, Human Resources and Corporate Services
Kathryn Lu	Executive Vice President and Chief Compliance Officer
Thomas L. Martin	Executive Vice President and Deputy General Counsel
JoAnn McGrane	Senior Vice President, Administration and Institutional Funds
James McCutcheon	Senior Vice President and Associate General Counsel
Dennis McManus	Senior Vice President, Billing and Regulatory Services/Life Disability Claims
George L. Medlin	Executive Vice President and Treasurer
Christopher Miseo	Senior Vice President and Director of Accounting and Financial Reporting
Lynn N. Nadler 1150 Broken Sound Parkway NW, Boca Raton, FL 33487-3598	Senior Vice President, Training
Roger F. Napoleon	Senior Vice President and Associate General Counsel
Peter Nicklin	Senior Vice President, Special Projects, and Assistant to the Chief Information Officer
Michael O’Grady	Senior Vice President, Strategic Planning
Paul O’Hara	Senior Vice President, Competition and Research
James C. Peterson	Senior Vice President, Leadership Development
William Rose	Executive Vice President, Sales Operations
James J. Roth	Executive Vice President and General Counsel

Scott H. Rothstein	Executive Vice President and Deputy General Counsel
Dennis J. Routledge	Senior Vice President, LAN/Telecommunications
Robert W. Ruane	Senior Vice President, Proposal Development
Myron Schlanger	Senior Vice President and Associate Treasurer
William G. Shannon	Senior Vice President, Financial Advisory Services
Walter W. Siegel	Senior Vice President and Actuary
Joan M. Squires	Executive Vice President and Chief Information Officer
Anne M. Stanard, 1150 Broken Sound Parkway NW, Boca Raton, FL 33487-3598	Senior Vice President, Human Resources
Mary-Clare Swanke	Senior Vice President, Product Development and Production, Corporate Communications
John Terwilliger 1150 Broken Sound Parkway NW, Boca Raton, FL 33487-3598	Senior Vice President, Facilities Management
Eldon Wonacott, 1150 Broken Sound Parkway NW, Boca Raton, FL 33487-3598	Senior Vice President, Advertising, Direct Response and Telemarketing

* The business address of all officers is 320 Park Avenue, New York, New York 10022-6839, unless otherwise noted. The business address of all directors is c/o Mutual of America, 320 Park Avenue, New York, New York 10022-6839.

Item 26. Persons Controlled By or Under Common Control with the Depositor or the Registrant

The registrant is a separate account of Mutual of America Life Insurance Company (“Mutual of America”) under the New York Insurance law. Under said law the assets allocated to the separate account are the property of Mutual of America.

As a New York mutual life insurance company, no person has the direct or indirect power to control Mutual of America except by virtue of a person’s capacity as a director or executive officer. Each holder of an in-force insurance policy or annuity contract issued by Mutual of America has the right to vote for the election of directors of Mutual of America at annual elections and upon other corporate matters where policyholders’ votes are taken.

Mutual of America wholly owns the following companies:

•              Mutual of America Holding Company, Inc., a Delaware corporation (see below), and

•              Mutual of America Foundation, a New York not-for-profit corporation.

Mutual of America Holding Company, Inc. wholly owns the following companies:

•              Mutual of America Securities Corporation, a Delaware corporation, and

•              Mutual of America Capital Management Corporation, a Delaware corporation.

Mutual of America’s consolidated financial statements include all the above subsidiaries except Mutual of America Foundation.

Mutual of America, through its separate accounts, owns substantially all of the outstanding shares of Mutual of America Investment Corporation, a Maryland corporation registered under the 1940 Act as a management investment company.

Mutual of America currently owns a significant amount, but less than a majority, of the outstanding shares of Mutual of America Institutional Funds, Inc., a Maryland corporation registered under the 1940 Act as a management investment company whose shares are publicly offered to institutional investors.

Item 27. Number of Contractowners

As of March 31, 2010, there were 337,861 owners in Separate Account No. 2, 45,427 of whom were attributable to Contracts registered under SEC File No. 2-90201; 288,806 of whom were attributable to Contracts registered under SEC File No. 33-11023; and 3,628 of whom were attributable to Contracts registered under SEC File No. 33-5609, all of which are qualified.

Item 28. Indemnification

Charter of Depositor. The Charter of Mutual of America provides in substance that no director or officer shall be personally liable for damages for any breach of duty as a director except when a judgment or other final adjudication establishes that the director’s acts or omissions were in bad faith, involved intentional misconduct or were acts or omissions the director knew or reasonably should have known violated New York Insurance Law or a specific standard of care imposed on directors directly by the New York Insurance Law, or which constituted a knowing violation of any other law or allowed the director to personally gain a financial profit or other advantage to which the director was not legally entitled.

By Laws of Depositor. The By-Laws of Mutual of America provide for the indemnification of present and former officers and directors of the Company (a “person”) against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys’ fees actually and reasonably incurred, if the person acted in good faith and for a purpose which the person necessarily believed to be in the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe said conduct was unlawful. Expenses incurred in defending a civil, criminal, administrative or investigative action, suit or proceeding, or threat thereof, may be paid by the Company in advance of the final disposition of such action, suit or proceeding upon an undertaking by or on behalf of the person to repay such amount if it is ultimately determined that such person is not entitled to be indemnified by the Company.

Insurance. Coverage for officers and directors of Mutual of America is provided under an Investment Management insurance policy issued by Chubb, with excess coverage by CNA, The Hartford, and Chubb, to Mutual of America Life Insurance Company et al. The aggregate limit of liability under the primary policy per year is $10 million, with a $1,000,000 deductible per entity insured and no deductible for individual insureds. The deductible for life insurance company fiduciary liability coverage (errors and omissions) is $1,000,000 for the entity.

Undertaking. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters

(a)                     Mutual of America Life Insurance Company, the depositor and principal underwriter of the Registrant, also acts as depositor and principal underwriter of Mutual of America Separate Account No. 2 and as principal underwriter of the Mutual of America Investment Corporation, and The American Separate Account No. 2 and The American Separate Account No. 3 of Wilton Reassurance Life Company of New York, formerly known as The American Life Insurance Company of New York.

(b)                    The name, business address and position of each senior officer and director of Mutual of America are listed in Item 25 above.

(c)                     The principal underwriter receives no compensation or commissions from the registrant for its services in distributing the variable insurance contracts.

Item 30. Location of Accounts and Records.

Registrant’s books and records are maintained primarily at 320 Park Avenue, New York, NY 10022. Certain records are maintained at Mutual of America’s Financial Transaction Processing Center, 1150 Broken Sound Parkway NW, Boca Raton, FL 33487-3598.

Item 31. Management Services.

Not applicable.

Item 32. Undertakings

The Insurance Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant certifies that it meets all the requirements for effectiveness of this post-effective amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and that it has duly caused this post-effective amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, the State of New York, on the 30th day of April, 2010.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
(REGISTRANT)

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
(DEPOSITOR)

By:	/s/ MANFRED ALTSTADT
Manfred Altstadt
Chief Operating Officer

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on April 30, 2010.

Signature	Title

*	Chairman of the Board, President and Chief
Thomas J. Moran	Executive Officer; Director (Principal Executive Officer)

/s/ MANFRED ALTSTADT
Manfred Altstadt	Chief Operating Officer; Director

*
Clifford L. Alexander, Jr.	Director

*
Kimberly A. Casiano	Director

*
Roselyn P. Epps, M.D.	Director

*
Earle H. Harbison, Jr.	Director

*
Maurine Haver	Director

*
Frances R. Hesselbein	Director

*
William T. Knowles	Director

*
Lasalle D. Leffall, Jr., M.D.	Director

*
Connie Mack, III	Director

*
Robert J. McGuire	Director

*
Roger Porter	Director

*
Peter J. Powers	Director

*
Dennis J. Reimer	Director

*
Elie Wiesel	Director

*By:	/s/ MANFRED ALTSTADT
Manfred Altstadt
Attorney-in-Fact

EXHIBIT INDEX

Exhibit	Description

EX-99(10)	Consent of KPMG, LLP